UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04096

MFS MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue,

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

March 31, 2015

MFS® MUNICIPAL SERIES TRUST

For the states of:

Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

MSTA-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy was in flux early in 2015. Despite a steadily improving labor market, harsh winter weather held back U.S. economic activity. A stronger U.S. dollar has also curtailed export demand and weakened the profits of U.S.-based multinationals.

In the wake of the launch of the European Central Bank’s quantitative easing program and the euro’s sharp decline, the eurozone economy is showing signs of recovery.

In Asia, China and Japan continue to struggle. Chinese manufacturing activity has weakened, and the People’s Bank of China is attempting to ward off further economic slowing through targeted action. Japan’s economy is at risk of sliding back after making initial progress towards its growth and inflation goals.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplinary, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

May 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

MFS Alabama Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.0%
State & Local Agencies	15.7%
General Obligations – Schools	13.3%
General Obligations – General Purpose	11.5%
Water & Sewer Utility Revenue	9.4%

Composition including fixed income credit quality (a)(i)
AAA	6.7%
AA	37.8%
A	38.5%
BBB	9.4%
BB	2.6%
Not Rated	5.4%
Cash & Other	(0.4)%

Portfolio facts (i)
Average Duration (d)	5.8
Average Effective Maturity (m)	16.3 yrs.

Jurisdiction (i)
Alabama	82.1%
New York	2.4%
Guam	2.3%
California	2.1%
Wisconsin	1.8%
Massachusetts	1.6%
U.S. Virgin Islands	1.6%
Florida	0.9%
New Hampshire	0.8%
Colorado	0.7%
Texas	0.7%
Tennessee	0.6%
Virginia	0.6%
Illinois	0.6%
Kentucky	0.5%
Indiana	0.3%
South Dakota	0.3%
Michigan	0.3%
Puerto Rico	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Other may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

2

Portfolio Composition – continued

MFS Arkansas Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	20.5%
Water & Sewer Utility Revenue	15.6%
General Obligations – Schools	11.2%
Healthcare Revenue – Hospitals	10.9%
Sales & Excise Tax Revenue	10.3%

Composition including fixed income credit quality (a)(i)
AAA	4.4%
AA	50.7%
A	31.1%
BBB	8.9%
BB	0.7%
B	0.7%
CCC	0.4%
Not Rated	1.8%
Cash & Other	1.3%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	15.1 yrs.

Jurisdiction (i)
Arkansas	79.1%
Guam	3.9%
New York	2.6%
California	2.2%
Massachusetts	1.4%
Kentucky	1.2%
Michigan	1.2%
U.S. Virgin Islands	1.2%
Wisconsin	1.1%
Puerto Rico	1.0%
Indiana	0.8%
New Hampshire	0.6%
Texas	0.5%
Colorado	0.5%
New Jersey	0.4%
Illinois	0.4%
Tennessee	0.3%
Florida	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

3

Portfolio Composition – continued

MFS California Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	12.5%
Tax Assessment	11.5%
General Obligations – Schools	10.3%
Universities – Colleges	10.3%
State & Local Agencies	7.4%

Composition including fixed income credit quality (a)(i)
AAA	2.8%
AA	23.6%
A	47.2%
BBB	13.4%
BB	4.6%
B	1.7%
Not Rated	4.6%
Cash & Other	2.1%

Portfolio facts (i)
Average Duration (d)	6.8
Average Effective Maturity (m)	17.4 yrs.

Jurisdiction (i)
California	93.7%
Guam	1.3%
Illinois	1.1%
Ohio	0.7%
Pennsylvania	0.7%
New Jersey	0.4%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

4

Portfolio Composition – continued

MFS Georgia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	18.4%
Healthcare Revenue – Hospitals	17.3%
Water & Sewer Utility Revenue	14.9%
General Obligations – General Purpose	9.7%
General Obligations – Schools	9.5%

Composition including fixed income credit quality (a)(i)
AAA	8.9%
AA	38.1%
A	37.7%
BBB	10.4%
BB	1.4%
B	0.7%
Not Rated	1.6%
Cash & Other	1.2%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	15.7 yrs.

Jurisdiction (i)
Georgia	80.3%
Guam	2.6%
California	2.0%
Florida	1.4%
U.S. Virgin Islands	1.4%
New Jersey	1.4%
New York	1.3%
Tennessee	0.9%
Illinois	0.9%
Wisconsin	0.8%
Texas	0.7%
Puerto Rico	0.7%
North Carolina	0.7%
Kentucky	0.7%
Michigan	0.7%
New Hampshire	0.6%
Virginia	0.6%
Colorado	0.5%
Indiana	0.3%
Louisiana	0.2%
South Dakota	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

5

Portfolio Composition – continued

MFS Maryland Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	23.7%
General Obligations – General Purpose	16.1%
Water & Sewer Utility Revenue	11.2%
Universities – Colleges	6.9%
Tax Assessment	4.3%

Composition including fixed income credit quality (a)(i)
AAA	18.2%
AA	26.9%
A	26.8%
BBB	16.1%
BB	2.4%
B	1.2%
CCC (o)	0.0%
Not Rated	6.6%
Cash & Other	1.8%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	14.6 yrs.

Jurisdiction (i)
Maryland	77.3%
Guam	2.4%
Puerto Rico	2.1%
Kentucky	2.0%
U.S. Virgin Islands	1.7%
District of Columbia	1.6%
New Jersey	1.6%
Tennessee	1.4%
New York	1.4%
California	1.2%
Indiana	1.0%
Illinois	0.8%
Florida	0.8%
Texas	0.6%
New Hampshire	0.6%
Colorado	0.6%
Washington	0.5%
Michigan	0.5%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

6

Portfolio Composition – continued

MFS Massachusetts Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	23.0%
Healthcare Revenue – Hospitals	13.1%
Miscellaneous Revenue – Other	9.7%
General Obligations – General Purpose	8.5%
Sales & Excise Tax Revenue	5.8%

Composition including fixed income credit quality (a)(i)
AAA	9.4%
AA	40.7%
A	26.6%
BBB	13.7%
BB	1.7%
B	1.3%
CCC (o)	0.0%
Not Rated	4.1%
Cash & Other	2.5%

Portfolio facts (i)
Average Duration (d)	6.5
Average Effective Maturity (m)	16.5 yrs.

Jurisdiction (i)
Massachusetts	82.5%
California	1.9%
Illinois	1.7%
New York	1.6%
Guam	1.4%
Kentucky	1.2%
Florida	1.0%
Tennessee	0.9%
U.S. Virgin Islands	0.9%
Wisconsin	0.8%
Puerto Rico	0.6%
New Jersey	0.5%
Pennsylvania	0.5%
Colorado	0.5%
Texas	0.4%
New Hampshire	0.4%
Louisiana	0.3%
Washington	0.3%
South Dakota	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

7

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2015, Class A shares of each fund, at net asset value, outperformed the Barclays Municipal Bond Index. These included the municipal bond funds of Alabama, Arkansas, California, Georgia, Maryland, and Massachusetts. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and expectations were high for additional rate cuts and the announcement for non-conventional easing measures. Similarly, toward the middle of the period the Bank of Japan surprised markets with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

A dominant trend in the second half of the period was the ongoing rise in US equities alongside a decline in US bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing highlighted by the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), supporting risk assets as well as government bond prices, while the US dollar continues to benefit from the perception that Federal Reserve (“Fed”) tightening was likely to occur later in 2015.

Municipal bonds generally produced solid results for the year ended March 31, 2015. Most forecasters had expected that US Treasury yields would rise during the period as the Fed wound down QE and prepared to tighten monetary policy, and that this would prove to be a headwind for municipal bond performance. Instead, longer Treasury yields fell sharply, while shorter maturities rose slightly. Many factors contributed to this surprising turn of events. Despite a weak reading at the end of the period, the US labor market made solid progress through most of the period, adding an average of 260,000 new jobs per month. Strong job gains failed to translate into markedly higher wages or inflationary pressures that could push the Fed to adopt a more aggressive stance on hiking rates. Slowing growth outside the US and disinflationary developments around the world – including a precipitous drop in oil prices – caused the market to push out its timetable for the first Fed Funds rate hike, as did disappointingly weak US economic activity during the first quarter of 2015. Moreover, softness in the US economy toward the end of the period led to increased dovishness from the Fed, as evidenced by downgraded forecasts for the Fed Funds rate, GDP growth, and inflation. Finally, favorable technical conditions kept downward pressure on Treasury yields. Lower Treasury yields not only allayed investors’ fears of higher interest rates, but also helped drive municipal bond returns.

Continued optimism about the health of the US economy, combined with a comparative dearth of new high-profile, headline-grabbing stories about troubled issuers kept investors relatively constructive on asset class fundamentals. Puerto Rico remained a source of worry, however. As the period ended, the risk that funding needs might not be met remained a threat, even with the Commonwealth’s efforts to bolster tax revenues. Detroit’s bankruptcy proceedings came to a close during the period with both pensioners and bondholders impaired, reinforcing concerns about the priority assigned to general obligation debt. In addition, a court ruling overturned legislation aimed at reforming Illinois’ underfunded public employee pension system, highlighting the challenges ahead as municipalities continue to grapple with the issue of unfunded pension liabilities. Nowhere did these challenges appear more acute than in Chicago, where burgeoning budget deficits attracted increased market and rating agency attention. This demonstrates the market is differentiating between those issuers who have taken steps toward fiscal sustainability and those with ongoing budget and pension challenges. While we expect to see continued headlines for select municipalities, on balance, municipal credit fundamentals improved over the period as state and local tax receipts benefited from a fifth year of economic expansion.

The period was marked by steady and moderate inflows to municipal bond funds as generally good performance attracted investors. New issuance surged in the first quarter of 2015. This large increase in supply, along with lower Treasury rates, caused high-quality municipals to underperform comparable maturity Treasuries as the period ended. Stable spreads in municipal credit enabled higher-yielding bonds to outperform higher-quality debt. The Treasury rally allowed longer-maturity bonds to solidly outperform shorter maturities. At the end of the period, municipal bonds appeared fairly valued to relatively inexpensive versus Treasuries, but yields remained quite low versus historical levels.

Factors Affecting Performance

The funds’ longer duration (d) stance relative to the Barclays Municipal Bond Index positively impacted relative performance as yields fell during the reporting period.

8

Management Review – continued

The Barclays Municipal Bond Index is a broad-based index comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands.

Among jurisdictions, overweight positions in municipal bonds of Guam were a source of positive performance across all funds. Security selection in municipal bonds of New York also benefited relative performance across all funds.

Across sectors, the general obligation, health, credit enhanced and education sectors were notable contributors to relative performance for all funds. Positive security selection in both “AA” and “BBB” rated (r) securities also benefited relative performance across all funds.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

9

PERFORMANCE SUMMARY THROUGH 3/31/15

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund's results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Alabama Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/01/90	7.37%	4.32%	4.25%
B	9/07/93	6.57%	3.56%	3.47%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		2.81%	3.42%	3.79%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.57%	3.21%	3.47%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

10

Performance Summary – continued

MFS Arkansas Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/03/92	7.21%	3.82%	4.09%
B	9/07/93	6.40%	3.01%	3.29%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		2.65%	2.93%	3.64%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.40%	2.66%	3.29%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

11

Performance Summary – continued

MFS California Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/18/85	9.38%	5.93%	4.78%
B	9/07/93	8.55%	5.08%	3.98%
C	1/03/94	8.37%	4.96%	3.83%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		4.73%	5.01%	4.32%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.55%	4.75%	3.98%
C With CDSC (1% for 12 months) (v)		7.37%	4.96%	3.83%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

12

Performance Summary – continued

MFS Georgia Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	7.53%	4.45%	4.23%
B	9/07/93	6.70%	3.65%	3.47%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		2.96%	3.54%	3.78%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.70%	3.30%	3.47%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

13

Performance Summary – continued

MFS Maryland Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	6.99%	4.22%	3.96%
B	9/07/93	6.19%	3.43%	3.21%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		2.44%	3.32%	3.50%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.19%	3.07%	3.21%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

14

Performance Summary – continued

MFS Massachusetts Municipal Bond Fund

Growth of a Hypothetical $10,000 Investment

Total Returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	4/09/85	8.02%	4.47%	4.43%
B	9/07/93	7.18%	3.68%	3.69%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With Initial Sales Charge (4.25%)		3.43%	3.57%	3.98%
B With CDSC (Declining over six years from 4% to 0%) (v)		3.18%	3.33%	3.69%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

15

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2014 through March 31, 2015

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2014 through March 31, 2015.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS ALABAMA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.93%	$1,000.00	$1,027.17	$4.70
	Hypothetical (h)	0.93%	$1,000.00	$1,020.29	$4.68
B	Actual	1.68%	$1,000.00	$1,023.30	$8.47
	Hypothetical (h)	1.68%	$1,000.00	$1,016.55	$8.45

MFS ARKANSAS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.74%	$1,000.00	$1,027.45	$3.74
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.50%	$1,000.00	$1,023.57	$7.57
	Hypothetical (h)	1.50%	$1,000.00	$1,017.45	$7.54

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

16

Expense Tables – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.72%	$1,000.00	$1,035.24	$3.65
	Hypothetical (h)	0.72%	$1,000.00	$1,021.34	$3.63
B	Actual	1.48%	$1,000.00	$1,031.35	$7.50
	Hypothetical (h)	1.48%	$1,000.00	$1,017.55	$7.44
C	Actual	1.62%	$1,000.00	$1,030.49	$8.20
	Hypothetical (h)	1.62%	$1,000.00	$1,016.85	$8.15

MFS GEORGIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.95%	$1,000.00	$1,027.74	$4.80
	Hypothetical (h)	0.95%	$1,000.00	$1,020.19	$4.78
B	Actual	1.70%	$1,000.00	$1,023.80	$8.58
	Hypothetical (h)	1.70%	$1,000.00	$1,016.45	$8.55

MFS MARYLAND MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.95%	$1,000.00	$1,027.64	$4.80
	Hypothetical (h)	0.95%	$1,000.00	$1,020.19	$4.78
B	Actual	1.70%	$1,000.00	$1,023.81	$8.58
	Hypothetical (h)	1.70%	$1,000.00	$1,016.45	$8.55

MFS MASSACHUSETTS MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.84%	$1,000.00	$1,028.51	$4.25
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.60%	$1,000.00	$1,024.55	$8.08
	Hypothetical (h)	1.60%	$1,000.00	$1,016.95	$8.05

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

For the MFS Massachusetts Municipal Bond Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

17

PORTFOLIO OF INVESTMENTS

3/31/15

MFS ALABAMA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 99.2%

Issuer	Shares/Par	Value ($)

Airport Revenue - 2.4%
Birmingham, AL, Airport Authority Rev., AGM, 5.25%, 7/01/30	$1,000,000	$1,145,880
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	70,000	78,223
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	45,000	50,084
		$1,274,187
General Obligations - General Purpose - 11.4%
Auburn, AL, “H”, 5.625%, 12/01/33	$1,000,000	$1,165,030
Enterprise, AL, 5%, 2/01/29	250,000	270,182
Florence, AL, “B”, 4%, 8/01/15	230,000	232,762
Guam Government, “A”, 6.75%, 11/15/29	260,000	298,150
Guam Government, “A”, 7%, 11/15/39	60,000	70,852
Huntsville, AL, School Warrants, “C”, 5%, 11/01/30	1,000,000	1,183,550
Jasper, AL, Warrants, 5%, 3/01/32	500,000	566,420
Madison, AL, Refunding Warrants, 5.15%, 2/01/39	1,000,000	1,119,500
Montgomery County, AL, Warrants, SYNCORA, 5%, 3/01/28	500,000	536,085
State of California, 6%, 11/01/39	550,000	667,111
		$6,109,642
General Obligations - Schools - 13.2%
Huntsville, AL, School Warrants, “B”, 5%, 9/01/29	$500,000	$567,245
Huntsville, AL, School Warrants, “C”, 5%, 11/01/22	500,000	611,405
Huntsville, AL, School Warrants, “C”, 5%, 11/01/29	200,000	237,556
Jefferson County, AL, School Warrants, AGM, 5.5%, 2/15/20	1,750,000	1,755,705
Lee County, AL, School Warrants, ASSD GTY, 4.75%, 2/01/29	880,000	955,126
Madison County, AL, Board of Education, ASSD GTY, 5.125%, 9/01/34	1,000,000	1,110,150
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/36	570,000	230,953
Shelby County, AL, Board of Education Capital Outlay School Warrants (Ten Mill County Tax), 5%, 2/01/31	500,000	558,520
Sumter County, AL, School Warrants, 5.2%, 2/01/39	1,000,000	1,068,590
		$7,095,250
Healthcare Revenue - Hospitals - 19.7%
Alabama Special Care Facilities Financing Authority (Daughters of Charity), ETM, AMBAC, 5%, 11/01/25	$1,500,000	$1,506,060

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued

Alabama Special Care Facilities Financing Authority Rev. (Ascension Health), BHAC, 5%, 11/15/39	$750,000	$795,705
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 12/01/36	250,000	254,200
Birmingham, AL, Special Care Facilities Financing Authority Health Care Rev. (Children’s Hospital), ASSD GTY, 6%, 6/01/39	750,000	876,870
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2/01/36	300,000	328,434
East Alabama Health Care Authority, Health Care Facilities Rev., 5.25%, 9/01/36 (Put Date 9/01/18)	1,000,000	1,099,350
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	435,000	501,385
Health Care Authority for Baptist Health, AL, “D”, 5%, 11/15/21	875,000	894,749
Huntsville, AL, Health Care Authority Rev., “A”, 5%, 6/01/30	1,000,000	1,101,570
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	255,000	317,567
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	265,000	275,703
Mobile, AL, Special Care Facilities Financing Authority Rev. (Infirmary Health System, Inc.), “A”, 5.25%, 2/01/30	500,000	560,520
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	370,000	420,572
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/34	85,000	96,339
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/44	55,000	61,857
University of Alabama at Birmingham, AL, Hospital Rev., “A”, 5.25%, 9/01/25	500,000	558,905
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	505,000	608,666
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	340,000	353,087
		$10,611,539
Healthcare Revenue - Long Term Care - 1.6%
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 12/01/39	$750,000	$833,295

18

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Industrial Revenue - Paper - 1.2%
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 11/01/33	$250,000	$296,185
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 12/01/35	300,000	339,072
		$635,257
Miscellaneous Revenue - Other - 1.9%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	$65,000	$70,047
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	95,000	101,959
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	260,000	273,640
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/40	495,000	567,765
		$1,013,411
Port Revenue - 1.1%
Alabama Port Authority Docks Facility, 6%, 10/01/40	$500,000	$586,950

Sales & Excise Tax Revenue - 3.0%
Baldwin County, AL, Board of Education, School Warrants, 5%, 6/01/32	$500,000	$584,270
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	325,000	373,025
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/31	515,000	652,021
		$1,609,316
Single Family Housing - State - 0.7%
Alabama Housing Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.375%, 10/01/33	$375,000	$394,534

State & Local Agencies - 15.5%
Alabama Incentives Financing Authority Special Obligation, “A”, 5%, 9/01/29	$1,000,000	$1,135,960
Alabama Public School & College Authority Rev., “A”, 5%, 2/01/26	500,000	607,640
Alabama Public School & College Authority Rev., “A”, 5%, 5/01/29 (Prerefunded 5/01/19)	1,000,000	1,148,830
Alabama Public School & College Authority Rev., “B”, 5%, 6/01/25	800,000	962,120
Alabama Public School & College Authority Rev., “B”, 5%, 1/01/25	1,000,000	1,237,880
Alabama Public School & College Authority Rev., “B”, 5%, 1/01/27	500,000	608,170
Anniston, AL, Public Building Authority Rev. (Judicial Center Project), AGM, 5%, 3/01/32	500,000	552,975

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Bessemer, AL, Public Educational Building Authority Rev. (DHR Building Project), “A”, ASSD GTY, 5%, 7/01/30	$385,000	$426,665
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 6/01/30	35,000	40,063
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	145,000	170,292
Massachusetts College Building Authority Rev., “C”, 3%, 5/01/42	225,000	201,361
Montgomery County, AL, Public Building Authority Rev., Warrants (Facilities Project), 5%, 3/01/27	1,050,000	1,254,172
		$8,346,128
Tax - Other - 1.8%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$95,000	$106,010
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	30,000	33,280
Virgin Islands Public Finance Authority Rev., “A -1”, 5%, 10/01/29	65,000	70,264
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	65,000	71,759
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	400,000	439,008
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	235,000	259,988
		$980,309
Toll Roads - 0.6%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	$110,000	$128,004
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	180,000	197,667
		$325,671
Universities - Colleges - 9.1%
Alabama State University Board of Education Rev. (Chattahoochee Valley Community College), ASSD GTY, 5%, 6/01/34	$1,300,000	$1,450,228
Alabama State University Rev., General Tuition & Fee, ASSD GTY, 5.75%, 9/01/39	1,000,000	1,112,500
Jacksonville State University, Tuition & Fee Rev., ASSD GTY, 5.125%, 12/01/38	1,000,000	1,111,830
University of South Alabama, University Rev., AMBAC, 5%, 12/01/29	1,000,000	1,064,370
University of South Alabama, University Rev., BHAC, 5%, 8/01/38	150,000	165,685
		$4,904,613
Universities - Secondary Schools - 0.5%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	$190,000	$238,895

19

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Utilities - Investor Owned - 0.1%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (Put Date 8/01/16)	$70,000	$73,853

Utilities - Municipal Owned - 5.5%
Chatom, AL, Industrial Development Board Gulf Opportunity Zone (PowerSouth Energy), “A”, ASSD GTY, 5%, 8/01/37	$1,000,000	$1,129,200
Foley, AL, Utilities Board Utilities Rev., AGM, 5%, 11/01/25 (Prerefunded 11/01/15)	1,000,000	1,027,950
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/24	265,000	316,802
Guam Power Authority Rev., “A”, 5.5%, 10/01/40	230,000	258,830
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	130,000	152,166
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/23	10,000	9,336
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/24	50,000	46,380
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/30	5,000	4,579
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/27	30,000	28,086
		$2,973,329
Utilities - Other - 0.6%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$295,000	$335,197

Water & Sewer Utility Revenue - 9.3%
Bessemer, AL, Governmental Utilities Services Corp. Water Supply Rev., ASSD GTY, 5%, 6/01/39	$1,000,000	$1,073,440
Birmingham, AL, Waterworks Board Water Rev., “A”, 5%, 1/01/30	500,000	578,475
Birmingham, AL, Waterworks Board Water Rev., “A”, ASSD GTY, 5.125%, 1/01/34	750,000	837,705

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Cullman, AL, Utilities Board Water Rev., “A”, AGM, 5%, 9/01/35	$1,000,000	$1,138,350
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/29	45,000	50,976
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/35	45,000	50,405
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/21	300,000	338,595
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	15,000	16,614
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	10,000	11,101
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	20,000	22,169
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	20,000	21,954
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “AA”, 5%, 6/15/44	270,000	309,633
Scottsboro, AL, Waterworks Sewer & Gas Board Rev., 5%, 8/01/32	500,000	564,315
		$5,013,732
Total Municipal Bonds (Identified Cost, $48,989,774)		$53,355,108

Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	421,150	$421,150
Total Investments (Identified Cost, $49,410,924)		$53,776,258

Other Assets, Less Liabilities - (0.0)%		(10,850)
Net Assets - 100.0%		$53,765,408

See Portfolio Footnotes and Notes to Financial Statements

20

PORTFOLIO OF INVESTMENTS

3/31/15

MFS ARKANSAS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.4%

Issuer	Shares/Par	Value ($)

Airport Revenue - 0.5%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	$235,000	$262,605
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	160,000	178,075
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	95,000	105,609
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	105,000	120,134
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	80,000	88,726
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	125,000	138,314
		$893,463
General Obligations - General Purpose - 5.7%
Arkansas College Savings, Capital Appreciation, “A”, ETM, 0%, 6/01/17	$1,840,000	$1,809,217
Arkansas Federal Highway Grant Anticipation & Tax Rev., 5%, 4/01/20	1,000,000	1,173,800
Arkansas Federal Highway Grant Anticipation & Tax Rev., 5%, 4/01/21	2,000,000	2,403,780
Arkansas Four-Lane Highway Construction & Improvement, 4%, 6/15/20	2,000,000	2,256,820
Guam Government, “A”, 6.75%, 11/15/29	515,000	590,566
Guam Government, “A”, 5.25%, 11/15/37	255,000	260,554
Guam Government, “A”, 7%, 11/15/39	65,000	76,757
State of California, 6%, 11/01/39	1,160,000	1,406,999
		$9,978,493
General Obligations - Schools - 11.1%
Arkansas College Savings, Capital Appreciation, “B”, ETM, 0%, 6/01/15	$1,100,000	$1,099,527
Arkansas Higher Education, 4%, 6/01/29	2,000,000	2,189,400
Bentonville, AR, School District No. 6, “A”, 5%, 6/01/24	3,185,000	3,464,038
Crittenden County, AR, Community College District, 4.6%, 2/01/35	285,000	286,616
Crittenden County, AR, Community College District, 4.7%, 2/01/40	625,000	628,788
Crittenden County, AR, Community College District, 4%, 2/01/42	1,450,000	1,526,212
Northwest Arkansas Community College District, Capital Improvement, AMBAC, 5%, 5/15/28	1,380,000	1,388,128
Pulaski County, AR, North Little Rock School District, “B”, 5%, 2/01/22	1,635,000	1,910,465
Pulaski County, AR, North Little Rock School District, “B”, 5%, 2/01/23	1,730,000	2,021,470

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Pulaski, AR, Special School District Construction, 5%, 2/01/35	$2,000,000	$2,007,200
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/35	2,100,000	977,907
Springdale, AR, School District No. 050, “A”, 4.625%, 6/01/37	2,000,000	2,126,980
		$19,626,731
Healthcare Revenue - Hospitals - 10.8%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/33	$1,645,000	$1,848,717
Conway, AR, Hospital Rev. (Conway Regional Medical Center), 4.45%, 8/01/32	540,000	565,358
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	420,000	484,096
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44 (Prerefunded 8/15/19)	510,000	635,134
Independence County, AR, Public Health Education & Housing Facilities Board Rev. (White River Health Systems), 5.75%, 6/01/28	1,000,000	1,120,500
Indiana Finance Authority Rev. (Sisters of St. Francis Health Services), 5.375%, 11/01/32	1,085,000	1,216,252
Jefferson County, AR, Hospital Rev., Refunding (Regional Medical Center), AGM, 5%, 6/01/26	2,150,000	2,422,663
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/25	510,000	580,069
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	545,000	630,543
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	395,000	458,844
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	470,000	488,983
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	355,000	403,521
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	490,000	552,470
Pulaski County, AR, Hospital Rev. (Arkansas Children’s Hospital Foundation), AGM, 4%, 3/01/20	1,000,000	1,092,960

21

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Pulaski County, AR, Public Facilities Board Health Facilities Rev. (Carti Project), 5.5%, 7/01/43	$750,000	$838,958
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/34	750,000	852,308
Pulaski, AR, Hospital Rev. (Arkansas Children’s Hospital), ASSD GTY, 5.5%, 3/01/39	1,375,000	1,558,659
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/39	1,245,000	1,389,980
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39 (Prerefunded 2/15/19)	990,000	1,193,227
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	675,000	700,981
		$19,034,223
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	$100,000	$123,288

Miscellaneous Revenue - Entertainment & Tourism - 1.7%
Fayetteville, AR, Hotel, Motel and Restaurant Rev., BAM, 5%, 11/01/34	$2,525,000	$2,972,758

Miscellaneous Revenue - Other - 1.0%
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/40	$1,615,000	$1,852,405

Sales & Excise Tax Revenue - 10.1%
Bentonville, AR, Sales & Use Tax, AMBAC, 4.375%, 11/01/25	$705,000	$762,239
Bentonville, AR, Sales & Use Tax, 4%, 11/01/26	1,310,000	1,410,110
Cabot , AR, Sales & Use Tax , 5%, 6/01/26	700,000	826,973
Cabot ,AR, Sales & Use Tax, 5%, 6/01/27	1,300,000	1,522,898
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	760,000	872,305
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/35	1,150,000	1,264,310
Conway, AR, Sales & Use Tax Rev., Capital Improvement, 4.5%, 5/01/30	850,000	942,183
Crawford County, AR, Sales & Use Tax, AGM, 4%, 9/01/20	250,000	280,775
Crawford County, AR, Sales & Use Tax, AGM, 4%, 9/01/21	560,000	633,002
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/23	380,000	460,492
Fort Smith, AR, Sales & Use Tax, 5%, 5/01/24	2,040,000	2,405,894
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	210,000	229,937
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/29	1,000,000	1,295,800

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	$415,000	$290,562
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 8/01/56	4,705,000	290,769
Rogers, AR, Sales & Use Tax Rev., 5%, 11/01/23	1,000,000	1,173,710
Springdale, AR, Sales & Use Tax Rev., 5%, 11/01/28	1,000,000	1,150,690
Stuttgart, AR, Sales & Use Tax Rev., AGM, 5%, 6/01/32	1,840,000	2,061,941
		$17,874,590
Single Family Housing - State - 0.5%
Arkansas Development Finance Authority Home Ownership Rev., Mortgage Backed Securities Program, “A”, GNMA, 4.85%, 7/01/27	$40,000	$40,987
Arkansas Development Finance Authority Rev., Mortgage Backed Securities Program, “C”, GNMA, 5.625%, 1/01/35	95,000	96,682
Arkansas Development Finance Authority, Mortgage Rev., “B”, GNMA, 4.85%, 7/01/31	570,000	571,459
Arkansas Development Finance Authority, Single Family Mortgage Rev., “B”, GNMA, 5.7%, 7/01/28	175,000	175,114
		$884,242
State & Local Agencies - 2.0%
Arkansas Development Finance Authority Rev. (Donaghey Plaza Project), 5%, 6/01/34	$2,605,000	$2,947,610
Arkansas Development Finance Authority Rev., Correctional Facilities, “A”, 5.125%, 5/15/34	500,000	558,875
		$3,506,485
Tax - Other - 5.3%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$490,000	$546,786
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	65,000	72,106
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 7.375%, 8/01/15	545,000	557,895
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/34	3,000,000	3,426,690
Little Rock, AR, Library Construction & Improvement Rev., 4%, 3/01/23	810,000	853,521
Little Rock, AR, Library Construction & Improvement Rev., 4%, 3/01/24	1,685,000	1,766,065
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	135,000	145,932
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	150,000	161,037
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	135,000	149,039
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	940,000	1,031,669

22

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tax - Other - continued
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	$505,000	$558,697
		$9,269,437
Tobacco - 2.7%
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/26	$2,440,000	$1,734,864
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/27	2,470,000	1,664,138
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/28	500,000	322,795
Children’s Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 5/15/39	290,000	291,781
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	480,000	481,152
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	305,000	233,926
		$4,728,656
Toll Roads - 0.3%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$230,000	$287,003
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	180,000	220,262
		$507,265
Transportation - Special Tax - 0.3%
Metropolitan Transportation Authority Rev., NY, “A”, 5%, 11/15/37	$490,000	$531,621

Universities - Colleges - 20.2%
Arkansas State University, Auxiliary Enterprises Rev., 4.65%, 4/01/35	$1,000,000	$1,002,480
Arkansas State University, Housing System Rev. (Jonesboro Campus), 4.5%, 3/01/31	2,500,000	2,729,300
Arkansas State University, Housing System Rev. (Jonesboro Campus), “C”, AMBAC, 5%, 3/01/32	2,595,000	2,810,385
Arkansas State University, Student Fee (Jonesboro Campus), “C”, AGM, 4.5%, 3/01/27	545,000	606,209
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 1/01/23	1,070,000	1,138,833
New York Dormitory Authority Rev., 5.25%, 7/01/48	1,605,000	1,786,269

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	$85,000	$74,912
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	140,000	120,553
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	60,000	49,219
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	30,000	24,698
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), AGM, 4%, 4/01/24	1,000,000	1,083,390
Pulaski, AR, Student Tuition & Fee Rev. (Technical College), 5%, 4/01/41	1,000,000	1,130,980
University Arkansas Auxiliary Enterprises Rev., 5%, 12/01/29	605,000	700,759
University Arkansas Auxiliary Enterprises Rev., “A”, 5%, 5/01/29	200,000	229,612
University of Arkansas Facilities Rev. (UAMS Campus), 5%, 11/01/25	2,000,000	2,437,820
University of Arkansas Facilities Rev. (UAMS Campus) , 5%, 11/01/22	505,000	614,792
University of Arkansas Facilities Rev. (UAMS Campus) , 5%, 11/01/23	520,000	640,078
University of Arkansas Facilities Rev. (UAMS Campus) , 5%, 10/01/25	780,000	949,658
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/21	1,310,000	1,573,913
University of Arkansas Rev. (Fayetteville Campus), “A”, 5%, 11/01/26	1,000,000	1,158,860
University of Arkansas Rev. (Fort Smith Campus), 5%, 12/01/28	860,000	971,869
University of Arkansas Rev. (Student Fee-Phillps), 5.1%, 12/01/34	750,000	807,593
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/23	250,000	278,548
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/24	250,000	276,393
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/25	500,000	547,950
University of Arkansas Rev. (Student Fee-Fort Smith Campus), 4%, 12/01/26	305,000	334,414
University of Arkansas Rev., “A”, 5%, 11/01/33	1,000,000	1,115,030
University of Arkansas, Administration Building Rev. , “A”, 5%, 11/01/38	1,000,000	1,115,030
University of Arkansas, University Facilities Rev. (Pine Bluff Campus), “A”, AMBAC, 5%, 12/01/30	1,000,000	1,031,780
University of Arkansas, University Rev. (Fayetteville Campus), “A”, 5%, 11/01/32	1,000,000	1,168,360

23

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
University of Arkansas, University Rev. (Monticello Campus), 4%, 12/01/35	$600,000	$618,690
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/17	725,000	785,878
University of Arkansas, University Rev. (UAMS Campus), 4.5%, 7/01/19	320,000	361,069
University of Arkansas, University Rev., Var Fac-Fayetteville Campus, AMBAC, 5%, 11/01/36	2,500,000	2,677,550
University of Central Arkansas Rev., “C”, ASSD GTY, 4.25%, 9/01/40	1,950,000	2,062,574
University of Puerto Rico Rev., “Q”, 5%, 6/01/36	1,145,000	636,345
		$35,651,793
Universities - Dormitories - 0.3%
Arkansas Technical University, Housing Systems Rev., AMBAC, 5.2%, 12/01/26	$500,000	$515,840

Utilities - Investor Owned - 1.0%
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 1/01/21	$750,000	$772,875
Independence County, AR, Pollution Control Rev. (Entergy Mississippi, Inc. Project), AMBAC, 4.9%, 7/01/22	1,000,000	1,007,760
		$1,780,635
Utilities - Municipal Owned - 8.2%
Benton, AR, Public Utility Rev., AMBAC, 5%, 9/01/31	$1,500,000	$1,602,945
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/32	1,130,000	1,280,053
Benton, AR, Public Utility Rev., AMBAC, 5%, 9/01/36	1,500,000	1,602,660
Benton, AR, Public Utility Rev., AGM, 5%, 9/01/36	1,165,000	1,312,279
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/30	2,805,000	3,240,364
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	450,000	510,557
Guam Power Authority Rev., “A”, 5.5%, 10/01/40	790,000	889,027
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	245,000	286,775
North Little Rock, AR, Electric Rev., “A”, ETM, NATL, 6.5%, 7/01/15	1,360,000	1,381,366
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/21	1,040,000	1,168,274
North Little Rock, AR, Electric Rev., “B”, AGM, 5%, 7/01/22	1,090,000	1,224,441
		$14,498,741
Utilities - Other - 0.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	$300,000	$347,661

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	$155,000	$180,609
		$528,270
Water & Sewer Utility Revenue - 15.3%
Arkansas Community Public Water Systems Authority Rev., 5%, 10/01/32	$1,020,000	$1,156,833
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/22	1,500,000	1,807,853
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/23	795,000	949,850
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/24	1,000,000	1,186,990
Arkansas Development Finance Authority, Capital Improvement Rev., Revolving Fund Loan, “C”, 5%, 6/01/25	1,500,000	1,771,275
Central Arkansas Water Rev., 5%, 10/01/22	1,215,000	1,483,539
Central Arkansas Water Rev., 5%, 10/01/23	1,275,000	1,577,405
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/21	1,545,000	1,795,182
Fort Smith, AR, Water & Sewer Rev., AGM, 4.5%, 10/01/22	455,000	522,891
Fort Smith, AR, Water & Sewer Rev., AGM, 5%, 10/01/32	2,000,000	2,229,300
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/29	140,000	158,593
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/35	140,000	156,817
Hot Springs, AR, Wastewater Rev., 4%, 12/01/19	510,000	563,198
Hot Springs, AR, Wastewater Rev., 5%, 12/01/20	500,000	583,855
Hot Springs, AR, Wastewater Rev., 5%, 12/01/21	650,000	765,895
Hot Springs, AR, Wastewater Rev., ASSD GTY, 4.625%, 12/01/37	1,260,000	1,363,333
Little Rock, AR, Sewer Rev., 5.5%, 10/01/30	750,000	849,248
Little Rock, AR, Sewer Rev., 5.75%, 10/01/38	1,000,000	1,142,270
Little Rock, AR, Sewer Rev., “A”, AGM, 4.375%, 6/01/33	750,000	810,113
Little Rock, AR, Sewer Rev., “C”, AGM, 5%, 10/01/37	3,000,000	3,317,130
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	50,000	55,380
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	30,000	33,303
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	75,000	83,132
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	65,000	71,351

24

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Rogers, AR, Sewer Rev., AMBAC, 5%, 2/01/37	$1,000,000	$1,063,790
Wasco, CA, Semitropic Improvement District (Semitropic Water Storage District), “A”, 5%, 12/01/38	1,325,000	1,509,202
		$27,007,728
Total Municipal Bonds (Identified Cost, $161,968,659)		$171,766,664

Money Market Funds - 2.2%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	3,861,499	$3,861,499
Total Investments (Identified Cost, $165,830,158)		$175,628,163

Other Assets, Less Liabilities - 0.4%		714,312
Net Assets - 100.0%		$176,342,475

See Portfolio Footnotes and Notes to Financial Statements

25

PORTFOLIO OF INVESTMENTS

3/31/15

MFS CALIFORNIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.7%

Issuer	Shares/Par	Value ($)

Airport Revenue - 5.6%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	$780,000	$901,789
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/29	3,000,000	3,490,740
Orange County, CA, Airport Rev., “A”, 5%, 7/01/31	1,310,000	1,482,177
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/21	1,500,000	1,742,280
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/31	850,000	953,700
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 5/01/25	2,000,000	2,369,780
San Jose, CA, Airport Rev., “A”, BHAC, 5.5%, 3/01/23	2,345,000	2,535,461
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/34	2,560,000	2,873,037
		$16,348,964
General Obligations - General Purpose - 7.1%
Guam Government, “A”, 6.75%, 11/15/29	$85,000	$97,472
Guam Government, “A”, 5.25%, 11/15/37	815,000	832,751
Guam Government, “A”, 7%, 11/15/39	95,000	112,183
State of California, 5%, 11/01/21	2,485,000	3,006,552
State of California, 5%, 8/01/34	2,200,000	2,470,798
State of California, 5.25%, 4/01/35	2,545,000	2,968,768
State of California, 6%, 11/01/39	3,000,000	3,638,790
State of California, 5.5%, 3/01/40	3,670,000	4,317,498
State of California, 5.25%, 11/01/40	2,775,000	3,270,032
		$20,714,844
General Obligations - Schools - 10.3%
Beaumont, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, AGM, 0%, 8/01/40	$5,315,000	$1,846,006
Beaumont, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, AGM, 0%, 8/01/44	4,600,000	1,333,816
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 8/01/29	4,335,000	2,821,001
Chabot-Las Positas, CA, Community College (Election of 2004), “B”, AMBAC, 5%, 8/01/30 (Prerefunded 8/01/16)	1,090,000	1,152,381
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2/01/32	1,000,000	412,900
Colton, CA, Joint Union School District (Election of 2001), Capital Appreciation, “C”, FGIC, 0%, 2/01/33	3,000,000	1,173,060

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Folsom Cordova, CA, Unified School District (Election of 2012), “A”, 5%, 10/01/38	$2,465,000	$2,812,614
Garvey, CA, School District (Election of 2004), Capital Appreciation, AGM, 0%, 8/01/31	2,120,000	1,096,061
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 8/01/45	870,000	471,671
Los Angeles, CA, Unified School District, “B”, 5%, 7/01/22	1,000,000	1,226,120
Mendocino Lake, CA, Community College District Rev. (Election of 2006), Capital Appreciation, “B”, AGM, 0%, 8/01/32	1,570,000	783,556
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/33	500,000	230,030
Moreland, CA, School District (Election of 2002), Capital Appreciation, “B”, FGIC, 0%, 8/01/28	1,440,000	896,026
Napa Valley, CA, Unified School District (Election of 2006), Capital Appreciation, “A”, 0%, 8/01/29	3,385,000	2,052,799
San Bernardino, CA, City Unified School District, “A”, 5%, 8/01/23	600,000	733,488
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “G”, 0%, 7/01/34	1,235,000	518,305
San Joaquin, CA, Delta Community College District (Election of 2004), Capital Appreciation, “B”, AGM, 0%, 8/01/18	2,350,000	2,228,411
San Jose, CA, Evergreen Community College District (Election of 2010), “A”, 5%, 8/01/41	1,235,000	1,413,062
San Mateo County, CA, Community College District (Election of 2001), Capital Appreciation, “A”, NATL, 0%, 9/01/21	4,300,000	3,812,638
Santa Monica, CA, Community College District (Election of 2002), Capital Appreciation, “C”, NATL, 0%, 8/01/27	2,000,000	1,099,520
Victor, CA, Elementary School District (Election of 2001), Capital Appreciation, “B”, 0%, 8/01/28	2,755,000	1,696,419
		$29,809,884
Healthcare Revenue - Hospitals - 12.4%
California Health Facilities Financing Authority Rev. (Balance Providence), 6.5%, 10/01/38	$1,720,000	$2,048,486
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “A”, 6%, 7/01/29	1,500,000	1,768,740
California Health Facilities Financing Authority Rev. (Children’s Hospital of Orange County), 6.25%, 11/01/29	2,000,000	2,400,560

26

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
California Health Facilities Financing Authority Rev. (Marshall Medical Center), 5%, 11/01/33	$750,000	$854,663
California Health Facilities Financing Authority Rev. (Providence Health & Services), “B”, 5.5%, 10/01/39	1,000,000	1,164,430
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/33	1,500,000	1,786,470
California Health Facilities Financing Authority Rev. (Providence Health & Services), “C”, 6.5%, 10/01/38 (Prerefunded 10/01/18)	30,000	35,729
California Statewide Communities Development Authority Rev. (Community Hospital of the Monterey Peninsula), 6%, 6/01/33	1,250,000	1,532,175
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 6.25%, 8/15/33	2,000,000	2,304,740
California Statewide Communities Development Authority Rev. (Enloe Medical Center), “A”, CALHF, 5.5%, 8/15/23	1,000,000	1,145,890
California Statewide Communities Development Authority Rev. (John Muir Health), 5.125%, 7/01/39	1,000,000	1,116,730
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/54	1,650,000	1,842,506
California Statewide Communities Development Authority Rev. (Santa Ynez Valley Cottage Hospital), 5.25%, 11/01/30	1,740,000	2,004,532
California Statewide Communities Development Authority Rev. (Sutter Health), “A”, 5%, 8/15/32	390,000	446,503
California Statewide Communities Development Authority Rev. (Trinity Health Corp.), 5%, 12/01/41	2,550,000	2,874,054
Madera County, CA, COP (Children’s Hospital Central California), 5.375%, 3/15/36	3,000,000	3,392,160
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/39	1,805,000	1,999,760
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 12/01/41	1,000,000	1,231,260
Santa Clara County, CA, Financing Authority Rev. (El Camino Hospital), AMBAC, 5.125%, 2/01/41	2,550,000	2,694,764
Washington Township, CA, Health Care District Rev., “A”, 6.25%, 7/01/39	1,000,000	1,159,460
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 7/01/29	2,000,000	2,004,900
		$35,808,512

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - 3.9%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 7/01/41	$850,000	$981,963
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Eskaton Properties, Inc.), 5%, 11/15/35	1,270,000	1,352,258
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/34	700,000	800,121
California Health Facilities Financing Authority Rev. (Northern California Presbyterian Homes and Services, Inc.), 5%, 7/01/39	1,000,000	1,139,300
California Statewide Communities Development Authority Rev. (899 Charleston Project), “A”, 5.25%, 11/01/44	1,405,000	1,439,493
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/39	1,500,000	1,705,140
California Statewide Communities Development Authority Rev. (Episcopal Communities & Services for Seniors Obligated Group), 5%, 5/15/47	1,785,000	1,933,708
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 10/01/42	750,000	813,000
Eden Township, CA, Healthcare District, COP, 6.125%, 6/01/34	1,090,000	1,182,781
		$11,347,764
Miscellaneous Revenue - Entertainment & Tourism - 0.2%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 7/01/18 (n)	$620,000	$616,869

Miscellaneous Revenue - Other - 2.7%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 7/01/37 (Prerefunded 7/01/15)	$4,115,000	$4,254,499
California Infrastructure & Economic Development Bank Rev. (Walt Disney Family Museum), 5.25%, 2/01/33	1,340,000	1,469,015
California Statewide Communities Development Authority Rev. (Buck Institute for Research on Aging), AGM, 5%, 11/15/44	1,865,000	2,126,156
		$7,849,670
Sales & Excise Tax Revenue - 1.1%
Los Angeles County, CA, Metropolitan Transportation Authority Sales Tax Rev., “A”, 5%, 7/01/20	$2,750,000	$3,284,793

Single Family Housing - State - 3.2%
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2/01/30	$1,760,000	$1,782,405
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/23	2,000,000	2,068,320

27

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Single Family Housing - State - continued
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/26	$1,500,000	$1,510,395
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/33	3,240,000	3,384,796
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 8/01/38	455,000	463,286
		$9,209,202
State & Agency - Other - 0.4%
Pasadena, CA, COP, (Old Pasadena Parking Facilities Project), 6.25%, 1/01/18	$970,000	$1,051,189

State & Local Agencies - 7.3%
Banning, CA, COP, Water Systems Improvement Project, ETM, AMBAC, 8%, 1/01/19	$385,000	$430,834
California Public Works Board Lease Rev. (Judicial Council Projects), “A”, 5%, 3/01/28	2,120,000	2,467,341
California Public Works Board Lease Rev., Department of Education (Riverside Campus), 6%, 4/01/26	2,000,000	2,373,700
California Public Works Board Lease Rev., Department of General Services, 6.25%, 4/01/34	1,500,000	1,791,255
California Public Works Board Lease Rev., Department of Justice, “D”, 5.25%, 11/01/20	1,565,000	1,571,166
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.925%, 6/01/37	2,320,000	1,964,019
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., FGIC, 5%, 6/01/35	1,745,000	1,757,808
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/34	2,000,000	2,304,620
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/22	3,000,000	3,284,340
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 6/01/35	2,100,000	2,116,737
San Diego, CA, Public Facilities Financing Authority Lease Rev. (Master Refunding Project), “A”, 5.25%, 3/01/40	1,000,000	1,122,940
		$21,184,760
Tax - Other - 0.2%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$445,000	$496,571
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	145,000	160,853
		$657,424

Issuer	Shares/Par	Value ($)

Tax Assessment - 11.4%
Concord, CA, Redevelopment Successor Agency Tax Allocation Refunding (Contra Costa County), BAM, 5%, 3/01/22	$520,000	$619,206
Fontana, CA, Redevelopment Agency Tax Allocation (Jurupa Hills Redevelopment Project), “A”, 5.5%, 10/01/27	3,350,000	3,400,217
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 12/01/24	1,750,000	1,845,988
Huntington Beach, CA, Community Facilities District Special Tax (Grand Coast Resort), 5.125%, 9/01/31	1,000,000	1,141,550
Irvine, CA, Limited Obligation Improvement (Reassessment District #12-1), 5%, 9/02/23	340,000	401,509
Jurupa, CA, Community Facilities Services District, Special Tax (Eastvale Area District #31), “A”, 5%, 9/01/37	1,000,000	1,112,390
Lake Elsinore, CA, Public Financing Authority Rev., 5%, 9/01/35	1,000,000	1,103,610
Lee Lake, CA, Public Financing Authority Senior Lien Rev., “A”, 5.125%, 9/01/35	1,000,000	1,113,700
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/22	340,000	404,811
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. “D”, 5%, 9/01/23	340,000	406,045
Los Angeles County, CA, Redevelopment Refunding Authority Tax Allocation Rev. (Hollywood/North Hollywood Project), “A”, 5%, 7/01/21	2,300,000	2,738,472
North Natomas, CA, Community Facilities District Special Tax, “4-E”, 5.25%, 9/01/33	840,000	950,922
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/28	650,000	758,043
Pittsburg, CA, Redevelopment Successor Agency, Tax Allocation (Los Medanos Community Development Project), AGM, 5%, 8/01/29	1,350,000	1,567,134
Rancho Cucamonga, CA, Community Facilities District Special Tax, 5.25%, 9/01/33	1,000,000	1,153,370
Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation (Successor Agency to The), AGM, 5%, 9/01/32	2,625,000	3,048,176
Riverside County, CA, Redevelopment Agency, Tax Allocation, “A”, AGM, 5%, 10/01/34	1,385,000	1,586,614
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “A”, AMBAC, 5.25%, 9/01/25	2,360,000	2,423,342
San Diego, CA, Redevelopment Agency, Tax Allocation (Centre City), “B”, AMBAC, 5.3%, 9/01/20	1,250,000	1,252,125

28

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tax Assessment - continued
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.375%, 8/01/32	$1,000,000	$1,158,130
San Francisco, CA, City & County Redevelopment Financing Authority, Tax Allocation (Mission Bay North Redevelopment), “C”, 6.5%, 8/01/39	1,000,000	1,165,020
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Public Improvements), “A”, 5%, 8/01/43	750,000	834,458
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/22	1,360,000	1,619,243
Santa Cruz County, CA, Redevelopment Agency Tax Allocation Rev., 5%, 9/01/23	1,000,000	1,194,250
		$32,998,325
Tobacco - 2.4%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6%, 6/01/42	$1,080,000	$902,837
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 6/01/47	1,195,000	1,060,503
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	1,915,000	1,612,334
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	1,800,000	2,144,196
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	1,505,000	1,154,290
		$6,874,160
Toll Roads - 0.7%
Riverside County, CA, Transportation Commission, Toll Rev., “A”, 5.75%, 6/01/44	$1,680,000	$1,951,572

Universities - Colleges - 10.1%
California Educational Facilities Authority Rev., 5%, 2/01/17	$545,000	$570,452
California Educational Facilities Authority Rev., 5%, 2/01/26 (Prerefunded 2/01/17)	325,000	351,484
California Educational Facilities Authority Rev. (Claremont Graduate University), “A”, 6%, 3/01/33	1,500,000	1,692,780
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/25	800,000	846,720
California Educational Facilities Authority Rev. (Dominican University of California), 5%, 12/01/36	1,150,000	1,205,879
California Educational Facilities Authority Rev. (Pitzer College), 6%, 4/01/40	3,000,000	3,598,320
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/30	1,760,000	2,181,978

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
California Educational Facilities Authority Rev. (University of The Pacific), 5.25%, 11/01/29	$1,265,000	$1,459,772
California Educational Facilities Authority Rev., ETM, 5%, 2/01/17	140,000	150,686
California Municipal Finance Authority Rev. (Azusa Pacific University Project), “B”, 5%, 4/01/35	1,655,000	1,800,276
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/28	2,000,000	2,211,160
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.125%, 6/01/30	1,500,000	1,768,935
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/40	1,500,000	1,755,330
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 4/01/34	1,500,000	1,733,100
California Public Works Board Lease Rev. (The Regents of the University of California), 5%, 12/01/28	2,125,000	2,606,185
California State University Rev., “A”, 5%, 11/01/24	2,130,000	2,537,703
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 11/01/43	1,270,000	1,369,238
Oakland, CA, Joint Powers Financing Authority Rev., “A-1”, ASSD GTY, 5.25%, 1/01/17	1,375,000	1,484,368
		$29,324,366
Universities - Dormitories - 1.5%
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/33	$2,000,000	$2,067,600
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/40	2,000,000	2,209,700
		$4,277,300
Universities - Secondary Schools - 1.6%
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 8/01/32	$825,000	$867,306
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5%, 7/01/34	530,000	565,118
California School Finance Authority, School Facility Rev. (Kipp LA Projects), “A”, 5.125%, 7/01/44	470,000	497,833
California Statewide Communities Development Authority, School Facility Rev. (Alliance for College-Ready Public Schools), “A”, 6.375%, 7/01/47	1,270,000	1,379,919

29

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Secondary Schools - continued
California Statewide Communities Development Authority, School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/46	$1,300,000	$1,398,501
		$4,708,677
Utilities - Cogeneration - 0.4%
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 11/21/45	$675,000	$733,448
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/45	350,000	363,633
		$1,097,081
Utilities - Investor Owned - 0.7%
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 8/01/40	$2,000,000	$2,155,720

Utilities - Municipal Owned - 4.8%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/39	$230,000	$266,954
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/44	260,000	300,383
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/25	1,015,000	1,180,212
Imperial, CA, Irrigation District Electric Rev., “B”, 5%, 11/01/26	1,245,000	1,447,649
Los Angeles, CA, Department of Water & Power Rev. (Power System), “B”, 5%, 7/01/43	2,890,000	3,272,029
Sacramento, CA, Municipal Utility District Rev., “X”, 5%, 8/15/25	2,130,000	2,549,802
Tuolumne Wind Project Authority Rev. (Tuolomne Co.), “A”, 5.625%, 1/01/29	2,000,000	2,312,360
Vernon, CA, Electric System Rev., “A”, 5.5%, 8/01/41	2,130,000	2,446,369
		$13,775,758
Utilities - Other - 2.4%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/34	$1,750,000	$2,476,023
Long Beach, CA, Bond Finance Authority Natural Gas Purchase Rev., “A”, 5.25%, 11/15/22	2,210,000	2,579,424
Southern California Public Power Authority (Natural Gas Project No. 1), “A”, 5%, 11/01/33	1,655,000	1,956,988
		$7,012,435

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - 6.3%
California Department of Water Resources Rev. (Central Valley Project Water System), “AM”, 5%, 12/01/24	$3,500,000	$4,327,995
California Semitropic Water Storage Improvement Rev., “A”, N, 5%, 12/01/27	460,000	550,671
California Semitropic Water Storage Improvement Rev., “A”, N, 5%, 12/01/28	2,540,000	3,012,364
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/40	525,000	585,779
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/29	410,000	464,452
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/35	410,000	459,249
Madera, CA, Financing Authority, Irrigation Rev., 6.5%, 1/01/40	2,560,000	2,997,043
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/30	1,660,000	1,894,276
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/31	415,000	471,801
San Diego, CA, Public Facilities Financing Authority Sewer Rev., “A”, 5%, 5/15/28	350,000	402,539
San Francisco, CA, Public Utilities Commission Water Rev., “A”, 5%, 11/01/28	1,000,000	1,208,520
Soquel Creek, CA, Water District, COP, 5%, 3/01/43	1,715,000	1,915,363
		$18,290,052
Total Municipal Bonds (Identified Cost, $253,580,202)		$280,349,321

Money Market Funds - 5.0%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	14,490,081	$14,490,081
Total Investments (Identified Cost, $268,070,283)		$294,839,402

Other Assets, Less Liabilities - (1.7)%		(4,916,008)
Net Assets - 100.0%		$289,923,394

See Portfolio Footnotes and Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS

3/31/15

MFS GEORGIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 97.6%

Issuer	Shares/Par	Value ($)

Airport Revenue - 2.4%
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/33	$1,000,000	$1,148,720
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	75,000	83,810
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	55,000	61,213
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	30,000	33,350
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	35,000	40,045
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	25,000	27,720
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	40,000	44,260
		$1,439,118
General Obligations - General Purpose - 9.6%
Atlanta & Fulton County, GA, Recreation Authority Park Improvement, “A”, 5%, 12/01/32	$500,000	$584,270
DeKalb County, GA, General Obligation, 4%, 1/01/17	1,000,000	1,059,270
Guam Government, “A”, 6.75%, 11/15/29	185,000	212,145
Guam Government, “A”, 5.25%, 11/15/37	100,000	102,178
Guam Government, “A”, 7%, 11/15/39	25,000	29,522
Gwinnett County, GA, Development Authority Rev. (Civic & Cultural Center), 4%, 9/01/21	510,000	573,164
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “B”, 5%, 2/15/33	500,000	557,235
Lagrange-Troup County, GA, Hospital Authority Rev., 5.5%, 7/01/38	500,000	555,205
State of California, 6%, 11/01/39	420,000	509,431
State of Georgia, “E”, 5%, 7/01/16	1,000,000	1,058,850
Villa Rica, GA, Publice Facilities Authority Rev. (Water and Sewerage Project), 5%, 3/01/39	500,000	577,060
		$5,818,330
General Obligations - Schools - 9.5%
Cherokee County, GA, School System, 5%, 2/01/33	$500,000	$592,075
Cherokee County, GA, School System, “A”, 5%, 8/01/21	1,000,000	1,201,380
Forsyth County, GA, School District, 5%, 2/01/18	610,000	682,377
Gwinnett County, GA, School District, 5%, 2/01/21	1,000,000	1,199,440
Gwinnett County, GA, School District, 5%, 2/01/29	1,000,000	1,227,480

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Jefferson, GA, School District, “A”, 5.25%, 2/01/29	$500,000	$589,765
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/36	660,000	267,419
		$5,759,936
Healthcare Revenue - Hospitals - 17.0%
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 8/01/34	$750,000	$835,688
Clarke County, GA, Hospital Authority Rev. (Athens Regional Medical Center Project), 5%, 1/01/32	1,000,000	1,139,030
Cobb County, GA, Kennestone Hospital Authority Rev. (Wellstar Health System, Inc.), “B”, AMBAC, 6.25%, 4/01/34	500,000	591,680
Dalton, GA, Development Authority Rev. (Hamilton Health Care System), 5%, 8/15/28	500,000	564,975
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	500,000	553,145
DeKalb County, GA, Private Hospital Authority Rev. Anticipation Certificates (Children’s Healthcare), 5.25%, 11/15/39	750,000	870,758
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	350,000	403,414
Fulton County, GA, Development Authority Rev. (Piedmont Healthcare), “A”, 5.25%, 6/15/37	700,000	777,546
Georgia Medical Center Hospital Authority Rev. (Columbus Regional Healthcare System, Inc.), ASSD GTY, 6.5%, 8/01/38	300,000	343,626
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44 (Prerefunded 8/15/19)	200,000	249,072
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	45,000	52,911
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	65,000	76,161
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	200,000	231,392
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	135,000	156,820
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	45,000	53,087
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	130,000	147,768

31

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	$180,000	$202,948
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/29	355,000	403,507
Richmond County, GA, Development Authority Rev., Capital Appreciation, ETM, 0%, 12/01/21	225,000	201,465
Richmond County, GA, Hospital Authority Rev. Anticipation Certificates (University Health Services, Inc. Project), 5.5%, 1/01/36	750,000	841,470
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/44	60,000	67,480
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.125%, 11/01/30	500,000	566,595
Thomasville, GA, Hospital Authority Rev. Anticipation Certificates (John D. Archbold Memorial Hospital), 5.375%, 11/01/40	500,000	567,770
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	385,000	464,033
		$10,362,341
Healthcare Revenue - Long Term Care - 1.4%
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 7/01/37	$200,000	$202,670
Hall County and Gainesville, GA, Development Authority Retirement Community Rev. (ACTS Retirement), 6.625%, 11/15/39	200,000	230,460
Savannah, GA, Economic Development Authority Rev., Capital Appreciation, “C”, ETM, 0%, 12/01/21	500,000	447,700
		$880,830
Industrial Revenue - Environmental Services - 0.9%
Savannah, GA, Economic Development Authority, Solid Waste Disposal Rev. (Georgia Waste Management Project), “A”, 5.5%, 7/01/16	$500,000	$529,940

Industrial Revenue - Paper - 1.1%
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/34	$150,000	$153,881
Savannah, GA, Economic Development Pollution (Union Camp Corp.), 6.15%, 3/01/17	500,000	533,645
		$687,526
Miscellaneous Revenue - Other - 1.9%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/20	$285,000	$331,749
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	75,000	80,823

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	$110,000	$118,058
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	300,000	315,738
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/28	310,000	342,352
		$1,188,720
Sales & Excise Tax Revenue - 1.7%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	$265,000	$314,452
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	170,000	190,341
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	65,000	69,315
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	70,000	76,646
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., “B”, AGM, 5%, 7/01/37	250,000	269,863
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	140,000	98,021
		$1,018,638
Single Family Housing - Local - 0.9%
Atlanta, GA, Urban Residential Financing Authority, Multifamily Housing Rev. (Ginnie Mae Collateralized - Amal Heights), GNMA, 4.9%, 5/20/40	$500,000	$534,325

Single Family Housing - State - 0.6%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/26	$300,000	$302,079
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “B-2”, 4.5%, 12/01/24	90,000	91,232
		$393,311
State & Agency - Other - 2.8%
Carroll City-County, GA, Hospital Authority Rev. (Tanner Medical Center), 5%, 7/01/40	$500,000	$559,035
Floyd County, GA, Hospital Authority Rev. Anticipation Certificates (Floyd Medical Center Project), “B”, 5%, 7/01/32	1,000,000	1,130,790
		$1,689,825
State & Local Agencies - 2.1%
Georgia Municipal Association, Inc. (Riverdale Public Purpose Project), ASSD GTY, 5.5%, 5/01/38	$1,000,000	$1,139,380
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	115,000	135,059
		$1,274,439

32

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tax - Other - 1.5%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$75,000	$83,692
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	25,000	27,733
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	50,000	54,049
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	50,000	55,200
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/25	140,000	159,477
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/25	135,000	155,084
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	190,000	208,529
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	180,000	199,139
		$942,903
Tax Assessment - 0.5%
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 1/01/30	$150,000	$151,673
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 1/01/31	125,000	126,095
		$277,768
Tobacco - 1.3%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$235,000	$279,937
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	90,000	68,785
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	335,000	256,935
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	840,000	204,994
		$810,651
Toll Roads - 0.9%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$80,000	$99,827
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	60,000	73,421
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	120,000	139,640
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	190,000	208,649
		$521,537
Transportation - Special Tax - 0.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/28	$185,000	$199,269

Issuer	Shares/Par	Value ($)

Universities - Colleges - 18.2%
Athens, GA, Housing Authority Rev. (University of Georgia East Campus Funding), 5.25%, 6/15/35	$500,000	$567,125
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 5%, 6/15/24	250,000	274,280
Athens-Clarke County, GA, Unified Government Development Authority, Educational Facilities Rev., Convertible Capital Appreciation, 5%, 6/15/31	250,000	274,410
Atkinson-Coffee County, GA, Joint Development Authority Rev. (SGC Real Estate Foundation LLC), ASSD GTY, 5.25%, 6/01/34	500,000	542,920
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 7/01/32	500,000	538,455
Atlanta, GA, Development Authority Educational Facilities Rev. (Science Park LLC), 5%, 7/01/39	500,000	537,760
Bleckley-Dodge County, GA, Student Housing Facilities Rev. (Middle Georgia College), 5.25%, 7/01/38	500,000	550,795
Cobb County, GA, Development Authority, Dining Hall Lease Rev. (KSU Dining Hall), ASSD GTY, 5.75%, 7/15/39	1,000,000	1,129,680
Cobb County, GA, Development Authority, Sports & Recreation Facilities Lease Rev. (Kennesaw State University Foundation), AGM, 5%, 7/15/35	750,000	849,008
Dahlonega, GA, Downtown Development Authority Rev. (North Georgia PHD LLC), ASSD GTY, 5.25%, 7/01/34	500,000	563,165
Dekalb Newton & Gwinnett Counties, GA, Joint Development Authority Rev. (GGC Foundation LLC), 6%, 7/01/34	500,000	581,195
Fulton County, GA, Development Authority Rev. (Georgia Tech Foundation Funding), SYNCORA, 5%, 6/01/32	500,000	537,830
Fulton County, GA, Development Authority Rev. (Spelman College), 5%, 6/01/28	500,000	586,530
Georgia Higher Education Facilities Authority Rev. (Real Estate Foundation), 6%, 6/15/34	300,000	339,678
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/30	100,000	106,730
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/39	100,000	106,138
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17	275,000	304,664
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	65,000	74,172
Private Colleges & Universities, GA, Authority Rev. (Agnes Scott College), 5%, 6/01/24	500,000	575,310
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 10/01/27	350,000	396,946

33

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	$25,000	$22,033
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	45,000	38,749
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/31	55,000	55,314
Richmond County, GA, Development Authority Rev. (Georgia Regents University Academic Research Center Project), AGM, 5%, 12/15/32	325,000	376,990
Savannah, GA, Economic Development Authority Rev. (AASU Student Union LLC), ASSD GTY, 5.125%, 6/15/39	500,000	551,565
Savannah, GA, Economic Development Authority Rev. (SSU Community Development I LLC Project), ASSD GTY, 5.5%, 6/15/35	500,000	575,815
		$11,057,257
Universities - Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/42	$75,000	$82,413

Utilities - Investor Owned - 0.3%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (Put Date 8/01/16)	$160,000	$168,806

Utilities - Municipal Owned - 4.7%
Georgia Municipal Electric Authority Power Rev., “A”, NATL, 6.5%, 1/01/20	$855,000	$961,302
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/25	500,000	586,215
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “S”, 5%, 10/01/26	500,000	581,385
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	160,000	181,531
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/39	50,000	58,034
Guam Power Authority Rev., “A”, 5.5%, 10/01/40	260,000	292,591
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/44	60,000	69,319
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	100,000	117,051
		$2,847,428

Issuer	Shares/Par	Value ($)

Utilities - Other - 3.2%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/22	$910,000	$1,060,723
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “B”, 5%, 3/15/19	250,000	277,500
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	225,000	255,659
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/20	250,000	286,943
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	40,000	44,219
		$1,925,044
Water & Sewer Utility Revenue - 14.7%
Athens-Clarke County, GA, Unified Government Water & Sewer Rev., 5.625%, 1/01/33	$500,000	$578,490
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/21	385,000	460,995
Cherokee County, GA, Water & Sewer Authority Rev., 5%, 8/01/28	800,000	935,232
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/31	1,000,000	1,168,470
DeKalb County, GA, Water & Sewer Rev., “B”, 5.25%, 10/01/25	1,000,000	1,264,200
Forsyth County, GA, Water & Sewer Authority Rev., 5%, 1/01/26	500,000	602,005
Forsyth County, GA, Water & Sewer Authority Rev., 5%, 4/01/41	500,000	591,535
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/23	500,000	590,610
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/40	60,000	66,946
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/29	45,000	50,976
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/35	45,000	50,405
Henry County, GA, Water & Sewer Authority Rev., BHAC, 5.25%, 2/01/27	1,000,000	1,270,150
Henry County, GA, Water & Sewer Authority Rev., 5.25%, 2/01/28	1,000,000	1,269,470
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	15,000	16,614
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	10,000	11,101
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	20,000	22,169
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	20,000	21,954
		$8,971,322
Total Municipal Bonds (Identified Cost, $54,572,817)		$59,381,677

34

Portfolio of Investments – continued

Money Market Funds - 1.5%

Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	899,451	$899,451
Total Investments (Identified Cost, $55,472,268)		$60,281,128

Other Assets, Less Liabilities - 0.9%		569,368
Net Assets - 100.0%		$60,850,496

See Portfolio Footnotes and Notes to Financial Statements

35

PORTFOLIO OF INVESTMENTS

3/31/15

MFS MARYLAND MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.9%

Issuer	Shares/Par	Value ($)

Airport Revenue - 1.0%
Metropolitan Washington, DC, Airport Authority Rev., “A”, 5%, 10/01/39	$750,000	$859,478

General Obligations - General Purpose - 16.0%
Baltimore County, MD, Metropolitan District, “C”, 4%, 9/01/17	$2,000,000	$2,159,680
Baltimore County, MD, Public Improvement, 5%, 2/01/21	1,000,000	1,199,440
Baltimore County, MD, Public Improvement, 5%, 2/01/28	2,000,000	2,352,840
Baltimore, MD, Consolidated Public Improvement, “B”, 5%, 10/15/22	1,000,000	1,220,960
Guam Government, “A”, 6.75%, 11/15/29	70,000	80,271
Guam Government, “A”, 7%, 11/15/39	80,000	94,470
Prince George’s County, MD, Consolidated Public Improvement, “A”, 5%, 9/15/30	1,500,000	1,781,235
State of California, 6%, 11/01/39	720,000	873,310
State of Maryland, 5%, 8/01/20	3,500,000	3,849,230
Washington Suburban Sanitary District, MD, Consolidated Public Improvement, 5%, 6/01/21	500,000	603,335
		$14,214,771
Healthcare Revenue - Hospitals - 23.4%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	$590,000	$680,040
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44 (Prerefunded 8/15/19)	345,000	429,649
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	370,000	428,075
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	575,000	667,937
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	640,000	665,850
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), 5%, 7/01/39	1,000,000	1,110,930
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), 5%, 7/01/40	1,000,000	1,087,110
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/39 (Prerefunded 7/01/19)	1,000,000	1,226,470
Maryland Health & Higher Educational Facilities Authority Rev. (Carroll Hospital), “A”, 5%, 7/01/37	1,000,000	1,091,920
Maryland Health & Higher Educational Facilities Authority Rev. (Doctors Community Hospital), “A”, 5%, 7/01/29	750,000	764,483

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), “A”, 5%, 5/15/26	$250,000	$287,720
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Health System), “C”, 5%, 5/15/38	330,000	376,230
Maryland Health & Higher Educational Facilities Authority Rev. (Medlantic/Helix Parent, Inc.), “A”, AGM, 5.25%, 8/15/38	1,000,000	1,215,870
Maryland Health & Higher Educational Facilities Authority Rev. (Medstar Health), “A”, 5%, 8/15/41	505,000	564,984
Maryland Health & Higher Educational Facilities Authority Rev. (Mercy Medical Center), “A”, 5.5%, 7/01/42	750,000	793,658
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Medical Center), 5%, 7/01/34	500,000	567,260
Maryland Health & Higher Educational Facilities Authority Rev. (Peninsula Regional Medical Center), 5%, 7/01/36 (Prerefunded 7/01/16)	1,000,000	1,057,810
Maryland Health & Higher Educational Facilities Authority Rev. (Suburban Hospital), “A”, 5.5%, 7/01/16	1,000,000	1,004,420
Maryland Health & Higher Educational Facilities Authority Rev. (Union Hospital of Cecil County Issue), 5%, 7/01/35 (Prerefunded 7/01/15)	500,000	505,995
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), AMBAC, 5%, 7/01/31	645,000	706,972
Maryland Health & Higher Educational Facilities Authority Rev. (University of Maryland Medical System), “A”, 5%, 7/01/41	500,000	513,210
Maryland Health & Higher Educational Facilities Authority Rev. (Washington County Hospital), 5.75%, 1/01/38	500,000	541,100
Maryland Health & Higher Educational Facilities Authority Rev. (Western Maryland Health System), 5.25%, 7/01/34	1,000,000	1,134,680
Maryland Industrial Development Authority, Economic Development Rev., RIBS, FRN, AGM, 11.266%, 8/26/22 (p)	950,000	1,151,742
Montgomery County, MD, Rev. (Trinity Health Corp.), 5%, 12/01/40	1,000,000	1,128,370
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	480,000	545,606
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/29 (Prerefunded 1/01/19)	415,000	493,053
		$20,741,144

36

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - 2.4%
Gaithersburg, MD, Economic Development Rev. (Asbury Maryland Obligated Group), “A”, 5.125%, 1/01/36	$400,000	$409,620
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/41	750,000	851,100
Maryland Health & Higher Educational Facilities Authority Rev. (King Farm Presbyterian Community), “A”, 5.3%, 1/01/37	300,000	307,890
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	55,000	64,715
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	85,000	99,169
Westminster, MD, Refunding Rev. (Carroll Lutheran Village, Inc.), 5.125%, 7/01/40	400,000	420,496
		$2,152,990
Healthcare Revenue - Other - 0.8%
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/19	$115,000	$122,948
Maryland Economic Development Corp., Economic Development Rev. (Lutheran World Relief Refugee), 5.25%, 4/01/29	565,000	587,826
		$710,774
Industrial Revenue - Other - 0.6%
Maryland Economic Development Corp., Pollution Control Rev. (CNX Marine Terminals, Inc.), 5.75%, 9/01/25	$500,000	$557,850

Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	$100,000	$123,288

Miscellaneous Revenue - Other - 1.4%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	$105,000	$113,152
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	160,000	171,720
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	455,000	478,869
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/28	450,000	496,962
		$1,260,703
Multi-Family Housing Revenue - 1.9%
Howard County, MD, Housing Commission Rev. (Columbia Commons Apartments), “A”, 5%, 6/01/44	$500,000	$549,300

Issuer	Shares/Par	Value ($)

Multi-Family Housing Revenue - continued
Maryland Community Development Administration, Department of Housing & Community Development, “A”, 5.875%, 7/01/16	$70,000	$70,232
Montgomery County, MD, Housing Opportunities Commission, Multifamily Rev., 5.125%, 7/01/37	1,000,000	1,082,250
		$1,701,782
Parking - 1.6%
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins Medical Institutions), AMBAC, 5%, 7/01/34	$1,385,000	$1,386,759

Port Revenue - 0.7%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.75%, 6/01/35	$550,000	$595,826

Sales & Excise Tax Revenue - 1.3%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$435,000	$499,280
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	260,000	291,109
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	80,000	85,310
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	90,000	98,545
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/28 (Prerefunded 8/01/19)	5,000	5,902
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 8/01/40	265,000	191,463
		$1,171,609
Single Family Housing - State - 2.9%
Maryland Community Development Administration, Department of Housing & Community Development, 5%, 9/01/34	$1,500,000	$1,559,565
Maryland Community Development Administration, Department of Housing & Community Development, “I”, 6%, 3/01/41	10,000	10,030
Montgomery County, MD, Housing Opportunities Commission (Single Family Mortgage Rev.), “B”, 4.55%, 7/01/26	1,000,000	1,009,100
		$2,578,695
State & Agency - Other - 3.4%
Howard County, MD, COP, “A”, 8%, 8/15/19	$805,000	$1,028,975
Howard County, MD, COP, “B”, 8%, 8/15/19	385,000	492,119
Howard County, MD, COP, “B”, 8.15%, 2/15/21	450,000	616,919
Howard County, MD, COP, “C”, 8%, 8/15/19	680,000	869,196
		$3,007,209
State & Local Agencies - 2.7%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/34	$370,000	$424,083
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	180,000	211,397

37

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Maryland Department of Transportation, Port Administration Facilities Project, AMBAC, 5.25%, 6/15/20	$1,690,000	$1,783,744
		$2,419,224
Tax - Other - 2.0%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$325,000	$362,664
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	45,000	49,920
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/25	210,000	239,215
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/25	210,000	241,242
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	520,000	570,710
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	285,000	315,304
		$1,779,055
Tax Assessment - 4.3%
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 7/01/40	$350,000	$374,325
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 7/01/40	300,000	320,868
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/38	400,000	434,344
Brunswick, MD, Special Obligation (Brunswick Crossing Special Taxing), 5.5%, 7/01/36	240,000	242,702
Frederick County, MD, Special Obligation (Urbana Community Development Authority), “A”, 5%, 7/01/40	1,500,000	1,668,105
Howard County, MD, Special Obligation (Annapolis Junction Town Center Project), 6.1%, 2/15/44	230,000	248,448
Prince George’s County, MD, Special Obligation (National Harbor Project), 5.2%, 7/01/34	500,000	501,220
		$3,790,012
Tobacco - 1.4%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$215,000	$256,112
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	165,000	126,106
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	930,000	713,282
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/21	125,000	125,018
		$1,220,518
Transportation - Special Tax - 4.1%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/33	$1,365,000	$1,427,135

Issuer	Shares/Par	Value ($)

Transportation - Special Tax - continued
Maryland Department of Transportation, Consolidated Transportation Refunding Rev., 5%, 5/01/17	$1,500,000	$1,637,430
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/32	485,000	556,363
		$3,620,928
Universities - Colleges - 6.8%
Annapolis, MD, Economic Development Rev. (St. John’s College), 5.5%, 10/01/18	$90,000	$90,398
Maryland Health & Higher Educational Facilities Authority Rev. (Goucher College), “A”, 5%, 7/01/34	500,000	562,620
Maryland Health & Higher Educational Facilities Authority Rev. (Johns Hopkins University), “A”, 5%, 7/01/37	1,500,000	1,722,540
Maryland Health & Higher Educational Facilities Authority Rev. (Maryland Institute College of Art), 5%, 6/01/30	750,000	783,930
Maryland Health & Higher Educational Facilities Authority Rev. (Notre Dame College), 5%, 10/01/35	1,000,000	1,071,360
Morgan State University, Academic & Auxiliary Facilities Fees Rev., NATL, 6.05%, 7/01/15	335,000	339,070
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/30	150,000	170,667
Morgan State University, Academic & Auxiliary Facilities Fees Rev., 5%, 7/01/32	440,000	497,548
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17	480,000	531,778
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	30,000	26,440
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	135,000	116,247
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/31	85,000	85,485
		$5,998,083
Universities - Dormitories - 3.6%
Maryland Economic Development Corp., Senior Student Housing Rev. (University of Maryland, Baltimore Project), 5%, 7/01/31	$500,000	$550,965
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/27	500,000	549,815
Maryland Economic Development Corp., Student Housing Rev. (Salisbury University Project), 5%, 6/01/30	300,000	326,901

38

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Dormitories - continued
Maryland Health & Higher Educational Facilities Authority Rev. (Loyola University Maryland), 5%, 10/01/32	$500,000	$585,740
University System of Maryland, Auxiliary Facility & Tuition Rev., “D”, 5%, 10/01/22	1,000,000	1,226,520
		$3,239,941
Universities - Secondary Schools - 0.8%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41 (Prerefunded 8/15/19)	$265,000	$333,195
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 5/01/35 (Prerefunded 5/01/15)	400,000	401,900
		$735,095
Utilities - Investor Owned - 0.3%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (Put Date 8/01/16)	$275,000	$290,136

Utilities - Municipal Owned - 0.9%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/24	$460,000	$549,921
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	185,000	216,544
		$766,465
Utilities - Other - 1.5%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$400,000	$454,504
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	195,000	225,980
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	100,000	116,522
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/23	140,000	164,640
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	235,000	266,015
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	55,000	60,801
		$1,288,462
Water & Sewer Utility Revenue - 11.0%
Baltimore, MD, Subordinate Refunding Rev. (Mayor and City Council of Baltimore Water Projects), “C”, 5%, 7/01/27	$1,015,000	$1,214,610

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Baltimore, MD, Refunding Rev. (Mayor and City Council of Baltimore Water Projects), “B”, 5%, 7/01/42	$1,320,000	$1,510,859
Baltimore, MD, Rev., LEVRRS, FRN, NATL, 10.893%, 7/01/20 (p)	2,750,000	3,355,165
Baltimore, MD, Wastewater Rev. Project, “A”, NATL, 5.65%, 7/01/20	1,600,000	1,776,048
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/29	205,000	232,226
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/35	205,000	229,625
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	25,000	27,690
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	15,000	16,651
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	35,000	38,795
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	30,000	32,931
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	50,000	65,569
Montgomery County, MD, Water Quality Protection Charge Rev., “A”, 5%, 4/01/32	1,125,000	1,300,914
		$9,801,083
Total Municipal Bonds (Identified Cost, $79,842,832)		$86,011,880

Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	1,796,143	$1,796,143
Total Investments (Identified Cost, $81,638,975)		$87,808,023

Other Assets, Less Liabilities - 1.1%		954,354
Net Assets - 100.0%		$88,762,377

See Portfolio Footnotes and Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS

3/31/15

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.3%

Issuer	Shares/Par	Value ($)

General Obligations - General Purpose - 8.4%
Boston, MA, “B”, 4%, 4/01/21	$1,870,000	$2,139,374
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/23	1,000,000	1,256,170
Commonwealth of Massachusetts, “B”, 5.25%, 8/01/28	2,225,000	2,874,277
Commonwealth of Massachusetts, “C”, NATL, 5.5%, 12/01/19	4,000,000	4,761,520
Commonwealth of Massachusetts, “C”, AMBAC, 5%, 8/01/32	4,815,000	5,270,932
Guam Government, “A”, 6.75%, 11/15/29	685,000	785,510
Guam Government, “A”, 5.25%, 11/15/37	395,000	403,603
Guam Government, “A”, 7%, 11/15/39	75,000	88,565
State of California, 6%, 11/01/39	1,555,000	1,886,106
		$19,466,057
General Obligations - Schools - 1.0%
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/35	$2,740,000	$1,275,936
San Marcos, CA, Unified School District (Election of 2010), Capital Appreciation, “C”, 0%, 8/01/38	3,375,000	1,103,895
		$2,379,831
Healthcare Revenue - Hospitals - 12.9%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	$1,315,000	$1,515,682
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	235,000	276,315
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	345,000	404,237
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	745,000	861,935
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	520,000	604,048
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	1,180,000	1,227,660
Massachusetts Development Finance Agency Rev. (Baystate Medical Center), “N”, 5%, 7/01/44	2,000,000	2,246,980
Massachusetts Development Finance Agency Rev. (Children’s Hospital), “P”, 5%, 10/01/32	1,000,000	1,173,290
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/43	1,000,000	1,126,120

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), 5%, 7/01/32 (Prerefunded 7/01/17)	$1,050,000	$1,151,850
Massachusetts Development Finance Agency Rev. (Partners Healthcare System), 5%, 7/01/32	950,000	1,029,230
Massachusetts Development Finance Agency Rev. (Tufts Medical Center), “I”, 7.25%, 1/01/32	1,000,000	1,219,910
Massachusetts Health & Educational Facilities Authority Rev. (Bay State Medical Center), “I”, 5.75%, 7/01/36	500,000	574,035
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 7/01/38	2,000,000	2,152,440
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.25%, 12/01/39	1,500,000	1,712,955
Massachusetts Health & Educational Facilities Authority Rev. (Children’s Hospital), “M”, 5.5%, 12/01/39	1,000,000	1,154,490
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 10/01/18	955,000	956,595
Massachusetts Health & Educational Facilities Authority Rev. (Lahey Clinic), “D”, 5.25%, 8/15/37	1,550,000	1,656,051
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J-1”, 5%, 7/01/39	2,000,000	2,256,760
Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare System), “J1”, 5%, 7/01/34	1,375,000	1,561,161
Massachusetts Health & Educational Facilities Authority Rev. (South Shore), 5.625%, 7/01/19	280,000	281,162
Massachusetts Health & Educational Facilities Authority Rev. (Southcoast Health Obligation), “D”, 5%, 7/01/29	1,000,000	1,103,570
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	430,000	507,280
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	655,000	738,506
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	35,000	37,893
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/44	235,000	264,297
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	165,000	192,157

40

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	$395,000	$460,669
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39	1,355,000	1,633,154
		$30,080,432
Healthcare Revenue - Long Term Care - 1.4%
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 10/15/37	$500,000	$522,240
Massachusetts Development Finance Agency Rev. (Carleton-Willard Village), 5.625%, 12/01/30	525,000	599,057
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 11/15/39	352,582	339,286
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 11/15/46	18,820	16,172
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 11/15/56	93,608	579
Massachusetts Development Finance Agency Rev. (Loomis Communities), “A”, 6%, 1/01/33	500,000	567,465
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/43	1,000,000	1,074,950
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	20,000	23,528
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	130,000	154,302
		$3,297,579
Healthcare Revenue - Other - 0.9%
Massachusetts Health & Educational Facilities Authority Rev. (Dana Faber Cancer Institute), “K”, 5%, 12/01/37	$2,000,000	$2,199,140

Human Services - 0.5%
Massachusetts Development Finance Agency Rev. (Evergreen Center, Inc.), 5.5%, 1/01/35	$1,200,000	$1,201,008

Industrial Revenue - Environmental Services - 0.7%
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/42	$1,535,000	$1,590,751

Miscellaneous Revenue - Other - 9.6%
Martha’s Vineyard, MA, Land Bank Rev., BAM, 5%, 5/01/31	$400,000	$465,108
Martha’s Vineyard, MA, Land Bank Rev., BAM, 5%, 5/01/32	700,000	810,152
Martha’s Vineyard, MA, Land Bank Rev., BAM, 5%, 5/01/33	500,000	577,780

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
Massachusetts Development Finance Agency Rev., 5.5%, 9/01/20	$1,205,000	$1,384,171
Massachusetts Development Finance Agency Rev. (The Broad Institute, Inc.), “A”, 5.25%, 4/01/37	2,000,000	2,312,220
Massachusetts Health & Educational Facilities Authority Rev., 5.5%, 6/01/34	1,500,000	1,678,230
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/30	3,500,000	4,029,235
Massachusetts Health & Educational Facilities Authority Rev. (The Sterling & Francine Clark Art Institute), “B”, 5%, 7/01/40	1,700,000	1,936,555
Massachusetts Port Authority Facilities Rev. (Boston Fuel Project), FGIC, 5%, 7/01/24	2,000,000	2,144,020
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 7/01/41	3,000,000	3,330,030
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	1,190,000	1,252,427
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/40	2,185,000	2,506,195
		$22,426,123
Multi-Family Housing Revenue - 5.2%
Massachusetts Development Finance Agency Rev. (Credit Housing-Chelsea Homes), “I-A”, LOC, 5%, 12/15/24	$1,185,000	$1,189,278
Massachusetts Development Finance Agency Rev. (Morville House Apartments), “A”, LOC, 4.95%, 12/15/23	2,500,000	2,503,625
Massachusetts Housing Finance Agency Rev., “A”, FHA, 5.25%, 12/01/35	1,000,000	1,086,440
Massachusetts Housing Finance Agency Rev., “A”, 5.25%, 12/01/48	1,000,000	1,001,300
Massachusetts Housing Finance Agency Rev., “C”, 5.35%, 12/01/49	1,680,000	1,775,609
Massachusetts Housing Finance Agency, “B”, 5.25%, 12/01/30	1,700,000	1,794,146
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.75%, 12/01/30	1,425,000	1,544,344
Massachusetts Housing Finance Agency, Multi-Family Housing, “A”, FHA, 4.875%, 12/01/32	1,190,000	1,286,164
		$12,180,906
Parking - 1.5%
Boston, MA, Metropolitan Transit Parking Corp., Systemwide Parking Rev., 5.25%, 7/01/36	$3,000,000	$3,490,740

Sales & Excise Tax Revenue - 5.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$985,000	$1,130,553

41

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/24	$1,590,000	$1,987,150
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/29	1,850,000	2,397,230
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/31	2,000,000	2,602,460
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, 0%, 7/01/34	4,000,000	1,672,920
Massachusetts School Building Authority, Dedicated Sales Tax Rev., AMBAC, 4.75%, 8/15/32	2,000,000	2,152,140
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “A”, AMBAC, 4.5%, 8/15/35	950,000	1,011,009
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/28 (Prerefunded 8/01/19)	10,000	11,804
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 8/01/40	680,000	491,300
		$13,456,566
Single Family Housing - State - 1.6%
Massachusetts Housing Finance Agency, Single Family Housing Rev., “157”, 4.35%, 12/01/27	$435,000	$456,663
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/39	3,000,000	3,224,610
		$3,681,273
State & Agency - Other - 0.5%
Massachusetts Development Finance Agency Rev. (Visual & Performing Arts Project), 6%, 8/01/15	$1,235,000	$1,258,527

State & Local Agencies - 4.9%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.925%, 6/01/37	$1,370,000	$1,159,787
Massachusetts College Building Authority Project Rev., Capital Appreciation, “A”, SYNCORA, 0%, 5/01/22	8,310,000	7,163,802
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	275,000	319,352
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 5/01/32	760,000	880,186
Massachusetts State College, Building Authority Project Rev., “A”, 5.5%, 5/01/49	1,680,000	1,909,908
		$11,433,035
Student Loan Revenue - 4.8%
Massachusetts Educational Financing Authority, “J”, 5.625%, 7/01/29	$1,730,000	$1,926,459
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/30	1,295,000	1,366,717

Issuer	Shares/Par	Value ($)

Student Loan Revenue - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “I”, 6%, 1/01/28	$890,000	$947,797
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/22	3,000,000	3,425,160
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.15%, 1/01/26	1,235,000	1,276,224
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.2%, 1/01/27	590,000	610,396
Massachusetts Educational Financing Authority, Education Loan Rev., “Issue E”, AMBAC, 5.3%, 1/01/16	45,000	45,178
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 4.5%, 7/01/24	1,420,000	1,496,013
		$11,093,944
Tax - Other - 1.8%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$260,000	$290,131
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	85,000	94,293
Massachusetts Special Obligation Dedicated Tax Rev., NATL, 5.5%, 1/01/23	1,585,000	1,944,367
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	600,000	683,874
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/25	545,000	620,820
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/25	540,000	620,336
		$4,253,821
Tobacco - 1.5%
Children’s Trust Fund, Tobacco Settlement Rev., Puerto Rico, 5.5%, 5/15/39	$400,000	$402,456
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	250,000	210,488
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	1,335,000	1,590,279
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	330,000	252,212
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	1,230,000	943,373
		$3,398,808
Toll Roads - 1.3%
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 1/01/32	$2,600,000	$2,921,568

Transportation - Special Tax - 0.1%
Massachusetts Bay Transportation Authority, Sales Tax Rev., ETM, “C”, 5.5%, 7/01/16	$200,000	$212,964

42

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - 22.6%
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	$2,005,000	$2,269,279
Massachusetts Development Finance Agency Higher Education Rev. (Emerson College), “A”, 5%, 1/01/23	1,750,000	1,862,578
Massachusetts Development Finance Agency Rev. (Boston College), “R-1”, 5%, 7/01/24	3,950,000	4,647,610
Massachusetts Development Finance Agency Rev. (Boston University), “V-1”, 5%, 10/01/29	2,165,000	2,476,782
Massachusetts Development Finance Agency Rev. (New England Conservatory of Music), 5.25%, 7/01/38	2,000,000	2,269,040
Massachusetts Development Finance Agency Rev. (Simmons College), SYNCORA, 5.25%, 10/01/26	2,250,000	2,645,235
Massachusetts Development Finance Agency Rev. (Suffolk University), 5.125%, 7/01/40	1,000,000	1,065,410
Massachusetts Development Finance Agency Rev. (Wheelock College), “C”, 5.25%, 10/01/37	1,500,000	1,611,075
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 10/01/27	905,000	984,559
Massachusetts Health & Educational Facilities Authority Rev. (Berklee College of Music), “A”, 5%, 10/01/37	2,000,000	2,179,380
Massachusetts Health & Educational Facilities Authority Rev. (Boston College), 5.5%, 6/01/27	1,735,000	2,260,028
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/36	1,500,000	1,734,675
Massachusetts Health & Educational Facilities Authority Rev. (Lesley University), “A”, ASSD GTY, 5.25%, 7/01/39	1,000,000	1,128,500
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology) “M”, 5.25%, 7/01/21	4,000,000	4,893,080
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “A”, 5%, 7/01/38	750,000	822,923
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/28	1,000,000	1,307,230
Massachusetts Health & Educational Facilities Authority Rev. (Northeastern University), “A”, 5%, 10/01/35	1,500,000	1,708,110
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/29 (Prerefunded 10/01/15)	205,000	212,977
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/29	295,000	306,381
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), MSQLF, 4.875%, 7/01/27	250,000	282,738

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 7/01/28	$640,000	$725,805
Massachusetts Health & Educational Facilities Authority Rev. (Stonehill College), 5%, 7/01/29	300,000	339,363
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/30	2,000,000	2,343,720
Massachusetts State College, Building Authority Project Rev., “A”, 5%, 5/01/29	2,000,000	2,338,260
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	295,000	336,625
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	110,000	96,945
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	370,000	318,603
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	75,000	61,524
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	35,000	28,814
University of Massachusetts Building Authority Project Rev., “1”, 5%, 11/01/39	3,000,000	3,421,650
University of Massachusetts Building Authority Project Rev., “1”, 5%, 11/01/19	3,000,000	3,488,820
University of Massachusetts Building Authority Project Rev., “1”, 5%, 11/01/27	1,000,000	1,235,200
University of Massachusetts Building Authority Project Rev., “2”, 5%, 11/01/28	1,000,000	1,220,770
		$52,623,689
Universities - Secondary Schools - 3.7%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	$665,000	$836,131
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.375%, 9/01/31 (Prerefunded 9/01/17)	1,080,000	1,173,204
Massachusetts Development Finance Agency Rev. (Belmont Hill School), 4.5%, 9/01/36 (Prerefunded 9/01/17)	1,000,000	1,089,280
Massachusetts Development Finance Agency Rev. (Dexter School), 4.75%, 5/01/32	1,130,000	1,156,284
Massachusetts Development Finance Agency Rev. (Dexter School), 5%, 5/01/37	2,000,000	2,056,060
Massachusetts Development Finance Agency Rev. (Foxborough Regional Charter School), “A”, 6.375%, 7/01/30	935,000	1,035,887
Massachusetts Development Finance Agency Rev. (Milton Academy), “A”, 5%, 9/01/28	1,000,000	1,167,600
		$8,514,446

43

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Utilities - Investor Owned - 0.5%
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/42 (Prerefunded 5/01/19)	$1,000,000	$1,182,100

Utilities - Municipal Owned - 0.5%
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	$590,000	$669,396
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/39	200,000	232,134
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/44	235,000	271,500
		$1,173,030
Utilities - Other - 1.0%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$805,000	$914,689
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	405,000	469,342
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	210,000	244,696
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	480,000	543,350
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	160,000	176,875
		$2,348,952

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - 3.6%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/40	$305,000	$340,310
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/27	1,280,000	1,665,024
Massachusetts Water Pollution Abatement Trust, 5.25%, 8/01/33	2,000,000	2,637,640
Massachusetts Water Pollution Abatement Trust (MWRA Program), “A”, 5%, 8/01/32	75,000	75,287
Massachusetts Water Resouces Authority, General Rev., “B”, 5.25%, 8/01/30	620,000	809,193
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/29	595,000	775,148
Massachusetts Water Resources Authority, General Rev., “B”, AGM, 5.25%, 8/01/31	1,625,000	2,121,438
		$8,424,040
Total Municipal Bonds (Identified Cost, $199,725,728)		$224,289,330

Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	6,414,242	$6,414,242
Total Investments (Identified Cost, $206,139,970)		$230,703,572

Other Assets, Less Liabilities - 0.9%		2,167,018
Net Assets - 100.0%		$232,870,590

Portfolio Footnotes:

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities for the MFS California Municipal Bond Fund was $616,869, representing 0.2% of net assets.
(p)	Primary inverse floater.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit
Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	LEVRRS	Leveraged Reverse Rate Security
AMBAC	AMBAC Indemnity Corp.	RIBS	Residual Interest Bonds
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
MSQLF	Michigan Student Qualified Loan Fund
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

44

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/15

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Alabama Fund	Arkansas Fund	California Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$48,989,774	$161,968,659	$253,580,202
Underlying affiliated funds, at cost and net asset value	421,150	3,861,499	14,490,081
Total investments, at identified cost	$49,410,924	$165,830,158	$268,070,283
Unrealized appreciation (depreciation)	4,365,334	9,798,005	26,769,119
Total investments, at value	$53,776,258	$175,628,163	$294,839,402
Receivables for
Investments sold	95,567	1,366,700	—
Fund shares sold	510	188,530	329,014
Interest	625,053	2,295,376	3,436,086
Receivable from investment adviser	5,026	—	—
Other assets	470	1,093	1,602
Total assets	$54,502,884	$179,479,862	$298,606,104

Liabilities
Payables for
Distributions	$29,450	$41,853	$151,832
Investments purchased	577,770	2,174,801	8,071,261
Fund shares reacquired	45,459	771,720	255,942
Payable to affiliates
Investment adviser	—	3,513	5,742
Shareholder servicing costs	19,526	68,328	110,698
Distribution and service fees	682	3,039	3,912
Payable for independent Trustees’ compensation	3,249	3,110	9,273
Accrued expenses and other liabilities	61,340	71,023	74,050
Total liabilities	$737,476	$3,137,387	$8,682,710
Net assets	$53,765,408	$176,342,475	$289,923,394

Net assets consist of
Paid-in capital	$50,975,299	$172,035,901	$274,487,510
Unrealized appreciation (depreciation) on investments	4,365,334	9,798,005	26,769,119
Accumulated net realized gain (loss) on investments	(1,698,146)	(5,539,208)	(11,393,534)
Undistributed net investment income	122,921	47,777	60,299
Net assets	$53,765,408	$176,342,475	$289,923,394

45

Statements of Assets and Liabilities – continued

	Alabama Fund	Arkansas Fund	California Fund
Net assets
Class A	$53,139,681	$169,353,894	$255,481,623
Class B	625,727	6,988,581	3,535,271
Class C	—	—	30,906,500
Total net assets	$53,765,408	$176,342,475	$289,923,394

Shares of beneficial interest outstanding
Class A	5,070,993	16,868,588	42,258,939
Class B	59,699	695,451	584,621
Class C	—	—	5,094,682
Total shares of beneficial interest outstanding	5,130,692	17,564,039	47,938,242

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.48	$10.04	$6.05
Offering price per share (100 / 95.75 × net asset value per share)	$10.95	$10.49	$6.32

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.48	$10.05	$6.05

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$6.07

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

46

Statements of Assets and Liabilities – continued

At 3/31/15	Georgia Fund	Maryland Fund	Massachusetts Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$54,572,817	$79,842,832	$199,725,728
Underlying affiliated funds, at cost and net asset value	899,451	1,796,143	6,414,242
Total investments, at identified cost	$55,472,268	$81,638,975	$206,139,970
Unrealized appreciation (depreciation)	4,808,860	6,169,048	24,563,602
Total investments, at value	$60,281,128	$87,808,023	$230,703,572
Receivables for
Investments sold	500,000	25,000	91,425
Fund shares sold	97,047	41,543	17,073
Interest	723,756	1,104,013	2,855,305
Receivable from investment adviser	4,318	1,238	—
Receivable from distributor	—	—	6,909
Other assets	492	625	1,296
Total assets	$61,606,741	$88,980,442	$233,675,580

Liabilities
Payables for
Distributions	$22,446	$56,517	$111,981
Investments purchased	587,595	—	—
Fund shares reacquired	58,151	60,726	529,721
Payable to affiliates
Investment adviser	—	—	4,611
Shareholder servicing costs	19,615	28,688	80,050
Distribution and service fees	699	898	—
Payable for independent Trustees’ compensation	3,675	6,077	6,045
Accrued expenses and other liabilities	64,064	65,159	72,582
Total liabilities	$756,245	$218,065	$804,990
Net assets	$60,850,496	$88,762,377	$232,870,590

Net assets consist of
Paid-in capital	$57,839,807	$85,407,822	$215,723,202
Unrealized appreciation (depreciation) on investments	4,808,860	6,169,048	24,563,602
Accumulated net realized gain (loss) on investments	(1,846,747)	(3,006,068)	(7,454,048)
Undistributed net investment income	48,576	191,575	37,834
Net assets	$60,850,496	$88,762,377	$232,870,590

47

Statements of Assets and Liabilities – continued

	Georgia Fund	Maryland Fund	Massachusetts Fund
Net assets
Class A	$59,289,211	$86,454,724	$229,133,965
Class B	1,561,285	2,307,653	3,736,625
Total net assets	$60,850,496	$88,762,377	$232,870,590

Shares of beneficial interest outstanding
Class A	5,379,180	7,769,675	20,106,691
Class B	141,129	207,483	327,305
Total shares of beneficial interest outstanding	5,520,309	7,977,158	20,433,996

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$11.02	$11.13	$11.40
Offering price per share (100 / 95.75 × net asset value per share)	$11.51	$11.62	$11.91

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$11.06	$11.12	$11.42

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See Notes to Financial Statements

48

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/15

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Alabama Fund	Arkansas Fund	California Fund
Net investment income
Interest	$2,466,118	$7,201,998	$12,554,786
Dividends from underlying affiliated funds	615	2,394	5,036
Total investment income	$2,466,733	$7,204,392	$12,559,822
Expenses
Management fee	$240,144	$811,700	$1,246,379
Distribution and service fees	138,126	503,941	944,561
Shareholder servicing costs	43,923	151,477	232,347
Administrative services fee	17,992	36,541	50,820
Independent Trustees’ compensation	2,794	4,820	9,855
Custodian fee	18,389	36,640	44,326
Shareholder communications	7,282	11,792	14,543
Audit and tax fees	50,881	50,945	50,980
Legal fees	10,521	7,690	13,615
Registration fees	36,995	30,638	39,635
Miscellaneous	17,652	24,391	25,822
Total expenses	$584,699	$1,670,575	$2,672,883
Fees paid indirectly	(1)	(3)	(6)
Reduction of expenses by investment adviser and distributor	(83,934)	(280,583)	(387,969)
Net expenses	$500,764	$1,389,989	$2,284,908
Net investment income	$1,965,969	$5,814,403	$10,274,914

Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$14,707	$(632,981)	$265,277
Change in unrealized appreciation (depreciation) on investments	$1,815,171	$7,366,730	$13,411,356
Net realized and unrealized gain (loss) on investments	$1,829,878	$6,733,749	$13,676,633
Change in net assets from operations	$3,795,847	$12,548,152	$23,951,547

See Notes to Financial Statements

49

Statements of Operations – continued

Year ended 3/31/15	Georgia Fund	Maryland Fund	Massachusetts Fund
Net investment income
Interest	$2,617,220	$4,040,896	$10,515,443
Dividends from underlying affiliated funds	1,242	1,342	3,169
Total investment income	$2,618,462	$4,042,238	$10,518,612
Expenses
Management fee	$272,596	$412,864	$1,072,046
Distribution and service fees	163,607	246,296	624,122
Shareholder servicing costs	45,929	76,389	159,651
Administrative services fee	19,053	23,592	45,021
Independent Trustees’ compensation	2,825	3,372	9,658
Custodian fee	23,148	25,185	40,955
Shareholder communications	7,564	9,159	13,243
Audit and tax fees	50,887	50,901	50,968
Legal fees	5,724	11,743	7,072
Registration fees	27,322	28,056	29,096
Miscellaneous	20,589	20,881	24,980
Total expenses	$639,244	$908,438	$2,076,812
Fees paid indirectly	(1)	(3)	(4)
Reduction of expenses by investment adviser and distributor	(52,550)	(22,321)	(55,910)
Net expenses	$586,693	$886,114	$2,020,898
Net investment income	$2,031,769	$3,156,124	$8,497,714

Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(65,881)	$36,378	$352,543
Change in unrealized appreciation (depreciation) on investments	$2,414,998	$3,006,373	$9,461,124
Net realized and unrealized gain (loss) on investments	$2,349,117	$3,042,751	$9,813,667
Change in net assets from operations	$4,380,886	$6,198,875	$18,311,381

See Notes to Financial Statements

50

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/15	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$1,965,969	$5,814,403	$10,274,914
Net realized gain (loss) on investments	14,707	(632,981)	265,277
Net unrealized gain (loss) on investments	1,815,171	7,366,730	13,411,356
Change in net assets from operations	$3,795,847	$12,548,152	$23,951,547

Distributions declared to shareholders
From net investment income	$(1,878,994)	$(5,567,787)	$(9,990,733)
Change in net assets from fund share transactions	$(2,060,613)	$(10,461,451)	$10,864,383
Total change in net assets	$(143,760)	$(3,481,086)	$24,825,197

Net assets
At beginning of period	53,909,168	179,823,561	265,098,197
At end of period	$53,765,408	$176,342,475	$289,923,394
Undistributed net investment income included in net assets at end of period	$122,921	$47,777	$60,299

Year ended 3/31/15	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,031,769	$3,156,124	$8,497,714
Net realized gain (loss) on investments	(65,881)	36,378	352,543
Net unrealized gain (loss) on investments	2,414,998	3,006,373	9,461,124
Change in net assets from operations	$4,380,886	$6,198,875	$18,311,381

Distributions declared to shareholders
From net investment income	$(1,926,156)	$(3,089,520)	$(8,132,556)
Change in net assets from fund share transactions	$(2,375,037)	$(6,961,836)	$(13,380,714)
Total change in net assets	$79,693	$(3,852,481)	$(3,201,889)

Net assets
At beginning of period	60,770,803	92,614,858	236,072,479
At end of period	$60,850,496	$88,762,377	$232,870,590
Undistributed net investment income included in net assets at end of period	$48,576	$191,575	$37,834

See Notes to Financial Statements

51

Statements of Changes in Net Assets – continued

Year ended 3/31/14	Alabama Fund	Arkansas Fund	California Fund
Change in net assets

From operations
Net investment income	$2,336,906	$7,105,182	$11,528,380
Net realized gain (loss) on investments	(1,291,394)	(6,145,404)	(6,580,403)
Net unrealized gain (loss) on investments	(2,765,716)	(7,949,456)	(10,945,135)
Change in net assets from operations	$(1,720,204)	$(6,989,678)	$(5,997,158)

Distributions declared to shareholders
From net investment income	$(2,269,574)	$(6,926,655)	$(11,173,911)
Change in net assets from fund share transactions	$(13,666,080)	$(48,205,717)	$(46,394,411)
Total change in net assets	$(17,655,858)	$(62,122,050)	$(63,565,480)

Net assets
At beginning of period	71,565,026	241,945,611	328,663,677
At end of period	$53,909,168	$179,823,561	$265,098,197
Undistributed net investment income included in net assets at end of period	$26,705	$49,693	$64,824

Year ended 3/31/14	Georgia Fund	Maryland Fund	Massachusetts Fund
Change in net assets

From operations
Net investment income	$2,509,312	$3,914,903	$9,833,553
Net realized gain (loss) on investments	(1,621,074)	(2,982,507)	(9,192,820)
Net unrealized gain (loss) on investments	(3,092,440)	(4,526,336)	(10,687,743)
Change in net assets from operations	$(2,204,202)	$(3,593,940)	$(10,047,010)

Distributions declared to shareholders
From net investment income	$(2,410,842)	$(3,744,433)	$(9,474,128)
Change in net assets from fund share transactions	$(17,331,927)	$(14,282,334)	$(46,396,367)
Total change in net assets	$(21,946,971)	$(21,620,707)	$(65,917,505)

Net assets
At beginning of period	82,717,774	114,235,565	301,989,984
At end of period	$60,770,803	$92,614,858	$236,072,479
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$(8,823)	$179,892	$46,628

See Notes to Financial Statements

52

Financial Statements

FINANCIAL HIGHLIGHTS

MFS ALABAMA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.11	$10.70	$10.50	$9.72	$10.25

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	$0.40	$0.41	$0.42
Net realized and unrealized gain (loss) on investments	0.36	(0.60)	0.19	0.77	(0.54)
Total from investment operations	$0.74	$(0.20)	$0.59	$1.18	$(0.12)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.39)	$(0.39)	$(0.40)	$(0.41)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.37)	$(0.39)	$(0.39)	$(0.40)	$(0.41)
Net asset value, end of period (x)	$10.48	$10.11	$10.70	$10.50	$9.72
Total return (%) (r)(s)(t)(x)	7.37	(1.83)	5.63	12.30	(1.21)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.05	0.96	0.99	0.97
Expenses after expense reductions (f)	0.93	0.93	0.93	0.93	0.93
Net investment income	3.69	3.94	3.74	4.01	4.12
Portfolio turnover	22	15	10	21	20
Net assets at end of period (000 omitted)	$53,140	$53,245	$70,432	$69,887	$70,582

See Notes to Financial Statements

53

Financial Highlights – continued

MFS ALABAMA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.11	$10.70	$10.50	$9.72	$10.24

Income (loss) from investment operations
Net investment income (d)	$0.30	$0.32	$0.32	$0.33	$0.34
Net realized and unrealized gain (loss) on investments	0.36	(0.60)	0.19	0.77	(0.52)
Total from investment operations	$0.66	$(0.28)	$0.51	$1.10	$(0.18)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.31)	$(0.32)	$(0.34)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.29)	$(0.31)	$(0.31)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$10.48	$10.11	$10.70	$10.50	$9.72
Total return (%) (r)(s)(t)(x)	6.57	(2.56)	4.85	11.47	(1.84)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.80	1.71	1.74	1.72
Expenses after expense reductions (f)	1.68	1.68	1.68	1.68	1.68
Net investment income	2.92	3.18	2.99	3.28	3.37
Portfolio turnover	22	15	10	21	20
Net assets at end of period (000 omitted)	$626	$664	$1,133	$1,826	$3,179
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

54

Financial Highlights – continued

MFS ARKANSAS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.66	$10.23	$10.17	$9.49	$9.95

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.34	$0.37	$0.38	$0.41
Net realized and unrealized gain (loss) on investments	0.37	(0.58)	0.05	0.68	(0.47)
Total from investment operations	$0.69	$(0.24)	$0.42	$1.06	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.33)	$(0.36)	$(0.38)	$(0.40)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.31)	$(0.33)	$(0.36)	$(0.38)	$(0.40)
Net asset value, end of period (x)	$10.04	$9.66	$10.23	$10.17	$9.49
Total return (%) (r)(s)(t)(x)	7.21	(2.32)	4.10	11.34	(0.62)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89	0.86	0.87	0.87
Expenses after expense reductions (f)	0.74	0.74	0.71	0.72	0.72
Net investment income	3.25	3.48	3.59	3.86	4.20
Portfolio turnover	20	19	16	12	20
Net assets at end of period (000 omitted)	$169,354	$172,590	$232,510	$213,736	$178,685

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.67	$10.24	$10.18	$9.50	$9.96

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.26	$0.29	$0.31	$0.33
Net realized and unrealized gain (loss) on investments	0.36	(0.58)	0.04	0.67	(0.47)
Total from investment operations	$0.61	$(0.32)	$0.33	$0.98	$(0.14)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.27)	$(0.30)	$(0.32)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.23)	$(0.25)	$(0.27)	$(0.30)	$(0.32)
Net asset value, end of period (x)	$10.05	$9.67	$10.24	$10.18	$9.50
Total return (%) (r)(s)(t)(x)	6.40	(3.06)	3.29	10.47	(1.43)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.64	1.61	1.62	1.62
Expenses after expense reductions (f)	1.50	1.51	1.50	1.49	1.53
Net investment income	2.49	2.71	2.80	3.08	3.37
Portfolio turnover	20	19	16	12	20
Net assets at end of period (000 omitted)	$6,989	$7,234	$9,435	$8,749	$7,816
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

55

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$5.74	$6.05	$5.84	$5.23	$5.56

Income (loss) from investment operations
Net investment income (d)	$0.23	$0.24	$0.23	$0.24	$0.26
Net realized and unrealized gain (loss) on investments	0.30	(0.32)	0.21	0.61	(0.34)
Total from investment operations	$0.53	$(0.08)	$0.44	$0.85	$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.23)	$(0.24)	$(0.25)
Net asset value, end of period (x)	$6.05	$5.74	$6.05	$5.84	$5.23
Total return (%) (r)(s)(t)(x)	9.38	(1.20)	7.59	16.48	(1.53)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.87	0.85	0.86	0.85
Expenses after expense reductions (f)	0.72	0.72	0.70	0.71	0.70
Net investment income	3.82	4.17	3.90	4.26	4.79
Portfolio turnover	24	26	20	35	24
Net assets at end of period (000 omitted)	$255,482	$232,451	$288,367	$277,271	$263,306

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$5.74	$6.05	$5.84	$5.23	$5.57

Income (loss) from investment operations
Net investment income (d)	$0.18	$0.19	$0.19	$0.20	$0.22
Net realized and unrealized gain (loss) on investments	0.31	(0.31)	0.20	0.60	(0.35)
Total from investment operations	$0.49	$(0.12)	$0.39	$0.80	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.19)	$(0.18)	$(0.19)	$(0.21)
Net asset value, end of period (x)	$6.05	$5.74	$6.05	$5.84	$5.23
Total return (%) (r)(s)(t)(x)	8.55	(1.96)	6.75	15.60	(2.46)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62	1.60	1.61	1.60
Expenses after expense reductions (f)	1.48	1.49	1.48	1.47	1.47
Net investment income	3.07	3.40	3.12	3.51	4.01
Portfolio turnover	24	26	20	35	24
Net assets at end of period (000 omitted)	$3,535	$3,976	$5,176	$5,640	$6,769

See Notes to Financial Statements

56

Financial Highlights – continued

MFS CALIFORNIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$5.76	$6.07	$5.86	$5.25	$5.58

Income (loss) from investment operations
Net investment income (d)	$0.17	$0.19	$0.18	$0.19	$0.21
Net realized and unrealized gain (loss) on investments	0.31	(0.32)	0.20	0.61	(0.34)
Total from investment operations	$0.48	$(0.13)	$0.38	$0.80	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.18)	$(0.17)	$(0.19)	$(0.20)
Net asset value, end of period (x)	$6.07	$5.76	$6.07	$5.86	$5.25
Total return (%) (r)(s)(t)(x)	8.37	(2.08)	6.60	15.38	(2.41)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.62	1.60	1.61	1.60
Expenses after expense reductions (f)	1.62	1.62	1.60	1.61	1.60
Net investment income	2.91	3.26	2.99	3.34	3.87
Portfolio turnover	24	26	20	35	24
Net assets at end of period (000 omitted)	$30,907	$28,672	$35,120	$33,626	$30,393
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

57

Financial Highlights – continued

MFS GEORGIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.58	$11.18	$10.96	$10.08	$10.59

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.38	$0.38	$0.41	$0.44
Net realized and unrealized gain (loss) on investments	0.42	(0.62)	0.21	0.88	(0.52)
Total from investment operations	$0.79	$(0.24)	$0.59	$1.29	$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.37)	$(0.41)	$(0.43)
Net asset value, end of period (x)	$11.02	$10.58	$11.18	$10.96	$10.08
Total return (%) (r)(s)(t)(x)	7.53	(2.09)	5.38	12.98	(0.84)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.01	0.96	1.02	1.02
Expenses after expense reductions (f)	0.95	0.95	0.95	0.95	0.98
Net investment income	3.37	3.54	3.41	3.89	4.16
Portfolio turnover	16	15	14	19	22
Net assets at end of period (000 omitted)	$59,289	$59,068	$80,336	$69,093	$57,878

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.62	$11.22	$11.00	$10.12	$10.63

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.29	$0.30	$0.33	$0.36
Net realized and unrealized gain (loss) on investments	0.42	(0.61)	0.20	0.88	(0.52)
Total from investment operations	$0.71	$(0.32)	$0.50	$1.21	$(0.16)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.28)	$(0.33)	$(0.35)
Net asset value, end of period (x)	$11.06	$10.62	$11.22	$11.00	$10.12
Total return (%) (r)(s)(t)(x)	6.70	(2.81)	4.57	12.09	(1.58)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.76	1.70	1.78	1.77
Expenses after expense reductions (f)	1.70	1.70	1.70	1.70	1.72
Net investment income	2.61	2.76	2.64	3.14	3.39
Portfolio turnover	16	15	14	19	22
Net assets at end of period (000 omitted)	$1,561	$1,702	$2,382	$1,952	$2,385
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

58

Financial Highlights – continued

MFS MARYLAND MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.76	$11.47	$11.34	$10.45	$10.93

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.42	$0.46	$0.46	$0.46
Net realized and unrealized gain (loss) on investments	0.36	(0.73)	0.09	0.88	(0.49)
Total from investment operations	$0.74	$(0.31)	$0.55	$1.34	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.40)	$(0.42)	$(0.45)	$(0.45)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.37)	$(0.40)	$(0.42)	$(0.45)	$(0.45)
Net asset value, end of period (x)	$11.13	$10.76	$11.47	$11.34	$10.45
Total return (%) (r)(s)(t)(x)	6.99	(2.66)	4.86	13.01	(0.35)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.96	0.92	0.94	0.94
Expenses after expense reductions (f)	0.95	0.95	0.92	0.94	0.94
Net investment income	3.46	3.85	4.00	4.16	4.20
Portfolio turnover	18	21	23	13	14
Net assets at end of period (000 omitted)	$86,455	$90,417	$110,729	$107,738	$100,324

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.75	$11.47	$11.33	$10.45	$10.93

Income (loss) from investment operations
Net investment income (d)	$0.30	$0.34	$0.37	$0.38	$0.38
Net realized and unrealized gain (loss) on investments	0.36	(0.74)	0.10	0.86	(0.49)
Total from investment operations	$0.66	$(0.40)	$0.47	$1.24	$(0.11)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.32)	$(0.33)	$(0.36)	$(0.37)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.29)	$(0.32)	$(0.33)	$(0.36)	$(0.37)
Net asset value, end of period (x)	$11.12	$10.75	$11.47	$11.33	$10.45
Total return (%) (r)(s)(t)(x)	6.19	(3.47)	4.17	12.07	(1.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.71	1.67	1.70	1.69
Expenses after expense reductions (f)	1.70	1.70	1.67	1.69	1.69
Net investment income	2.70	3.10	3.25	3.42	3.44
Portfolio turnover	18	21	23	13	14
Net assets at end of period (000 omitted)	$2,308	$2,198	$3,507	$3,406	$3,772
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

59

Financial Highlights – continued

MFS MASSACHUSETTS MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.92	$11.66	$11.44	$10.42	$11.07

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.42	$0.43	$0.45	$0.47
Net realized and unrealized gain (loss) on investments	0.47	(0.76)	0.19	1.01	(0.63)
Total from investment operations	$0.87	$(0.34)	$0.62	$1.46	$(0.16)

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.40)	$(0.44)	$(0.45)
From net realized gain on investments	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.39)	$(0.40)	$(0.40)	$(0.44)	$(0.49)
Net asset value, end of period (x)	$11.40	$10.92	$11.66	$11.44	$10.42
Total return (%) (r)(s)(t)(x)	8.02	(2.85)	5.48	14.21	(1.57)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.85	0.85	0.86
Expenses after expense reductions (f)	0.84	0.85	0.85	0.85	0.86
Net investment income	3.58	3.80	3.64	4.04	4.25
Portfolio turnover	13	23	15	26	25
Net assets at end of period (000 omitted)	$229,134	$232,263	$296,895	$289,090	$266,600

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.94	$11.68	$11.46	$10.44	$11.09

Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.34	$0.36	$0.39
Net realized and unrealized gain (loss) on investments	0.46	(0.75)	0.20	1.02	(0.63)
Total from investment operations	$0.78	$(0.42)	$0.54	$1.38	$(0.24)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.32)	$(0.36)	$(0.37)
From net realized gain on investments	—	—	—	—	(0.04)
Total distributions declared to shareholders	$(0.30)	$(0.32)	$(0.32)	$(0.36)	$(0.41)
Net asset value, end of period (x)	$11.42	$10.94	$11.68	$11.46	$10.44
Total return (%) (r)(s)(t)(x)	7.18	(3.59)	4.69	13.33	(2.30)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.60	1.60	1.60
Expenses after expense reductions (f)	1.60	1.62	1.60	1.60	1.60
Net investment income	2.81	3.02	2.88	3.29	3.50
Portfolio turnover	13	23	15	26	25
Net assets at end of period (000 omitted)	$3,737	$3,810	$5,095	$5,443	$7,333
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

60

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Alabama Municipal Bond Fund (Alabama fund), MFS Arkansas Municipal Bond Fund (Arkansas Fund), MFS California Municipal Bond Fund (California Fund), MFS Georgia Municipal Bond Fund (Georgia Fund), MFS Maryland Municipal Bond Fund (Maryland Fund), and MFS Massachusetts Municipal Bond Fund (Massachusetts Fund) are each a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The funds are each investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of

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Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2015 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Alabama Fund
Investments at Value
Municipal Bonds	$—	$53,355,108	$—	$53,355,108
Mutual Funds	421,150	—	—	421,150
Total Investments	$421,150	$53,355,108	$—	$53,776,258

Arkansas Fund
Investments at Value
Municipal Bonds	$—	$171,766,664	$—	$171,766,664
Mutual Funds	3,861,499	—	—	3,861,499
Total Investments	$3,861,499	$171,766,664	$—	$175,628,163

California Fund
Investments at Value
Municipal Bonds	$—	$280,349,321	$—	$280,349,321
Mutual Funds	14,490,081	—	—	14,490,081
Total Investments	$14,490,081	$280,349,321	$—	$294,839,402

Georgia Fund
Investments at Value
Municipal Bonds	$—	$59,381,677	$—	$59,381,677
Mutual Funds	899,451	—	—	899,451
Total Investments	$899,451	$59,381,677	$—	$60,281,128

Maryland Fund
Investments at Value
Municipal Bonds	$—	$86,011,880	$—	$86,011,880
Mutual Funds	1,796,143	—	—	1,796,143
Total Investments	$1,796,143	$86,011,880	$—	$87,808,023

Massachusetts Fund
Investments at Value
Municipal Bonds	$—	$224,289,330	$—	$224,289,330
Mutual Funds	6,414,242	—	—	6,414,242
Total Investments	$6,414,242	$224,289,330	$—	$230,703,572

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business,

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Notes to Financial Statements – continued

each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. For each fund, this amount, for the year ended March 31, 2015, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/15	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$—	$27,225	$2,462	$265	$—	$3,840
Tax-exempt income	1,878,994	5,540,562	9,988,271	1,925,891	3,089,520	8,128,716
Total distributions	$1,878,994	$5,567,787	$9,990,733	$1,926,156	$3,089,520	$8,132,556

Year ended 3/31/14	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Ordinary income (including any short-term capital gains)	$—	$29,107	$—	$—	$—	$—
Tax-exempt income	2,269,574	6,897,548	11,173,911	2,410,842	3,744,433	9,474,128
Total distributions	$2,269,574	$6,926,655	$11,173,911	$2,410,842	$3,744,433	$9,474,128

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/15	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Cost of investments	$49,209,843	$164,760,306	$266,997,852	$55,240,282	$81,173,943	$204,889,782
Gross appreciation	4,586,357	11,816,622	28,170,219	5,142,726	6,696,364	25,971,393
Gross depreciation	(19,942)	(948,765)	(328,669)	(101,880)	(62,284)	(157,603)
Net unrealized appreciation (depreciation)	$4,566,415	$10,867,857	$27,841,550	$5,040,846	$6,634,080	$25,813,790
Undistributed ordinary income	82,966	—	403	—	—	—
Undistributed tax-exempt income	205,708	497,423	896,257	218,862	461,419	709,165
Capital loss carryforwards	(1,899,227)	(6,609,060)	(12,465,965)	(2,078,733)	(3,471,100)	(8,704,236)
Other temporary differences	(165,753)	(449,646)	(836,361)	(170,286)	(269,844)	(671,331)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

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Notes to Financial Statements – continued

As of March 31, 2015, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
3/31/16	$—	$—	$(40,368)	$—	$—	$—
3/31/17	—	—	(1,063,041)	—	—	—
3/31/18	—	—	—	(153,718)	—	—
3/31/19	(674,377)	(197,659)	(2,804,636)	(266,409)	(579,646)	(488,562)
Total	$(674,377)	$(197,659)	$(3,908,045)	$(420,127)	$(579,646)	$(488,562)

Post-enactment losses which are characterized as follows:
Short-Term	$(353,973)	$(2,079,856)	$(3,706,078)	$(967,476)	$(1,451,759)	$(4,463,922)
Long-Term	(870,877)	(4,331,545)	(4,851,842)	(691,130)	(1,439,695)	(3,751,752)
Total	$(1,224,850)	$(6,411,401)	$(8,557,920)	$(1,658,606)	$(2,891,454)	$(8,215,674)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Alabama Fund		Arkansas Fund		California Fund
	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14
Class A	$1,861,548	$2,243,951	$5,401,176	$6,716,641	$9,042,099	$10,058,978
Class B	17,446	25,623	166,611	210,014	110,890	149,985
Class C	—	—	—	—	837,744	964,948
Total	$1,878,994	$2,269,574	$5,567,787	$6,926,655	$9,990,733	$11,173,911

	Georgia Fund		Maryland Fund		Massachusetts Fund
	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14
Class A	$1,886,597	$2,358,659	$3,030,117	$3,662,344	$8,031,591	$9,348,296
Class B	39,559	52,183	59,403	82,089	100,965	125,832
Total	$1,926,156	$2,410,842	$3,089,520	$3,744,433	$8,132,556	$9,474,128

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2015, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$2,959	$9,991	$15,418	$3,363	$5,083	$13,215

The management fee incurred for the year ended March 31, 2015 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	Alabama Fund	Georgia Fund	Maryland Fund
Class A	0.93%	0.95%	0.95%
Class B	1.68%	1.70%	1.70%

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Notes to Financial Statements – continued

For the Alabama Fund and the Maryland Fund, these written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2015. For the Georgia Fund, this written agreement will continue until at least July 31, 2015, after which MFS, under certain conditions, may increase such expense limitation to 1.00% of the fund’s average daily net assets annually for Class A shares and 1.75% of the fund’s average daily net assets annually for Class B shares without a vote of the fund’s Board of Trustees. Any increase above 1.00% and 1.75% of the fund’s average daily net assets annually for Class A and Class B shares, respectively, would require a vote of the fund’s Board of Trustees. For the year ended March 31, 2015, these reductions amounted to $80,431 for the Alabama Fund, $47,890 for the Georgia Fund, and $14,310 for the Maryland Fund and are included in the reduction of total expenses in the Statements of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following for the year ended March 31, 2015, as its portion of the initial sales charge on sales of Class A shares of each fund:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$11,865	$42,632	$48,593	$18,135	$10,613	$26,490

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	—	0.25%	0.25%	0.25%	$131,841
Arkansas Fund	—	0.25%	0.25%	0.10%	433,277
California Fund	—	0.25%	0.25%	0.10%	608,385
Georgia Fund	—	0.25%	0.25%	0.25%	147,387
Maryland Fund	—	0.25%	0.25%	0.25%	223,725
Massachusetts Fund	—	0.25%	0.25%	0.23%	586,064

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Alabama Fund	0.75%	0.25%	1.00%	1.00%	$6,285
Arkansas Fund	0.75%	0.25%	1.00%	0.86%	70,664
California Fund	0.75%	0.25%	1.00%	0.86%	37,392
Georgia Fund	0.75%	0.25%	1.00%	1.00%	16,220
Maryland Fund	0.75%	0.25%	1.00%	1.00%	22,571
Massachusetts Fund	0.75%	0.25%	1.00%	1.00%	38,058

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
California Fund	0.75%	0.25%	1.00%	1.00%	$298,784

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Total Distribution and Service Fees	$138,126	$503,941	$944,561	$163,607	$246,296	$624,122

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2015, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$480	$221	$2,038	$1,225	$2,811	$42,410
Class B	—	—	—	—	7	2
Class C	N/A	N/A	1	N/A	N/A	N/A

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Notes to Financial Statements – continued

Arkansas Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2015. This reduction amounted to $259,967 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2015. This reduction amounted to $10,188 and is included in the reduction of total expenses in the Statements of Operations.

California Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2015. This reduction amounted to $365,033 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2015. This reduction amounted to $5,158 and is included in the reduction of total expenses in the Statements of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2015, were as follows:

CDSC imposed	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Class A	$114	$7,299	$3,786	$—	$2,156	$—
Class B	3,986	11,271	2,645	3,028	442	7,318
Class C	N/A	N/A	2,769	N/A	N/A	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2015, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Expenses paid	$4,346	$10,841	$26,657	$5,298	$15,490	$27,631
Percentage of average daily net assets	0.0081%	0.0060%	0.0096%	0.0087%	0.0169%	0.0116%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$39,577	$140,636	$205,690	$40,631	$60,899	$132,020

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2015 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Percentage of average daily net assets	0.0337%	0.0203%	0.0183%	0.0314%	0.0257%	0.0189%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2015 and were as follows:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$110	$120	$704	$118	$589	$604

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Notes to Financial Statements – continued

The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to the following at March 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$3,248	$3,092	$9,263	$3,672	$6,071	$6,035

Other – Effective November 1, 2014, these funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended March 31, 2015, the aggregate fees paid by each fund under these agreements amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$226	$762	$1,156	$256	$390	$1,004

MFS had agreed to reimburse the funds for a portion of the payments made by each fund for the services under the Compliance Officer Agreements in the following amounts, which are included in the reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO:

Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
$64	$216	$321	$72	$110	$283

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended March 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Purchases	$11,670,953	$35,979,465	$70,323,756	$9,297,809	$16,401,480	$30,443,318
Sales	$11,823,690	$48,112,438	$64,894,806	$11,518,513	$22,582,359	$48,559,717

67

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Alabama Fund				Arkansas Fund
	Year ended 3/31/15		Year ended 3/31/14		Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	357,063	$3,712,095	406,832	$4,137,456	1,469,010	$14,590,422	1,756,225	$17,150,233
Class B	16,311	168,856	10,711	106,916	31,040	310,284	26,877	265,198
	373,374	$3,880,951	417,543	$4,244,372	1,500,050	$14,900,706	1,783,102	$17,415,431

Shares issued to shareholders in reinvestment of distributions
Class A	144,558	$1,502,996	177,515	$1,799,710	484,333	$4,817,006	578,476	$5,602,644
Class B	1,466	15,241	2,082	21,121	15,960	158,875	19,410	188,190
	146,024	$1,518,237	179,597	$1,820,831	500,293	$4,975,881	597,886	$5,790,834

Shares reacquired
Class A	(698,299)	$(7,213,892)	(1,899,072)	$(19,194,109)	(2,953,013)	$(29,347,475)	(7,184,155)	$(69,277,020)
Class B	(23,751)	(245,909)	(52,987)	(537,174)	(99,747)	(990,563)	(219,106)	(2,134,962)
	(722,050)	$(7,459,801)	(1,952,059)	$(19,731,283)	(3,052,760)	$(30,338,038)	(7,403,261)	$(71,411,982)

Net change
Class A	(196,678)	$(1,998,801)	(1,314,725)	$(13,256,943)	(999,670)	$(9,940,047)	(4,849,454)	$(46,524,143)
Class B	(5,974)	(61,812)	(40,194)	(409,137)	(52,747)	(521,404)	(172,819)	(1,681,574)
	(202,652)	$(2,060,613)	(1,354,919)	$(13,666,080)	(1,052,417)	$(10,461,451)	(5,022,273)	$(48,205,717)

	California Fund				Georgia Fund
	Year ended 3/31/15		Year ended 3/31/14		Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	5,105,791	$30,497,083	2,708,037	$15,577,719	634,085	$6,944,934	883,129	$9,348,709
Class B	63,516	382,496	66,010	387,436	5,661	62,104	8,554	95,515
Class C	549,989	3,286,739	368,842	2,137,362	—	—	—	—
	5,719,296	$34,166,318	3,142,889	$18,102,517	639,746	$7,007,038	891,683	$9,444,224

Shares issued to shareholders in reinvestment of distributions
Class A	1,209,477	$7,215,263	1,342,032	$7,662,047	146,017	$1,593,700	185,187	$1,957,601
Class B	16,024	95,588	20,156	115,004	3,417	37,414	4,540	48,205
Class C	108,697	650,720	126,401	723,848	—	—	—	—
	1,334,198	$7,961,571	1,488,589	$8,500,899	149,434	$1,631,114	189,727	$2,005,806

Shares reacquired
Class A	(4,528,244)	$(26,932,420)	(11,246,845)	$(64,145,495)	(984,189)	$(10,704,941)	(2,670,552)	$(28,095,086)
Class B	(186,997)	(1,113,828)	(249,575)	(1,409,548)	(28,269)	(308,248)	(65,058)	(686,871)
Class C	(538,905)	(3,217,258)	(1,306,048)	(7,442,784)	—	—	—	—
	(5,254,146)	$(31,263,506)	(12,802,468)	$(72,997,827)	(1,012,458)	$(11,013,189)	(2,735,610)	$(28,781,957)

Net change
Class A	1,787,024	$10,779,926	(7,196,776)	$(40,905,729)	(204,087)	$(2,166,307)	(1,602,236)	$(16,788,776)
Class B	(107,457)	(635,744)	(163,409)	(907,108)	(19,191)	(208,730)	(51,964)	(543,151)
Class C	119,781	720,201	(810,805)	(4,581,574)	—	—	—	—
	1,799,348	$10,864,383	(8,170,990)	$(46,394,411)	(223,278)	$(2,375,037)	(1,654,200)	$(17,331,927)

68

Notes to Financial Statements – continued

	Maryland Fund				Massachusetts Fund
	Year ended 3/31/15		Year ended 3/31/14		Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	343,021	$3,776,614	1,570,535	$17,068,788	1,447,584	$16,328,005	1,328,413	$14,689,083
Class B	31,368	344,628	11,350	124,986	25,385	284,925	33,915	377,816
	374,389	$4,121,242	1,581,885	$17,193,774	1,472,969	$16,612,930	1,362,328	$15,066,899

Shares issued to shareholders in reinvestment of distributions
Class A	213,216	$2,352,449	260,081	$2,814,440	580,115	$6,550,829	679,590	$7,440,290
Class B	4,965	54,779	6,837	74,083	7,486	84,676	9,248	101,486
	218,181	$2,407,228	266,918	$2,888,523	587,601	$6,635,505	688,838	$7,541,776

Shares reacquired
Class A	(1,190,503)	$(13,125,040)	(3,077,051)	$(33,078,417)	(3,194,221)	$(36,022,912)	(6,201,123)	$(67,582,889)
Class B	(33,272)	(365,266)	(119,521)	(1,286,214)	(53,911)	(606,237)	(131,068)	(1,422,153)
	(1,223,775)	$(13,490,306)	(3,196,572)	$(34,364,631)	(3,248,132)	$(36,629,149)	(6,332,191)	$(69,005,042)

Net change
Class A	(634,266)	$(6,995,977)	(1,246,435)	$(13,195,189)	(1,166,522)	$(13,144,078)	(4,193,120)	$(45,453,516)
Class B	3,061	34,141	(101,334)	(1,087,145)	(21,040)	(236,636)	(87,905)	(942,851)
	(631,205)	$(6,961,836)	(1,347,769)	$(14,282,334)	(1,187,562)	$(13,380,714)	(4,281,025)	$(46,396,367)

(6) Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2015, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	Alabama Fund	Arkansas Fund	California Fund	Georgia Fund	Maryland Fund	Massachusetts Fund
Commitment Fee	$186	$628	$947	$204	$320	$826
Interest Expense	—	—	—	—	—	—

69

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2015, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Alabama Fund	977,768	14,714,528	(15,271,146)	421,150
Arkansas Fund	376,083	48,356,834	(44,871,418)	3,861,499
California Fund	1,557,972	81,795,357	(68,863,248)	14,490,081
Georgia Fund	983,637	16,809,432	(16,893,618)	899,451
Maryland Fund	1,522,303	22,389,027	(22,115,187)	1,796,143
Massachusetts Fund	2,528,691	55,500,651	(51,615,100)	6,414,242

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Alabama Fund	$—	$—	$615	$421,150
Arkansas Fund	—	—	2,394	3,861,499
California Fund	—	—	5,036	14,490,081
Georgia Fund	—	—	1,242	899,451
Maryland Fund	—	—	1,342	1,796,143
Massachusetts Fund	—	—	3,169	6,414,242

70

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund and MFS Massachusetts Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 13, 2015

71

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

72

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

73

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of May 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

74

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Alabama Fund	100.00%
Arkansas Fund	99.51%
California Fund	99.98%
Georgia Fund	99.99%
Maryland Fund	100.00%
Massachusetts Fund	99.95%

75

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

76

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

77

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reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

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1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2015

MFS® MUNICIPAL SERIES TRUST

For the states of:

Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

MSTB-ANN

MFS® MUNICIPAL SERIES TRUST

For the states of: Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy was in flux early in 2015. Despite a steadily improving labor market, harsh winter weather held back U.S. economic activity. A stronger U.S. dollar has also curtailed export demand and weakened the profits of U.S.-based multinationals.

In the wake of the launch of the European Central Bank’s quantitative easing program and the euro’s sharp decline, the eurozone economy is showing signs of recovery.

In Asia, China and Japan continue to struggle. Chinese manufacturing activity has weakened, and the People’s Bank of China is attempting to ward off further economic slowing through targeted action. Japan’s economy is at risk of sliding back after making initial progress towards its growth and inflation goals.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplinary, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

May 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Mississippi Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
State & Local Agencies	21.8%
Healthcare Revenue – Hospitals	18.4%
Universities – Colleges	16.3%
General Obligations – General Purpose	6.9%
General Obligations – Schools	6.0%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	40.6%
A	36.0%
BBB	13.0%
BB	2.5%
B	0.3%
Not Rated	3.2%
Cash & Other	(0.1)%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	15.3 yrs.

Jurisdiction (i)
Mississippi	79.3%
Massachusetts	2.5%
Guam	2.0%
New York	1.9%
California	1.8%
U.S. Virgin Islands	1.8%
Puerto Rico	1.7%
Michigan	1.4%
Wisconsin	1.4%
Illinois	1.0%
New Hampshire	1.0%
Kentucky	0.9%
Tennessee	0.9%
Virginia	0.7%
Colorado	0.6%
Texas	0.5%
Washington	0.3%
Florida	0.3%
New Jersey	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Other may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS New York Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	19.3%
State & Local Agencies	11.7%
Healthcare Revenue – Hospitals	10.7%
Tax – Other	7.8%
Miscellaneous Revenue – Other	7.0%

Composition including fixed income credit quality (a)(i)
AAA	4.0%
AA	33.8%
A	26.5%
BBB	18.1%
BB	4.9%
B	2.5%
CCC (o)	0.0%
Not Rated	5.5%
Cash & Other	4.7%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	17.8 yrs.

Jurisdiction (i)
New York	81.7%
Illinois	1.7%
New Jersey	1.5%
Colorado	1.4%
Guam	1.3%
Texas	1.1%
U.S. Virgin Islands	1.1%
Florida	0.9%
Michigan	0.9%
California	0.9%
Pennsylvania	0.6%
Wisconsin	0.6%
Ohio	0.3%
Washington	0.3%
Puerto Rico	0.3%
Indiana	0.3%
Louisiana	0.3%
Mississippi	0.1%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS North Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	20.8%
Universities – Colleges	16.1%
State & Local Agencies	14.3%
Water & Sewer Utility Revenue	10.7%
Utilities – Municipal Owned	6.5%

Composition including fixed income credit quality (a)(i)
AAA	8.2%
AA	43.8%
A	25.9%
BBB	15.7%
BB	0.5%
B	1.0%
CCC (o)	0.0%
Not Rated	4.3%
Cash & Other	0.6%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	16.3 yrs.

Jurisdiction (i)
North Carolina	76.7%
Puerto Rico	3.5%
New York	2.4%
Illinois	2.1%
California	1.7%
Michigan	1.6%
Guam	1.4%
U.S. Virgin Islands	1.3%
Tennessee	1.1%
New Jersey	0.9%
Wisconsin	0.9%
Florida	0.8%
New Hampshire	0.7%
Virginia	0.6%
Texas	0.6%
Colorado	0.6%
Kentucky	0.6%
Pennsylvania	0.6%
Ohio	0.4%
Indiana	0.3%
Washington	0.3%
Louisiana	0.3%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Pennsylvania Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	18.9%
Universities – Colleges	15.5%
General Obligations – General Purpose	12.5%
General Obligations – Schools	11.9%
Water & Sewer Utility Revenue	6.2%

Composition including fixed income credit quality (a)(i)
AAA	2.7%
AA	25.4%
A	38.3%
BBB	19.8%
BB	3.4%
B	2.0%
CCC	1.6%
Not Rated	4.8%
Cash & Other	2.0%

Portfolio facts (i)
Average Duration (d)	6.6
Average Effective Maturity (m)	16.6 yrs.

Jurisdiction (i)
Pennsylvania	81.4%
Illinois	2.7%
Puerto Rico	2.0%
Michigan	1.5%
Guam	1.5%
California	1.5%
Florida	1.0%
Colorado	0.9%
Tennessee	0.9%
Texas	0.9%
New Jersey	0.9%
Kentucky	0.7%
New York	0.5%
Wisconsin	0.5%
Indiana	0.3%
Louisiana	0.3%
Georgia	0.3%
U.S. Virgin Islands	0.2%
New Hampshire (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS South Carolina Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue – Hospitals	17.2%
Water & Sewer Utility Revenue	16.3%
General Obligations – Schools	9.4%
State & Local Agencies	8.7%
Utilities – Municipal Owned	8.2%

Composition including fixed income credit quality (a)(i)
AAA	3.3%
AA	43.7%
A	36.7%
BBB	9.1%
BB	0.6%
B	1.9%
CC	0.2%
Not Rated	1.3%
Cash & Other	3.2%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	15.2 yrs.

Jurisdiction (i)
South Carolina	78.4%
U.S. Virgin Islands	2.6%
California	1.9%
Michigan	1.6%
Guam	1.5%
Illinois	1.3%
Kentucky	1.3%
Tennessee	1.0%
Florida	0.7%
Puerto Rico	0.7%
Wisconsin	0.7%
New York	0.6%
Colorado	0.6%
Virginia	0.6%
New Hampshire	0.6%
New Jersey	0.5%
Nebraska	0.5%
Indiana	0.5%
Texas	0.4%
Georgia	0.3%
Washington	0.2%
Louisiana	0.2%
South Dakota	0.1%
Ohio (o)	0.0%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Tennessee Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
General Obligations – General Purpose	18.1%
Healthcare Revenue – Hospitals	14.2%
Water & Sewer Utility Revenue	11.0%
Utilities – Municipal Owned	10.1%
Universities – Colleges	7.8%

Composition including fixed income credit quality (a)(i)
AAA	4.8%
AA	52.2%
A	23.3%
BBB	10.7%
BB	0.2%
B	1.1%
Not Rated	3.0%
Cash & Other	4.7%

Portfolio facts (i)
Average Duration (d)	6.1
Average Effective Maturity (m)	15.8 yrs.

Jurisdiction (i)
Tennessee	80.6%
Kentucky	1.9%
New York	1.8%
Guam	1.7%
U.S. Virgin Islands	1.3%
Florida	1.2%
California	1.0%
Puerto Rico	1.0%
Wisconsin	0.9%
New Jersey	0.8%
Illinois	0.7%
New Hampshire	0.6%
Virginia	0.6%
Colorado	0.6%
Georgia	0.3%
Michigan	0.1%
Texas	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Water & Sewer Utility Revenue	19.5%
Healthcare Revenue – Hospitals	17.3%
General Obligations – General Purpose	13.7%
State & Local Agencies	11.3%
Universities – Colleges	7.8%

Composition including fixed income credit quality (a)(i)
AAA	19.2%
AA	44.2%
A	18.4%
BBB	10.2%
BB	2.6%
B	2.5%
CCC (o)	0.0%
Not Rated	4.3%
Cash & Other	(1.4)%

Portfolio facts (i)
Average Duration (d)	6.6
Average Effective Maturity (m)	15.6 yrs.

Jurisdiction (i)
Virginia	83.8%
District of Columbia	3.7%
Guam	2.0%
Illinois	1.5%
U.S. Virgin Islands	1.4%
Tennessee	1.3%
Wisconsin	1.3%
Michigan	0.9%
Ohio	0.9%
Kentucky	0.6%
Pennsylvania	0.6%
Colorado	0.5%
California	0.5%
Puerto Rico	0.5%
Louisiana	0.3%
Washington	0.3%
New Jersey	0.3%
New Hampshire	0.3%
Massachusetts	0.2%
New York	0.2%
Texas	0.2%
Indiana	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

From time to time Cash & Other may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS West Virginia Municipal Bond Fund

Portfolio structure (i)

Top five industries (i)
Universities – Colleges	19.7%
Healthcare Revenue – Hospitals	16.1%
Water & Sewer Utility Revenue	11.0%
Miscellaneous Revenue – Other	9.9%
State & Local Agencies	9.7%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	29.9%
A	45.7%
BBB	7.6%
BB	0.8%
B	0.3%
Not Rated	11.3%
Cash & Other	(0.1)%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	14.9 yrs.

Jurisdiction (i)
West Virginia	78.8%
Guam	3.6%
U.S. Virgin Islands	2.4%
New York	2.2%
Michigan	1.9%
Puerto Rico	1.8%
Massachusetts	1.6%
Kentucky	1.6%
Illinois	1.5%
Florida	1.3%
Tennessee	1.1%
California	0.7%
Texas	0.6%
Washington	0.5%
Indiana	0.3%
New Jersey	0.1%
Mississippi	0.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Other may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2015, Class A shares of each fund, at net asset value, outperformed the Barclays Municipal Bond Index. These included the municipal bond funds of Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia. The performance for the individual funds and the benchmark are set forth in the Performance Summary.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and expectations were high for additional rate cuts and the announcement for non-conventional easing measures. Similarly, toward the middle of the period the Bank of Japan surprised markets with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

A dominant trend in the second half of the period was the ongoing rise in US equities alongside a decline in US bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing highlighted by the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), supporting risk assets as well as government bond prices, while the US dollar continues to benefit from the perception that Federal Reserve (“Fed”) tightening was likely to occur later in 2015.

Municipal bonds generally produced solid results for the year ended March 31, 2015. Most forecasters had expected that US Treasury yields would rise during the period as the Fed wound down QE and prepared to tighten monetary policy, and that this would prove to be a headwind for municipal bond performance. Instead, longer Treasury yields fell sharply, while shorter maturities rose slightly. Many factors contributed to this surprising turn of events. Despite a weak reading at the end of the period, the US labor market made solid progress through most of the period, adding an average of 260,000 new jobs per month. Strong job gains failed to translate into markedly higher wages or inflationary pressures that could push the Fed to adopt a more aggressive stance on hiking rates. Slowing growth outside the US and disinflationary developments around the world – including a precipitous drop in oil prices – caused the market to push out its timetable for the first Fed Funds rate hike, as did disappointingly weak US economic activity during the first quarter of 2015. Moreover, softness in the US economy toward the end of the period led to increased dovishness from the Fed, as evidenced by downgraded forecasts for the Fed Funds rate, GDP growth, and inflation. Finally, favorable technical conditions kept downward pressure on Treasury yields. Lower Treasury yields not only allayed investors’ fears of higher interest rates, but also helped drive municipal bond returns.

Continued optimism about the health of the US economy, combined with a comparative dearth of new high-profile, headline-grabbing stories about troubled issuers kept investors relatively constructive on asset class fundamentals. Puerto Rico remained a source of worry, however. As the period ended, the risk that funding needs might not be met remained a threat, even with the Commonwealth’s efforts to bolster tax revenues. Detroit’s bankruptcy proceedings came to a close during the period with both pensioners and bondholders impaired, reinforcing concerns about the priority assigned to general obligation debt. In addition, a court ruling overturned legislation aimed at reforming Illinois’ underfunded public employee pension system, highlighting the challenges ahead as municipalities continue to grapple with the issue of unfunded pension liabilities. Nowhere did these challenges appear more acute than in Chicago, where burgeoning budget deficits attracted increased market and rating agency attention. This demonstrates the market is differentiating between those issuers who have taken steps toward fiscal sustainability and those with ongoing budget and pension challenges. While we expect to see continued headlines for select municipalities, on balance, municipal credit fundamentals improved over the period as state and local tax receipts benefited from a fifth year of economic expansion.

The period was marked by steady and moderate inflows to municipal bond funds as generally good performance attracted investors. New issuance surged in the first quarter of 2015. This large increase in supply, along with lower Treasury rates, caused high-quality municipals to underperform comparable maturity Treasuries as the period ended. Stable spreads in municipal credit enabled higher-yielding bonds to outperform higher-quality debt. The Treasury rally allowed longer-maturity bonds to solidly outperform shorter maturities. At the end of the period, municipal bonds appeared fairly valued to relatively inexpensive versus Treasuries, but yields remained quite low versus historical levels.

Factors Affecting Performance

Relative to the Barclays Municipal Bond Index, the funds’ longer duration (d) stance positively impacted performance as yields fell during the reporting period.

Management Review – continued

The Barclays Municipal Bond Index is a broad-based index comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands.

Among jurisdictions, security selection in municipal bonds of New York were a source of positive performance across all funds. An overweight allocation to municipal bonds of Guam also benefited relative performance across all funds.

Across sectors, the health and general obligation sectors were notable contributors to relative performance for all funds. The education sector was another positive factor for relative performance in all funds, with the exception of the Virginia fund, where it had a negative impact on relative results. An overweight allocation and positive security selection in “BBB” rated (r) securities also benefited relative performance across all funds.

Respectfully,

Michael Dawson

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 3/31/15

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each fund’s results have been compared to the Barclays Municipal Bond Index, a market capitalization-weighted index that measures the performance of the tax-exempt bond market. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued within the 50 states and the District of Columbia as well as U.S. territories and possessions such as Guam, Puerto Rico, and the Virgin Islands, while each of the funds invests a large percentage of its assets in municipal issuers of the state that is in the fund’s name. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Mississippi Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	8/06/92	7.18%	4.41%	4.44%
B	9/07/93	6.47%	3.69%	3.68%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With initial Sales Charge (4.25%)		2.63%	3.50%	3.99%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.47%	3.34%	3.68%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS New York Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/06/88	8.48%	4.45%	4.31%
B	9/07/93	7.69%	3.69%	3.54%
C	12/11/00	7.68%	3.66%	3.53%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With initial Sales Charge (4.25%)		3.87%	3.55%	3.86%
B With CDSC (Declining over six years from 4% to 0%) (v)		3.69%	3.34%	3.54%
C With CDSC (1% for 12 months) (v)		6.68%	3.66%	3.53%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS North Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	7.13%	4.34%	4.22%
B	9/07/93	6.34%	3.57%	3.48%
C	1/03/94	6.33%	3.56%	3.48%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With initial Sales Charge (4.25%)		2.58%	3.44%	3.77%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.34%	3.22%	3.48%
C With CDSC (1% for 12 months) (v)		5.33%	3.56%	3.48%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Pennsylvania Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	2/01/93	8.10%	4.68%	4.39%
B	9/07/93	7.26%	3.89%	3.59%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With initial Sales Charge (4.25%)		3.50%	3.78%	3.94%
B With CDSC (Declining over six years from 4% to 0%) (v)		3.26%	3.55%	3.59%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS South Carolina Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	7.48%	4.02%	3.92%
B	9/07/93	6.69%	3.23%	3.18%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With initial Sales Charge (4.25%)		2.91%	3.12%	3.47%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.69%	2.88%	3.18%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Tennessee Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	8/12/88	7.01%	4.13%	4.06%
B	9/07/93	6.21%	3.36%	3.33%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With initial Sales Charge (4.25%)		2.46%	3.23%	3.61%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.21%	3.00%	3.33%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	6.97%	4.09%	4.12%
B	9/07/93	6.18%	3.32%	3.40%
C	1/03/94	6.17%	3.31%	3.38%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With initial Sales Charge (4.25%)		2.42%	3.19%	3.67%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.18%	2.97%	3.40%
C With CDSC (1% for 12 months) (v)		5.17%	3.31%	3.38%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

MFS West Virginia Municipal Bond Fund

Growth of a hypothetical $10,000 investment

Total returns through 3/31/15

Average annual without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	10/31/84	7.18%	4.21%	3.82%
B	9/07/93	6.29%	3.44%	3.08%

Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%

Average annual with sales charge
A With initial Sales Charge (4.25%)		2.62%	3.31%	3.37%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.29%	3.08%	3.28%

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, October 1, 2014 through March 31, 2015

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2014 through March 31, 2015.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MFS MISSISSIPPI MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.81%	$1,000.00	$1,030.82	$4.10
	Hypothetical (h)	0.81%	$1,000.00	$1,020.89	$4.08
B	Actual	1.47%	$1,000.00	$1,027.39	$7.43
	Hypothetical (h)	1.47%	$1,000.00	$1,017.60	$7.39

MFS NEW YORK MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.87%	$1,000.00	$1,033.11	$4.41
	Hypothetical (h)	0.87%	$1,000.00	$1,020.59	$4.38
B	Actual	1.63%	$1,000.00	$1,028.43	$8.24
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
C	Actual	1.63%	$1,000.00	$1,028.37	$8.24
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.85%	$1,000.00	$1,026.76	$4.30
	Hypothetical (h)	0.85%	$1,000.00	$1,020.69	$4.28
B	Actual	1.60%	$1,000.00	$1,022.98	$8.07
	Hypothetical (h)	1.60%	$1,000.00	$1,016.95	$8.05
C	Actual	1.60%	$1,000.00	$1,022.95	$8.07
	Hypothetical (h)	1.60%	$1,000.00	$1,016.95	$8.05

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.80%	$1,000.00	$1,028.45	$4.05
	Hypothetical (h)	0.80%	$1,000.00	$1,020.94	$4.03
B	Actual	1.55%	$1,000.00	$1,025.51	$7.83
	Hypothetical (h)	1.55%	$1,000.00	$1,017.20	$7.80

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.89%	$1,000.00	$1,027.20	$4.50
	Hypothetical (h)	0.89%	$1,000.00	$1,020.49	$4.48
B	Actual	1.64%	$1,000.00	$1,023.39	$8.27
	Hypothetical (h)	1.64%	$1,000.00	$1,016.75	$8.25

MFS TENNESSEE MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.94%	$1,000.00	$1,025.38	$4.75
	Hypothetical (h)	0.94%	$1,000.00	$1,020.24	$4.73
B	Actual	1.69%	$1,000.00	$1,021.58	$8.52
	Hypothetical (h)	1.69%	$1,000.00	$1,016.50	$8.50

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Tables – continued

MFS VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.88%	$1,000.00	$1,026.55	$4.45
	Hypothetical (h)	0.88%	$1,000.00	$1,020.54	$4.43
B	Actual	1.63%	$1,000.00	$1,023.65	$8.22
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20
C	Actual	1.63%	$1,000.00	$1,022.73	$8.22
	Hypothetical (h)	1.63%	$1,000.00	$1,016.80	$8.20

Notes to Expense Table

For the MFS Virginia Municipal Bond Fund, expense ratios include 0.01% of investment related expenses from inverse floaters that are outside of the expense limitation arrangement (See Notes 2 and 3 of the Notes to Financial Statements).

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.90%	$1,000.00	$1,027.01	$4.55
	Hypothetical (h)	0.90%	$1,000.00	$1,020.44	$4.53
B	Actual	1.65%	$1,000.00	$1,022.31	$8.32
	Hypothetical (h)	1.65%	$1,000.00	$1,016.70	$8.30

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

3/31/15

MFS MISSISSIPPI MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.9%

Issuer	Shares/Par	Value ($)

Airport Revenue - 1.9%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	$115,000	$128,505
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	75,000	83,473
Jackson, MS, Municipal Airport Authority, Airport Rev., “A”, AMBAC, 5%, 10/01/31	1,000,000	1,020,120
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	45,000	50,025
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	230,000	263,150
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	35,000	38,818
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	60,000	66,391
		$1,650,482
General Obligations - General Purpose - 6.8%
Canton, MS, Mississippi Development Bank Special Obligation, “A”, AGM, 5.75%, 10/01/31	$625,000	$730,644
Guam Government, “A”, 6.75%, 11/15/29	35,000	40,136
Guam Government, “A”, 5.25%, 11/15/37	155,000	158,376
Guam Government, “A”, 7%, 11/15/39	40,000	47,235
Gulfport, MI, AGM, 5%, 11/01/22	250,000	299,088
Gulfport, MI, AGM, 5%, 11/01/24	500,000	607,980
Jackson County, MS, Development Bank Special Obligations, AGM, 5.25%, 3/01/20	620,000	730,075
Jackson County, MS, Development Bank Special Obligations, ASSD GTY, 5.625%, 7/01/39	1,000,000	1,146,750
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 4/01/27	185,000	190,794
State of California, 6%, 11/01/39	700,000	849,051
State of Mississippi, Capital Improvement Projects, “A”, 5%, 10/01/30	1,000,000	1,162,800
		$5,962,929
General Obligations - Schools - 5.9%
Lamar County, MS, School District, 5%, 9/01/31	$1,095,000	$1,241,128
Mississippi Development Bank Special Obligation (Jackson Public School District Limited Tax Refunding Note Project) “B”, 5%, 10/01/23	1,000,000	1,161,900
Mississippi Development Bank Special Obligation (Jackson Public School District), AGM, 5.375%, 4/01/28	1,000,000	1,111,480
Mississippi Development Bank, Special Obligation (Gulfport School District), BAM, 5%, 4/01/31	500,000	573,265

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Mississippi Development Bank, Special Obligation (Gulfport School District), BAM, 5%, 4/01/32	$500,000	$571,160
San Diego, CA, Unified School District (Election of 2008), Capital Appreciation, “C”, 0%, 7/01/35	1,020,000	474,983
		$5,133,916
Healthcare Revenue - Hospitals - 18.2%
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.125%, 7/01/15	$505,000	$507,197
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), NATL, 6.2%, 7/01/18	1,000,000	1,003,500
Gulfport, MS, Hospital Facilities Rev. (Memorial Hospital), 5.75%, 7/01/31	500,000	501,610
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44 (Prerefunded 8/15/19)	325,000	404,742
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	380,000	439,645
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	320,000	332,925
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	80,000	94,378
Mississippi Development Bank Special Obligation (Magnolia Regional Health Center Project), “A”, 6.75%, 10/01/36	500,000	586,135
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/22	1,000,000	1,152,410
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “B-1”, 5%, 9/01/24	2,000,000	2,001,340
Mississippi Hospital Equipment & Facilities Authority Rev. (Clay County Medical Corp.), 5%, 10/01/39	2,105,000	2,355,495
Mississippi Hospital Equipment & Facilities Authority Rev. (Delta Regional Medical Center), FHA, 5%, 2/01/35	1,000,000	1,048,170
Mississippi Hospital Equipment & Facilities Authority Rev. (Forrest County General Hospital), 5.25%, 1/01/29	1,000,000	1,105,400
Mississippi Hospital Equipment & Facilities Authority Rev. (North Mississippi Health Services), “1”, 5%, 10/01/17	750,000	824,175
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Hospital South Central, 5.25%, 12/01/31	500,000	515,660

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.5%, 4/01/19	$250,000	$250,195
Mississippi Hospital Equipment & Facilities Authority Rev., Refunding & Improvement, Southwest Regional Medical Center, 5.75%, 4/01/23	250,000	250,065
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	215,000	244,386
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	550,000	620,120
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 11/15/39	135,000	160,115
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	75,000	87,344
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	185,000	215,756
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39 (Prerefunded 2/15/19)	640,000	771,379
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	430,000	446,551
		$15,918,693
Industrial Revenue - Paper - 1.1%
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/22	$750,000	$949,868

Miscellaneous Revenue - Other - 0.7%
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	$620,000	$652,525

Multi-Family Housing Revenue - 1.3%
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 11/01/37 (d)(q)	$150,000	$106,067
Mississippi Home Corp., Multifamily Rev. (Providence Place of Senatobia LLC), GNMA, 5.35%, 8/20/48	1,000,000	1,060,580
		$1,166,647
Sales & Excise Tax Revenue - 2.2%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$450,000	$516,497
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	295,000	330,297
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A-1”, 5.25%, 7/01/29	750,000	971,850

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	$200,000	$140,030
		$1,958,674
Single Family Housing - State - 3.1%
Mississippi Home Corp. Rev., Single Family Rev., “A-2 “, GNMA, 5.3%, 6/01/34	$90,000	$95,378
Mississippi Home Corp. Rev., Single Family Rev., “A-2 “, GNMA, 5.625%, 6/01/39	115,000	122,069
Mississippi Home Corp., Homeownership Mortgage Rev., “A”, 4.55%, 12/01/31	1,390,000	1,475,249
Mississippi Housing Finance Corp., Single Family Mortgage Rev., Capital Appreciation, ETM, 0%, 6/01/15	1,000,000	999,530
		$2,692,226
State & Agency - Other - 1.2%
Mississippi Development Bank Special Obligations, Harrison County Mississippi Highway Construction, “N”, FGIC, 5%, 1/01/26 (Prerefunded 1/01/16)	$1,000,000	$1,035,800

State & Local Agencies - 21.5%
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	$190,000	$223,142
Mississippi Development Bank Special Obligation (Laurel, MS, Highway Refunding Project), “B”, 4%, 1/01/22	735,000	835,328
Mississippi Development Bank Special Obligation (Capital Project & Equipment), AGM, 5%, 7/01/28 (Prerefunded 7/01/17)	680,000	745,314
Mississippi Development Bank Special Obligation (Capital Projects), AGM, 5%, 7/01/28	640,000	691,699
Mississippi Development Bank Special Obligation (City of Jackson, MS), AMBAC, 4.375%, 3/01/31 (Prerefunded 3/01/16)	1,400,000	1,452,668
Mississippi Development Bank Special Obligation (Department of Corrections), “C”, 5.25%, 8/01/27	1,000,000	1,158,160
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/23	345,000	399,151
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/24	360,000	416,275
Mississippi Development Bank Special Obligation (Department of Rehabilitation Services Capital Improvement Project), AGM, 5%, 7/01/25	380,000	435,947
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/29	500,000	579,535
Mississippi Development Bank Special Obligation (Desoto County Mississippi Highway Construction Project), 5%, 1/01/30	500,000	578,020

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
Mississippi Development Bank Special Obligation (DeSoto County Regional Utility Authority), 5.25%, 7/01/31	$905,000	$960,495
Mississippi Development Bank Special Obligation (Forrest County Public Improvement Project), 5%, 2/01/29	1,000,000	1,094,880
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/34	1,000,000	1,279,110
Mississippi Development Bank Special Obligation (Harrison County), “D”, ASSD GTY, 4.75%, 10/01/28	1,120,000	1,265,174
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5%, 7/01/22	500,000	581,805
Mississippi Development Bank Special Obligation (Jackson County), ASSD GTY, 5.375%, 7/01/36	500,000	573,945
Mississippi Development Bank Special Obligation (Mississippi Highway Construction), AMBAC, 4.75%, 1/01/35	500,000	542,340
Mississippi Development Bank Special Obligation (Montfort Jones Memorial Hospital Project), 5.75%, 5/01/36	500,000	571,445
Mississippi Development Bank Special Obligation (Southaven Water & Sewer System), ASSD GTY, 5%, 3/01/29	750,000	859,973
Mississippi Development Bank Special Obligation (Tunica County Building Project), AMBAC, 5%, 7/01/26 (Prerefunded 7/01/16)	1,695,000	1,793,649
Mississippi Development Bank Special Obligation (Washington County Regional Correctional Facility), ASSD GTY, 4.75%, 7/01/31	1,200,000	1,307,808
Mississippi Development Bank Special Obligation, Madison County (Highway Construction), FGIC, 5%, 1/01/27 (Prerefunded 7/01/16)	500,000	529,100
		$18,874,963
Tax - Other - 1.9%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$125,000	$139,486
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	40,000	44,373
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	110,000	125,948
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	790,000	853,974
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	95,000	101,990
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	85,000	93,839
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 6%, 10/01/39	295,000	326,367
		$1,685,977

Issuer	Shares/Par	Value ($)

Tobacco - 0.7%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$420,000	$500,312
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	155,000	118,463
		$618,775
Toll Roads - 0.9%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$110,000	$137,262
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	85,000	104,013
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	195,000	226,916
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	310,000	340,427
		$808,618
Transportation - Special Tax - 1.4%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.25%, 7/01/33	$1,135,000	$1,186,665

Universities - Colleges - 16.2%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 9/01/34	$1,000,000	$1,135,680
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 9/01/39	920,000	1,047,162
Jackson State University, Educational Building Corp. Rev., “A-1”, 5%, 3/01/34	1,500,000	1,691,715
Massachusetts Health & Educational Facilities Authority Rev. (Massachusetts Institute of Technology), “I-1”, 5.2%, 1/01/28	920,000	1,202,652
Medical Center, Educational Building Corp. Rev. (University of Mississippi Medical Center), “B”, AMBAC, 5.5%, 12/01/23	1,000,000	1,184,190
Mississippi State University Educational Building Corp. Rev. (Campus Improvement Project), 5%, 11/01/27	400,000	484,528
Mississippi State University Educational Building Corp. Rev. (Campus Improvement Project), 5%, 11/01/28	350,000	420,805
Mississippi State University, Educational Building Corp. Rev. (New Facilities and Refinancing Project), “A”, 5%, 8/01/43	1,000,000	1,147,680
Mississippi Valley State University, Educational Building Corp. Rev., AMBAC, 4.5%, 3/01/37	1,000,000	1,021,900
New York Dormitory Authority Rev. (New York University), “1”, AMBAC, 5.5%, 7/01/40	590,000	791,585

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “A”, 5%, 10/01/33	$1,500,000	$1,662,240
University of Mississippi, Educational Building Corp. Rev. (Residential College Project), “C”, 4.75%, 11/01/34	715,000	795,588
University of Southern Mississippi, COP (Package Facilities Project), ASSD GTY, 5.125%, 9/15/39	490,000	551,407
University of Southern Mississippi, Educational Building Corp. Rev., “B”, AGM, 5%, 3/01/32	1,000,000	1,035,860
		$14,172,992
Universities - Dormitories - 4.6%
Mississippi Business Finance Corp., Rev. (Statesman Housing LLC Project), “A”, 4.75%, 6/01/39	$1,000,000	$1,068,730
Mississippi State University, Educational Building Corp. Rev., 5%, 8/01/36	1,585,000	1,793,887
Mississippi State University, Educational Building Corp. Rev., 5.25%, 8/01/38	1,000,000	1,158,380
		$4,020,997
Utilities - Investor Owned - 0.8%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	$370,000	$437,736
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (Put Date 8/01/16)	265,000	279,586
		$717,322
Utilities - Municipal Owned - 3.1%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/33	$315,000	$367,876
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/39	75,000	87,050
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/44	85,000	98,202
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	155,000	181,429
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.7%, 7/01/27	155,000	171,714
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.75%, 7/01/28	100,000	112,299
Mississippi Development Bank Special Obligation (Columbus Electric Systems Project), ASSD GTY, 4.85%, 7/01/29	485,000	545,252
Mississippi Development Bank Special Obligation (Municipal Energy Agency Power Supply Project), “A”, SYNCORA, 5%, 3/01/26	1,000,000	1,020,000
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/23	15,000	14,005
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/24	80,000	74,208

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/30	$10,000	$9,158
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/27	60,000	56,173
		$2,737,366
Utilities - Other - 0.9%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$375,000	$426,098
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	185,000	214,391
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	95,000	110,696
		$751,185
Water & Sewer Utility Revenue - 4.5%
Grenada, MS, Development Bank Special Obligations (Water & Sewer Systems Project), “N”, AGM, 5%, 9/01/30 (Prerefunded 9/15/15)	$1,000,000	$1,020,040
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/40	285,000	317,994
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/29	30,000	33,984
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/35	30,000	33,604
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	25,000	27,690
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	15,000	16,651
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	35,000	38,795
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	30,000	32,931
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	750,000	983,535
Mississippi Development Bank Special Obligations (Jackson Water & Sewer System Project), “A”, AGM, 5%, 9/01/23	1,220,000	1,422,825
		$3,928,049
Total Municipal Bonds (Identified Cost, $79,678,302)		$86,624,669

Money Market Funds - 0.5%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	392,651	$392,651
Total Investments (Identified Cost, $80,070,953)		$87,017,320

Other Assets, Less Liabilities - 0.6%		565,088
Net Assets - 100.0%		$87,582,408

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/15

MFS NEW YORK MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.1%

Issuer	Shares/Par	Value ($)

Airport Revenue - 3.2%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	$555,000	$641,652
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	245,000	273,780
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	170,000	189,205
New York, NY, City Industrial Development Agency, Special Facilities Rev. (Terminal One Group), 5.5%, 1/01/24	1,000,000	1,035,450
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/28	650,000	737,198
Niagara, NY, Frontier Transportation Authority Rev. (Buffalo-Niagara International Airport), “A”, 5%, 4/01/29	500,000	560,345
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), NATL, 6.25%, 12/01/15	1,000,000	1,023,940
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/42	1,160,000	1,365,842
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	90,000	100,050
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	15,000	17,162
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	80,000	88,726
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	130,000	143,846
		$6,177,196
General Obligations - General Purpose - 5.6%
Guam Government, “A”, 5.25%, 11/15/37	$290,000	$296,316
Guam Government, “A”, 7%, 11/15/39	105,000	123,991
Nassau County, NY, General Improvement, “B”, 5%, 4/01/23	1,820,000	2,157,519
New York, NY, “B”, 5%, 8/01/18	3,000,000	3,380,070
New York, NY, “E”, 5%, 8/01/21	2,500,000	2,975,550
New York, NY, “E-1”, 6.25%, 10/15/28	1,000,000	1,180,160
New York, NY, “J”, FGIC, 5.5%, 2/15/26	5,000	5,022
Onondaga County, NY, General Obligation, 5%, 5/01/29	750,000	876,045
		$10,994,673
General Obligations - Schools - 0.3%
Port Byron, NY, Central School District, ETM, AMBAC, 7.4%, 6/15/15	$500,000	$507,420

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - 10.6%
Chautauqua County, NY, Capital Resource Corp. Rev. (Women’s Christian Assn.), “A”, 8%, 11/15/30	$550,000	$575,531
Dutchess County, NY, Local Development Corp. Rev. (Health Quest Systems), “A”, 5%, 7/01/44	1,000,000	1,106,770
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	215,000	252,799
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	245,000	287,067
Madison County, NY, Industrial Development Agency, Civic Facilities Rev. (Oneida), 5.25%, 2/01/27	1,425,000	1,461,352
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	165,000	194,654
Monroe County, NY, Industrial Development Agency, Civic Facilities Rev. (Highland Hospital of Rochester), 5%, 8/01/25	995,000	1,008,363
Nassau County, NY, Local Economic Assistance Corp. Rev. (Catholic Health Services of Long Island Obligated Group Project), 5%, 7/01/32	1,000,000	1,131,960
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	35,000	37,893
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/35	1,495,000	1,724,527
New York Dormitory Authority Rev., Non-State Supported Debt (Hospital Special Surgery), FHA, 6.25%, 8/15/34	1,995,000	2,390,469
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 7/01/26	2,000,000	2,277,220
New York Dormitory Authority Rev., Non-State Supported Debt (NYU Hospitals Center), “A”, 5.5%, 7/01/25	750,000	865,020
New York Dormitory Authority Rev., Non-State Supported Debt (Orange Regional Medical Center), 6.25%, 12/01/37	750,000	824,693
New York, NY, Health & Hospital Corp. Rev., “A”, 5.5%, 2/15/23	1,000,000	1,121,990
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/39	1,290,000	1,440,221
Suffolk County, NY, Economic Development Corp. Rev. (Catholic Health Services of Long Island), 5%, 7/01/28	1,000,000	1,104,760
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	165,000	192,157

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	$395,000	$460,669
Westchester County, NY, Health Care Corp. Rev., “B”, 6%, 11/01/30	1,000,000	1,167,780
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	945,000	981,373
		$20,607,268
Healthcare Revenue - Long Term Care - 1.7%
Suffolk County, NY, Economic Development Corp. Rev. (Peconic Landing at Southold, Inc.), 6%, 12/01/40	$1,000,000	$1,111,150
Tompkins County, NY, Development Corp. Continuing Care Retirement Community Rev. (Kendal at Ithica, Inc. Project), “A”, 5%, 7/01/44	1,000,000	1,088,730
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	120,000	141,196
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	180,000	210,004
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 9/15/37	500,000	496,325
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	20,000	23,528
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	130,000	154,302
		$3,225,235
Human Services - 0.4%
New York Dormitory Authority Rev., Non-State Supported Debt (NYSARC, Inc.), “A”, 6%, 7/01/32	$705,000	$829,080

Industrial Revenue - Airlines - 0.3%
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.625%, 8/01/25	$350,000	$380,937
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 8/01/31	100,000	109,036
		$489,973
Industrial Revenue - Environmental Services - 0.6%
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/42	$1,160,000	$1,206,400

Issuer	Shares/Par	Value ($)

Industrial Revenue - Other - 0.8%
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 9/01/35	$250,000	$253,600
Onondaga County, NY, Industrial Development Agency, Sewer Facilities Rev. (Bristol-Meyers Squibb Co.), 5.75%, 3/01/24	1,000,000	1,264,240
		$1,517,840
Industrial Revenue - Paper - 0.9%
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 4.5%, 1/01/25	$1,200,000	$1,301,448
Essex County, NY, Industrial Development Agency, Pollution Control Rev. (International Paper Corp.), 6.15%, 4/01/21	470,000	470,978
		$1,772,426
Miscellaneous Revenue - Entertainment & Tourism - 1.1%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6.25%, 7/15/40	$1,750,000	$2,064,300

Miscellaneous Revenue - Other - 6.9%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	$205,000	$220,916
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	315,000	338,074
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	1,380,000	1,452,395
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/40	1,500,000	1,658,025
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “3”, 7.25%, 11/15/44	500,000	606,130
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/40	1,665,000	1,909,755
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 7/15/49	2,500,000	2,867,625
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 11/15/44	1,000,000	1,114,950
New York, NY, Industrial Development Agency, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), 5%, 7/01/28	3,000,000	3,313,080
		$13,480,950
Multi-Family Housing Revenue - 3.5%
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 8/01/33	$400,000	$406,884
New York Housing Finance Agency Rev. (Affordable Housing), “D”, 5%, 11/01/40	1,520,000	1,596,562
New York Housing Finance Agency Rev., “A”, 5.1%, 8/15/41	740,000	742,916

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Multi-Family Housing Revenue - continued
New York Housing Finance Agency Rev., “A”, 5.25%, 11/01/41	$1,000,000	$1,057,820
New York, NY, City Housing Development Corp., 5.5%, 11/01/34	15,000	15,040
New York, NY, City Housing Development Corp. (8 Spruce Street), “F”, 4.5%, 2/15/48	1,500,000	1,531,980
New York, NY, City Housing Development Corp., “C”, 5%, 11/01/26	500,000	504,830
New York, NY, City Housing Development Corp., Multifamily Housing Rev., 4.8%, 11/01/35	1,000,000	1,060,560
		$6,916,592
Sales & Excise Tax Revenue - 1.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/34	$1,000,000	$1,149,880
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	180,000	191,948
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	200,000	218,988
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/28 (Prerefunded 8/01/19)	10,000	11,804
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 8/01/40	540,000	390,150
		$1,962,770
State & Agency - Other - 0.7%
New York Dormitory Authority Rev. (State University) , “B”, FGIC, 5.25%, 5/15/19	$550,000	$597,460
New York Dormitory Authority Rev., City University System, AMBAC, 5.75%, 7/01/18	650,000	706,180
		$1,303,640
State & Local Agencies - 11.5%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.925%, 6/01/37	$1,405,000	$1,189,417
New York City Educational Construction Fund Rev., “A”, 5.75%, 4/01/33	1,860,000	2,222,626
New York Dormitory Authority Rev. (School Program), 6.25%, 7/01/20	1,225,000	1,231,174
New York Dormitory Authority Rev., City University System, “A”, 5.625%, 7/01/16	1,735,000	1,802,943
New York Dormitory Authority Rev., Non-State Supported Debt, “A”, 5%, 10/01/20	2,000,000	2,359,820
New York Dormitory Authority Rev., State Personal Income Tax, “A”, 5%, 12/15/25	2,000,000	2,442,560
New York Dormitory Authority Rev., State Personal Income Tax, “D”, 5%, 3/15/23	1,300,000	1,586,572
New York Dormitory Authority Rev., State Personal Income Tax, “D”, 5%, 2/15/40	830,000	954,035
New York Dormitory Authority Rev., State University Educational Facilities, “A”, 5.875%, 5/15/17	1,130,000	1,216,366

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
New York Urban Development Corp. Rev., “D”, 5.625%, 1/01/28	$2,000,000	$2,321,140
New York Urban Development Corp. Rev., State Personal Income Tax, “C”, 5%, 12/15/18	3,000,000	3,419,880
New York Urban Development Corp., State Personal Income Tax Rev., “C”, 5%, 3/15/28	1,000,000	1,187,260
United Nations Development Corp., “A”, 5%, 7/01/26	500,000	565,595
		$22,499,388
Tax - Other - 7.7%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$270,000	$301,290
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	90,000	99,840
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/47	3,000,000	3,496,020
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-2A”, 5%, 7/15/40	2,000,000	2,249,560
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-3”, 5.25%, 1/15/39	2,000,000	2,250,580
New York, NY, City Transitional Finance Authority Building Aid Rev., “S-5”, 5%, 1/15/32	1,000,000	1,118,120
New York, NY, City Transitional Finance Authority Rev., “D”, 5%, 2/01/27	3,000,000	3,491,280
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	605,000	689,573
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	1,250,000	1,341,975
		$15,038,238
Tobacco - 3.6%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 6/01/37	$765,000	$671,639
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	775,000	652,511
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/37	1,235,000	1,020,653
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	355,000	422,883
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	460,000	461,104
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	645,000	492,961
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	1,025,000	786,144
New York County Tobacco Trust II, 5.625%, 6/01/35	795,000	796,224
Suffolk, NY, Tobacco Asset Securitization Corp., Tobacco Settlement, “B”, 5%, 6/01/32	750,000	823,223
TSASC, Inc., NY, “1”, 5.125%, 6/01/42	415,000	355,306

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tobacco - continued
Westchester, NY, Tobacco Asset Securitization Corp., 5.125%, 6/01/45	$500,000	$468,320
		$6,950,968
Toll Roads - 2.0%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$205,000	$255,807
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	170,000	208,026
Triborough Bridge & Tunnel Authority Rev., NY, “A”, 5%, 1/01/28	1,000,000	1,178,150
Triborough Bridge & Tunnel Authority Rev., NY, “A-2”, 5%, 11/15/29	2,000,000	2,266,220
		$3,908,203
Transportation - Special Tax - 1.2%
Metropolitan Transportation Authority Rev., NY, “C”, 6.5%, 11/15/28	$2,000,000	$2,385,640

Universities - Colleges - 19.1%
Albany, NY, Capital Resource Corp. Rev. (Albany College of Pharmacy Project), “A”, 5%, 12/01/33	$125,000	$141,685
Albany, NY, Capital Resource Corp. Rev. (The College Saint Rose), “A”, 5.625%, 7/01/31	1,000,000	1,120,090
Dobbs Ferry, NY, Local Development Corp. (Mercy College Project), 5%, 7/01/39	1,000,000	1,126,870
Hempstead, NY, Industrial Development Agency Civic Rev. (Adelphi University), 5%, 10/01/30	1,515,000	1,551,405
Hempstead, NY, Local Development Corp. Rev. (Adelphi University), “B”, 5.25%, 2/01/39	500,000	559,155
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/28	1,000,000	1,125,000
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	1,945,000	2,201,370
Madison County, NY, Industrial Development Agency Civic Facilities Rev. (Colgate University), “A”, AMBAC, 5%, 7/01/35	1,585,000	1,602,974
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “B”, 5.25%, 4/01/29	1,325,000	1,617,825
Monroe County, NY, Industrial Development Corp. Rev., “A”, 5%, 7/01/23	500,000	583,395
Monroe County, NY, Industrial Development Corp. Rev., “A”, 5%, 7/01/24	1,000,000	1,158,840
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17	985,000	1,091,252
New York Dormitory Authority Rev., 5.25%, 7/01/48	1,955,000	2,175,798

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
New York Dormitory Authority Rev. (New York University), “1”, AMBAC, 5.5%, 7/01/40	$1,285,000	$1,724,046
New York Dormitory Authority Rev., Non-State Supported Debt (Barnard College), “A”, 5%, 7/01/27	500,000	608,865
New York Dormitory Authority Rev., Non-State Supported Debt (Barnard College), “A”, 5%, 7/01/28	400,000	481,684
New York Dormitory Authority Rev., Non-State Supported Debt (Brooklyn Law School), 5.75%, 7/01/33	600,000	679,566
New York Dormitory Authority Rev., Non-State Supported Debt (Cornell University), “A”, 5%, 7/01/31	2,000,000	2,111,360
New York Dormitory Authority Rev., Non-State Supported Debt (Manhattan Marymount), 5.125%, 7/01/39	2,000,000	2,247,740
New York Dormitory Authority Rev., Non-State Supported Debt (Pace University), “A”, 5%, 5/01/38	500,000	543,945
New York Dormitory Authority Rev., Non-State Supported Debt (Pratt Institute), “A”, 5%, 7/01/44	1,500,000	1,701,780
New York Dormitory Authority Rev., Non-State Supported Debt (St. John’s University), “A”, 5%, 7/01/27	1,535,000	1,830,273
New York Dormitory Authority Rev., Non-State Supported Debt (St. Josephs College), 5.25%, 7/01/35	2,000,000	2,154,480
Onondaga, NY, Civic Development Corp. Rev. (Le Moyne College Project), 5.375%, 7/01/40	2,000,000	2,171,320
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	80,000	70,506
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	135,000	116,247
Seneca County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Chiropractic), 5%, 10/01/27	500,000	536,920
St. Lawrence County, NY, Industrial Development Agency Rev. (Clarkson University), 5%, 7/01/31	2,225,000	2,394,056
Troy, NY, Industrial Development Authority, Civic Facility Rev. (Rensselaer Polytechnic Institute), “E”, 5%, 9/01/31	1,000,000	1,104,860
Yonkers, NY, Industrial Development Agency, Civic Facilities Rev. (Sarah Lawrence College Project), “A”, 6%, 6/01/41	595,000	680,216
		$37,213,523

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Dormitories - 2.5%
Buffalo & Erie County, NY, Industrial Land Development Corp. Rev. (Buffalo State College), “A”, 5.375%, 10/01/41	$2,000,000	$2,246,800
Build NYC Resource Corp. Rev. (Q Student Residences, LLC Project), “A”, 5%, 6/01/38	1,000,000	1,148,840
Build NYC Resource Corp. Rev. (Q Student Residences, LLC Project), “A”, 5%, 6/01/43	1,300,000	1,484,574
		$4,880,214
Universities - Secondary Schools - 1.6%
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 7/01/43 (n)	$750,000	$741,863
Build NYC Resource Corp. Rev. (South Bronx Charter School for International Cultures and the Arts), “A”, 5%, 4/15/43	1,000,000	1,017,860
Build NYC Resource Corp. Rev. (The Packer Collegiate Institute Project), 5%, 6/01/40	675,000	764,046
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41 (Prerefunded 8/15/19)	535,000	672,677
		$3,196,446
Utilities - Municipal Owned - 3.2%
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	$515,000	$584,304
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/39	155,000	179,904
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/44	180,000	207,958
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 5%, 5/01/21	1,500,000	1,739,190
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6.25%, 4/01/33	1,000,000	1,169,430
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	2,000,000	2,341,020
		$6,221,806

Issuer	Shares/Par	Value ($)

Utilities - Other - 0.8%
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/38	$1,085,000	$1,490,823
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	115,000	127,129
		$1,617,952
Water & Sewer Utility Revenue - 3.3%
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/40	$315,000	$351,468
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	100,000	131,138
New York Environmental Facilities Corp., Clean Water & Drinking Rev., “B”, 5%, 6/15/33	2,140,000	2,384,281
New York, NY, Municipal Water & Sewer Finance Authority Rev., 4.75%, 6/15/30	1,245,000	1,345,783
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “DD”, 5%, 6/15/34	2,000,000	2,310,980
		$6,523,650
Total Municipal Bonds (Identified Cost, $167,403,638)		$183,491,791

Money Market Funds - 5.8%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	11,356,169	$11,356,169
Total Investments (Identified Cost, $178,759,807)		$194,847,960

Other Assets, Less Liabilities - 0.1%		269,547
Net Assets - 100.0%		$195,117,507

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/15

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.0%

Issuer	Shares/Par	Value ($)

Airport Revenue - 4.3%
Charlotte, NC, Airport Rev. (Charlotte/Douglas International Airport), AMBAC, 5%, 7/01/23	$1,430,000	$1,559,537
Charlotte, NC, Airport Rev., “A”, 4.75%, 7/01/28	1,250,000	1,370,438
Charlotte, NC, Airport Rev., “A”, 5%, 7/01/36	3,000,000	3,357,630
Charlotte, NC, Douglas International Airport Rev, “A”, 5%, 7/01/32	1,245,000	1,450,238
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	1,055,000	1,219,728
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	440,000	491,687
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	305,000	339,456
Raleigh Durham, NC, Airport Authority Rev., “A”, 5%, 5/01/36	3,440,000	3,911,452
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	175,000	194,542
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	195,000	223,105
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	150,000	166,362
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	240,000	265,562
		$14,549,737
General Obligations - General Purpose - 2.5%
Guam Government, “A”, 6.75%, 11/15/29	$240,000	$275,215
Guam Government, “A”, 7%, 11/15/39	265,000	312,931
Mecklenburg County, NC, “A”, 5%, 8/01/18	5,100,000	5,779,320
New Hanover County, NC, Public Improvement, “A”, 5%, 8/01/30	2,000,000	2,318,780
		$8,686,246
General Obligations - Schools - 3.0%
Johnston County, NC, “B”, 5%, 2/01/18	$1,425,000	$1,593,221
Moorpark, CA, Unified School District (Election of 2008), Capital Appreciation, “B”, AGM, 0%, 8/01/36	3,705,000	1,501,192
Wake County, NC, “C”, 5%, 3/01/24	5,570,000	6,994,026
		$10,088,439
Healthcare Revenue - Hospitals - 20.5%
Albemarle, NC, Hospital Authority Health Care Facilities Rev., 5.25%, 10/01/38 (Prerefunded 10/01/17)	$2,000,000	$2,214,840
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5%, 1/15/31	1,000,000	1,060,610

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Charlotte-Mecklenburg, NC, Hospital Authority Health Care System Rev. (Carolinas Health Care System), “A”, 5.25%, 1/15/34	$4,000,000	$4,471,560
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	1,140,000	1,419,710
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	360,000	423,292
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	525,000	615,143
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	1,820,000	1,893,510
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	310,000	365,713
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/39	1,450,000	1,648,346
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	790,000	897,977
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	1,110,000	1,251,514
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	55,000	59,547
North Carolina Hospital Authority Mortgage Rev. (Johnston Memorial), AGM, 5.25%, 10/01/36	1,960,000	2,154,079
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.375%, 7/01/26	2,000,000	2,386,400
North Carolina Medical Care Commission, Health Care Facilities Rev. (Appalachian Regional Healthcare System), “A”, 6.5%, 7/01/31	1,000,000	1,183,050
North Carolina Medical Care Commission, Health Care Facilities Rev. (Cleveland County HealthCare System), 5.75%, 1/01/35 (Prerefunded 1/01/21)	800,000	989,104
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/35	1,620,000	1,823,472
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/42	3,500,000	3,946,215
North Carolina Medical Care Commission, Health Care Facilities Rev. (Duke University Health System), “A”, 5%, 6/01/42	2,420,000	2,749,991

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
North Carolina Medical Care Commission, Health Care Facilities Rev. (Novant Health Obligation Group), “A”, 5.25%, 11/01/40	$3,000,000	$3,398,940
North Carolina Medical Care Commission, Health Care Facilities Rev. (Rex Healthcare), “A”, 5%, 7/01/30	5,250,000	5,897,325
North Carolina Medical Care Commission, Health Care Facilities Rev. (Vidant Health), 5%, 6/01/33	3,000,000	3,415,080
North Carolina Medical Care Commission, Health Care Facilities Rev. (WakeMed), “A”, 5%, 10/01/31	4,355,000	4,889,446
North Carolina Medical Care Commission, Health Care Facilities Rev., “A”, 5%, 10/01/38	1,825,000	2,020,695
North Carolina Medical Care Commission, Health System Rev. (Mission Health Combined Group), 5%, 10/01/36	2,000,000	2,303,480
North Carolina Medical Care Commission, Health System Rev. (Mission Health System, Inc.), 5%, 10/01/25	1,600,000	1,745,616
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5.25%, 6/01/29	2,215,000	2,517,658
North Carolina Medical Care Commission, Hospital Rev. (The North Carolina Baptist Hospitals, Inc.), 5%, 6/01/34	2,000,000	2,215,280
North Carolina Medical Care Commission, Hospital Rev. (Wilson Memorial Hospital), Capital Appreciation, AMBAC, 0%, 11/01/15	1,140,000	1,137,549
Northern Hospital District, Surry County, NC, Health Care Facilities Rev., 6.25%, 10/01/38	1,000,000	1,090,180
Onslow County, NC, Hospital Authority (Onslow Memorial Hospital Project), NATL, 5%, 10/01/26	1,155,000	1,216,157
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/39 (Prerefunded 9/01/18)	2,040,000	2,534,986
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 11/15/39	470,000	557,439
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	270,000	314,439
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	635,000	740,569
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39 (Prerefunded 2/15/19)	2,195,000	2,645,590
		$70,194,502
Healthcare Revenue - Long Term Care - 1.7%
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/37	$1,500,000	$1,514,520

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 5.875%, 1/01/31	$480,000	$520,550
North Carolina Medical Care Commission, Retirement Facilities Rev. (Galloway Ridge Project), “A”, 6%, 1/01/39	1,520,000	1,642,710
North Carolina Medical Care Commission, Retirement Facilities Rev. (The United Methodist Retirement Homes), “A”, 5%, 10/01/33	1,590,000	1,644,728
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	35,000	41,174
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	220,000	261,127
		$5,624,809
Industrial Revenue - Paper - 0.3%
Columbus County, NC, Industrial Facilities & Pollution Control, Financing Authority Rev. (International Paper Co.), 5.7%, 5/01/34	$1,000,000	$1,148,600

Miscellaneous Revenue - Other - 2.3%
Durham County, NC, Industrial Facilities & Pollution Control Financing Authority Rev. (Research Triangle Institute), 5%, 2/01/25	$1,000,000	$1,235,050
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	420,000	452,609
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	640,000	686,880
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	1,700,000	1,789,182
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/40	3,145,000	3,607,315
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	100,000	114,396
		$7,885,432
Multi-Family Housing Revenue - 0.5%
Mecklenburg County, NC (Little Rock Apartments), FNMA, 5.15%, 1/01/22	$775,000	$807,349
North Carolina Medical Care Commission, Health Care Facilities Rev., “A” (ARC Projects), 5.8%, 10/01/34	1,000,000	1,012,550
		$1,819,899
Port Revenue - 0.3%
North Carolina Ports Authority Facilities Rev., “A”, 5.25%, 2/01/40	$1,000,000	$1,133,190

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Sales & Excise Tax Revenue - 1.2%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	$1,675,000	$1,987,572
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	1,140,000	1,276,401
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/28 (Prerefunded 8/01/19)	15,000	17,706
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 8/01/40	970,000	700,825
		$3,982,504
Single Family Housing - State - 1.6%
North Carolina Housing Finance Agency Rev., “23-A”, 4.8%, 1/01/37	$1,340,000	$1,342,734
North Carolina Housing Finance Agency Rev., “24-A”, 4.75%, 7/01/26	1,410,000	1,424,594
North Carolina Housing Finance Agency Rev., “25-A”, 5.75%, 1/01/37	20,000	20,052
North Carolina Housing Finance Agency Rev., “29-A”, 4.85%, 7/01/38	1,285,000	1,308,657
North Carolina Housing Finance Agency Rev., “31-A”, 5.25%, 7/01/38	1,390,000	1,438,330
		$5,534,367
State & Agency - Other - 2.5%
Charlotte, NC, COP (Transit Projects), 5%, 6/01/33	$3,000,000	$3,304,470
Charlotte, NC, COP (Transit Projects), “E”, 5%, 6/01/35	1,990,000	2,004,428
Charlotte, NC, COP, “E”, 5%, 6/01/26	760,000	849,118
Charlotte, NC, COP, “E”, 5%, 6/01/34	2,000,000	2,232,800
		$8,390,816
State & Local Agencies - 14.1%
Asheville, NC, Limited Obligation, 5%, 4/01/28	$400,000	$464,064
Charlotte, NC, COP (NASCAR Hall of Fame), “C”, 5%, 6/01/39	5,130,000	5,727,132
Chatham County, NC, Limited Obligation Bond, 5%, 11/01/28	2,345,000	2,795,475
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.925%, 6/01/37	2,260,000	1,913,226
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, ASSD GTY, 5%, 6/01/45	1,355,000	1,364,553
Harnett County, NC, 5%, 6/01/28	45,000	45,167
Harnett County, NC, COP, ASSD GTY, 5%, 6/01/29	400,000	445,504
Iredell County, NC, Public Facilities (School Projects), AGM, 5.125%, 6/01/27	3,230,000	3,599,770
Mecklenburg County, NC, COP, “A”, 5%, 2/01/28	350,000	388,161
Mooresville, NC, COP, 5%, 9/01/32	3,120,000	3,381,269
Nash County, NC, Limited Obligation, ASSD GTY, 5%, 10/01/30	2,000,000	2,302,860
North Carolina Capital Improvement Obligation, “A”, 5%, 5/01/26 (Prerefunded 5/01/19)	1,450,000	1,668,921

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
North Carolina Capital Improvement Obligation, “C”, 5%, 5/01/25	$2,710,000	$3,212,190
North Carolina Limited Obligation, “C” , 5%, 5/01/26	3,000,000	3,670,650
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 10/01/24	750,000	902,205
Pitt County, NC, Limited Obligation, “A”, 5%, 4/01/35	2,000,000	2,175,720
Salisbury, NC, COP, ASSD GTY, 5.625%, 3/01/26	1,000,000	1,126,110
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2009”, 5%, 6/01/32	3,000,000	3,399,240
Wake County, NC, Annual Appropriation Ltd., Obligation Bonds, “2010”, 5%, 1/01/33	6,000,000	6,873,120
Wilmington, NC, COP, “A”, 5%, 6/01/38	2,650,000	2,915,504
		$48,370,841
Tax - Other - 1.5%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$420,000	$468,674
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	145,000	160,853
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	1,005,000	1,145,489
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	305,000	329,699
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	350,000	375,753
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	305,000	336,717
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	2,090,000	2,293,817
		$5,111,002
Tobacco - 1.4%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 6/01/37	$1,295,000	$1,136,958
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	1,975,000	2,352,660
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	940,000	942,256
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	540,000	412,711
		$4,844,585
Toll Roads - 0.9%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$435,000	$542,810
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	350,000	428,288
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	725,000	843,661

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Toll Roads - continued
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	$1,160,000	$1,273,854
		$3,088,613
Transportation - Special Tax - 4.2%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/28	$1,715,000	$1,847,278
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., ETM, AGM, 6%, 7/01/18	5,810,000	6,457,408
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/28	2,300,000	2,668,460
North Carolina Turnpike Authority, Monroe Connector System State Appropriation Rev., 5%, 7/01/36	3,000,000	3,417,240
		$14,390,386
Universities - Colleges - 15.8%
Appalachian State University, NC, Rev., 4%, 10/01/19	$1,080,000	$1,207,796
Appalachian State University, NC, Rev., NATL, 5%, 7/15/30 (Prerefunded 7/15/15)	370,000	375,158
Appalachian State University, NC, Rev., NATL, 5%, 7/15/30	630,000	638,782
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/30	1,000,000	1,161,890
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	2,000,000	2,263,620
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17	1,545,000	1,711,659
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (High Point University), 5.25%, 3/01/33	1,000,000	1,092,210
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/28	980,000	1,109,585
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/29	865,000	977,346
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/31	2,000,000	2,248,040
North Carolina Capital Facilities Finance Agency, Educational Facilities Rev. (Wake Forest University), 5%, 1/01/38	1,000,000	1,118,600
North Carolina Capital Facilities, Finance Agency Rev. (Davidson College), 5%, 3/01/45	1,500,000	1,688,085
North Carolina Capital Facilities, Finance Agency Rev. (Duke University), “A”, 5%, 10/01/38	2,500,000	2,821,100
North Carolina Capital Facilities, Finance Agency Rev. (Meredith College), 6%, 6/01/31	3,240,000	3,495,766

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	$450,000	$513,495
Puerto Rico Industrial Tourist Authority (University Plaza), “A”, NATL, 5%, 7/01/20	2,180,000	2,184,578
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	170,000	149,824
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	275,000	236,800
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	115,000	94,337
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	55,000	45,280
University of North Carolina, Chapel Hill, 5%, 12/01/31	3,250,000	3,602,105
University of North Carolina, Chapel Hill, “A”, ASSD GTY, 5%, 4/01/34	200,000	223,958
University of North Carolina, Charlotte, Rev., 5%, 4/01/43	1,715,000	1,954,757
University of North Carolina, Greensboro, Rev., 5%, 4/01/26	3,000,000	3,478,500
University of North Carolina, Greensboro, Rev., 5%, 4/01/39	2,000,000	2,299,840
University of North Carolina, Raleigh, Rev., “A”, 5%, 10/01/29	5,000,000	5,947,650
University of North Carolina, Systems Pool Rev. (General Trust Indenture), “C”, 5.5%, 10/01/34	1,890,000	2,150,404
University of North Carolina, Systems Pool Rev., “B”, 5.125%, 10/01/34	2,000,000	2,252,760
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/24	1,615,000	1,885,125
University of North Carolina, Systems Pool Rev., “B-1”, 5.25%, 4/01/25	1,705,000	1,990,178
University of North Carolina, Wilmington, COP (Student Housing Project), FGIC, 5%, 6/01/28	1,825,000	1,905,884
Winston-Salem State University, NC, General Rev., 5%, 4/01/33	1,000,000	1,104,830
		$53,929,942
Universities - Dormitories - 0.5%
Winston-Salem State University, NC, Student Housing Project Rev., 5%, 6/01/29	$1,550,000	$1,719,353

Utilities - Cogeneration - 0.1%
California Pollution Control Financing Authority, Water Furnishing Rev. (San Diego County Water Desalination Project Pipeline), 5%, 11/21/45	$450,000	$467,528

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Utilities - Municipal Owned - 6.4%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/20	$1,000,000	$1,171,710
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/21	1,000,000	1,185,860
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	520,000	608,665
North Carolina Eastern Municipal Power Agency, AMBAC, 6%, 1/01/18	14,245,000	16,142,861
North Carolina Municipal Power Agency, Catawba Electric Rev., “A”, 5%, 1/01/30	2,500,000	2,793,600
		$21,902,696
Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	$1,695,000	$2,337,642
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	1,055,000	1,198,754
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	1,290,000	1,534,403
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	805,000	911,244
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	255,000	281,895
		$6,263,938
Water & Sewer Utility Revenue - 10.6%
Asheville, NC, Water & Sewer Systems Rev., NATL, 5%, 8/01/32	$1,000,000	$1,081,620
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 6/01/40	1,250,000	1,456,638
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/35	3,000,000	3,330,180
Cape Fear Public Utility Authority, Water & Sewer System Rev., 5%, 8/01/36	4,410,000	5,035,294
Charlotte, NC, Storm Water Fee Rev., 5%, 12/01/39	3,000,000	3,572,250
Durham County, NC, Enterprise Systems Rev., 5%, 6/01/29	1,590,000	1,839,423
Fayetteville, NC, Public Works Commission Rev., “B”, 5%, 3/01/35	1,750,000	1,965,688
Greenville, NC, Utilities Commission, Combined Enterprise System Rev., “A”, AGM, 5%, 11/01/33	2,400,000	2,660,160
High Point, NC, Combined Enterprise System Rev., AGM, 5%, 11/01/33	2,000,000	2,250,860

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	$95,000	$105,222
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	60,000	66,605
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	140,000	155,180
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	115,000	126,237
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “AA”, 5%, 6/15/44	1,745,000	2,001,149
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.625%, 6/01/30	500,000	585,790
Oak Island, NC, Enterprise System Rev., ASSD GTY, 6%, 6/01/34	1,000,000	1,168,760
Oak Island, NC, Enterprise System Rev., ASSD GTY, 5.75%, 6/01/36	800,000	939,240
Raleigh, NC, Combined Enterprise Systems Rev., “A”, 5%, 3/01/29	3,145,000	3,736,291
Winston-Salem, NC, Water & Sewer Systems Rev., 5%, 6/01/34	2,000,000	2,279,160
Winston-Salem, NC, Water & Sewer Systems Rev., “A”, 5%, 6/01/31	750,000	898,650
Winston-Salem, NC, Water & Sewer Systems Rev., “A”, 5%, 6/01/32	750,000	895,943
		$36,150,340
Total Municipal Bonds (Identified Cost, $308,122,253)		$335,277,765

Money Market Funds - 2.2%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	7,496,659	$7,496,659
Total Investments (Identified Cost, $315,618,912)		$342,774,424

Other Assets, Less Liabilities - (0.2)%		(694,451)
Net Assets - 100.0%		$342,079,973

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/15

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 96.6%

Issuer	Shares/Par	Value ($)

Airport Revenue - 2.5%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	$335,000	$387,297
Philadelphia, PA, Airport Rev., “A”, AGM, 5%, 6/15/40	2,000,000	2,220,620
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	55,000	61,142
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	65,000	74,368
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	45,000	49,909
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	80,000	88,521
		$2,881,857
General Obligations - General Purpose - 12.3%
Abington Township, PA, 5%, 7/15/16	$1,000,000	$1,060,090
Abington Township, PA, 5%, 7/15/18	625,000	706,094
Allegheny County, PA, “C-73”, 5%, 12/01/18	1,500,000	1,702,665
Cambria County, PA, BAM, 5%, 8/01/20	1,000,000	1,152,930
Chester County, PA, 5%, 11/15/32	1,000,000	1,177,050
Commonwealth of Pennsylvania, 5%, 4/15/15	1,515,000	1,517,894
Commonwealth of Pennsylvania, 5%, 4/15/19	1,000,000	1,143,660
Commonwealth of Pennsylvania, 5%, 6/01/20	1,500,000	1,750,830
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 7/01/15	1,860,000	1,884,719
Guam Government, “A”, 6.75%, 11/15/29	75,000	86,005
Guam Government, “A”, 7%, 11/15/39	90,000	106,278
Luzerne County, PA, AGM, 6.75%, 11/01/23	475,000	574,066
Penn Hills, PA, Capital Appreciation, “D”, 0%, 12/01/32	595,000	320,098
Philadelphia, PA, Redevelopment Authority Rev., BAM, 5%, 4/15/24	1,000,000	1,151,170
		$14,333,549
General Obligations - Schools - 11.8%
Carlisle, PA, School District, 5%, 9/01/26	$1,000,000	$1,151,010
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/31	1,150,000	671,577
Conneaut, PA, School District, Capital Appreciation, “B”, AGM, 0%, 11/01/33	760,000	409,906
Daniel Boone, PA, School District Rev., 5%, 8/15/32 (Prerefunded 8/15/18)	160,000	181,056
Daniel Boone, PA, School District Rev., 5%, 8/15/32 (Prerefunded 8/15/18)	110,000	124,476
Daniel Boone, PA, School District Rev., 5%, 8/15/32	230,000	254,283
Deer Lakes, PA, School District, ASSD GTY, 5.375%, 4/01/34	1,275,000	1,452,952

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Northampton County, PA, Area School District, “A”, 5%, 10/01/33	$1,000,000	$1,150,090
Northampton County, PA, Area School District, “A”, 5%, 10/01/34	1,210,000	1,388,076
Pittsburgh, PA, School District, “B”, 5%, 9/01/21	1,000,000	1,181,110
Reading, PA, School District, “A”, 5%, 4/01/18	1,000,000	1,084,050
Reading, PA, School District, “A”, 5%, 4/01/20	665,000	742,027
Scranton, PA, School District, “A”, AGM, 5%, 7/15/27	1,340,000	1,433,438
West Chester, PA, Area School District, “A”, 5%, 5/15/22	640,000	782,643
West Chester, PA, Area School District, “A”, 5%, 5/15/24	500,000	627,360
Whitehall-Coplay, PA, School District, “A”, AGM, 5.375%, 11/15/34	1,000,000	1,097,110
		$13,731,164
Healthcare Revenue - Hospitals - 18.7%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), 5%, 9/01/18	$500,000	$563,465
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A”, 5.375%, 8/15/29	1,000,000	1,137,840
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A”, 5%, 11/01/40	1,500,000	1,665,855
Butler County, PA, Hospital Authority Rev. (Butler Health System), 7.25%, 7/01/39 (Prerefunded 7/01/19)	500,000	623,310
Centre County, PA, Hospital Authority Rev. (Mount Nittany Medical Center), 6.25%, 11/15/41	500,000	592,960
Chester County, PA, Health & Educational Facilities Authority Rev. (Chester County Junior High School), “A”, 5%, 5/15/40	1,000,000	1,112,350
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.75%, 6/01/20	750,000	878,100
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	305,000	337,418
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	705,000	812,590
Geisinger Authority, PA, Health System Rev., “A”, 5.125%, 6/01/34	1,000,000	1,116,240
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/28	500,000	583,300

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	$165,000	$194,009
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	150,000	175,755
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/25	335,000	381,026
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	390,000	451,214
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5%, 11/15/18	165,000	165,109
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 11/15/35	450,000	450,275
Lehigh County, PA, General Purpose Authority Hospital Rev. (Lehigh Valley Hospital), NATL, 7%, 7/01/16	85,000	88,600
Lycoming County, PA, Health Authority Rev. (Susquehanna Health System), “A”, 5.75%, 7/01/39	750,000	823,200
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	105,000	123,871
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5%, 1/01/27	250,000	260,890
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), 5.125%, 1/01/37	250,000	259,805
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	20,000	21,653
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 8/15/40	500,000	557,125
Pennsylvania Higher Educational Facilities Authority Rev. (University of Pittsburg Medical Center), “E”, 5%, 5/15/19	730,000	831,638
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (The Children’s Hospital of Philadelphia), “C”, 5%, 7/01/25	1,000,000	1,154,110
Pocono Mountains, PA, Industrial Park Authority Rev. (St. Luke’s Hospital - Monroe Project), “A”, 5%, 8/15/40	500,000	567,490
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 5%, 9/01/39	810,000	904,325
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 6%, 6/01/25 (Prerefunded 6/01/18)	430,000	497,063
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), 6%, 6/01/25	320,000	356,106

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Southcentral, PA, General Authority Rev. (WellSpan Health Obligated Group), “A”, 5%, 6/01/44	$1,000,000	$1,128,420
St. Mary Hospital Authority, PA, Health System Rev. (Catholic Health East), “A”, 5%, 11/15/33	500,000	566,570
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 11/15/39	155,000	183,836
West Shore, PA, Hospital Authority Rev. (Holy Spirit Hospital), “B”, 5.625%, 1/01/32	500,000	598,880
Westmoreland County, PA, Industrial Development Authority Rev. (Excela Health Project), 5.125%, 7/01/30	1,000,000	1,100,420
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	485,000	503,668
		$21,768,486
Healthcare Revenue - Long Term Care - 3.2%
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 1/01/37	$300,000	$304,326
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 12/01/22	250,000	258,113
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/40	500,000	537,685
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 1/01/41	500,000	520,845
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 1/01/39	500,000	558,085
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/35	500,000	566,425
Montgomery County, PA, Industrial Development Authority Retirement Community Rev. (Lanier Village Estates, Inc.), “A-1”, 6.25%, 11/15/29	250,000	286,790
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/50	400,000	404,124
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	65,000	76,481
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	105,000	122,502
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	10,000	11,764
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	70,000	83,086
		$3,730,226

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Human Services - 0.1%
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 9/01/24	$110,000	$110,705

Industrial Revenue - Other - 1.1%
Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Rev. (Procter & Gamble), 5.375%, 3/01/31	$1,000,000	$1,248,220

Miscellaneous Revenue - Other - 1.6%
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	$145,000	$156,258
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	225,000	241,481
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	580,000	610,427
Pennsylvania Economic Development Financing Authority, (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/34	750,000	829,553
		$1,837,719
Sales & Excise Tax Revenue - 1.0%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	$580,000	$688,234
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	120,000	127,966
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	135,000	147,817
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 8/01/40	380,000	274,550
		$1,238,567
Single Family Housing - Local - 0.4%
Allegheny County, PA, Residential Financing Authority, Single Family Mortgage Rev., “VV”, GNMA, 4.95%, 11/01/37	$520,000	$530,390

Single Family Housing - State - 0.9%
Pennsylvania Housing Finance Agency, Single Family Mortgage Rev., “97-A”, 4.5%, 10/01/22	$1,000,000	$1,026,210

Solid Waste Revenue - 0.6%
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/19	$205,000	$205,209
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/32	500,000	552,975
		$758,184

Issuer	Shares/Par	Value ($)

State & Local Agencies - 3.7%
Commonwealth Financing Authority Rev., “A-2”, 5%, 6/01/36	$1,500,000	$1,666,560
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/18	815,000	913,982
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.925%, 6/01/37	730,000	617,989
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/23 (Prerefunded 7/01/18)	60,000	68,695
Pennsylvania Industrial Development Authority, Economic Development Authority Rev., 5.5%, 7/01/23	440,000	497,504
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/34	500,000	577,385
		$4,342,115
Tax - Other - 1.0%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 5/01/35	$750,000	$817,560
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	140,000	156,225
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	45,000	49,920
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	125,000	143,123
		$1,166,828
Tax Assessment - 0.2%
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/35	$225,000	$229,451

Tobacco - 2.0%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	$430,000	$362,039
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/37	665,000	549,583
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	755,000	899,371
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	310,000	310,744
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	165,000	126,106
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/21	80,000	80,011
		$2,327,854
Toll Roads - 1.4%
Delaware River Port Authority Rev., 5%, 1/01/29	$1,145,000	$1,326,723
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	140,000	174,698

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Toll Roads - continued
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	$110,000	$134,605
		$1,636,026
Transportation - Special Tax - 1.0%
Pennsylvania Turnpike Commission (Motor License Fund), “B”, 5%, 12/01/30	$1,000,000	$1,124,490

Universities - Colleges - 15.3%
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), 5%, 3/01/33	$1,250,000	$1,357,150
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, 5%, 3/01/32	500,000	574,115
Allegheny County, PA, Higher Education Building Authority Rev. (Duquesne University), “A”, SYNCORA, 5%, 3/01/24	1,000,000	1,043,340
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 10/15/38	250,000	275,398
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.75%, 10/15/40	500,000	548,015
Crawford County, PA, Industrial Development Authority, College Rev., “A”, 6%, 11/01/31	250,000	285,010
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), 5%, 11/01/26	1,000,000	1,090,340
Cumberland County, PA, Municipal Authority College Rev. (Dickinson College), “HH1”, 5%, 11/01/39	300,000	326,178
Delaware County, PA, Authority University Rev. (Neumann University), 5.25%, 10/01/31	565,000	607,059
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 10/01/34	750,000	846,008
Delaware County, PA, Authority University Rev. (Villanova University), 5.25%, 12/01/31	350,000	399,018
Erie, PA, Higher Education Building Authority Rev. (Gannon University), “A”, 5.5%, 5/01/40	1,000,000	1,090,420
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 4/01/29	1,050,000	1,188,401
Lancaster, PA, Higher Education Authority College Rev. (Franklin & Marshall College), 5%, 4/15/37	500,000	548,085
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 12/01/17	505,000	559,474
Northampton County, PA, General Purpose Authority Rev. (Lafayette College), 5%, 11/01/34	250,000	277,560
Northampton County, PA, General Purpose Authority Rev. (Lehigh University), 5.5%, 11/15/33	500,000	570,695

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), NATL, 5%, 5/01/37	$630,000	$683,815
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5.25%, 5/01/27	500,000	526,565
Pennsylvania Higher Educational Facilities Authority Rev. (La Salle University), “A”, 5%, 5/01/37	500,000	517,230
Pennsylvania Higher Educational Facilities Authority Rev. (Philadelphia University), 5.5%, 6/01/20	500,000	520,460
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 11/01/41	500,000	562,990
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	95,000	81,804
Snyder County, PA, Higher Education Authority Rev. (Susquehanna University), 5%, 1/01/38	1,000,000	1,097,400
Washington County, PA, Industrial Development Authority College Rev. (Washington Jefferson College), 5.25%, 11/01/30	1,000,000	1,140,760
Wilkes-Barre, PA, Finance Authority Rev. (The University of Scranton), 5%, 11/01/35	1,000,000	1,095,620
		$17,812,910
Universities - Dormitories - 3.2%
Clarion County, PA, Industrial Development Authority Student Housing Rev. (Clarion University Foundation, Inc.), “A”, 5%, 7/01/45	$1,000,000	$1,061,520
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/46	1,000,000	1,063,890
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 7/01/43	1,000,000	1,097,270
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 10/01/43	500,000	561,405
		$3,784,085
Universities - Secondary Schools - 2.7%
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41	$345,000	$433,782
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 4/01/37	500,000	541,440
Philadelphia, PA, Authority for Industrial Development Rev. (Global Leadership Academy Charter School), 6.375%, 11/15/40	500,000	539,520

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Secondary Schools - continued
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 8/01/35	$665,000	$731,952
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/43	400,000	410,864
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/43	400,000	446,988
		$3,104,546
Utilities - Investor Owned - 2.4%
Clarion County, PA, Industrial Development Authority, Water Facility Rev. (Pennsylvania American Water Co.), 5.5%, 12/01/39	$1,000,000	$1,106,230
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	415,000	490,974
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (Put Date 8/01/16)	110,000	116,054
Pennsylvania Economic Development Financing Authority, Water Facilities Rev. (Aqua Pennsylvania, Inc.), “A”, 5%, 10/01/39	1,000,000	1,128,840
		$2,842,098
Utilities - Municipal Owned - 1.5%
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	$315,000	$357,390
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/39	95,000	110,264
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/44	105,000	121,309
Philadelphia, PA, Gas Works Rev., 5.25%, 8/01/40	1,000,000	1,130,630
		$1,719,593
Utilities - Other - 1.9%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	$545,000	$751,631
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/38	280,000	384,728
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	420,000	477,229
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	235,000	273,827

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	$255,000	$288,655
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	75,000	82,910
		$2,258,980
Water & Sewer Utility Revenue - 6.1%
Allegheny County, PA, Sanitation Authority Sewer Rev., AGM, 5%, 6/01/40	$1,000,000	$1,140,410
Bucks County, PA, Water & Sewer Authority, Water System Rev., 5%, 12/01/33	1,000,000	1,127,080
Clairton, PA, Municipal Authority Sewer Rev., “B”, 5%, 12/01/42	500,000	540,595
Erie, PA, Water Authority Rev., AGM, 5%, 12/01/49	750,000	844,208
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/20	45,000	51,793
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/21	120,000	139,852
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/40	260,000	290,100
Harrisburg, PA, Water Authority Rev., 5.25%, 7/15/31	1,000,000	1,003,810
Philadelphia, PA, Water & Wastewater Rev., “A”, 5.25%, 1/01/32	1,000,000	1,113,760
St. Mary’s, PA, Water Authority Rev., 5.15%, 2/01/30	750,000	829,845
		$7,081,453
Total Municipal Bonds (Identified Cost, $103,286,395)		$112,625,706

Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	1,736,542	$1,736,542
Total Investments (Identified Cost, $105,022,937)		$114,362,248

Other Assets, Less Liabilities - 1.9%		2,227,544
Net Assets - 100.0%		$116,589,792

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/15

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 95.5%

Issuer	Shares/Par	Value ($)

Airport Revenue - 3.2%
Charleston County, SC, Airport District Rev., “A”, 5.25%, 7/01/21	$2,000,000	$2,370,416
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	220,000	245,843
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	155,000	172,510
Horry County, SC, Airport Rev. (Myrtle Beach International Airport), “A”, 5%, 7/01/40	2,250,000	2,498,445
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	90,000	100,050
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	10,000	11,441
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	75,000	83,181
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	120,000	132,781
		$5,614,667
General Obligations - General Purpose - 8.0%
Aiken County, SC, County Administration Building Project, 5%, 3/01/25	$910,000	$1,080,043
Charleston County, SC, General Obligation, Transportation Sales Tax, 5%, 11/01/20	2,000,000	2,388,300
Clinton, SC, Laurens County School District, ASSD GTY, 6.125%, 3/01/33	1,000,000	1,171,890
Guam Government, “A”, 5.25%, 11/15/37	280,000	286,098
Guam Government, “A”, 7%, 11/15/39	50,000	59,044
Richland County, SC, General Obligation, “B”, 5%, 3/01/23	1,000,000	1,237,920
South Carolina, State Highway, “A”, 5%, 6/01/18	3,000,000	3,383,790
York County, SC, 5%, 11/01/20	2,675,000	3,192,479
York County, SC, 5%, 11/01/21	1,000,000	1,213,580
		$14,013,144
General Obligations - Schools - 9.4%
Anderson County, SC, School District, “A”, 5%, 3/01/21	$1,065,000	$1,276,104
Anderson County, SC, School District, “A”, 5%, 3/01/26	1,240,000	1,566,157
Chesterfield County, SC, School District, 5%, 3/01/25	3,000,000	3,535,200
Lexington County, SC, School District No. 1, “A”, 5%, 3/01/23	1,030,000	1,262,708
Oconee County, GA, General Obligation, “A”, 5%, 3/01/19	465,000	534,531
Oconee County, GA, General Obligation, “A”, 5%, 3/01/22	805,000	978,944

Issuer	Shares/Par	Value ($)

General Obligations - Schools - continued
Orangeburg County, SC, Consolidated School District, 4%, 4/01/19	$1,315,000	$1,457,848
Richland County, SC, School District No. 1, “A”, 5%, 3/01/25	2,000,000	2,388,660
Richland County, SC, School District No. 1, “A”, 5%, 3/01/29	3,000,000	3,494,220
		$16,494,372
Healthcare Revenue - Hospitals - 16.9%
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	$400,000	$442,516
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	925,000	1,066,164
Florence County, SC, Hospital Rev. (McLeod Regional Medical Center), “A”, 5%, 11/01/37	3,000,000	3,366,900
Greenville, SC, Hospital Systems, Hospital Facilities Rev., 6%, 5/01/20	3,400,000	3,886,370
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), 5.375%, 10/01/39	1,000,000	1,119,390
Greenwood County, SC, Hospital Rev. (Self Regional Healthcare), “B”, 5%, 10/01/31	1,950,000	2,181,543
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/28	550,000	641,630
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	480,000	597,773
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	155,000	182,251
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	180,000	210,906
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	605,000	699,961
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	865,000	1,004,810
Lexington County, SC, Health Services District, Inc., Hospital Rev., 5%, 11/01/32	1,500,000	1,619,805
Lexington County, SC, Health Services District, Inc., Hospital Rev., Refunding & Improvement, 5%, 11/01/26	500,000	578,060
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	465,000	483,781
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	400,000	454,672

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6.125%, 10/01/39	$445,000	$501,733
Richmond, IN, Hospital Authority Rev. (Reid Hospital), “A”, 6.5%, 1/01/29 (Prerefunded 1/01/19)	585,000	695,027
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/39 (Prerefunded 9/01/18)	915,000	1,137,016
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Anmed Health), “B”, ASSD GTY, 5.5%, 2/01/38	1,500,000	1,694,175
South Carolina Jobs & Economic Development Authority, Hospital Facilities Rev. (Tuomey Health), CIFG, 5%, 11/01/30	375,000	344,115
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Conway Hospital, Inc.), 5%, 7/01/37	1,250,000	1,364,063
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 8/01/39	275,000	302,332
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), “A”, 5.25%, 8/01/30	1,000,000	1,151,240
South Dakota Health & Educational Facilities Authority Rev. (Sanford Obligated Group), “B”, 5%, 11/01/44	175,000	196,817
Spartanburg County, SC, Regional Health Services District, “A”, 5%, 4/15/37	2,000,000	2,204,060
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	105,000	122,282
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	255,000	297,394
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39 (Prerefunded 2/15/19)	945,000	1,138,990
		$29,685,776
Healthcare Revenue - Long Term Care - 1.0%
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 11/15/47	$224,867	$222,623
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 11/15/47	152,775	15,012
South Carolina Jobs & Economic Development Authority, Health & Facilities Rev., First Mortgage (Wesley Commons), 5.125%, 10/01/26	400,000	403,156
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5%, 5/01/43	750,000	773,663

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Long Term Care - continued
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 5/01/48	$250,000	$258,018
		$1,672,472
Industrial Revenue - Chemicals - 0.6%
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 1/01/24	$1,000,000	$1,002,670

Industrial Revenue - Other - 0.6%
Calhoun County, SC, Solid Waste Disposal Facilities Rev. (Carolina Eastman Co.), ETM, 6.75%, 5/01/17	$1,000,000	$1,119,210

Industrial Revenue - Paper - 0.7%
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/23	$1,000,000	$1,079,550
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	100,000	123,288
		$1,202,838
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	$45,000	$51,478

Multi-Family Housing Revenue - 0.6%
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5%, 2/20/38	$1,000,000	$1,021,170

Port Revenue - 0.2%
South Carolina Ports Authority, Ports Rev., 5.25%, 7/01/40	$250,000	$282,598

Sales & Excise Tax Revenue - 0.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$725,000	$832,133
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	200,000	218,988
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	395,000	276,559
		$1,327,680
Single Family Housing - State - 1.7%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/26	$830,000	$835,752
South Carolina Housing, Finance & Development Authority Rev., 5.55%, 7/01/38	200,000	206,532
South Carolina Housing, Finance & Development Authority Rev., “A-2”, AMBAC, 5.15%, 7/01/37	815,000	821,862
South Carolina Housing, Finance & Development Authority Rev., “C-2”, AGM, 4.6%, 7/01/32	1,160,000	1,170,742
		$3,034,888

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Solid Waste Revenue - 0.6%
Three Rivers, SC, Solid Waste Authority Rev., 5%, 10/01/28 (Prerefunded 10/01/17)	$1,000,000	$1,104,920

State & Local Agencies - 8.6%
Berkeley County, SC, General Obligation, “A”, 5%, 3/01/24	$1,000,000	$1,242,500
Berkeley County, SC, School District Special Obligation, 5%, 12/01/20	800,000	928,136
Berkeley County, SC, School District Special Obligation, 5%, 12/01/21	1,000,000	1,171,520
Charleston County, SC, Special Source Rev., “C”, 5%, 12/01/21	1,000,000	1,196,970
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), 5%, 12/01/31	3,720,000	3,998,182
Charleston, SC, Educational Excellence Finance Corp. Rev. (Charleston County School District Project), “B”, 5%, 12/01/30	2,000,000	2,361,740
Greenville County, SC, School District Installment Purchase Rev., AGM, 5%, 12/01/28	680,000	723,085
Lexington County, SC, One School Facilities Corp. Installment Purchase Rev. (School District No.1 SC Project), 5%, 12/01/30	725,000	831,930
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	290,000	340,585
Scago, SC, Educational Facilities Installment Purchase Rev. (School District of Pickens County Project), 5%, 12/01/28	2,000,000	2,345,140
		$15,139,788
Tax - Other - 4.2%
Greenville County, SC, Hospitality Tax Rev., AGM, 5%, 4/01/22	$1,025,000	$1,187,083
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/29	750,000	848,820
Greenville County, SC, Tourism Public Facilities Corp., Hospitality Tax, 4.75%, 4/01/30	500,000	568,175
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	180,000	200,860
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	60,000	66,560
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	160,000	183,197
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/24	585,000	686,369
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/29	585,000	659,939
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/32	2,100,000	2,316,405
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/34	580,000	643,365
		$7,360,773

Issuer	Shares/Par	Value ($)

Tax Assessment - 0.2%
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 12/01/37	$385,000	$388,265

Tobacco - 1.7%
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	$525,000	$442,024
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-2”, 5.3%, 6/01/37	840,000	694,210
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	850,000	1,012,537
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	235,000	179,606
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	920,000	705,612
		$3,033,989
Toll Roads - 0.6%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	$335,000	$389,829
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	535,000	587,510
		$977,339
Transportation - Special Tax - 2.3%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/26	$735,000	$757,087
South Carolina Transportation Infrastructure Rev., “A”, 5%, 10/01/23	2,825,000	3,329,263
		$4,086,350
Universities - Colleges - 4.3%
College of Charleston, SC, Academic & Administrative Facilities Rev., “B”, 5%, 4/01/22	$1,205,000	$1,439,638
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	200,000	228,220
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	75,000	66,099
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	125,000	107,636
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 10/01/31	55,000	45,118

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 10/01/42	$30,000	$24,698
South Carolina Educational Facilities Authority (Wofford College), 5.25%, 4/01/32	1,000,000	1,065,650
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/35	1,000,000	1,133,960
University of South Carolina, Athletic Facilities Rev., “A”, 5.5%, 5/01/38	1,000,000	1,108,480
University of South Carolina, Athletic Facilities Rev., “A”, 5%, 5/01/40	2,000,000	2,267,920
		$7,487,419
Universities - Dormitories - 2.3%
University of South Carolina, Higher Education Rev., “A”, 5%, 6/01/35	$2,555,000	$2,901,177
University of South Carolina, Higher Education Rev., “A”, 5%, 6/01/39	1,000,000	1,099,540
		$4,000,717
Universities - Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/42	$220,000	$241,745

Utilities - Investor Owned - 0.6%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	$800,000	$946,456
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (Put Date 8/01/16)	150,000	158,256
		$1,104,712
Utilities - Municipal Owned - 8.1%
Easley, SC, Utility Rev., AGM, 5.25%, 12/01/31	$2,500,000	$2,802,825
Easley, SC, Utility Rev., ASSD GTY, 5%, 12/01/34	2,325,000	2,654,290
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/24	860,000	1,028,113
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/39	145,000	168,297
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/44	170,000	196,404
Piedmont, SC, Municipal Power Agency, NATL, 6.25%, 1/01/21	2,700,000	3,346,353
Piedmont, SC, Municipal Power Agency, “C”, AGM, 5%, 1/01/30	1,000,000	1,117,390
South Carolina Public Service Authority Rev., “A”, 5.5%, 1/01/38	2,500,000	2,838,775
		$14,152,447
Utilities - Other - 2.1%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	$685,000	$944,711
Nebraska Central Plains Energy Project, Gas Project Rev., “3”, 5%, 9/01/42	790,000	867,878
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 11/15/28	130,000	166,993

Issuer	Shares/Par	Value ($)

Utilities - Other - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	$270,000	$312,895
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	290,000	337,914
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	570,000	677,992
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	330,000	373,553
		$3,681,936
Water & Sewer Utility Revenue - 16.1%
Charleston, SC, Waterworks & Sewer Rev., Capital Improvement, 5%, 1/01/35	$1,000,000	$1,138,540
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/25	580,000	672,875
Columbia, SC, Waterworks & Sewer Systems Rev., “A”, 5%, 2/01/36	3,000,000	3,412,020
Columbia, SC, Waterworks and Sewer System Rev., 5%, 2/01/20	120,000	140,382
Columbia, SC, Waterworks and Sewer System Rev., 5%, 2/01/21	400,000	476,320
Dorchester County, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 10/01/29	1,000,000	1,121,850
Greenville, SC, Renewable Water Resource Sewer Systems Rev., “A”, 5%, 1/01/24	1,000,000	1,149,950
Greenwood, SC, Sewer Systems Rev., AGM, 5%, 10/01/30	1,000,000	1,108,880
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/40	315,000	351,468
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/30	500,000	598,030
Kershaw County, SC, Waterworks System Rev. (Lugoff Water District), “B”, 5%, 7/01/35	500,000	588,065
Laurens County, SC, Water & Sewer Commission, Waterworks District (Rabon Creek), “A”, 5%, 3/01/32	1,405,000	1,498,938
Lexington, SC, Waterworks & Sewer Systems Rev., ASSD GTY, 5%, 1/15/39	2,000,000	2,287,400
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	50,000	55,380
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	30,000	33,303
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	70,000	77,590
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	60,000	65,863
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “AA”, 5%, 6/15/44	885,000	1,014,909
North Charleston, SC, Sewer District, 5%, 7/01/39	3,425,000	3,955,122

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/34	$2,000,000	$2,307,460
Spartanburg, SC, Sanitary Sewer District Convertible Rev., “B”, 5%, 3/01/33	1,000,000	1,137,720
Spartanburg, SC, Waterworks Rev., ASSD GTY, 5%, 6/01/39	2,000,000	2,260,140
Spartanburg, SC, Waterworks Rev., “A”, AGM, 5%, 6/01/17	2,040,000	2,231,434
Sumter, SC, Waterworks & Sewer Systems Rev., SYNCORA, 5%, 12/01/25	540,000	594,135
		$28,277,774
Total Municipal Bonds (Identified Cost, $155,449,235)		$167,561,137

Money Market Funds - 4.9%

Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	8,648,818	$8,648,818
Total Investments (Identified Cost, $164,098,053)		$176,209,955

Other Assets, Less Liabilities - (0.4)%		(687,315)
Net Assets - 100.0%		$175,522,640

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/15

MFS TENNESSEE MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.0%

Issuer	Shares/Par	Value ($)
Airport Revenue - 2.2%
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “A”, ASSD GTY, 5%, 7/01/39	$1,000,000	$1,125,804
Memphis-Shelby County, TN, Airport Authority Facilities Rev., “D”, 5%, 7/01/25	1,000,000	1,147,230
		$2,273,034
General Obligations - General Purpose - 17.8%
Chattanooga, TN, “B”, 4%, 10/01/23	$1,325,000	$1,505,889
Guam Government, “A”, 5.25%, 11/15/37	215,000	219,683
Johnson City, TN, 5%, 6/01/31	1,000,000	1,124,060
Memphis, TN, “A”, 5%, 11/01/22	1,500,000	1,836,195
Memphis, TN, “B”, 5%, 4/01/34	1,025,000	1,190,907
Metropolitan Government of Nashville & Davidson County, TN, 5%, 7/01/21	2,000,000	2,367,100
Metropolitan Government of Nashville & Davidson County, TN, 5%, 1/01/28 (Prerefunded 1/01/18)	2,000,000	2,221,640
Pigeon Forge, TN, Industrial Development Board, Public Facilities, 5%, 6/01/34	1,000,000	1,125,580
Shelby County, TN, “A”, 4.75%, 3/01/18	200,000	222,386
Shelby County, TN, “A”, 5%, 3/01/28	2,000,000	2,350,000
State of Tennessee, “A”, 5%, 10/01/29	1,500,000	1,751,115
Sumner County, TN, 5%, 6/01/21	1,300,000	1,561,027
Williamson County, TN, School District, “A”, 4%, 3/01/19	1,015,000	1,126,173
		$18,601,755
General Obligations - Schools - 0.9%
Williamson County, TN, School District, 5%, 4/01/26	$740,000	$949,191

Healthcare Revenue - Hospitals - 14.0%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5%, 10/01/44	$1,000,000	$1,099,970
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/45	500,000	566,170
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “D”, 6.25%, 10/01/33	1,000,000	1,157,290
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	295,000	326,356
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	680,000	783,775
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44 (Prerefunded 8/15/19)	405,000	504,371
Jackson, TN, Hospital Rev. (Jackson-Madison Project), 5.625%, 4/01/38	1,000,000	1,103,200

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Johnson City, TN, Health & Education Financing Authority Rev. (Johnson City Medical Center Hospital), ETM, NATL, 5%, 7/01/18	$165,000	$165,652
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), “A”, 5.5%, 7/01/31	400,000	421,784
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	790,000	913,998
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	265,000	307,832
Knox County, TN, Health, Educational & Housing Facility Board Hospital Rev. (Covenant Health), “A”, 5%, 1/01/24	1,000,000	1,180,510
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Covenant Health), Capital Appreciation, “A”, AGM, 0%, 1/01/41	900,000	252,504
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	675,000	702,263
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Variety Children’s Hospital), “A”, 6%, 8/01/30	85,000	100,276
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	510,000	579,707
Rutherford County, TN, Health & Educational Facilities Board Rev. (Ascension Health Senior Credit Group), “C”, 5%, 11/15/40	1,500,000	1,670,325
Shelby County, TN, Health, Educational & Housing Facilities Board Rev. (Methodist Healthcare), “B”, AGM, 5.25%, 9/01/27	1,500,000	1,653,135
St. Petersburg, FL, Health Facilities Authority Rev., 6.5%, 11/15/39	170,000	201,627
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39 (Prerefunded 2/15/19)	785,000	946,145
		$14,636,890
Healthcare Revenue - Long Term Care - 3.0%
Blount County, TN, Health & Educational Facilities Board Rev. (Asbury, Inc.), “A”, 5.125%, 4/01/23	$395,000	$403,651
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2/15/43	1,000,000	1,036,810
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board Rev. (The Blakeford at Green Hills), 5%, 7/01/37	1,000,000	1,072,090

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
Shelby County, TN, Health, Educational & Housing Board Residential Care Facility Mortgage Rev. (Village at Germantown), 5.25%, 12/01/49	$550,000	$571,307
		$3,083,858
Miscellaneous Revenue - Entertainment & Tourism - 2.8%
Memphis-Shelby County, TN, Sports Authority, Inc. Rev., “B”, 5.375%, 11/01/29	$2,500,000	$2,898,200

Miscellaneous Revenue - Other - 5.8%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Jackson Lab), 5.75%, 7/01/37 (Prerefunded 7/01/15)	$1,000,000	$1,033,900
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 8/01/17	340,000	339,997
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/21	535,000	634,863
Metropolitan Government of Nashville & Davidson County, TN, Sports Authority Rev., Public Improvement, “A”, 5%, 8/01/23	1,205,000	1,462,810
Metropolitan Nashville Airport Authority, Special Facilities Rev. (Aero Nashville LLC Project), 5.2%, 7/01/26	880,000	957,422
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	515,000	542,017
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/40	980,000	1,124,060
		$6,095,069
Multi-Family Housing Revenue - 1.0%
Knoxville, TN, Community Development Corp., 5%, 7/01/24	$1,000,000	$1,003,450

Sales & Excise Tax Revenue - 1.3%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	$480,000	$569,573
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	300,000	335,895
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	120,000	131,393
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	250,000	175,038
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, 0%, 8/01/56	2,820,000	174,276
		$1,386,175
Single Family Housing - State - 2.9%
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 7/01/26	$900,000	$910,962
Tennessee Housing Development Agency Rev., Homeownership Program, 5%, 7/01/29	715,000	750,557

Issuer	Shares/Par	Value ($)
Single Family Housing - State - continued
Tennessee Housing Development Agency Rev., Homeownership Program, “2”, 4.55%, 7/01/24	$1,235,000	$1,311,842
		$2,973,361
State & Agency - Other - 1.0%
Hardeman County, TN, Industrial Development Board Rev., “B”, ASSD GTY, 5%, 6/01/40	$1,000,000	$1,063,690

State & Local Agencies - 7.2%
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/20	$700,000	$810,138
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 10/01/24	1,000,000	1,155,650
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/33 (Prerefunded 5/01/18)	360,000	405,680
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/33	1,640,000	1,837,817
Tennessee School Bond Authority, “A”, 5%, 11/01/43	1,000,000	1,138,360
Tennessee School Bond Authority, “C”, AGM, 5%, 5/01/32	2,000,000	2,161,940
		$7,509,585
Tax - Other - 0.8%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$150,000	$167,384
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	50,000	55,467
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/25	250,000	284,780
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/25	245,000	281,449
		$789,080
Tobacco - 1.7%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$200,000	$238,244
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	260,000	260,624
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	190,000	145,213
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	550,000	421,834
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/31	750,000	750,015
		$1,815,930
Toll Roads - 0.6%
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	$200,000	$232,734
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	320,000	351,408
		$584,142

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Transportation - Special Tax - 0.6%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “CC”, AGM, 5.5%, 7/01/28	$600,000	$646,278

Universities - Colleges - 7.7%
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.625%, 10/01/39	$500,000	$549,250
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/40	250,000	273,160
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 4%, 9/01/23	1,000,000	1,105,470
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/28	500,000	575,965
Franklin County, TN, Health & Educational Facilities Board Rev. (University of the South), 5%, 9/01/30	375,000	428,010
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board, 5%, 10/01/34	2,500,000	2,877,900
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 10/01/41	120,000	136,932
Shelby County, TN, Health Educational & Housing Facilities Rev. (Rhodes College) , 5%, 8/01/40	750,000	870,818
Shelby County, TN, Health Educational & Housing Facilities Rev. (Rhodes College), 5.5%, 8/01/40	1,000,000	1,192,700
		$8,010,205
Universities - Secondary Schools - 0.1%
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 12/01/42	$130,000	$142,849

Utilities - Municipal Owned - 10.0%
Chattanooga, TN, Electric Rev., “A”, 5%, 9/01/33	$2,000,000	$2,211,040
Citizens Gas Utility District, TN, Gas Rev., 5%, 5/01/35	1,000,000	1,086,320
Clarksville, TN, Electric System Rev., “A”, 5%, 9/01/34	1,250,000	1,425,025
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	300,000	340,371
Guam Power Authority Rev., “A”, 5.5%, 10/01/40	470,000	528,915
Johnson City, TN, Electric Rev., AGM, 5%, 5/01/29	1,000,000	1,104,760
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	195,000	228,249
Memphis, TN, Electric Systems Rev., 5%, 12/01/34	1,000,000	1,174,960

Issuer	Shares/Par	Value ($)
Utilities - Municipal Owned - continued
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “A”, 5%, 5/15/39	$2,000,000	$2,334,460
		$10,434,100
Utilities - Other - 1.8%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	$225,000	$260,746
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	115,000	134,000
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/23	85,000	99,960
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	1,200,000	1,427,352
		$1,922,058
Water & Sewer Utility Revenue - 10.8%
Clarksville, TN, Water, Sewer & Gas Rev., 5%, 2/01/29	$1,000,000	$1,152,220
Harpeth Valley, TN, Utilities District, Davidson & Williamson Counties Rev., FGIC, 5.25%, 9/01/37	1,000,000	1,086,920
Knoxville, TN, Waste Water System Rev., “B”, 5%, 4/01/21	1,150,000	1,374,871
Memphis, TN, Sanitary Sewerage System Rev., 5%, 10/01/21	865,000	1,018,875
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., 5%, 7/01/32	2,000,000	2,323,640
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Rev., “A”, AGM, 5.25%, 1/01/22	1,365,000	1,666,911
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	30,000	33,228
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	20,000	22,202
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	45,000	49,879
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	35,000	38,420
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	65,000	85,240
South Blount County, TN, Utility District Waterworks Rev., AGM, 5%, 12/01/33	2,140,000	2,446,191
		$11,298,597
Total Municipal Bonds (Identified Cost, $90,713,024)		$98,117,497

Portfolio of Investments – continued

Money Market Funds - 3.2%

Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	3,310,314	$3,310,314
Total Investments (Identified Cost, $94,023,338)		$101,427,811

Other Assets, Less Liabilities - 2.8%		2,947,385
Net Assets - 100.0%		$104,375,196

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/15

MFS VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 100.0%

Issuer	Shares/Par	Value ($)
Airport Revenue - 3.5%
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	$855,000	$988,500
Metropolitan Washington, DC, Airport Authority Rev., 5.375%, 10/01/28	1,500,000	1,674,472
Metropolitan Washington, DC, Airport Authority Rev., “A”, NATL, 5%, 10/01/35	3,000,000	3,058,230
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/23	2,000,000	2,272,740
Norfolk, VA, Airport Authority Rev., AGM, 5%, 7/01/24	1,000,000	1,156,320
Virginia Resources Authority, Airport Rev., “B”, 5.125%, 8/01/27	720,000	722,621
		$9,872,883
General Obligations - General Purpose - 13.5%
Arlington County, VA, General Obligation, “A”, 5%, 8/01/22	$1,950,000	$2,394,015
Chesapeake, VA, “B”, 5%, 6/01/23	1,930,000	2,282,746
Guam Government, “A”, 6.75%, 11/15/29	925,000	1,060,725
Guam Government, “A”, 5.25%, 11/15/37	540,000	551,761
Guam Government, “A”, 7%, 11/15/39	110,000	129,896
Isle Wight County, VA, “A”, 4%, 4/01/20	1,045,000	1,179,000
Loudoun County , VA, General Obligation Public Improvement, “A”, 5%, 12/01/22	3,000,000	3,706,470
Loudoun County , VA, General Obligation Public Improvement, “B”, 5%, 11/01/18	5,500,000	6,272,970
Lynchburg, VA, Public Improvement, 5%, 12/01/23	1,000,000	1,180,140
Lynchburg, VA, Public Improvement, 5%, 6/01/26	1,000,000	1,224,140
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/22	1,255,000	1,520,244
Portsmouth, VA, General Obligation Public Improvement, “A”, 5%, 2/01/32	500,000	582,220
Richmond, VA, General Obligation Public Improvement, “A”, 5%, 3/01/19	1,250,000	1,434,838
Richmond, VA, Public Improvement, “A”, 5%, 3/01/24	1,785,000	2,178,914
Richmond, VA, Public Improvement, “A”, 5%, 3/01/28	220,000	261,540
Richmond, VA, Public Improvement, “B”, 5%, 7/15/20	1,685,000	1,993,406
Stafford County, VA, General Obligation Public Improvement, 5%, 7/01/22	555,000	673,731
Suffolk, VA, General Obligation, 5%, 12/01/21	3,330,000	4,046,450
Suffolk, VA, General Obligation, 5%, 12/01/22	2,480,000	3,060,022
Virginia Beach, VA, Public Improvement, “B”, 5%, 4/01/22	2,000,000	2,445,340
		$38,178,568
Healthcare Revenue - Hospitals - 17.1%
Charlotte County, VA, Industrial Development Authority Rev. (Halifax Hospital), 5%, 9/01/37	$1,000,000	$1,057,050

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health System Project), “A”, 5.5%, 5/15/35	$1,500,000	$1,710,540
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health System Project), “A”, 5%, 5/15/44	2,000,000	2,287,900
Fairfax County, VA, Industrial Development Authority Rev. (Inova Health System Project), “C”, 5%, 5/15/25	500,000	570,850
Fauquier County, VA, Industrial Development Authority Hospital Authority Rev. (Fauquier Hospital Obligation Group), “B”, 5.25%, 10/01/37	2,000,000	2,224,840
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/31	750,000	829,755
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Mary Washington Healthcare Obligated Group), 5%, 6/15/33	1,000,000	1,101,410
Fredericksburg, VA, Economic Development Authority, Hospital Facilities Rev. (Medicorp Health System), 5.25%, 6/15/19	1,125,000	1,251,439
Henrico County, VA, Economic Development Authority Rev. (Bon Secours Health Systems, Inc.), “B-2”, AGM, 5.25%, 11/01/42	1,705,000	1,932,686
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), NATL, 6.25%, 8/15/20	1,500,000	1,683,345
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44	970,000	1,207,999
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	375,000	440,929
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 7/01/41	395,000	462,822
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	1,635,000	1,701,038
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	635,000	721,792
Norfolk, VA, Economic Development Authority Health Care Facilities Rev. (Sentara Healthcare), “B”, 5%, 11/01/36	2,875,000	3,281,180
Roanoke, VA, Economic Development Authority, Hospital Rev. (Carilion Medical Center), 5%, 7/01/33	2,385,000	2,671,582

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Hospitals - continued
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), “B”, 5%, 7/01/38 (Prerefunded 7/01/20)	$45,000	$53,197
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Carilion Health Systems), “B”, N, 5%, 7/01/38	2,955,000	3,288,531
Roanoke, VA, Industrial Development Authority, Hospital Rev. (Roanoke Memorial Hospital), “B”, ETM, NATL, 6.125%, 7/01/17	2,315,000	2,465,035
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/39 (Prerefunded 9/01/18)	1,805,000	2,242,965
Virginia Small Business Financing Authority, Healthcare Facility Rev. (Sentra Healthcare), 5%, 11/01/40	4,000,000	4,519,360
Virginia Small Business Financing Authority, Hospital Rev. (Wellmont Health Project), ‘‘A’’, 5.25%, 9/01/37	2,000,000	2,099,320
Washington County, VA, Industrial Development Authority, Hospital Facilities Rev. (Mountain States Health Alliance), “C”, 7.5%, 7/01/29	1,400,000	1,644,608
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	220,000	256,210
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	530,000	618,113
Winchester, VA, Economic Development Authority, Hospital Rev. (Valley Health System Obligated Group), “A”, 5%, 1/01/44	2,000,000	2,248,380
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39 (Prerefunded 2/15/19)	1,880,000	2,265,926
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/31	1,280,000	1,329,267
		$48,168,069
Healthcare Revenue - Long Term Care - 1.9%
Albemarle County, VA, Economic Development Authority, Residential Care Facilities Rev. (Westminster-Canterbury Blue Ridge), “A”, 5%, 1/01/42	$1,000,000	$1,046,330
Chesterfield County, VA, Health Center Commission Residential Care Facility, 6.25%, 12/01/38	750,000	624,878
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/24	395,000	429,898
Henrico County, VA, Economic Development Authority Rev., Residential Care Facility (Virginia United Methodist Homes, Inc.), 5%, 6/01/25	385,000	416,489

Issuer	Shares/Par	Value ($)
Healthcare Revenue - Long Term Care - continued
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 10/01/48 (a)	$200,800	$8,737
Lexington, VA, Industrial Development Authority Residential Care Facilities (Kendal at Lexington), “A”, 5.5%, 1/01/37	1,000,000	1,022,660
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), 5.375%, 1/01/46	500,000	517,115
Suffolk, VA, Industrial Development Authority, Retirement Facilities Rev. (Lake Prince Center, Inc.), 5.3%, 9/01/31	750,000	756,780
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	175,000	205,910
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	265,000	309,173
		$5,337,970
Industrial Revenue - Paper - 0.1%
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/34	$100,000	$122,547
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	130,000	160,274
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/19 (a)(d)	1,683,272	17
		$282,838
Miscellaneous Revenue - Other - 0.0%
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	$80,000	$91,517

Multi-Family Housing Revenue - 5.9%
Arlington County, VA, Industrial Development Authority Rev. (Colonial Village), FNMA, 5.15%, 11/01/31 (Put Date 11/01/19)	$2,705,000	$2,759,262
Virginia Housing Development Authority Rev., “C”, 5.625%, 11/01/38	1,355,000	1,389,241
Virginia Housing Development Authority Rev., “D”, 4.6%, 7/01/33	1,000,000	1,005,810
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5.5%, 6/01/30	1,450,000	1,555,053
Virginia Housing Development Authority Rev., Rental Housing, “B”, 5%, 6/01/45	3,050,000	3,219,702
Virginia Housing Development Authority Rev., Rental Housing, “E”, 4.8%, 10/01/39	3,000,000	3,134,130
Virginia Housing Development Authority Rev., Rental Housing, “F”, 4.8%, 4/01/37	1,330,000	1,410,505
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5%, 4/01/45	2,125,000	2,243,065
		$16,716,768

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Port Revenue - 1.6%
Virginia Port Authority Facilities Rev, “A”, 5%, 7/01/31	$3,000,000	$3,448,770
Virginia Port Authority Facilities Rev., FGIC, 5%, 7/01/36	1,000,000	1,002,490
		$4,451,260
Sales & Excise Tax Revenue - 0.8%
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/41	$1,320,000	$1,515,056
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/28 (Prerefunded 8/01/19)	40,000	47,216
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5.25%, 8/01/40	825,000	596,063
		$2,158,335
Single Family Housing - State - 2.6%
California Housing Finance Agency Rev. (Home Mortgage), “I”, 4.7%, 8/01/26	$1,370,000	$1,379,494
Virginia Housing Development Authority Commonwealth, “B”, 4.75%, 7/01/32	2,000,000	2,027,280
Virginia Housing Development Authority Rev., Rental Housing, “F”, 5.1%, 1/01/41	3,770,000	4,030,658
		$7,437,432
State & Local Agencies - 11.2%
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.925%, 6/01/37	$1,915,000	$1,621,162
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/33	500,000	590,285
Fairfax County, VA, Economic Development Authority Facilities Rev. (County Facilities Projects), “A”, 5%, 10/01/34	1,000,000	1,176,920
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/35	1,000,000	1,144,610
Montgomery County, VA, Industrial Development Authority (Public Facilities Project), 5%, 2/01/29	500,000	546,855
Powhatan County, VA, 5%, 1/15/32	2,500,000	2,823,150
Stafford County, VA, Economic Development Authority Lease Rev., 5%, 4/01/33 (Prerefunded 4/01/18)	2,400,000	2,678,880
Stafford County, VA, Economic Development Authority Lease Rev., 5%, 4/01/33	600,000	657,078
Virginia College Building Authority, Educational Facilities Rev., 5%, 2/01/23	2,140,000	2,618,739
Virginia College Building Authority, Educational Facilities Rev. (21st Century College & Equipment), “A”, 5%, 2/01/29	1,500,000	1,698,525
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 9/01/34	2,500,000	2,938,875
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “A”, 5%, 9/01/27	3,000,000	3,536,760

Issuer	Shares/Par	Value ($)
State & Local Agencies - continued
Virginia College Building Authority, Educational Facilities Rev. (Public Higher Education Financing), “B”, 5%, 9/01/20	$3,000,000	$3,543,630
Virginia Public Building Authority, Public Facilities Rev., “B”, 5.25%, 8/01/28	1,000,000	1,122,590
Virginia Public Building Authority, Public Facilities Rev., “B”, 5%, 8/01/29	950,000	1,089,299
Virginia Public Building Authority, Public Facilities Rev., “B-3”, 4%, 8/01/21	1,000,000	1,138,240
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/19	1,175,000	1,360,885
Virginia Public School Authority (1997 Resolution), “A”, 5%, 8/01/30	1,000,000	1,166,580
Virginia Resource Authority Infrastructure Rev. (Virginia Pooled Financing Program), “A”, 5%, 8/01/29 (Prerefunded 8/01/19)	100,000	116,119
		$31,569,182
Tax - Other - 1.5%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$365,000	$407,300
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	120,000	133,120
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	830,000	946,026
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	250,000	270,245
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	285,000	305,970
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	250,000	275,998
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, 5%, 10/01/29	1,645,000	1,805,420
		$4,144,079
Tax Assessment - 0.3%
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/43	$750,000	$787,635

Tobacco - 2.7%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 6/01/34	$275,000	$222,632
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6%, 6/01/42	1,110,000	927,916
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 6/01/47	1,230,000	1,091,564
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 6/01/47	100,000	84,195
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	1,575,000	1,876,172
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	740,000	741,776
Virgin Islands Tobacco Settlement Financing Corp., 5%, 5/15/21	295,000	295,041

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Tobacco - continued
Virginia Tobacco Settlement Financing Corp., 5.625%, 6/01/15	$1,000,000	$1,009,080
Virginia Tobacco Settlement Financing Corp., “B-1”, 5%, 6/01/47	2,000,000	1,443,820
		$7,692,196
Toll Roads - 2.3%
Metropolitan Washington, DC, Airports Authority Rev. Senior Lien (Dulles Toll Road), 5%, 10/01/53	$2,000,000	$2,138,460
Virginia Small Business Financing Authority Rev. (95 Express Lanes LLC), 5%, 7/01/34	2,500,000	2,689,325
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 1/01/37	565,000	657,474
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 1/01/42	905,000	993,826
		$6,479,085
Transportation - Special Tax - 2.9%
Commonwealth of Virginia, Transportation Board Grant Anticipation Rev., “A”, 5%, 9/15/27	$2,000,000	$2,340,300
Commonwealth of Virginia, Transportation Board Rev., “A”, 4%, 9/15/26	1,000,000	1,096,000
Virginia Port Authority, Port Fund Rev., 5%, 7/01/32	1,200,000	1,381,128
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.25%, 7/01/29	1,485,000	1,697,622
Washington, DC, Metropolitan Area Transit Authority Gross Rev., “A”, 5.125%, 7/01/32	1,365,000	1,565,846
		$8,080,896
Universities - Colleges - 7.7%
Amherst, VA, Industrial Development Authority Rev. (Educational Facilities Sweet Briar), 5%, 9/01/26	$1,770,000	$1,753,238
Massachusetts Development Finance Agency Rev. (Suffolk University), 5%, 7/01/30	615,000	660,387
Prince William County, VA, Industrial Development Authority Rev. (George Mason University Foundation Prince William Life Sciences Lab), 5.5%, 9/01/34	1,000,000	1,171,380
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	230,000	198,051
University of Virginia (University Rev.), 5%, 9/01/25	3,760,000	4,451,765
University of Virginia, General Rev. Pledge Refunding, “A”, 5%, 6/01/43	685,000	794,305
Virginia College Building Authority, Educational Facilities Rev. (Marymount University Project), “A”, 5%, 7/01/35	1,000,000	1,070,320

Issuer	Shares/Par	Value ($)
Universities - Colleges - continued
Virginia College Building Authority, Educational Facilities Rev. (Regent University), 5%, 6/01/26	$2,000,000	$2,043,360
Virginia College Building Authority, Educational Facilities Rev. (Richmond University), “A”, 5%, 3/01/21	2,115,000	2,518,394
Virginia College Building Authority, Educational Facilities Rev. (Roanoke College), 4.5%, 4/01/37	2,180,000	2,295,584
Virginia College Building Authority, Educational Facilities Rev. (Washington & Lee University), NATL, 5.25%, 1/01/31	1,000,000	1,269,110
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/29	2,500,000	2,941,625
Virginia Small Business Financing Authority, Educational Facilities Rev. (Roanoke College), 5.5%, 4/01/33	500,000	573,640
		$21,741,159
Universities - Secondary Schools - 0.7%
Alexandria, VA, Industrial Development Authority, Educational Facilities Rev. (Episcopal High School), “A”, 5%, 1/01/40	$1,900,000	$2,091,729

Utilities - Municipal Owned - 3.2%
Bristol, VA, Utility Systems Rev., ETM, AGM, 5.75%, 7/15/16	$240,000	$256,798
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	785,000	890,637
Guam Power Authority Rev., “A”, 5.5%, 10/01/40	1,250,000	1,406,688
Long Island, NY, Power Authority, Electric Systems Rev., “A”, 6%, 5/01/33	470,000	550,140
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/23	60,000	56,018
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/24	260,000	241,176
Puerto Rico Electric Power Authority Rev., “KK”, NATL, 5.5%, 7/01/16	20,000	20,655
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/17	15,000	15,479
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/20	5,000	5,115
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/24	10,000	9,999
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/30	30,000	27,473
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/18	20,000	20,149
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/27	185,000	173,199
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/27	2,555,000	3,039,888
Richmond, VA, Public Utility Rev., “A”, 5%, 1/15/38	2,000,000	2,311,980
		$9,025,394

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)
Utilities - Other - 1.3%
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	$945,000	$1,073,766
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	555,000	643,173
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	290,000	337,914
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/24	215,000	253,457
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	1,140,000	1,355,984
		$3,664,294
Water & Sewer Utility Revenue - 19.2%
Fairfax County, VA, Water Authority Rev., 5%, 4/01/28	$1,000,000	$1,180,560
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/20	60,000	69,058
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/21	175,000	203,950
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/40	620,000	691,777
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/33	1,255,000	1,384,466
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/33 (Prerefunded 4/01/18)	745,000	835,331
Hampton Roads, VA, Sanitation District Wastewater Rev., 5%, 4/01/38	3,750,000	4,136,850
James City, VA, Water & Sewer Rev., 5%, 1/15/40	1,290,000	1,411,170
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	80,000	88,608
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	50,000	55,505
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	110,000	121,927
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	100,000	109,771
Norfolk, VA, Water Rev., 5%, 11/01/28	1,000,000	1,162,040
Norfolk, VA, Water Rev., 4.75%, 11/01/38	4,000,000	4,419,600
Upper Occoquan, VA, Sewage Authority Regional Sewage Rev., 5%, 7/01/41	2,000,000	2,194,460
Virginia Beach, VA, Water & Sewer System Rev., 5%, 10/01/22	1,310,000	1,609,322
Virginia Resource Authority Infrastructure Rev. (Virginia Pooled Financing Program), “A”, 5%, 11/01/25	3,850,000	4,707,395
Virginia Resources Authority, Clean Water Rev., 4.75%, 10/01/27 (Prerefunded 10/01/17)	3,000,000	3,293,880
Virginia Resources Authority, Clean Water Rev., 5%, 10/01/31	1,000,000	1,151,160
Virginia Resources Authority, Infrastructure Rev., 5.25%, 11/01/33	2,180,000	2,452,064

Issuer	Shares/Par	Value ($)
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Infrastructure Rev., 5%, 11/01/38	$2,035,000	$2,277,369
Virginia Resources Authority, Infrastructure Rev. (Virginia Pooled Funding Program), “B”, 5%, 11/01/40	1,400,000	1,608,824
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/38 (Prerefunded 11/01/18)	565,000	644,484
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5%, 11/01/25 (Prerefunded 11/01/21)	40,000	48,483
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5.25%, 11/01/33 (Prerefunded 11/01/18)	715,000	821,864
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, 5.25%, 11/01/33 (Prerefunded 11/01/18)	105,000	120,573
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/25 (u)	1,245,000	1,495,357
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/27 (u)	5,755,000	6,860,996
Virginia Resources Authority, Infrastructure Rev., Pooled Financing Program, “B”, 5%, 11/01/28 (u)	3,000,000	3,552,089
Virginia Resources Authority, Infrastructure Rev., Unrefunded Balance, 5%, 11/01/25	1,555,000	1,846,298
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/33	2,245,000	1,151,820
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/34	2,250,000	1,099,845
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/35	1,950,000	910,397
Virginia Resources Authority, Water & Sewer Systems Rev. (Turkahoe Creek Project), Capital Appreciation, 0%, 11/01/36	1,250,000	557,563
		$54,274,856
Total Municipal Bonds (Identified Cost, $263,474,101)		$282,246,145

Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	2,885,858	$2,885,858
Total Investments (Identified Cost, $266,359,959)		$285,132,003

Other Assets, Less Liabilities - (1.0)%		(2,897,922)
Net Assets - 100.0%		$282,234,081

See Portfolio Footnotes and Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

3/31/15

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.7%

Issuer	Shares/Par	Value ($)

Airport Revenue - 0.5%
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	$155,000	$173,203
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	110,000	122,427
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	60,000	66,700
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	70,000	80,089
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	55,000	60,999
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	85,000	94,053
		$597,471
General Obligations - General Purpose - 3.9%
Guam Government, “A”, 6.75%, 11/15/29	$35,000	$40,136
Guam Government, “A”, 5.25%, 11/15/37	250,000	255,445
Guam Government, “A”, 7%, 11/15/39	45,000	53,139
State of West Virginia, 4%, 6/01/22	2,000,000	2,229,120
State of West Virginia, 4%, 6/01/23	2,000,000	2,215,700
		$4,793,540
General Obligations - Schools - 8.3%
Hancock County, WV, Board of Education, 5%, 5/01/19	$1,130,000	$1,295,263
Hancock County, WV, Board of Education, 4.5%, 5/01/32	1,405,000	1,522,177
Monongalia County, WV, Board of Education, 5%, 5/01/29	1,000,000	1,157,830
Monongalia County, WV, Board of Education, 5%, 5/01/31	2,000,000	2,296,120
Putnam County, WV, Board of Education, 4%, 5/01/20	2,500,000	2,817,000
Putnam County, WV, Board of Education, 4%, 5/01/25	1,000,000	1,086,630
		$10,175,020
Healthcare Revenue - Hospitals - 15.9%
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 8/15/36	$725,000	$835,642
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 5/01/28	450,000	524,970
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44 (Prerefunded 8/15/19)	420,000	523,051
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5.75%, 6/01/25	340,000	386,713

Issuer	Shares/Par	Value ($)

Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	$410,000	$474,354
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 3/01/45	290,000	336,873
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	725,000	754,283
Massachusetts Health & Educational Facilities Authority Rev. (Caregroup, Inc.), 5.125%, 7/01/38	675,000	726,449
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/39	855,000	971,955
Monongalia County, WV, Building Commission Hospital Rev. (Monongalia General Hospital), 6.5%, 7/01/41	1,100,000	1,318,559
Princeton, WV, Hospital Rev. (Princeton Community Hospital), “A”, 5%, 5/01/27	750,000	839,318
West Virginia Hospital Finance Authority, Hospital Rev. (Camden Clark Memorial Hospital), ASSD GTY, 5.875%, 2/15/34	1,000,000	1,136,860
West Virginia Hospital Finance Authority, Hospital Rev. (Charleston Area Medical Center), “A”, 5%, 9/01/28	1,000,000	1,147,080
West Virginia Hospital Finance Authority, Hospital Rev. (Charleston Area Medical Center), “A”, ETM, 6.5%, 9/01/23	2,000,000	2,461,620
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 10/01/38	500,000	525,445
West Virginia Hospital Finance Authority, Hospital Rev. (United Hospital Center, Inc.), “A”, AMBAC, 5%, 6/01/22	2,500,000	2,611,675
West Virginia Hospital Finance Authority, Hospital Rev. (Valley Health System Obligation Group), 5%, 1/01/44	1,000,000	1,117,760
West Virginia Hospital Finance Authority, Hospital Rev. (West Virginia United Health System), “A”, 5.5%, 6/01/44	1,460,000	1,685,964
West Virginia Hospital Finance Authority, Hospital Rev. (West Virginia United Health System), “E”, 5.625%, 6/01/35	1,000,000	1,123,740
		$19,502,311
Miscellaneous Revenue - Other - 9.8%
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/20	$605,000	$704,238
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/40	140,000	150,870

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Miscellaneous Revenue - Other - continued
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	$215,000	$230,749
New York Liberty Development Corp., Liberty Rev. (7 World Trade Center Project), 5%, 9/15/40	1,085,000	1,244,495
West Virginia Building Commission, Lease Rev. (WV Regional Jail), “A”, AMBAC, 5.375%, 7/01/18	6,595,000	7,232,802
West Virginia, Higher Education Policy Commission Rev. (Community & Technology-Capital Improvement), “A”, 5%, 7/01/39	2,200,000	2,481,468
		$12,044,622
Sales & Excise Tax Revenue - 2.4%
Guam Government Business Privilege Tax Rev., “A”, 5.25%, 1/01/36	$335,000	$375,083
Guam Government Business Privilege Tax Rev., “A”, 5.125%, 1/01/42	790,000	874,546
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/16	110,000	117,302
Guam Government Business Privilege Tax Rev., “C”, 5%, 11/15/17	125,000	136,868
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/31	1,000,000	1,266,060
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., 5.25%, 8/01/57	280,000	196,042
		$2,965,901
Single Family Housing - Local - 1.1%
West Virginia Housing Development Fund, “C”, 4.7%, 11/01/35	$635,000	$689,312
West Virginia Housing Development Fund, “C”, 4.9%, 11/01/43	585,000	631,034
		$1,320,346
Single Family Housing - State - 1.3%
West Virginia Housing Development Fund Rev., “A”, 1.7%, 11/01/18	$1,310,000	$1,317,035
West Virginia Housing Development Fund Rev., “A”, 2.95%, 11/01/21	300,000	316,209
		$1,633,244
State & Local Agencies - 9.6%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/34	$545,000	$624,663
West Virginia Building Commission, Lease Rev., “B”, AMBAC, 5.375%, 7/01/18	1,545,000	1,694,417
West Virginia Economic Development Authority, Auto Lease Rev., 5.2%, 5/01/33	1,000,000	1,003,820
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), 5%, 6/01/22	1,000,000	1,175,230
West Virginia Economic Development Authority, Lease Rev. (Correctional Juvenile Public Safety Facilities), “A”, 5%, 6/01/29	2,000,000	2,295,040

Issuer	Shares/Par	Value ($)

State & Local Agencies - continued
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/25	$645,000	$647,696
West Virginia Economic Development Authority, Lease Rev. (State Office Building), “B”, NATL, 5.25%, 1/01/30	1,355,000	1,360,352
West Virginia Hospital Finance Authority, Hospital Rev. (Veterans Nursing Home), 5.5%, 3/01/34	795,000	795,875
West Virginia School Building Authority Rev., “A”, FGIC, 5%, 7/01/20	2,000,000	2,189,420
		$11,786,513
Tax - Other - 8.3%
Guam Government Ltd. Obligation Rev., “A”, 5.375%, 12/01/24	$160,000	$178,542
Guam Government Ltd. Obligation Rev., “A”, 5.625%, 12/01/29	55,000	61,013
Virgin Islands Public Finance Authority Rev. (Diageo), “A”, 6.625%, 10/01/29	360,000	410,324
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/24	415,000	486,911
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/29	415,000	468,162
Virgin Islands Public Finance Authority Rev., “A”, 5%, 10/01/34	420,000	465,885
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/29	110,000	118,908
Virgin Islands Public Finance Authority Rev., “A-1”, 5%, 10/01/39	120,000	128,830
Virgin Islands Public Finance Authority Rev., “B”, AGM, 5%, 10/01/25	280,000	318,954
Virgin Islands Public Finance Authority Rev., “B”, 5%, 10/01/25	110,000	121,439
Virgin Islands Public Finance Authority Rev., Matching Fund Loan Note, “A”, AGM, 5%, 10/01/25	275,000	315,912
West Virginia Economic Development Authority, Lottery Rev., “A”, 5%, 6/15/40	2,475,000	2,823,876
West Virginia Housing Development Fund, “A”, 3.8%, 11/01/24	1,200,000	1,275,216
West Virginia School Building Authority, Excess Lottery Rev., 5%, 7/01/26	1,000,000	1,112,830
West Virginia School Building Authority, Excess Lottery Rev., 5%, 7/01/28	750,000	832,095
West Virginia School Building Authority, Excess Lottery Rev., “B”, 5%, 7/01/30	1,000,000	1,157,700
		$10,276,597
Tax Assessment - 0.6%
Morgantown, WV, Tax Increment Rev., Parking Garage Project, “A”, 5%, 6/01/33	$455,000	$455,441
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 6/01/34	300,000	309,879
		$765,320

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Tobacco - 0.7%
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	$620,000	$738,556
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	190,000	145,213
		$883,769
Toll Roads - 0.3%
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	$155,000	$193,415
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	120,000	146,842
		$340,257
Transportation - Special Tax - 0.5%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., “AA-1”, AGM, 4.95%, 7/01/26	$560,000	$576,828

Universities - Colleges - 19.4%
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/21	$380,000	$438,512
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/22	400,000	464,784
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/23	420,000	483,021
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/24	440,000	501,477
Concord University, WV, Board of Governors Rev., AGM, 5%, 6/01/19	355,000	399,659
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/24	765,000	920,846
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/25	805,000	973,148
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/26	840,000	1,003,733
Fairmont State University, WV, Board of Governors Rev., “A”, 5%, 6/01/32	4,035,000	4,478,890
Marshall University, WV, University Rev., 5%, 5/01/30	2,000,000	2,277,220
Marshall University, WV, University Rev., 5%, 5/01/41	1,000,000	1,117,510
New York Dormitory Authority Rev. (New York University), “1”, AMBAC, 5.5%, 7/01/40	555,000	744,627
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Educational Facilities Rev. (University Plaza), “A”, NATL, 5%, 7/01/21	1,270,000	1,272,184
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 5%, 10/01/31	110,000	110,628

Issuer	Shares/Par	Value ($)

Universities - Colleges - continued
Shepherd University Board of Governors, WV Rev. (Residence Facilities Projects), NATL, 5%, 6/01/35	$1,675,000	$1,686,792
West Virginia University Rev. (West Virginia University Project), “A”, 5%, 10/01/35	1,000,000	1,144,990
West Virginia University, University Systems Rev., “A”, NATL, 5.5%, 4/01/20	1,700,000	2,030,021
West Virginia University, University Systems Rev., “A”, NATL, 5.25%, 4/01/28	3,035,000	3,762,763
		$23,810,805
Utilities - Investor Owned - 2.2%
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	$470,000	$556,043
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (Put Date 8/01/16)	340,000	358,714
Pleasants County, WV, Pollution Control Rev. (Allegheny Community), “F”, 5.25%, 10/15/37	300,000	317,964
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company- Amos Project), “A”, FRN, 1.9%, 3/01/40 (Put Date 4/01/19)	1,500,000	1,491,120
		$2,723,841
Utilities - Municipal Owned - 1.3%
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/33	$435,000	$508,019
Guam Power Authority Rev., “A”, AGM, 5%, 10/01/24	605,000	723,265
Guam Power Authority Rev., “A”, 5.5%, 10/01/30	325,000	368,735
		$1,600,019
Utilities - Other - 1.8%
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	$615,000	$848,171
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	480,000	545,405
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/21	245,000	283,923
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	125,000	145,653
Tennessee Energy Acquisition Corp., Gas Rev., “C”, 5%, 2/01/21	290,000	328,274
Texas Gas Acquisition & Supply Corp III., Gas Supply Rev., 5%, 12/15/31	70,000	77,383
		$2,228,809
Water & Sewer Utility Revenue - 10.8%
Berkeley County, WV, Public Service Sewer District, “A”, 5%, 3/01/47	$1,000,000	$1,057,640
Berkeley County, WV, Public Service Sewer District, “C”, BAM, 4.5%, 10/01/32	1,500,000	1,661,775
Fairmont, WV, Waterworks Rev., AMBAC, 5.25%, 7/01/22	200,000	228,070

Portfolio of Investments – continued

Municipal Bonds - continued

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.625%, 7/01/40	$515,000	$574,622
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/29	20,000	22,656
Guam Waterworks Authority Rev. (Water and Wastewater System), “A”, 5%, 7/01/35	20,000	22,402
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	35,000	38,766
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	20,000	22,202
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	50,000	55,422
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	40,000	43,908
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	75,000	98,354
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “AA”, 5%, 6/15/44	625,000	716,744

Issuer	Shares/Par	Value ($)

Water & Sewer Utility Revenue - continued
West Virginia Water Development Authority Rev. (Loan Program IV), “A”, AGM, 5%, 11/01/44	$2,000,000	$2,050,140
West Virginia Water Development Authority Rev. (Loan Program IV), “B”, AMBAC, 5.125%, 11/01/24	2,140,000	2,200,134
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/38	3,000,000	3,399,090
Wheeling, WV, Combined Waterworks and Sewerage System Rev., 5%, 6/01/43	1,000,000	1,129,950
		$13,321,875
Total Municipal Bonds (Identified Cost, $113,166,561)		$121,347,088

Money Market Funds - 3.0%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	3,623,362	$3,623,362
Total Investments (Identified Cost, $116,789,923)		$124,970,450

Other Assets, Less Liabilities - (1.7)%		(2,082,063)
Net Assets - 100.0%		$122,888,387

Portfolio Footnotes:

(a)	Non-income producing security.
(d)	In default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities for the MFS New York Municipal Bond Fund was $741,863, representing 0.4% of net assets.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit
Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
CIFG	CDC IXIS Financial Guaranty
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 3/31/15

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$79,678,302	$167,403,638	$308,122,253	$103,286,395
Underlying affiliated funds, at cost and net asset value	392,651	11,356,169	7,496,659	1,736,542
Total investments, at identified cost	$80,070,953	$178,759,807	$315,618,912	$105,022,937
Unrealized appreciation (depreciation)	6,946,367	16,088,153	27,155,512	9,339,311
Total investments, at value	$87,017,320	$194,847,960	$342,774,424	$114,362,248
Receivables for
Investments sold	626,655	1,630,000	—	920,000
Fund shares sold	5,228	207,671	288,200	24,595
Interest	1,069,041	2,526,153	4,687,120	1,676,945
Receivable from distributor	30	—	—	—
Other assets	637	1,146	1,826	797
Total assets	$88,718,911	$199,212,930	$347,751,570	$116,984,585

Liabilities
Payables for
Distributions	$31,975	$76,055	$132,292	$41,101
Investments purchased	907,052	3,679,067	4,906,980	—
Fund shares reacquired	98,591	201,833	400,837	233,353
Payable to affiliates
Investment adviser	1,768	3,874	6,752	2,337
Shareholder servicing costs	28,694	54,244	129,127	41,379
Distribution and service fees	—	3,198	5,630	2,471
Payable for independent Trustees’ compensation	2,796	3,667	6,088	2,774
Accrued expenses and other liabilities	65,627	73,485	83,891	71,378
Total liabilities	$1,136,503	$4,095,423	$5,671,597	$394,793
Net assets	$87,582,408	$195,117,507	$342,079,973	$116,589,792

Net assets consist of
Paid-in capital	$82,769,409	$184,726,761	$324,544,874	$112,127,400
Unrealized appreciation (depreciation) on investments	6,946,367	16,088,153	27,155,512	9,339,311
Accumulated net realized gain (loss) on investments	(2,180,630)	(5,768,218)	(9,819,115)	(4,959,553)
Undistributed net investment income	47,262	70,811	198,702	82,634
Net assets	$87,582,408	$195,117,507	$342,079,973	$116,589,792

Statements of Assets and Liabilities – continued

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net assets
Class A	$85,927,360	$164,566,257	$281,268,401	$110,377,961
Class B	1,655,048	5,459,344	4,737,917	6,211,831
Class C	—	25,091,906	56,073,655	—
Total net assets	$87,582,408	$195,117,507	$342,079,973	$116,589,792

Shares of beneficial interest outstanding
Class A	8,584,884	14,633,740	23,445,110	10,567,832
Class B	165,160	486,743	395,406	593,263
Class C	—	2,233,988	4,676,843	—
Total shares of beneficial interest outstanding	8,750,044	17,354,471	28,517,359	11,161,095

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$10.01	$11.25	$12.00	$10.44
Offering price per share (100 / 95.75 × net asset value per share)	$10.45	$11.75	$12.53	$10.90

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$10.02	$11.22	$11.98	$10.47

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$11.23	$11.99	$—

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Statements of Assets and Liabilities – continued

At 3/31/15	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Assets
Investments
Non-affiliated issuers, at identified cost	$155,449,235	$90,713,024	$263,474,101	$113,166,561
Underlying affiliated funds, at cost and net asset value	8,648,818	3,310,314	2,885,858	3,623,362
Total investments, at identified cost	$164,098,053	$94,023,338	$266,359,959	$116,789,923
Unrealized appreciation (depreciation)	12,111,902	7,404,473	18,772,044	8,180,527
Total investments, at value	$176,209,955	$101,427,811	$285,132,003	$124,970,450
Receivables for
Investments sold	149,085	2,675,239	—	776,235
Fund shares sold	409,691	59,858	148,973	104,538
Interest	2,270,651	1,403,159	3,856,803	1,700,062
Receivable from investment adviser	—	—	—	2,210
Other assets	1,068	765	1,623	821
Total assets	$179,040,450	$105,566,832	$289,139,402	$127,554,316

Liabilities
Payables for
Distributions	$37,583	$30,251	$108,473	$21,416
Investments purchased	3,148,888	874,215	1,063,340	4,406,023
Interest expense and fees	—	—	15,064	—
Fund shares reacquired	189,493	173,026	512,426	115,012
Payable to the holders of the floating rate certificates from trust assets	—	—	5,004,831	—
Payable to affiliates
Investment adviser	3,494	2,098	5,577	—
Shareholder servicing costs	58,039	41,743	104,702	49,232
Distribution and service fees	1,965	1,309	4,358	1,399
Payable for independent Trustees’ compensation	6,092	3,653	6,088	6,079
Accrued expenses and other liabilities	72,256	65,341	80,462	66,768
Total liabilities	$3,517,810	$1,191,636	$6,905,321	$4,665,929
Net assets	$175,522,640	$104,375,196	$282,234,081	$122,888,387

Net assets consist of
Paid-in capital	$170,682,075	$99,824,894	$271,433,729	$119,236,493
Unrealized appreciation (depreciation) on investments	12,111,902	7,404,473	18,772,044	8,180,527
Accumulated net realized gain (loss) on investments	(7,287,522)	(3,334,321)	(7,893,631)	(4,516,169)
Accumulated undistributed (distributions in excess of) net investment income	16,185	480,150	(78,061)	(12,464)
Net assets	$175,522,640	$104,375,196	$282,234,081	$122,888,387

Statements of Assets and Liabilities – continued

	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net assets
Class A	$170,887,412	$102,473,202	$255,204,790	$121,679,638
Class B	4,635,228	1,901,994	1,920,953	1,208,749
Class C	—	—	25,108,338	—
Total net assets	$175,522,640	$104,375,196	$282,234,081	$122,888,387

Shares of beneficial interest outstanding
Class A	13,905,235	9,607,187	22,304,248	10,714,217
Class B	377,372	178,469	167,985	106,475
Class C	—	—	2,194,916	—
Total shares of beneficial interest outstanding	14,282,607	9,785,656	24,667,149	10,820,692

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$12.29	$10.67	$11.44	$11.36
Offering price per share (100 / 95.75 × net asset value per share)	$12.84	$11.14	$11.95	$11.86

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$12.28	$10.66	$11.44	$11.35

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$—	$—	$11.44	$—

On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 3/31/15

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Net investment income
Interest	$3,831,558	$8,376,134	$14,902,302	$4,958,095
Dividends from underlying affiliated funds	926	2,836	3,299	2,020
Total investment income	$3,832,484	$8,378,970	$14,905,601	$4,960,115
Expenses
Management fee	$394,920	$860,616	$1,540,213	$529,617
Distribution and service fees	233,029	705,710	1,313,362	343,799
Shareholder servicing costs	63,181	127,743	276,216	100,964
Administrative services fee	23,023	38,198	60,253	27,386
Independent Trustees’ compensation	2,926	4,830	9,962	4,681
Custodian fee	24,509	37,899	51,209	32,348
Shareholder communications	8,287	12,750	19,575	12,336
Audit and tax fees	50,898	50,943	51,024	50,914
Legal fees	9,901	12,911	10,196	12,230
Miscellaneous	49,290	64,434	69,571	53,255
Total expenses	$859,964	$1,916,034	$3,401,581	$1,167,530
Fees paid indirectly	(1)	(4)	(7)	(5)
Reduction of expenses by investment adviser and distributor	(141,933)	(16,860)	(28,696)	(182,847)
Net expenses	$718,030	$1,899,170	$3,372,878	$984,678
Net investment income	$3,114,454	$6,479,800	$11,532,723	$3,975,437

Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(127,761)	$583,370	$302,393	$(198,091)
Change in unrealized appreciation (depreciation) on investments	$3,122,975	$8,219,620	$11,297,297	$5,382,978
Net realized and unrealized gain (loss) on investments	$2,995,214	$8,802,990	$11,599,690	$5,184,887
Change in net assets from operations	$6,109,668	$15,282,790	$23,132,413	$9,160,324

See Notes to Financial Statements

Statements of Operations – continued

Year ended 3/31/15	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Net investment income
Interest	$6,676,270	$4,328,348	$12,557,428	$5,172,888
Dividends from underlying affiliated funds	2,892	1,423	2,759	1,501
Total investment income	$6,679,162	$4,329,771	$12,560,187	$5,174,389
Expenses
Management fee	$779,359	$479,984	$1,297,660	$549,335
Distribution and service fees	469,335	281,262	924,723	314,466
Shareholder servicing costs	136,872	88,514	235,196	101,143
Administrative services fee	35,534	25,770	52,348	28,053
Independent Trustees’ compensation	5,265	4,617	9,799	5,115
Custodian fee	33,761	24,403	49,003	26,098
Shareholder communications	12,457	8,494	17,661	9,081
Audit and tax fees	50,939	50,907	50,994	50,916
Legal fees	15,132	10,173	9,719	10,349
Interest expense and fees	—	—	33,635	—
Miscellaneous	52,397	46,978	71,039	48,554
Total expenses	$1,591,051	$1,021,102	$2,751,777	$1,143,110
Fees paid indirectly	(2)	(1)	(4)	(9)
Reduction of expenses by investment adviser and distributor	(13,538)	(7,226)	(20,183)	(36,626)
Net expenses	$1,577,511	$1,013,875	$2,731,590	$1,106,475
Net investment income	$5,101,651	$3,315,896	$9,828,597	$4,067,914

Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(478,656)	$(407,811)	$(1,221,577)	$(803,467)
Change in unrealized appreciation (depreciation) on investments	$7,845,970	$4,316,728	$10,628,975	$5,138,843
Net realized and unrealized gain (loss) on investments	$7,367,314	$3,908,917	$9,407,398	$4,335,376
Change in net assets from operations	$12,468,965	$7,224,813	$19,235,995	$8,403,290

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 3/31/15	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$3,114,454	$6,479,800	$11,532,723	$3,975,437
Net realized gain (loss) on investments	(127,761)	583,370	302,393	(198,091)
Net unrealized gain (loss) on investments	3,122,975	8,219,620	11,297,297	5,382,978
Change in net assets from operations	$6,109,668	$15,282,790	$23,132,413	$9,160,324

Distributions declared to shareholders
From net investment income	$(3,054,047)	$(6,491,818)	$(10,957,227)	$(3,943,495)
Change in net assets from fund share transactions	$(2,936,635)	$1,450,895	$(10,207,779)	$(6,012,688)
Total change in net assets	$118,986	$10,241,867	$1,967,407	$(795,859)

Net assets
At beginning of period	87,463,422	184,875,640	340,112,566	117,385,651
At end of period	$87,582,408	$195,117,507	$342,079,973	$116,589,792
Undistributed net investment income included in net assets at end of period	$47,262	$70,811	$198,702	$82,634

Year ended 3/31/15	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$5,101,651	$3,315,896	$9,828,597	$4,067,914
Net realized gain (loss) on investments	(478,656)	(407,811)	(1,221,577)	(803,467)
Net unrealized gain (loss) on investments	7,845,970	4,316,728	10,628,975	5,138,843
Change in net assets from operations	$12,468,965	$7,224,813	$19,235,995	$8,403,290

Distributions declared to shareholders
From net investment income	$(5,137,897)	$(3,143,087)	$(9,256,777)	$(3,757,344)
Change in net assets from fund share transactions	$(3,361,574)	$(5,701,779)	$(12,814,881)	$(2,768,596)
Total change in net assets	$3,969,494	$(1,620,053)	$(2,835,663)	$1,877,350

Net assets
At beginning of period	171,553,146	105,995,249	285,069,744	121,011,037
At end of period	$175,522,640	$104,375,196	$282,234,081	$122,888,387
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$16,185	$480,150	$(78,061)	$(12,464)

See Notes to Financial Statements

Statements of Changes in Net Assets – continued

Year ended 3/31/14	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Change in net assets

From operations
Net investment income	$3,779,311	$7,655,588	$13,696,441	$5,226,137
Net realized gain (loss) on investments	(2,662,160)	(5,626,805)	(12,910,869)	(4,162,626)
Net unrealized gain (loss) on investments	(3,823,947)	(10,331,823)	(17,431,068)	(6,292,541)
Change in net assets from operations	$(2,706,796)	$(8,303,040)	$(16,645,496)	$(5,229,030)

Distributions declared to shareholders
From net investment income	$(3,710,214)	$(7,261,983)	$(12,997,029)	$(4,898,095)
From net realized gain on investments	(340,343)	—	(1,792,728)	—
Total distributions declared to shareholders	$(4,050,557)	$(7,261,983)	$(14,789,757)	$(4,898,095)
Change in net assets from fund share transactions	$(22,813,757)	$(31,377,132)	$(107,397,080)	$(36,084,012)
Total change in net assets	$(29,571,110)	$(46,942,155)	$(138,832,333)	$(46,211,137)

Net assets
At beginning of period	117,034,532	231,817,795	478,944,899	163,596,788
At end of period	$87,463,422	$184,875,640	$340,112,566	$117,385,651
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$48,362	$(13,603)	$104,572	$10,540

Year ended 3/31/14	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Change in net assets

From operations
Net investment income	$6,854,278	$3,978,879	$11,314,333	$4,891,072
Net realized gain (loss) on investments	(6,334,965)	(3,421,421)	(9,042,377)	(4,033,249)
Net unrealized gain (loss) on investments	(9,172,515)	(5,530,730)	(11,730,364)	(5,420,014)
Change in net assets from operations	$(8,653,202)	$(4,973,272)	$(9,458,408)	$(4,562,191)

Distributions declared to shareholders
From net investment income	$(6,574,481)	$(3,839,305)	$(11,082,069)	$(4,610,142)
Change in net assets from fund share transactions	$(41,009,798)	$(21,830,116)	$(69,086,950)	$(24,739,401)
Total change in net assets	$(56,237,481)	$(30,642,693)	$(89,627,427)	$(33,911,734)

Net assets
At beginning of period	227,790,627	136,637,942	374,697,171	154,922,771
At end of period	$171,553,146	$105,995,249	$285,069,744	$121,011,037
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$19,270	$482,630	$(73,117)	$(10,681)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS MISSISSIPPI MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.67	$10.27	$10.11	$9.37	$9.82

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.38	$0.39	$0.39	$0.41
Net realized and unrealized gain (loss) on investments	0.34	(0.57)	0.16	0.74	(0.44)
Total from investment operations	$0.69	$(0.19)	$0.55	$1.13	$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.38)	$(0.39)	$(0.40)
From net realized gain on investments	—	(0.04)	(0.01)	—	(0.02)
Total distributions declared to shareholders	$(0.35)	$(0.41)	$(0.39)	$(0.39)	$(0.42)
Net asset value, end of period (x)	$10.01	$9.67	$10.27	$10.11	$9.37
Total return (%) (r)(s)(t)(x)	7.18	(1.82)	5.43	12.23	(0.36)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.95	0.90	0.92	0.92
Expenses after expense reductions (f)	0.80	0.80	0.75	0.77	0.77
Net investment income	3.56	3.87	3.80	4.01	4.20
Portfolio turnover	16	19	12	14	15
Net assets at end of period (000 omitted)	$85,927	$85,405	$114,430	$114,748	$104,478

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.68	$10.28	$10.12	$9.38	$9.83

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31	$0.32	$0.33	$0.34
Net realized and unrealized gain (loss) on investments	0.33	(0.57)	0.15	0.73	(0.44)
Total from investment operations	$0.62	$(0.26)	$0.47	$1.06	$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.30)	$(0.30)	$(0.32)	$(0.33)
From net realized gain on investments	—	(0.04)	(0.01)	—	(0.02)
Total distributions declared to shareholders	$(0.28)	$(0.34)	$(0.31)	$(0.32)	$(0.35)
Net asset value, end of period (x)	$10.02	$9.68	$10.28	$10.12	$9.38
Total return (%) (r)(s)(t)(x)	6.47	(2.50)	4.67	11.47	(1.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	1.70	1.65	1.67	1.67
Expenses after expense reductions (f)	1.47	1.49	1.47	1.44	1.46
Net investment income	2.90	3.17	3.06	3.35	3.49
Portfolio turnover	16	19	12	14	15
Net assets at end of period (000 omitted)	$1,655	$2,059	$2,604	$2,078	$2,647
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.74	$11.50	$11.22	$10.34	$10.93

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.43	$0.43	$0.43	$0.47
Net realized and unrealized gain (loss) on investments	0.51	(0.79)	0.26	0.87	(0.60)
Total from investment operations	$0.90	$(0.36)	$0.69	$1.30	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.41)	$(0.42)	$(0.46)
Net asset value, end of period (x)	$11.25	$10.74	$11.50	$11.22	$10.34
Total return (%) (r)(s)(t)(x)	8.48	(3.04)	6.19	12.80	(1.31)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.88	0.86	0.88	0.87
Expenses after expense reductions (f)	0.87	0.88	0.86	0.88	0.87
Net investment income	3.51	3.94	3.73	3.99	4.30
Portfolio turnover	25	25	18	28	27
Net assets at end of period (000 omitted)	$164,566	$155,149	$188,291	$183,191	$171,142

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.71	$11.47	$11.19	$10.31	$10.90

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.34	$0.34	$0.35	$0.39
Net realized and unrealized gain (loss) on investments	0.51	(0.78)	0.26	0.87	(0.60)
Total from investment operations	$0.82	$(0.44)	$0.60	$1.22	$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.32)	$(0.34)	$(0.38)
Net asset value, end of period (x)	$11.22	$10.71	$11.47	$11.19	$10.31
Total return (%) (r)(s)(t)(x)	7.69	(3.77)	5.41	12.00	(2.04)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.61	1.63	1.62
Expenses after expense reductions (f)	1.63	1.63	1.61	1.63	1.62
Net investment income	2.76	3.20	2.98	3.26	3.56
Portfolio turnover	25	25	18	28	27
Net assets at end of period (000 omitted)	$5,459	$5,501	$7,019	$6,298	$8,178

See Notes to Financial Statements

Financial Highlights – continued

MFS NEW YORK MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.72	$11.48	$11.21	$10.33	$10.92

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.35	$0.34	$0.35	$0.38
Net realized and unrealized gain (loss) on investments	0.51	(0.79)	0.25	0.87	(0.59)
Total from investment operations	$0.82	$(0.44)	$0.59	$1.22	$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.32)	$(0.34)	$(0.38)
Net asset value, end of period (x)	$11.23	$10.72	$11.48	$11.21	$10.33
Total return (%) (r)(s)(t)(x)	7.68	(3.77)	5.31	11.97	(2.04)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.61	1.63	1.62
Expenses after expense reductions (f)	1.63	1.63	1.61	1.63	1.62
Net investment income	2.76	3.20	2.98	3.24	3.55
Portfolio turnover	25	25	18	28	27
Net assets at end of period (000 omitted)	$25,092	$24,225	$36,508	$32,962	$28,780
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.58	$12.38	$12.17	$11.18	$11.71

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.43	$0.42	$0.45	$0.49
Net realized and unrealized gain (loss) on investments	0.40	(0.76)	0.26	0.97	(0.55)
Total from investment operations	$0.82	$(0.33)	$0.68	$1.42	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.41)	$(0.40)	$(0.43)	$(0.47)
From net realized gain on investments	—	(0.06)	(0.07)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.40)	$(0.47)	$(0.47)	$(0.43)	$(0.47)
Net asset value, end of period (x)	$12.00	$11.58	$12.38	$12.17	$11.18
Total return (%) (r)(s)(t)(x)	7.13	(2.66)	5.59	12.92	(0.55)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.84	0.85	0.85
Expenses after expense reductions (f)	0.85	0.86	0.84	0.85	0.85
Net investment income	3.50	3.64	3.35	3.82	4.22
Portfolio turnover	16	17	18	24	20
Net assets at end of period (000 omitted)	$281,268	$278,717	$384,213	$357,793	$320,834

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.84	0.83	0.84

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.56	$12.37	$12.16	$11.17	$11.69

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.34	$0.33	$0.36	$0.40
Net realized and unrealized gain (loss) on investments	0.40	(0.77)	0.26	0.98	(0.53)
Total from investment operations	$0.73	$(0.43)	$0.59	$1.34	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.31)	$(0.35)	$(0.39)
From net realized gain on investments	—	(0.06)	(0.07)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.31)	$(0.38)	$(0.38)	$(0.35)	$(0.39)
Net asset value, end of period (x)	$11.98	$11.56	$12.37	$12.16	$11.17
Total return (%) (r)(s)(t)(x)	6.34	(3.47)	4.81	12.09	(1.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.59	1.60	1.60
Expenses after expense reductions (f)	1.61	1.62	1.59	1.60	1.60
Net investment income	2.76	2.89	2.61	3.08	3.46
Portfolio turnover	16	17	18	24	20
Net assets at end of period (000 omitted)	$4,738	$5,082	$7,618	$7,793	$8,296

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.59	1.58	1.59

See Notes to Financial Statements

Financial Highlights – continued

MFS NORTH CAROLINA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.57	$12.37	$12.17	$11.17	$11.70

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.34	$0.32	$0.36	$0.40
Net realized and unrealized gain (loss) on investments	0.40	(0.76)	0.26	0.98	(0.54)
Total from investment operations	$0.73	$(0.42)	$0.58	$1.34	$(0.14)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.31)	$(0.34)	$(0.39)
From net realized gain on investments	—	(0.06)	(0.07)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.31)	$(0.38)	$(0.38)	$(0.34)	$(0.39)
Net asset value, end of period (x)	$11.99	$11.57	$12.37	$12.17	$11.17
Total return (%) (r)(s)(t)(x)	6.33	(3.39)	4.72	12.18	(1.29)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.59	1.60	1.60
Expenses after expense reductions (f)	1.60	1.62	1.59	1.60	1.60
Net investment income	2.75	2.89	2.60	3.06	3.46
Portfolio turnover	16	17	18	24	20
Net assets at end of period (000 omitted)	$56,074	$56,314	$87,114	$75,895	$64,530

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.59	1.58	1.59
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.99	$10.63	$10.36	$9.53	$10.04

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.39	$0.40	$0.42	$0.43
Net realized and unrealized gain (loss) on investments	0.45	(0.66)	0.25	0.82	(0.52)
Total from investment operations	$0.80	$(0.27)	$0.65	$1.24	$(0.09)

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.38)	$(0.41)	$(0.42)
Net asset value, end of period (x)	$10.44	$9.99	$10.63	$10.36	$9.53
Total return (%) (r)(s)(t)(x)	8.10	(2.52)	6.35	13.27	(0.97)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.93	0.89	0.93	0.93
Expenses after expense reductions (f)	0.79	0.78	0.74	0.78	0.78
Net investment income	3.42	3.90	3.77	4.20	4.34
Portfolio turnover	23	21	15	21	21
Net assets at end of period (000 omitted)	$110,378	$110,449	$152,804	$133,328	$118,709

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.74	0.78	0.78

See Notes to Financial Statements

Financial Highlights – continued

MFS PENNSYLVANIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.02	$10.65	$10.39	$9.55	$10.06

Income (loss) from investment operations
Net investment income (d)	$0.27	$0.31	$0.32	$0.35	$0.36
Net realized and unrealized gain (loss) on investments	0.45	(0.65)	0.24	0.83	(0.53)
Total from investment operations	$0.72	$(0.34)	$0.56	$1.18	$(0.17)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)	$(0.30)	$(0.34)	$(0.34)
Net asset value, end of period (x)	$10.47	$10.02	$10.65	$10.39	$9.55
Total return (%) (r)(s)(t)(x)	7.26	(3.16)	5.42	12.49	(1.74)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.68	1.64	1.68	1.68
Expenses after expense reductions (f)	1.55	1.55	1.51	1.55	1.56
Net investment income	2.65	3.12	2.99	3.44	3.55
Portfolio turnover	23	21	15	21	21
Net assets at end of period (000 omitted)	$6,212	$6,936	$10,793	$10,524	$12,750

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.51	1.54	1.56
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.78	$12.61	$12.38	$11.48	$12.04

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.43	$0.43	$0.47	$0.50
Net realized and unrealized gain (loss) on investments	0.51	(0.85)	0.22	0.89	(0.56)
Total from investment operations	$0.87	$(0.42)	$0.65	$1.36	$(0.06)

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.41)	$(0.42)	$(0.46)	$(0.50)
Net asset value, end of period (x)	$12.29	$11.78	$12.61	$12.38	$11.48
Total return (%) (r)(s)(t)(x)	7.48	(3.31)	5.24	12.02	(0.59)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.89	0.86	0.88	0.88
Expenses after expense reductions (f)	0.89	0.89	0.86	0.88	0.88
Net investment income	2.97	3.59	3.42	3.94	4.20
Portfolio turnover	22	24	15	19	26
Net assets at end of period (000 omitted)	$170,887	$166,428	$220,370	$194,840	$166,413

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.77	$12.61	$12.37	$11.47	$12.04

Income (loss) from investment operations
Net investment income (d)	$0.27	$0.34	$0.34	$0.38	$0.41
Net realized and unrealized gain (loss) on investments	0.51	(0.86)	0.22	0.89	(0.57)
Total from investment operations	$0.78	$(0.52)	$0.56	$1.27	$(0.16)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.32)	$(0.32)	$(0.37)	$(0.41)
Net asset value, end of period (x)	$12.28	$11.77	$12.61	$12.37	$11.47
Total return (%) (r)(s)(t)(x)	6.69	(4.11)	4.55	11.20	(1.41)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.64	1.61	1.63	1.63
Expenses after expense reductions (f)	1.64	1.64	1.61	1.63	1.63
Net investment income	2.22	2.84	2.67	3.20	3.45
Portfolio turnover	22	24	15	19	26
Net assets at end of period (000 omitted)	$4,635	$5,125	$7,421	$6,698	$6,928
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS TENNESSEE MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.27	$10.96	$10.76	$9.97	$10.40

Income (loss) from investment operations
Net investment income (d)	$0.33	$0.35	$0.39	$0.43	$0.43
Net realized and unrealized gain (loss) on investments	0.38	(0.70)	0.18	0.78	(0.44)
Total from investment operations	$0.71	$(0.35)	$0.57	$1.21	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.34)	$(0.37)	$(0.42)	$(0.42)
Net asset value, end of period (x)	$10.67	$10.27	$10.96	$10.76	$9.97
Total return (%) (r)(s)(t)(x)	7.01	(3.15)	5.33	12.31	(0.14)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.94	0.89	0.91	0.91
Expenses after expense reductions (f)	0.94	0.94	0.89	0.91	0.91
Net investment income	3.12	3.42	3.51	4.08	4.13
Portfolio turnover	18	26	20	14	18
Net assets at end of period (000 omitted)	$102,473	$104,102	$133,911	$117,095	$107,334

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.26	$10.95	$10.75	$9.97	$10.39

Income (loss) from investment operations
Net investment income (d)	$0.25	$0.28	$0.30	$0.35	$0.35
Net realized and unrealized gain (loss) on investments	0.38	(0.71)	0.19	0.77	(0.43)
Total from investment operations	$0.63	$(0.43)	$0.49	$1.12	$(0.08)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.26)	$(0.29)	$(0.34)	$(0.34)
Net asset value, end of period (x)	$10.66	$10.26	$10.95	$10.75	$9.97
Total return (%) (r)(s)(t)(x)	6.21	(3.88)	4.55	11.37	(0.78)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.69	1.64	1.66	1.66
Expenses after expense reductions (f)	1.69	1.69	1.64	1.66	1.65
Net investment income	2.37	2.68	2.76	3.34	3.38
Portfolio turnover	18	26	20	14	18
Net assets at end of period (000 omitted)	$1,902	$1,893	$2,727	$2,535	$3,116
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.05	$11.69	$11.52	$10.67	$11.24

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.40	$0.42	$0.45	$0.47
Net realized and unrealized gain (loss) on investments	0.37	(0.64)	0.15	0.83	(0.57)
Total from investment operations	$0.76	$(0.24)	$0.57	$1.28	$(0.10)

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.40)	$(0.40)	$(0.43)	$(0.46)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.37)	$(0.40)	$(0.40)	$(0.43)	$(0.47)
Net asset value, end of period (x)	$11.44	$11.05	$11.69	$11.52	$10.67
Total return (%) (r)(s)(t)(x)	6.97	(2.02)	4.99	12.21	(1.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.89	0.86	0.86	0.86
Expenses after expense reductions (f)	0.88	0.88	0.86	0.86	0.86
Net investment income	3.48	3.65	3.57	3.99	4.23
Portfolio turnover	20	24	11	24	21
Net assets at end of period (000 omitted)	$255,205	$257,695	$335,395	$317,117	$292,027

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.86	0.87	0.85	0.85	0.85

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.05	$11.68	$11.51	$10.66	$11.24

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.32	$0.33	$0.36	$0.39
Net realized and unrealized gain (loss) on investments	0.37	(0.64)	0.15	0.84	(0.58)
Total from investment operations	$0.68	$(0.32)	$0.48	$1.20	$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.31)	$(0.35)	$(0.38)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.29)	$(0.31)	$(0.31)	$(0.35)	$(0.39)
Net asset value, end of period (x)	$11.44	$11.05	$11.68	$11.51	$10.66
Total return (%) (r)(s)(t)(x)	6.18	(2.67)	4.21	11.38	(1.85)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.61	1.61	1.61
Expenses after expense reductions (f)	1.63	1.64	1.61	1.61	1.61
Net investment income	2.73	2.90	2.83	3.25	3.47
Portfolio turnover	20	24	11	24	21
Net assets at end of period (000 omitted)	$1,921	$2,212	$3,425	$3,781	$4,159

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.62	1.63	1.60	1.60	1.60

See Notes to Financial Statements

Financial Highlights – continued

MFS VIRGINIA MUNICIPAL BOND FUND – continued

	Years ended 3/31
Class C	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.05	$11.68	$11.51	$10.67	$11.24

Income (loss) from investment operations
Net investment income (d)	$0.31	$0.32	$0.33	$0.36	$0.39
Net realized and unrealized gain (loss) on investments	0.37	(0.64)	0.15	0.83	(0.58)
Total from investment operations	$0.68	$(0.32)	$0.48	$1.19	$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.31)	$(0.35)	$(0.37)
From net realized gain on investments	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.29)	$(0.31)	$(0.31)	$(0.35)	$(0.38)
Net asset value, end of period (x)	$11.44	$11.05	$11.68	$11.51	$10.67
Total return (%) (r)(s)(t)(x)	6.17	(2.67)	4.21	11.27	(1.77)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.64	1.61	1.61	1.61
Expenses after expense reductions (f)	1.63	1.64	1.61	1.61	1.61
Net investment income	2.73	2.90	2.81	3.24	3.47
Portfolio turnover	20	24	11	24	21
Net assets at end of period (000 omitted)	$25,108	$25,163	$35,878	$32,519	$30,726

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.62	1.63	1.60	1.60	1.60
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS WEST VIRGINIA MUNICIPAL BOND FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 3/31
Class A	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.93	$11.60	$11.49	$10.61	$10.98

Income (loss) from investment operations
Net investment income (d)	$0.38	$0.39	$0.40	$0.43	$0.44
Net realized and unrealized gain (loss) on investments	0.40	(0.69)	0.09	0.86	(0.39)
Total from investment operations	$0.78	$(0.30)	$0.49	$1.29	$0.05

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.38)	$(0.41)	$(0.42)
Net asset value, end of period (x)	$11.36	$10.93	$11.60	$11.49	$10.61
Total return (%) (r)(s)(t)(x)	7.18	(2.54)	4.32	12.32	0.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93	0.93	0.88	0.88	0.89
Expenses after expense reductions (f)	0.90	0.90	0.88	0.88	0.89
Net investment income	3.34	3.58	3.44	3.81	3.98
Portfolio turnover	22	17	14	14	17
Net assets at end of period (000 omitted)	$121,680	$119,721	$153,032	$143,789	$128,450

	Years ended 3/31
Class B	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.93	$11.59	$11.49	$10.61	$10.97

Income (loss) from investment operations
Net investment income (d)	$0.29	$0.31	$0.31	$0.34	$0.36
Net realized and unrealized gain (loss) on investments	0.39	(0.68)	0.09	0.86	(0.38)
Total from investment operations	$0.68	$(0.37)	$0.40	$1.20	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.30)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$11.35	$10.93	$11.59	$11.49	$10.61
Total return (%) (r)(s)(t)(x)	6.29	(3.18)	3.46	11.48	(0.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68	1.68	1.63	1.63	1.64
Expenses after expense reductions (f)	1.65	1.65	1.63	1.63	1.64
Net investment income	2.59	2.83	2.69	3.08	3.23
Portfolio turnover	22	17	14	14	17
Net assets at end of period (000 omitted)	$1,209	$1,291	$1,890	$2,220	$2,925
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a diversified series of MFS Municipal Series Trust, (with the exception of Mississippi Fund and West Virginia Fund which are non-diversified), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The funds are each investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. Each fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region or state where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the funds could be taxable to shareholders.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

Balance Sheet Offsetting – Each fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statements of Assets and Liabilities across transactions between each fund and the applicable counterparty. Each fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to each fund, have been included in each fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2015 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
Mississippi Fund
Investments at Value
Municipal Bonds	$—	$86,624,669	$—	$86,624,669
Mutual Funds	392,651	—	—	392,651
Total Investments	$392,651	$86,624,669	$—	$87,017,320

New York Fund
Investments at Value
Municipal Bonds	$—	$183,491,791	$—	$183,491,791
Mutual Funds	11,356,169	—	—	11,356,169
Total Investments	$11,356,169	$183,491,791	$—	$194,847,960

North Carolina Fund
Investments at Value
Municipal Bonds	$—	$335,277,765	$—	$335,277,765
Mutual Funds	7,496,659	—	—	7,496,659
Total Investments	$7,496,659	$335,277,765	$—	$342,774,424

Pennsylvania Fund
Investments at Value
Municipal Bonds	$—	$112,625,706	$—	$112,625,706
Mutual Funds	1,736,542	—	—	1,736,542
Total Investments	$1,736,542	$112,625,706	$—	$114,362,248

South Carolina Fund
Investments at Value
Municipal Bonds	$—	$167,561,137	$—	$167,561,137
Mutual Funds	8,648,818	—	—	8,648,818
Total Investments	$8,648,818	$167,561,137	$—	$176,209,955

Tennessee Fund
Investments at Value
Municipal Bonds	$—	$98,117,497	$—	$98,117,497
Mutual Funds	3,310,314	—	—	3,310,314
Total Investments	$3,310,314	$98,117,497	$—	$101,427,811

Notes to Financial Statements – continued

	Level 1	Level 2	Level 3	Total
Virginia Fund
Investments at Value
Municipal Bonds	$—	$282,246,145	$—	$282,246,145
Mutual Funds	2,885,858	—	—	2,885,858
Total Investments	$2,885,858	$282,246,145	$—	$285,132,003

West Virginia Fund
Investments at Value
Municipal Bonds	$—	$121,347,088	$—	$121,347,088
Mutual Funds	3,623,362	—	—	3,623,362
Total Investments	$3,623,362	$121,347,088	$—	$124,970,450
For further information regarding security characteristics, see the Portfolios of Investments.

Inverse Floaters – The Virginia Fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floaters transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the Virginia Fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the Virginia Fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the Virginia Fund in the Statements of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets as reported in the Virginia Fund’s Statements of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2015, the Virginia Fund’s payable to the holders of the floating rate certificates from trust assets was $5,004,831 and the interest rate on the floating rate certificates issued by the trust was 0.03%. For the year ended March 31, 2015, the Virginia Fund’s average payable to the holders of the floating rate certificates from trust assets was $5,003,068 at a weighted average interest rate of 0.06%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2015, the Virginia Fund’s interest expense and fees in connection with self-deposited inverse floaters were $33,635.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

Each fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Notes to Financial Statements – continued

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – Each fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by each fund. For each fund, this amount, for the year ended March 31, 2015, is shown as a reduction of total expenses in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and secured borrowings, as applicable to each fund.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 3/31/15	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$—	$—	$—	$—	$46,957	$11,636	$127,881	$—
Tax-exempt income	3,054,047	6,491,818	10,957,227	3,943,495	5,090,940	3,131,451	9,128,896	3,757,344
Total distributions	$3,054,047	$6,491,818	$10,957,227	$3,943,495	$5,137,897	$3,143,087	$9,256,777	$3,757,344

Year ended 3/31/14	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Ordinary income (including any short-term capital gains)	$206,918	$—	$40,014	$—	$101,054	$—	$—	$—
Tax-exempt income	3,710,354	7,261,983	12,997,029	4,898,095	6,473,427	3,839,305	11,082,069	4,610,142
Long-term capital gain	133,285	—	1,752,714	—	—	—	—	—
Total distributions	$4,050,557	$7,261,983	$14,789,757	$4,898,095	$6,574,481	$3,839,305	$11,082,069	$4,610,142

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/15	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund
Cost of investments	$79,678,952	$177,868,131	$313,425,874	$104,652,869
Gross appreciation	7,447,124	17,127,175	29,583,697	9,778,408
Gross depreciation	(108,756)	(147,346)	(235,147)	(69,029)
Net unrealized appreciation (depreciation)	$7,338,368	$16,979,829	$29,348,550	$9,709,379
Undistributed ordinary income	—	37,622	5,035	63,188
Undistributed tax-exempt income	315,682	600,858	1,131,891	341,205
Capital loss carryforwards	(2,572,631)	(6,659,894)	(12,012,153)	(5,329,621)
Other temporary differences	(268,420)	(567,669)	(938,224)	(321,759)

Notes to Financial Statements – continued

As of 3/31/15	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Cost of investments	$163,129,472	$93,586,418	$259,528,478	$116,286,942
Gross appreciation	13,285,641	8,067,560	22,640,833	8,818,140
Gross depreciation	(205,158)	(226,167)	(2,042,139)	(134,632)
Net unrealized appreciation (depreciation)	$13,080,483	$7,841,393	$20,598,694	$8,683,508
Undistributed ordinary income	6,569	1,815	187,172	—
Undistributed tax-exempt income	427,043	744,418	499,789	311,371
Capital loss carryforwards	(8,256,103)	(3,771,241)	(9,720,281)	(5,019,150)
Other temporary differences	(417,427)	(266,083)	(765,022)	(323,835)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2015, each fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:			New York Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
3/31/17			$—	$(310,955)	$—	$—	$—	$—
3/31/18			—	(139,728)	(620,248)	—	—	(314,556)
3/31/19			(1,676,455)	(847,239)	(825,001)	(57,345)	(203,621)	—
Total			$(1,676,455)	$(1,297,922)	$(1,445,249)	$(57,345)	$(203,621)	$(314,556)

Post-enactment losses which are characterized as follows:	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Short-Term	$(583,457)	$(3,461,445)	$(7,907,980)	$(2,523,802)	$(3,349,099)	$(1,991,278)	$(3,223,580)	$(1,437,387)
Long-Term	(1,989,174)	(1,521,994)	(4,104,173)	(1,507,897)	(3,461,755)	(1,722,618)	(6,293,080)	(3,267,207)
Total	$(2,572,631)	$(4,983,439)	$(12,012,153)	$(4,031,699)	$(6,810,854)	$(3,713,896)	$(9,516,660)	$(4,704,594)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. Each fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Distributions declared to shareholders:

From net investment income

	Mississippi Fund		New York Fund		North Carolina Fund		Pennsylvania Fund
	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14
Class A	$3,002,563	$3,638,991	$5,652,492	$6,214,089	$9,379,601	$10,949,024	$3,769,713	$4,652,323
Class B	51,484	71,223	154,597	180,165	125,884	165,716	173,782	245,772
Class C	—	—	684,729	867,729	1,451,742	1,882,289	—	—
Total	$3,054,047	$3,710,214	$6,491,818	$7,261,983	$10,957,227	$12,997,029	$3,943,495	$4,898,095

	South Carolina Fund		Tennessee Fund		Virginia Fund		West Virginia Fund
	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14
Class A	$5,029,139	$6,412,125	$3,100,058	$3,780,694	$8,569,408	$10,164,248	$3,728,386	$4,569,555
Class B	108,758	162,356	43,029	58,611	52,749	77,252	28,958	40,587
Class C	—	—	—	—	634,620	840,569	—	—
Total	$5,137,897	$6,574,481	$3,143,087	$3,839,305	$9,256,777	$11,082,069	$3,757,344	$4,610,142

Notes to Financial Statements – continued

From net realized gain on investments

	Mississippi Fund		North Carolina Fund
	Year ended 3/31/15	Year ended 3/31/14	Year ended 3/31/15	Year ended 3/31/14
Class A	$—	$332,347	$—	$1,450,638
Class B	—	7,996	—	28,191
Class C	—	—	—	313,899
Total	—	$340,343	$—	$1,792,728

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to each fund. The management fee is computed daily and paid monthly at an annual rate of 0.45% of each fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the funds’ Board of Trustees. For the year ended March 31, 2015, these management fee reductions amounted to the following, which are included in the reduction of total expenses in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$4,867	$10,624	$18,992	$6,523	$9,612	$5,907	$15,992	$6,776

The management fee incurred for the year ended March 31, 2015 was equivalent to an annual effective rate of 0.44% of each fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the following funds’ total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including interest expense and fees associated with investments in inverse floating rate instruments), such that total fund operating expenses do not exceed the following rates annually of these funds’ average daily net assets:

	New York Fund	North Carolina Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	0.90%	0.93%	0.91%	0.94%	0.89%	0.90%
Class B	1.65%	1.68%	1.66%	1.69%	1.64%	1.65%
Class C	1.65%	1.68%	N/A	N/A	1.64%	N/A

These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until July 31, 2015. For the year ended March 31, 2015, this reduction amounted to $27,589 for the West Virginia Fund, and is included in the reduction of total expenses in the Statements of Operations. For the year ended March 31, 2015, the actual operating expenses for the New York Fund, North Carolina Fund, South Carolina Fund, Tennessee Fund, and Virginia Fund did not exceed the limits described above and therefore, the investment adviser did not pay any portion of these funds’ expenses under these agreements.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended March 31, 2015, as its portion of the initial sales charge on sales of Class A shares of each fund:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$17,150	$22,823	$46,728	$24,287	$47,332	$18,540	$32,097	$31,043

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	—	0.25%	0.25%	0.10%	$214,855
New York Fund	—	0.25%	0.25%	0.25%	402,253
North Carolina Fund	—	0.25%	0.25%	0.25%	703,105
Pennsylvania Fund	—	0.25%	0.25%	0.10%	277,709
South Carolina Fund	—	0.25%	0.25%	0.25%	420,855
Tennessee Fund	—	0.25%	0.25%	0.25%	261,787
Virginia Fund	—	0.25%	0.25%	0.25%	652,983
West Virginia Fund	—	0.25%	0.25%	0.25%	302,091

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Mississippi Fund	0.75%	0.25%	1.00%	0.76%	$18,174
New York Fund	0.75%	0.25%	1.00%	1.00%	55,789
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	48,624
Pennsylvania Fund	0.75%	0.25%	1.00%	0.86%	66,090
South Carolina Fund	0.75%	0.25%	1.00%	1.00%	48,480
Tennessee Fund	0.75%	0.25%	1.00%	1.00%	19,475
Virginia Fund	0.75%	0.25%	1.00%	1.00%	20,864
West Virginia Fund	0.75%	0.25%	1.00%	1.00%	12,375

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
New York Fund	0.75%	0.25%	1.00%	1.00%	$247,668
North Carolina Fund	0.75%	0.25%	1.00%	1.00%	561,633
Virginia Fund	0.75%	0.25%	1.00%	1.00%	250,876

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Total Distribution and Service Fees	$233,029	$705,710	$1,313,362	$343,799	$469,335	$281,262	$924,723	$314,466

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2015 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2015, these rebates amounted to the following, and are included in the reduction of total expenses in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$3,703	$6,011	$9,299	$192	$3,715	$1,191	$3,819	$2,117
Class B	—	—	—	—	6	—	—	—
Class C	N/A	—	—	N/A	N/A	N/A	29	N/A

Mississippi Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2015. This reduction amounted to $128,914 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2015. This reduction amounted to $4,345 and is included in the reduction of total expenses in the Statements of Operations.

Pennsylvania Fund: MFD has agreed in writing to reduce the Class A service fee rate to 0.10%. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2015. This reduction amounted to $166,626 and is included in the reduction of total expenses in the Statements of Operations. The service fee rate attributable to Class B shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B shares has been reduced by MFD to 0.10% under a written agreement that will continue until modified by the fund’s Board of Trustees, but will continue at least until July 31, 2015. This reduction amounted to $9,366 and is included in the reduction of total expenses in the Statements of Operations.

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2015, were as follows:

CDSC imposed	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Class A	$—	$299	$470	$2,798	$218	$6	$—	$1,407
Class B	4,774	7,019	3,301	9,523	7,379	1,025	2,202	1,958
Class C	N/A	2,597	809	N/A	N/A	N/A	1,439	N/A

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended March 31, 2015, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Expenses paid	$6,995	$23,164	$30,512	$18,809	$14,502	$8,070	$31,103	$10,413
Percent of average daily net assets	0.0080%	0.0121%	0.0089%	0.0160%	0.0084%	0.0076%	0.0108%	0.0085%

MFSC also receives payment from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$56,186	$104,579	$245,704	$82,155	$122,370	$80,444	$204,093	$90,730

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2015 was equivalent to an annual effective rate of each fund’s average daily net assets as follows:.

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Percentage of average daily net assets	0.0262%	0.0200%	0.0176%	0.0233%	0.0205%	0.0242%	0.0182%	0.0230%

Trustees’ and Officers’ Compensation – Each fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, each fund had an unfunded defined benefit plan (“DB plan”) for Independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future Independent Trustees, such that the DB plan covers only certain of those former Independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense for each fund. These amounts are included in “Independent Trustees’ compensation” in the Statements of Operations for the year ended March 31, 2015 and were as follows:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$155	$120	$611	$159	$593	$121	$611	$589

The liability for deferred retirement benefits payable to certain Independent Trustees under the DB plan amounted to the following at March 31, 2015, and is included in “Payable for Independent Trustees’ compensation” in the Statements of Assets and Liabilities:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$2,791	$3,665	$6,058	$2,766	$6,080	$3,643	$6,078	$6,077

Other – Effective November 1, 2014, these funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision

Notes to Financial Statements – continued

of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended March 31, 2015, the aggregate fees paid by each fund under these agreements amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$372	$802	$1,441	$497	$729	$454	$1,220	$514

MFS had agreed to reimburse the funds for a portion of the payments made by each fund for the services under the Compliance Officer Agreements in the following amounts, which are included in the reduction of total expenses in the Statements of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO:

Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
$104	$225	$405	$140	$205	$128	$343	$144

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended March 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Purchases	$13,682,753	$45,886,196	$52,827,791	$26,621,946	$36,545,376	$18,598,477	$57,892,176	$28,435,347
Sales	$15,379,192	$50,069,486	$62,469,636	$31,089,028	$40,558,085	$26,273,332	$68,187,406	$25,791,253

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Mississippi Fund				New York Fund
	Year ended 3/31/15		Year ended 3/31/14		Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	525,714	$5,207,060	575,806	$5,658,252	916,124	$10,156,077	886,597	$9,575,536
Class B	10,896	107,799	8,716	84,582	26,353	289,253	47,536	516,424
Class C	—	—	—	—	273,083	3,021,582	195,403	2,118,296
	536,610	$5,314,859	584,522	$5,742,834	1,215,560	$13,466,912	1,129,536	$12,210,256

Shares issued to shareholders in reinvestment of distributions
Class A	261,437	$2,591,092	343,903	$3,338,405	433,642	$4,819,979	471,435	$5,070,665
Class B	4,358	43,208	6,898	66,945	10,435	115,653	12,361	132,696
Class C	—	—	—	—	51,323	569,691	64,519	693,866
	265,795	$2,634,300	350,801	$3,405,350	495,400	$5,505,323	548,315	$5,897,227

Notes to Financial Statements – continued

	Mississippi Fund – continued				New York Fund – continued
	Year ended 3/31/15		Year ended 3/31/14		Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,036,538)	$(10,265,541)	(3,225,089)	$(31,421,792)	(1,167,388)	$(12,947,890)	(3,284,151)	$(35,123,279)
Class B	(62,811)	(620,253)	(56,128)	(540,149)	(63,815)	(705,878)	(158,271)	(1,697,378)
Class C	—	—	—	—	(349,619)	(3,867,572)	(1,180,041)	(12,663,958)
	(1,099,349)	$(10,885,794)	(3,281,217)	$(31,961,941)	(1,580,822)	$(17,521,340)	(4,622,463)	$(49,484,615)

Net change
Class A	(249,387)	$(2,467,389)	(2,305,380)	$(22,425,135)	182,378	$2,028,166	(1,926,119)	$(20,477,078)
Class B	(47,557)	(469,246)	(40,514)	(388,622)	(27,027)	(300,972)	(98,374)	(1,048,258)
Class C	—	—	—	—	(25,213)	(276,299)	(920,119)	(9,851,796)
	(296,944)	$(2,936,635)	(2,345,894)	$(22,813,757)	130,138	$1,450,895	(2,944,612)	$(31,377,132)

	North Carolina Fund				Pennsylvania Fund
	Year ended 3/31/15		Year ended 3/31/14		Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	2,507,177	$29,795,681	4,263,997	$49,668,448	891,353	$9,165,636	1,112,266	$11,349,810
Class B	20,575	245,270	9,396	109,323	8,888	92,225	47,744	477,545
Class C	517,870	6,159,618	339,546	4,050,516	—	—	—	—
	3,045,622	$36,200,569	4,612,939	$53,828,287	900,241	$9,257,861	1,160,010	$11,827,355

Shares issued to shareholders in reinvestment of distributions
Class A	660,252	$7,857,355	868,752	$10,078,524	314,957	$3,253,750	380,223	$3,800,493
Class B	9,839	116,891	15,432	178,660	15,673	162,296	22,144	222,035
Class C	102,808	1,222,358	152,744	1,769,562	—	—	—	—
	772,899	$9,196,604	1,036,928	$12,026,746	330,630	$3,416,046	402,367	$4,022,528

Shares reacquired
Class A	(3,798,057)	$(45,099,821)	(12,087,936)	$(140,094,622)	(1,691,552)	$(17,407,723)	(4,819,535)	$(48,046,071)
Class B	(74,514)	(881,247)	(201,334)	(2,333,806)	(123,730)	(1,278,872)	(390,625)	(3,887,824)
Class C	(811,218)	(9,623,884)	(2,664,955)	(30,823,685)	—	—	—	—
	(4,683,789)	$(55,604,952)	(14,954,225)	$(173,252,113)	(1,815,282)	$(18,686,595)	(5,210,160)	$(51,933,895)

Net change
Class A	(630,628)	$(7,446,785)	(6,955,187)	$(80,347,650)	(485,242)	$(4,988,337)	(3,327,046)	$(32,895,768)
Class B	(44,100)	(519,086)	(176,506)	(2,045,823)	(99,169)	(1,024,351)	(320,737)	(3,188,244)
Class C	(190,540)	(2,241,908)	(2,172,665)	(25,003,607)	—	—	—	—
	(865,268)	$(10,207,779)	(9,304,358)	$(107,397,080)	(584,411)	$(6,012,688)	(3,647,783)	$(36,084,012)

	South Carolina Fund				Tennessee Fund
	Year ended 3/31/15		Year ended 3/31/14		Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,530,675	$18,617,267	1,134,961	$13,565,974	884,042	$9,335,433	1,004,199	$10,475,503
Class B	214	2,601	19,670	239,208	22,150	235,111	12,313	131,482
	1,530,889	$18,619,868	1,154,631	$13,805,182	906,192	$9,570,544	1,016,512	$10,606,985

Shares issued to shareholders in reinvestment of distributions
Class A	369,839	$4,496,605	466,084	$5,517,503	255,709	$2,706,451	306,456	$3,160,087
Class B	8,697	105,628	13,030	154,200	3,614	38,226	4,624	47,634
	378,536	$4,602,233	479,114	$5,671,703	259,323	$2,744,677	311,080	$3,207,721

Notes to Financial Statements – continued

	South Carolina Fund – continued				Tennessee Fund – continued
	Year ended 3/31/15		Year ended 3/31/14		Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,126,138)	$(25,774,746)	(4,941,166)	$(58,277,211)	(1,670,747)	$(17,679,656)	(3,390,425)	$(34,817,044)
Class B	(66,951)	(808,929)	(185,895)	(2,209,472)	(31,792)	(337,344)	(81,470)	(827,778)
	(2,193,089)	$(26,583,675)	(5,127,061)	$(60,486,683)	(1,702,539)	$(18,017,000)	(3,471,895)	$(35,644,822)

Net change
Class A	(225,624)	$(2,660,874)	(3,340,121)	$(39,193,734)	(530,996)	$(5,637,772)	(2,079,770)	$(21,181,454)
Class B	(58,040)	(700,700)	(153,195)	(1,816,064)	(6,028)	(64,007)	(64,533)	(648,662)
	(283,664)	$(3,361,574)	(3,493,316)	$(41,009,798)	(537,024)	$(5,701,779)	(2,144,303)	$(21,830,116)

	Virginia Fund				West Virginia Fund
	Year ended 3/31/15		Year ended 3/31/14		Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	1,604,829	$18,186,586	4,042,736	$44,558,000	723,027	$8,136,413	371,723	$4,105,536
Class B	15,028	170,612	4,151	45,221	2,256	25,811	4,462	52,185
Class C	244,201	2,760,979	159,258	1,785,055	—	—	—	—
	1,864,058	$21,118,177	4,206,145	$46,388,276	725,283	$8,162,224	376,185	$4,157,721

Shares issued to shareholders in reinvestment of distributions
Class A	628,199	$7,137,437	744,828	$8,228,957	306,334	$3,449,550	377,576	$4,130,912
Class B	3,998	45,381	5,459	60,312	2,215	24,925	2,985	32,631
Class C	49,123	558,038	63,773	704,012	—	—	—	—
	681,320	$7,740,856	814,060	$8,993,281	308,549	$3,474,475	380,561	$4,163,543

Shares reacquired
Class A	(3,242,524)	$(36,854,824)	(10,176,045)	$(112,159,693)	(1,266,943)	$(14,224,932)	(2,990,501)	$(32,492,522)
Class B	(51,329)	(583,689)	(102,606)	(1,128,884)	(16,098)	(180,363)	(52,396)	(568,143)
Class C	(375,439)	(4,235,401)	(1,017,050)	(11,179,930)	—	—	—	—
	(3,669,292)	$(41,673,914)	(11,295,701)	$(124,468,507)	(1,283,041)	$(14,405,295)	(3,042,897)	$(33,060,665)

Net change
Class A	(1,009,496)	$(11,530,801)	(5,388,481)	$(59,372,736)	(237,582)	$(2,638,969)	(2,241,202)	$(24,256,074)
Class B	(32,303)	(367,696)	(92,996)	(1,023,351)	(11,627)	(129,627)	(44,949)	(483,327)
Class C	(82,115)	(916,384)	(794,019)	(8,690,863)	—	—	—	—
	(1,123,914)	$(12,814,881)	(6,275,496)	$(69,086,950)	(249,209)	$(2,768,596)	(2,286,151)	$(24,739,401)

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2015, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	Mississippi Fund	New York Fund	North Carolina Fund	Pennsylvania Fund	South Carolina Fund	Tennessee Fund	Virginia Fund	West Virginia Fund
Commitment Fee	$305	$660	$1,183	$410	$598	$376	$1,000	$417
Interest Expense	—	—	—	—	—	—	—	—

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer of a fund may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the MFS Institutional Money Market Portfolio to be an affiliated issuer. Each fund’s transactions in the MFS Institutional Money Market Portfolio for the year ended March 31, 2015, are as follows:

	Underlying Affiliated Fund - MFS Institutional Money Market Portfolio
	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Mississippi Fund	1,231,523	18,244,184	(19,083,056)	392,651
New York Fund	2,613,642	56,567,987	(47,825,460)	11,356,169
North Carolina Fund	435,865	69,695,755	(62,634,961)	7,496,659
Pennsylvania Fund	3,151,391	32,634,891	(34,049,740)	1,736,542
South Carolina Fund	2,792,200	48,253,124	(42,396,506)	8,648,818
Tennessee Fund	1,662,126	29,320,335	(27,672,147)	3,310,314
Virginia Fund	3,097,091	60,315,877	(60,527,110)	2,885,858
West Virginia Fund	99	30,415,547	(26,792,284)	3,623,362

	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Mississippi Fund	$—	$—	$926	$392,651
New York Fund	—	—	2,836	11,356,169
North Carolina Fund	—	—	3,299	7,496,659
Pennsylvania Fund	—	—	2,020	1,736,542
South Carolina Fund	—	—	2,892	8,648,818
Tennessee Fund	—	—	1,423	3,310,314
Virginia Fund	—	—	2,759	2,885,858
West Virginia Fund	—	—	1,501	3,623,362

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (each a series of MFS Municipal Series Trust) (the “Funds”) as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 13, 2015

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A

Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman

Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director

Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of May 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Michael Dawson

Custodian JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245 Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, the following percentages were designated as exempt interest dividends for federal income tax purposes. If each fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

Exempt Interest Dividends
Mississippi Fund	100.00%
New York Fund	100.00%
North Carolina Fund	100.00%
Pennsylvania Fund	100.00%
South Carolina Fund	99.09%
Tennessee Fund	99.63%
Virginia Fund	98.62%
West Virginia Fund	100.00%

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

March 31, 2015

MFS® MUNICIPAL INCOME FUND

LMB-ANN

MFS® MUNICIPAL INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

The global economy was in flux early in 2015. Despite a steadily improving labor market, harsh winter weather held back U.S. economic activity. A stronger U.S. dollar has also curtailed export demand and weakened the profits of U.S.-based multinationals.

In the wake of the launch of the European Central Bank’s quantitative easing program and the euro’s sharp decline, the eurozone economy is showing signs of recovery.

In Asia, China and Japan continue to struggle. Chinese manufacturing activity has weakened, and the People’s Bank of China is attempting to ward off further economic slowing through targeted action. Japan’s economy is at risk of sliding back after making initial progress towards its growth and inflation goals.

As always, active risk management is integral to how we at MFS® manage your investments. We use a collaborative process, sharing insights across asset classes, regions and economic sectors. Our global investment team uses a diversified, multidisciplinary, long-term approach.

Applying proven principles, such as asset allocation and diversification, can best serve investors over the long term. We are confident that this approach can help you as you work with your financial advisors to reach your goals in the years ahead.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

May 13, 2015

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten industries (i)
Healthcare Revenue – Hospitals	14.7%
General Obligations – General Purpose	9.8%
Universities – Colleges	7.7%
Water & Sewer Utility Revenue	7.0%
Utilities – Municipal Owned	4.9%
State & Local Agencies	4.8%
Healthcare Revenue – Long Term Care	4.5%
Tobacco	3.5%
Airport Revenue	3.5%
Miscellaneous Revenue – Other	3.3%

Composition including fixed income credit quality (a)(i)
AAA	6.7%
AA	28.9%
A	34.3%
BBB	17.4%
BB	3.0%
B	3.4%
CCC	0.2%
C	0.1%
Not Rated	4.7%
Cash & Other	1.3%

Portfolio facts (i)
Average Duration (d)	6.7
Average Effective Maturity (m)	16.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other can include cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 3/31/15.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended March 31, 2015, Class A shares of the MFS Municipal Income Fund (“fund”) provided a total return of 8.02%, at net asset value. This compares with a return of 6.62% for the fund’s benchmark, the Barclays Municipal Bond Index.

Market Environment

A generally risk-friendly environment persisted from early in the period until mid-2014. While geopolitical tensions flared in the Middle East and Russia/Ukraine, any market setbacks were short-lived as improving economic growth in the US, coupled with prospects for easier monetary policy in regions with slowing growth, such as Japan, Europe and China, supported risk assets. For example, the European Central Bank (“ECB”) cut policy interest rates into negative territory and expectations were high for additional rate cuts and the announcement for non-conventional easing measures. Similarly, toward the middle of the period the Bank of Japan surprised markets with fresh stimulus measures given lackluster growth trends. The related decline in developed market government bond yields and credit spreads were also supportive for equity markets.

A dominant trend in the second half of the period was the ongoing rise in US equities alongside a decline in US bond yields. The uptrend in US corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively impacted credit markets, particularly US high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of the period, declining inflation and inflation expectations caused a mini-wave of global easing highlighted by the ECB’s decision to commence a potentially open-ended phase of quantitative easing (“QE”), supporting risk assets as well as government bond prices, while the US dollar continues to benefit from the perception that Federal Reserve (“Fed”) tightening was likely to occur later in 2015.

Municipal bonds generally produced solid results for the year ended March 31, 2015. Most forecasters had expected that US Treasury yields would rise during the period as the Fed wound down QE and prepared to tighten monetary policy, and that this would prove to be a headwind for municipal bond performance. Instead, longer Treasury yields fell sharply, while shorter maturities rose slightly. Many factors contributed to this surprising turn of events. Despite a weak reading at the end of the period, the US labor market made solid progress through most of the period, adding an average of 260,000 new jobs per month. Strong job gains failed to translate into markedly higher wages or inflationary pressures that could push the Fed to adopt a more aggressive stance on hiking rates. Slowing growth outside the US and disinflationary developments around the world – including a precipitous drop in oil prices–caused the market to push out its timetable for the first Fed Funds rate hike, as did disappointingly weak US economic activity during the first quarter of 2015. Moreover, softness in the US economy toward the end of the period led to increased dovishness from the Fed, as evidenced by downgraded forecasts for the Fed Funds rate, GDP growth, and inflation.

4

Management Review – continued

Finally, favorable technical conditions kept downward pressure on Treasury yields. Lower Treasury yields not only allayed investors’ fears of higher interest rates, but also helped drive municipal bond returns.

Continued optimism about the health of the US economy, combined with a comparative dearth of new high-profile, headline-grabbing stories about troubled issuers kept investors relatively constructive on asset class fundamentals. Puerto Rico remained a source of worry, however. As the period ended, the risk that funding needs might not be met remained a threat, even with the Commonwealth’s efforts to bolster tax revenues. Detroit’s bankruptcy proceedings came to a close during the period with both pensioners and bondholders impaired, reinforcing concerns about the priority assigned to general obligation debt. In addition, a court ruling overturned legislation aimed at reforming Illinois’ underfunded public employee pension system, highlighting the challenges ahead as municipalities continue to grapple with the issue of unfunded pension liabilities. Nowhere did these challenges appear more acute than in Chicago, where burgeoning budget deficits attracted increased market and rating agency attention. This demonstrates the market is differentiating between those issuers who have taken steps toward fiscal sustainability and those with ongoing budget and pension challenges. While we expect to see continued headlines for select municipalities, on balance, municipal credit fundamentals improved over the period as state and local tax receipts benefited from a fifth year of economic expansion.

The period was marked by steady and moderate inflows to municipal bond funds as generally good performance attracted investors. New issuance surged in the first quarter of 2015. This large increase in supply, along with lower Treasury rates, caused high-quality municipals to underperform comparable maturity Treasuries as the period ended. Stable spreads in municipal credit enabled higher-yielding bonds to outperform higher-quality debt. The Treasury rally allowed longer-maturity bonds to solidly outperform shorter maturities. At the end of the period, municipal bonds appeared fairly valued to relatively inexpensive versus Treasuries, but yields remained quite low versus historical levels.

Factors affecting performance

A key factor that contributed to performance relative to the Barclays Municipal Bond Index was the fund’s longer duration (d) stance. Additionally, strong bond selection in health and education sectors, as well as fund’s positive selection within “A” and “BBB” rated securities (r) also supported relative performance.

Respectfully,

Geoffrey Schechter Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the

5

Management Review – continued

highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 3/31/15

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 3/31/15

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/07/93	8.02%	5.43%	4.89%	N/A
B	12/29/86	7.21%	4.61%	4.11%	N/A
C	1/03/94	7.19%	4.62%	4.10%	N/A
I	8/01/11	8.30%	N/A	N/A	6.16%
A1	6/25/07	8.16%	5.66%	N/A	5.49%
B1	6/25/07	7.46%	4.87%	N/A	4.69%
Comparative benchmark
Barclays Municipal Bond Index (f)		6.62%	5.11%	4.85%	N/A
Average annual with sales charge
A With initial Sales Charge (4.25%)		3.43%	4.51%	4.44%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		3.21%	4.27%	4.11%	N/A
C With CDSC (1% for 12 months) (v)		6.19%	4.62%	4.10%	N/A
A1 With initial Sales Charge (4.25%)		3.56%	4.75%	N/A	4.90%
B1 With CDSC (Declining over six years from 4% to 0%) (v)		3.46%	4.53%	N/A	4.69%

CDSC – Contingent Deferred Sales Charge.

Class I shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

8

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, October 1, 2014 through March 31, 2015

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2014 through March 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 10/01/14	Ending Account Value 3/31/15	Expenses Paid During Period (p) 10/01/14-3/31/15
A	Actual	0.74%	$1,000.00	$1,027.64	$3.74
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,023.79	$7.52
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,023.71	$7.52
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,028.93	$2.48
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
A1	Actual	0.49%	$1,000.00	$1,028.91	$2.48
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
B1	Actual	1.26%	$1,000.00	$1,025.00	$6.36
	Hypothetical (h)	1.26%	$1,000.00	$1,018.65	$6.34

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from inverse floaters that are outside of the expense limitation arrangement (See Notes 2 and 3 of the Notes to Financial Statements).

11

PORTFOLIO OF INVESTMENTS

3/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Municipal Bonds - 97.5%
Issuer	Shares/Par	Value ($)

Alabama - 0.7%
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2/01/29	$3,550,000	$3,883,820
Cullman, AL, Utilities Board Water Rev., “A”, AGM, 5%, 9/01/35	2,675,000	3,045,086
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, 0%, 10/01/25	95,000	60,338
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/26	1,175,000	710,711
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/29	1,655,000	814,723
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/34	2,370,000	810,493
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 10/01/35	4,495,000	1,440,198
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/15	85,000	86,748
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/16	185,000	195,647
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/17	250,000	271,328
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/18	265,000	293,546
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/21	295,000	332,952
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 10/01/23	435,000	492,733
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.8%, 5/01/34	3,565,000	4,110,730

		$16,549,053
Arizona - 1.0%
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 4/01/40	$1,710,000	$2,006,155
Navajo County, AZ, Pollution Control Corp. Rev. (Arizona Public Service Co.), “A”, 0.45%, 6/01/34 (Put Date 11/17/15)	1,900,000	1,899,867
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 5%, 7/01/35	470,000	482,488
Phoenix, AZ, Industrial Development Authority Education Rev. (Basis Schools, Inc. Projects), “A”, 5%, 7/01/45	570,000	574,965
Salt River, AZ, Project Agricultural Improvement & Power District Electric, “A”, 5%, 12/01/28	13,500,000	15,958,620

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Arizona - continued
Yavapai County, AZ, Industrial Development Authority Rev. (Waste Management, Inc.), “A-2”, 1.6%, 3/01/28 (Put Date 3/01/18)	$1,595,000	$1,593,373

		$22,515,468
Arkansas - 1.0%
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “A”, 5%, 2/01/35	$435,000	$485,799
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/33	640,000	719,258
Arkansas Development Finance Authority Hospital Rev. (Washington Regional Medical Center), “C”, 5%, 2/01/35	530,000	591,893
Arkansas Development Finance Authority, Tobacco Settlement Rev. (Cancer Research Center Project), Capital Appreciation, AMBAC, 0%, 7/01/46	4,995,000	1,208,091
Arkansas Federal Highway Grant Anticipation & Tax Rev., 5%, 4/01/20	3,970,000	4,659,986
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/30	1,055,000	1,221,521
Little Rock, AR, Hotel & Restaurant Gross Receipts Tax Rev., 5%, 7/01/34	1,590,000	1,816,146
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/39	9,250,000	10,517,435
Pulaski County, AR, Public Facilities Board Healthcare Rev. (Baptist Health), 5%, 12/01/42	1,520,000	1,721,552

		$22,941,681
California - 13.7%
Alameda Corridor Transportation Authority, California Rev., “A”, AGM, 5%, 10/01/28	$985,000	$1,155,425
California Department of Water Resources, Center Valley Project Rev., “AF” 5%, 12/01/28 (u)	9,625,000	10,957,100
California Department of Water Resources, Center Valley Project Rev., “AF”, 5%, 12/01/28 (Prerefunded 12/01/18) (u)	14,200,000	16,264,254
California Department of Water Resources, Power Supply Rev., “N”, 5%, 5/01/20	13,080,000	15,464,876
California Educational Facilities Authority Rev. (Chapman University), 5%, 4/01/31	1,550,000	1,746,261
California Educational Facilities Authority Rev. (University of San Francisco), 6.125%, 10/01/36	925,000	1,141,099
California Educational Facilities Authority Rev. (University of Southern California), “A”, 5.25%, 10/01/38	4,610,000	5,209,531
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 7/01/39	2,580,000	3,012,356

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
California Health Facilities Financing Authority Rev. (Sutter Health), “D”, 5.25%, 8/15/31	$5,000,000	$5,817,950
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 8/01/23	6,180,000	6,391,109
California Housing Finance Agency Rev. (Home Mortgage), “G”, 5.5%, 8/01/42	685,000	706,543
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 8/01/33	6,600,000	6,894,954
California Housing Finance Agency Rev. (Home Mortgage), “L”, FNMA, 5.5%, 8/01/38	1,270,000	1,293,127
California M-S-R Energy Authority Gas Rev., “A”, 7%, 11/01/34	595,000	841,848
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 11/01/39	1,810,000	2,496,243
California Municipal Finance Authority Rev. (Biola University), 5.8%, 10/01/28	1,785,000	1,973,460
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 6/01/40	850,000	994,687
California Municipal Finance Authority, Solid Waste Rev. (Republic Services, Inc. Project), FRN, 0.3%, 9/01/21 (Put Date 7/01/15)	4,935,000	4,935,000
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 6/01/23 (Put Date 12/01/17)	950,000	1,032,090
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “C”, 5.125%, 11/01/23	1,665,000	1,726,788
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 10/01/30	2,950,000	3,507,049
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/17	585,000	647,361
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/18	615,000	699,495
California Public Works Board Lease Rev. (Various Capital Projects), “I”, 5%, 11/01/38	9,180,000	10,463,180
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (Various Correctional Facilities), “A”, 5%, 9/01/33	9,250,000	10,757,658
California State University Rev., “A”, 5%, 11/01/24	11,175,000	13,841,579
California Statewide Communities Development Authority Environmental Facilities Rev. (Microgy Holdings Project), 9%, 12/01/38 (a)(d)	126,224	1
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 10/01/39	1,050,000	1,193,598
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 11/01/27	245,000	256,554
California Statewide Communities Development Authority Rev. (Enloe Medical Center), CALHF, 5.75%, 8/15/38	2,640,000	2,961,209

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 6/01/33	$1,460,000	$1,509,348
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 6/01/42	925,000	1,032,633
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 11/01/33	190,000	204,792
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 11/01/23	155,000	168,674
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.25%, 12/01/44	1,350,000	1,497,825
California Statewide Communities Development Authority Rev. (Loma Linda University Medical Center), “A”, 5.5%, 12/01/54	3,605,000	4,025,595
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “B”, CALHF, 3%, 8/01/21	2,020,000	2,072,480
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “C”, CALHF, 2.5%, 8/01/20	1,355,000	1,384,011
California Statewide Communities Development Authority Rev. (Los Angeles Jewish Home for The Aging - Fountainview at Gonda), “D”, 4.75%, 8/01/20	575,000	578,375
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 5/15/40	1,655,000	1,828,527
California Statewide Communities Development Authority, School Facility Rev. (Aspire Public Schools), 6.125%, 7/01/46	5,025,000	5,405,744
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 1/01/34	1,840,000	2,174,641
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/30	4,495,000	2,523,808
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/31	4,015,000	2,162,680
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/33	2,785,000	1,371,807
Glendale, CA, Redevelopment Agency, Tax Allocation Rev. (Central Glendale Redevelopment Project), 5.5%, 12/01/24	2,250,000	2,373,413
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, AGM, 4.55%, 6/01/22	3,415,000	3,738,674
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A”, 5%, 6/01/34	3,000,000	3,456,930
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 6/01/35	1,000,000	1,007,970
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 6/01/23	995,000	1,082,699

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 8/01/39	$9,645,000	$2,037,796
Inland Valley, CA, Development Successor Agency Tax Allocation, “A”, 5%, 9/01/44	2,620,000	2,931,492
La Verne, CA, COP (Brethren Hillcrest Homes), 5%, 5/15/36	640,000	689,075
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/44	820,000	909,159
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “A”, CALHF, 5%, 11/15/34	480,000	539,050
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-2”, CALHF, 3%, 11/15/20	430,000	436,076
Los Angeles County, CA, Regional Financing Authority Rev. (Montecedro Inc. Project), “B-3”, CALHF, 2.5%, 11/15/20	1,080,000	1,091,275
Los Angeles, CA, Department of Airports Rev. (Los Angeles International), “A”, 5%, 5/15/29	2,990,000	3,479,104
Los Angeles, CA, Municipal Improvement Corp. Lease Rev. (Real Property), “E”, 6%, 9/01/39	2,580,000	3,030,029
Los Angeles, CA, Unified School District, “D”, 5%, 1/01/34	825,000	934,527
Madera, CA, Financing Authority, Irrigation Rev., 6.5%, 1/01/40	3,595,000	4,208,738
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 8/01/30	580,000	316,477
Mt. San Antonio, CA, Community College District, Convertible Capital Appreciation, 0%, 8/01/28	1,860,000	1,603,990
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/24	2,900,000	2,186,426
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/27	1,930,000	1,277,564
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/29	3,915,000	2,357,574
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 8/01/30	4,335,000	2,497,047
Oxnard, CA, Financing Authority, Wastewater Rev., AGM, 5%, 6/01/30	1,640,000	1,871,453
Palomar Pomerado Health Care District, CA, COP, 6.75%, 11/01/39	2,210,000	2,448,459
Port of Oakland, CA, Rev., “P”, 5%, 5/01/33	11,790,000	13,148,915
Riverside County, CA, Transportation Commission Sales Tax Rev. (Limited Tax), “A”, 5.25%, 6/01/39	4,655,000	5,471,115
Sacramento, CA, Municipal Utility District, “X”, 5%, 8/15/28	3,270,000	3,894,080
San Diego County, CA, Regional Airport Authority Rev., “A”, 5%, 7/01/40	9,315,000	10,483,101
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/24	500,000	595,935
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 7/01/25	1,500,000	1,775,505

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
California - continued
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “B”, 1.5%, 4/01/47 (Put Date 4/02/18)	$4,320,000	$4,372,618
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.875%, 4/01/47 (Put Date 4/01/19)	3,485,000	3,558,185
San Francisco, CA, City & County Airports Commission, International Airport Rev., “A”, 5%, 5/01/28	6,000,000	6,844,080
San Francisco, CA, City & County Redevelopment Successor Agency, Tax Allocation (Mission Bay South Public Improvements), “A”, 5%, 8/01/43	340,000	378,287
San Jose, CA, Airport Rev., “A-2”, 5.25%, 3/01/34	7,570,000	8,495,660
San Jose, CA, Airport Rev., “C”, 5%, 3/01/30	1,115,000	1,287,368
San Mateo County, CA, Community College District (Election of 2005), Capital Appreciation, “A”, NATL, 0%, 9/01/26	5,100,000	3,736,566
State of California, 5%, 4/01/24	4,365,000	5,260,698
State of California, 5.25%, 10/01/28	2,965,000	3,504,037
State of California, 6.5%, 4/01/33	4,000,000	4,851,760
State of California, 6%, 11/01/39	3,000,000	3,638,790
State of California, General Obligation, “A”, FRN, 0.7%, 5/01/33 (Put Date 5/01/15)	9,670,000	9,672,998
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 1/01/32	2,075,000	2,450,637
Upland, CA, COP (San Antonio Community Hospital), 6.5%, 1/01/41	915,000	1,081,338
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 8/01/29	3,440,000	2,025,403
Whittier, CA, Union High School District, Capital Appreciation, 0%, 8/01/34	2,005,000	705,961

		$306,061,359
Colorado - 3.6%
Colorado Educational & Cultural Facilities Authority Rev. (Academy of Charter Schools Project), 5.625%, 5/01/40	$1,815,000	$2,018,661
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/29	195,000	217,425
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/39	740,000	808,672
Colorado Educational & Cultural Facilities Authority Rev. (Liberty Common Project), 5%, 1/15/44	605,000	659,256
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 7/15/37	545,000	588,066
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/30	490,000	546,203
Colorado Educational & Cultural Facilities Authority Rev. (Peak to Peak Charter School Project), 5%, 8/15/34	495,000	550,524

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Colorado - continued
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School Building Corp.), 5%, 6/01/29	$700,000	$782,425
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), 5%, 12/01/31	1,725,000	1,953,735
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), 4%, 12/01/39	1,675,000	1,676,524
Colorado Educational & Cultural Facilities Authority Rev. (The Classical Academy Project), “A”, 5%, 12/01/38	1,020,000	1,129,517
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy Project), 5%, 11/15/31	1,855,000	2,100,027
Colorado Educational & Cultural Facilities Authority Rev. (Twin Peaks Charter Academy), 7%, 11/15/38	4,330,000	5,200,460
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc. Project), “A”, 5%, 12/01/35	1,985,000	2,158,032
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 6/01/43	1,195,000	1,370,307
Colorado Health Facilities Authority Rev. (SCL Health System), “A”, 5%, 1/01/44	4,620,000	5,216,211
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 7/01/18	4,840,000	5,543,784
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6.5%, 1/15/30	6,150,000	7,297,652
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 1/15/34	5,000,000	5,749,400
Colorado State University Board of Governors, System Enterprise Rev., “B”, 5%, 3/01/25	3,000,000	3,707,640
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 10/01/32	3,975,000	4,182,495
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 10/01/32	615,000	657,128
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 11/15/28	1,930,000	2,182,251
Denver, CO, City & County School District No. 1, 5%, 12/01/24	10,000,000	11,904,600
Denver, CO, Health & Hospital Authority Rev., “A”, 5%, 12/01/39	845,000	923,154
Denver, CO, Health & Hospital Authority Rev., “A”, 5.25%, 12/01/45	1,210,000	1,347,916
Denver, CO, Single Family Mortgage Rev., GNMA, 7.3%, 11/01/31	10,000	10,099
Northwest Parkway, CO, Public Highway Authority Rev., “C”, ETM, AGM, 5.35%, 6/15/16	1,000,000	1,059,970
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 11/15/38	3,725,000	5,118,262
University of Colorado, Enterprise Rev., 5%, 6/01/29	4,220,000	4,847,894

		$81,508,290

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Connecticut - 1.1%
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “B-2”, 4%, 11/15/32	$2,880,000	$3,109,075
Connecticut Housing Finance Authority Rev., (Housing Mortgage Finance Program), “D-1”, 4%, 11/15/44	3,675,000	3,975,652
Mohegan Tribal Finance Authority Economic Development Bonds, 7%, 2/01/45	2,320,000	2,337,446
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/28	4,595,000	5,376,655
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/29	4,595,000	5,374,450
State of Connecticut, Special Tax Obligation Rev., “A”, 5%, 12/01/30	4,615,000	5,389,351

		$25,562,629
Delaware - 0.2%
Delaware Housing Authority Rev. (Single Family), “C”, 6.25%, 7/01/37	$125,000	$127,809
University of Delaware Rev., “C”, 0.7%, 11/01/37 (Put Date 5/01/16)	5,000,000	5,025,250

		$5,153,059
District of Columbia - 0.9%
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/43	$1,450,000	$1,699,777
District of Columbia Rev. (Kipp, D.C. Charter School), “A”, 6%, 7/01/33	560,000	661,735
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/30	3,235,000	3,406,423
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 10/01/35	4,080,000	4,237,570
District of Columbia University Rev. (Georgetown University), 0% to 4/01/18, 5% to 4/01/40	11,570,000	10,713,589
District of Columbia, Tobacco Settlement, 6.25%, 5/15/24	405,000	405,057

		$21,124,151
Florida - 5.4%
Arborwood Community Development District, FL, Capital Improvement Rev., “A-1”, 0%, 5/01/36	$20,000	$21,475
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 10/01/35	1,035,000	1,035,849
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.375%, 5/01/30	1,045,000	1,091,994
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.5%, 5/01/33	485,000	507,063

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Bellalago, FL, Educational Facilities Benefit District (Osceola County) Capital Improvement Refunding Rev., 4.6%, 5/01/34	$1,405,000	$1,481,783
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 5/01/39	860,000	875,970
Capital Trust Agency Rev. (Aero Miami FX LLC), “A”, 5.35%, 7/01/29	3,670,000	4,069,883
Citizens Property Insurance Corp., “A-1”, 5.25%, 6/01/17	750,000	821,025
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 6/01/43	4,300,000	4,807,099
Concord Station Community Development District, FL, Special Assessment, 5%, 5/01/15	25,000	25,034
Florida Board of Education, Capital Outlay, “E”, 5%, 6/01/23	250,000	290,370
Florida Board of Education, Lottery Rev., “A”, 5%, 7/01/20	7,855,000	9,237,951
Florida Citizens Property Insurance Corp., “A-1”, 5%, 6/01/19	505,000	576,195
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/30	2,425,000	2,557,211
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 9/15/40	5,130,000	5,367,211
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “A”, FHLMC, 3.5%, 7/01/46	1,895,000	2,029,280
Florida Housing Finance Corp, Homeowner Mortgage Rev. (Special Program), “B”, 3%, 7/01/45	3,705,000	3,874,985
Florida Housing Finance Corp. Rev. (Homeowner Mortgage), “1”, GNMA, 4.8%, 7/01/31	345,000	346,642
Florida Municipal Power Agency Rev., All Requirements, “A”, 6.25%, 10/01/31	400,000	473,900
Florida Power Agency Rev., “A”, 5%, 10/01/31	1,000,000	1,106,730
Florida State University Board of Governors, System Improvement Rev., 6.25%, 7/01/30	2,685,000	3,119,675
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 5/01/38	775,000	822,461
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 8/15/29 (Prerefunded 8/15/18)	300,000	346,113
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), ETM, NATL, 6.5%, 8/15/19	1,000,000	1,130,820
Hillsborough County, FL, Industrial Development Authority, Pollution Control Rev. (Tampa Electric Co.), “A”, 5.65%, 5/15/18	500,000	563,805
Homestead 50, FL, Community Development District, Special Assessment, “A”, 6%, 5/01/37	1,550,000	1,135,267
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/33	2,225,000	2,511,091
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/34	1,935,000	2,160,253

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/35	$2,735,000	$3,048,677
Lakeland, FL, Hospital Rev. (Lakeland Regional Health Systems), 5%, 11/15/40	10,050,000	11,107,763
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.25%, 5/01/25	425,000	420,181
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/35	135,000	132,469
Lakewood Ranch Stewardship District, FL, Special Assessment Rev. (Lakewood Centre North Project), 4.875%, 5/01/45	205,000	198,854
Main Street Community Development District, FL, “A”, 6.8%, 5/01/38	500,000	507,040
Marshall Creek Community Development District, FL, Capital Improvement and Special Assessment, “A”, 3.5%, 5/01/20	1,000,000	999,060
Miami-Dade County, FL, Aviation Rev., “B”, AGM, 5%, 10/01/35	5,885,000	6,614,681
Miami-Dade County, FL, Educational Facilities Authority Rev. (University of Miami), “A”, 5.75%, 4/01/28	1,875,000	1,961,981
Miami-Dade County, FL, Health Facilities Authority, Hospital Rev. (Miami Children’s Hospital), “A”, 6.125%, 8/01/42	2,240,000	2,630,768
Miami-Dade County, FL, School Board, COP, “B”, ASSD GTY, 5%, 5/01/33	500,000	547,255
Miami-Dade County, FL, Special Obligation, Capital Appreciation, “A”, NATL, 0%, 10/01/32	2,000,000	818,220
Miami-Dade County, FL, Water & Sewer Rev., AGM, 5%, 10/01/39	1,000,000	1,143,740
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 10/01/40	6,920,000	8,507,379
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 5/01/22	55,000	48,091
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/29	280,000	300,286
Midtown Miami, FL, Community Development District Special Assessment (Infrastructure Project), “B”, 5%, 5/01/37	135,000	143,379
Midtown Miami, FL, Community Development District Special Assessment (Parking Garage Project), “A”, 5%, 5/01/37	235,000	249,586
Orange County, FL, Health Facilities Authority, Hospital Rev. (Orlando Regional Healthcare), “C”, 5.25%, 10/01/35	1,000,000	1,090,210
Palm Beach County, FL, Health Facilities Rev. (Sinai Residences of Boca Raton Project), 7.5%, 6/01/49	430,000	492,501
Palm Beach County, FL, Solid Waste Authority Rev. Improvement, BHAC, 5%, 10/01/27	295,000	339,403
Parkway Center Community Development District, FL, Special Assessment, “B”, 7%, 5/01/23	425,000	430,657
Pinellas County, FL, Sewer Rev., AGM, 5%, 10/01/32	330,000	331,228
Pompano Beach, FL (John Knox Village Project), 5%, 9/01/39	610,000	672,043

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Florida - continued
Pompano Beach, FL (John Knox Village Project), 5%, 9/01/44	$2,595,000	$2,852,424
Seminole County, FL, Water & Sewer Rev., Unrefunded Balance, NATL, 6%, 10/01/19	205,000	209,651
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 10/01/22 (n)	2,850,000	3,078,171
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.5%, 10/01/24 (n)	4,275,000	4,591,478
South Broward, FL, Hospital District Rev., 5%, 5/01/36	500,000	536,090
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 4/01/29	1,025,000	1,146,657
St. John’s County, FL, Industrial Development Authority Rev. (Bayview Project), “A”, 5.2%, 10/01/27	150,000	140,391
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 8/01/45	6,795,000	7,717,149
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 11/01/10 (d)	55,000	33,000
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/26	245,000	277,516
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5%, 7/01/29	225,000	250,596
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.125%, 7/01/34	485,000	538,913
Sumter County, FL, Industrial Development Authority Hospital Rev. (Central Florida Health Alliance Projects), “A”, 5.25%, 7/01/44	1,455,000	1,610,714
Tallahassee, FL, Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc.), 6.25%, 12/01/20	3,200,000	3,214,080
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 5/01/16	235,000	238,826
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 11/01/17	20,000	19,146

		$121,577,389
Georgia - 3.5%
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 5/15/33	$965,000	$1,069,085
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 5/15/43	965,000	1,065,148
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/25	1,415,000	1,651,588
Atlanta, GA, Airport Rev., “B”, 5%, 1/01/26	800,000	930,504
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 11/01/22	2,770,000	3,349,650
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 8/01/34	1,320,000	1,470,810
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 6/01/29	1,295,000	1,628,346

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Georgia - continued
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 6/01/35	$955,000	$965,113
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 9/01/40	4,850,000	5,365,507
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/28	5,285,000	6,257,176
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/29	1,415,000	1,657,673
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/30	4,345,000	5,089,038
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/31	235,000	274,590
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 10/01/41	3,910,000	4,535,014
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/26	3,680,000	4,270,235
Fulton County, GA, Water & Sewer Rev., 5%, 1/01/27	2,285,000	2,638,055
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A”, 3%, 6/01/43	1,260,000	1,304,768
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “A-1”, 4%, 6/01/44	2,555,000	2,766,247
Georgia Housing & Finance Authority Rev., Single Family Mortgage, “B-2”, 4.5%, 12/01/24	1,195,000	1,211,360
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 3/15/22	4,545,000	5,297,788
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/26	845,000	1,027,436
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 9/15/28	1,740,000	2,092,176
Georgia Municipal Electric Authority Power Rev., NATL, 6.375%, 1/01/16	1,010,000	1,052,471
Georgia Municipal Electric Authority Power Rev., AMBAC, 6.5%, 1/01/17	2,070,000	2,190,495
Georgia Municipal Electric Authority Power Rev., NATL, 6.5%, 1/01/20	2,645,000	2,973,853
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 1/01/26	3,065,000	3,632,546
Georgia Municipal Electric Authority Power Rev., ETM, AMBAC, 6.5%, 1/01/17	80,000	83,302
Hall County and Gainesville, GA, Hospital Authority Rev. (Northeast Georgia Health System, Inc.), “A”, 5.5%, 8/15/54	4,215,000	4,928,726
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/30	540,000	576,342
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 6/15/39	645,000	684,590
Metropolitan Atlanta, GA, Rapid Transit Authority Rev., 6.25%, 7/01/18	2,580,000	2,822,959
Monroe County, GA, Development Authority Pollution Control Rev. (Georgia Power Company Plant Scherer Project), 2%, 7/01/25 (Put Date 6/13/19)	1,735,000	1,787,276

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Georgia - continued
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 1/01/34	$2,055,000	$2,108,163

		$78,758,030
Guam - 0.1%
Guam Government, “A”, 7%, 11/15/39	$910,000	$1,074,592
Guam International Airport Authority Rev., “C”, 5%, 10/01/16	360,000	380,275
Guam International Airport Authority Rev., “C”, 5%, 10/01/17	600,000	653,040
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/20	130,000	149,625
Guam Waterworks Authority Rev. (Water and Wastewater System), 5.25%, 7/01/21	370,000	431,209

		$2,688,741
Hawaii - 1.5%
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.65%, 1/01/29	$7,795,000	$7,854,320
Hawaii Housing & Community Development Corp., HI, Rental Housing System Rev., “A”, 4.75%, 1/01/33	9,390,000	9,464,087
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 11/15/29	375,000	472,946
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 11/15/44	1,100,000	1,377,420
Hawaii Department of Budget & Finance, Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 7/01/39	3,655,000	4,236,839
State of Hawaii, “DZ”, 5%, 12/01/31	2,230,000	2,606,357
State of Hawaii, Highway Rev., “A”, 5%, 1/01/30	3,695,000	4,233,251
State of Hawaii, Highway Rev., “A”, 5%, 1/01/31	1,380,000	1,575,518
State of Hawaii, Highway Rev., “A”, 5%, 1/01/32	920,000	1,047,908

		$32,868,646
Idaho - 0.0%
Idaho Health Facilities Authority Rev. (The Terraces of Boise Project), “B3”, 5.25%, 10/01/20	$450,000	$453,222

Illinois - 6.0%
Chicago, IL, “A”, AGM, 5%, 1/01/34	$2,000,000	$2,011,900
Chicago, IL, Greater Chicago Metropolitan Water Reclamation District, “C”, 5%, 12/01/29	9,145,000	10,537,052
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/32	945,000	1,086,788
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 1/01/33	470,000	539,819

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Illinois - continued
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 1/01/43	$1,890,000	$2,172,196
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 1/01/35	7,125,000	8,237,498
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.5%, 6/01/38	175,000	176,416
Chicago, IL, Single Family Mortgage Rev., “C”, GNMA, 5.75%, 12/01/42	110,000	115,410
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/29	1,755,000	1,989,644
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/31	655,000	739,200
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 12/01/40	4,685,000	5,239,376
Illinois Finance Authority Rev. (Christian Homes), 5.5%, 5/15/23 (Prerefunded 5/15/15)	1,230,000	1,237,958
Illinois Finance Authority Rev. (Christian Homes), 5.5%, 5/15/23	2,125,000	2,128,698
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 5/15/33	2,145,000	2,189,831
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 5/15/37	3,285,000	3,409,239
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 5/15/43	1,500,000	1,539,495
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 10/01/28	2,990,000	3,382,348
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 11/15/29	2,975,000	3,549,383
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 11/15/37	2,445,000	2,918,034
Illinois Finance Authority Rev. (Presence Health Obligated Group), 6.125%, 5/15/25 (Prerefunded 5/15/19)	205,000	244,987
Illinois Finance Authority Rev. (Presence Health Obligated Group), Unrefunded, 6.125%, 5/15/25	6,695,000	7,612,818
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 8/15/34	3,685,000	4,578,207
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 7/01/43	6,315,000	7,623,468
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 8/15/38 (Prerefunded 8/15/19)	1,500,000	1,860,075
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 8/15/44 (Prerefunded 8/15/19)	2,455,000	3,057,359
Illinois Finance Authority Rev. (Smith Village), “A”, 6.125%, 11/15/25	1,095,000	1,110,352

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Illinois - continued
Illinois Finance Authority Rev. (Smith Village), “A”, 6.25%, 11/15/35	$1,945,000	$1,960,891
Illinois Finance Authority Rev., (Silver Cross Hospital and Medical Centers), “C”, 5%, 8/15/35	4,135,000	4,549,451
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 4/01/31	2,730,000	3,168,001
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 10/01/31	4,210,000	4,905,113
Illinois Railsplitter Tobacco Settlement Authority, 5.5%, 6/01/23	4,455,000	5,257,301
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 6/01/24	2,610,000	2,788,341
Illinois Railsplitter Tobacco Settlement Authority, 6%, 6/01/28	8,750,000	10,423,175
Illinois Sales Tax Rev., “P”, ETM, 6.5%, 6/15/22	4,575,000	5,369,769
Illinois Toll Highway Authority Rev., “A”, 5%, 12/01/22	5,000,000	6,049,900
Illinois Toll Highway Authority Rev., “B”, 5.5%, 1/01/33	5,645,000	6,223,613
Romeoville, IL, Rev. (Lewis University Project), “A”, 5%, 10/01/42	1,690,000	1,850,043
State of Illinois, “B”, 5.25%, 6/15/34	1,275,000	1,433,534

		$133,266,683
Indiana - 1.8%
Indiana Finance Authority Rev. (BHI Senior Living), “A”, 6%, 11/15/41	$2,840,000	$3,243,962
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/34	1,710,000	1,908,993
Indiana Finance Authority Rev. (I-69 Section 5 Project), 5.25%, 9/01/40	2,445,000	2,705,001
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/35	2,190,000	2,368,047
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “A”, 5%, 7/01/44	1,595,000	1,711,834
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “B”, 5%, 1/01/19	1,515,000	1,617,929
Indiana Finance Authority Rev. (State Revolving Fund Program), “A”, 5%, 2/01/29	4,000,000	4,632,600
Indiana Finance Authority, Hospital Rev. (Deaconess Hospital, Inc.), “A”, 6.75%, 3/01/39	3,000,000	3,510,720
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “B”, 5%, 2/15/33	2,490,000	2,578,246
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 1/01/39 (Put Date 1/01/27)	1,375,000	1,389,520
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 4/01/42	1,170,000	1,243,020
Noblesville, IN, Redevelopment Authority Lease Rental, 5.25%, 8/01/25	2,000,000	2,127,400

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Indiana - continued
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 1/01/39	$4,715,000	$5,623,250
St. Joseph County, IN, Educational Facilities Rev. (University of Notre Dame), 6.5%, 3/01/26	1,000,000	1,402,070
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 10/01/28	1,875,000	2,205,750
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 1/01/34	330,000	404,405
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 1/01/44	755,000	930,824

		$39,603,571
Iowa - 1.0%
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/30	$1,200,000	$1,389,744
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/31	2,230,000	2,573,197
Iowa Finance Authority Health Facilities Rev. (UnityPoint Health), “C”, 5%, 2/15/32	1,085,000	1,246,524
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5%, 12/01/19	1,435,000	1,555,999
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5.5%, 12/01/22	1,065,000	1,137,377
Iowa Finance Authority Rev. (Iowa Health System Obligated Group), “A”, 5.25%, 2/15/44	3,000,000	3,400,320
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 7/01/25	1,205,000	1,240,873
Iowa Student Loan Liquidity Corp., “A-2”, 5.5%, 12/01/25	1,660,000	1,796,933
Iowa Student Loan Liquidity Corp., “A-2”, 5.6%, 12/01/26	1,665,000	1,802,812
Iowa Student Loan Liquidity Corp., “A-2”, 5.7%, 12/01/27	140,000	150,980
Iowa Student Loan Liquidity Corp., “A-2”, 5.75%, 12/01/28	2,820,000	3,040,073
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 6/01/34	3,070,000	2,937,683

		$22,272,515
Kansas - 0.1%
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 12/01/37	$95,000	$96,701
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-3”, GNMA, 5.5%, 12/01/37	435,000	453,540
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 6/01/37	110,000	114,180
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 12/01/37	105,000	111,300

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Kansas - continued
Sedgwick & Shawnee Counties, KS, Single Family Mortgage Rev., “A”, GNMA, 5.45%, 6/01/38	$740,000	$763,421
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 6/01/21	1,540,000	1,111,418

		$2,650,560
Kentucky - 1.3%
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.375%, 8/15/24	$2,305,000	$2,554,862
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 8/15/27	770,000	863,239
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 6/01/30	640,000	734,534
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 6/01/40	5,500,000	6,363,280
Kentucky Public Transportation Infrastructure Authority Rev. (Downtown Crossing Project), Subordinate Toll Rev., “A”, 5%, 7/01/17	5,535,000	6,023,685
Kentucky Turnpike Authority, Economic Development Road Rev. (Revitalization Projects), “A”, 5%, 7/01/32	2,000,000	2,317,240
Louisville & Jefferson County, KY, Metro Government College Rev. (Bellarmine University, Inc. Project), 6.125%, 5/01/39	3,000,000	3,294,720
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 10/01/36	4,655,000	4,843,015
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 9/01/39	1,670,000	1,847,838

		$28,842,413
Louisiana - 2.5%
Jefferson Parish, LA, Hospital Rev., Hospital Service District No. 1 (West Jefferson Medical Center), “B”, AGM, 5.25%, 1/01/28	$1,980,000	$2,267,179
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 7/01/31	3,355,000	3,944,843
Louisiana Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6%, 11/15/35	580,000	583,573
Louisiana Environmental Facilities & Community Development Authority Rev. (St. James Place of Baton Rouge Project), “A”, 6.25%, 11/15/45	2,240,000	2,251,894
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 11/01/32	1,600,000	1,787,808

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Louisiana - continued
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 8/01/29	$1,400,000	$1,673,294
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 11/01/35	6,000,000	7,192,080
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 12/01/34	2,745,000	2,988,701
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “A”, 5%, 9/01/28	10,000,000	10,185,500
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/20	665,000	775,310
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/21	830,000	980,421
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/22	500,000	597,780
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/23	1,325,000	1,603,502
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/24	1,270,000	1,518,399
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/25	1,000,000	1,186,950
Louisiana Stadium & Exposition District Rev., “A”, 5%, 7/01/26	2,000,000	2,356,740
New Orleans LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/40	3,105,000	3,451,518
New Orleans LA, Aviation Board General Airport Rev. (North Terminal Project), “B”, 5%, 1/01/45	1,330,000	1,474,970
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 1/01/30	1,810,000	2,060,486
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 12/01/40 (Put Date 6/01/22)	2,000,000	2,181,680
State of Louisiana, “C”, 5%, 7/15/26	4,380,000	5,210,667

		$56,273,295
Maine - 0.3%
Maine Housing Authority Mortgage, “C-1”, 3.5%, 11/15/44	$5,790,000	$6,159,460

Maryland - 1.0%
Baltimore, MD, Special Obligation (East Baltimore Research Park Project), “A”, 7%, 9/01/38	$1,285,000	$1,395,330
Maryland Community Development Administration, Department of Housing & Community Development, “C”, 4%, 9/01/44	5,375,000	5,844,668
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 6/01/25	795,000	874,317
Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel Health System), “A”, 6.75%, 7/01/39 (Prerefunded 7/01/19)	1,510,000	1,851,970
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 1/01/41	2,225,000	2,524,930
State of Maryland, “B”, 4%, 8/01/27	2,570,000	2,860,487
State of Maryland, “C”, 5%, 11/01/19	6,890,000	8,046,142

		$23,397,844

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Massachusetts - 5.7%
Commonwealth of Massachusetts Transportation Fund Rev. (Accelerated Bridge Program), “A”, 5%, 6/01/23	$2,645,000	$3,287,021
Commonwealth of Massachusetts, “A”, AMBAC, 5.5%, 8/01/30	5,000,000	6,636,450
Massachusetts Bay Transportation Authority Rev., “A”, 5.25%, 7/01/34	2,000,000	2,243,440
Massachusetts Bay Transportation Authority, “A”, 7%, 3/01/21	3,245,000	3,962,567
Massachusetts Bay Transportation Authority, “A”, ETM, 7%, 3/01/21	2,870,000	3,119,288
Massachusetts Bay Transportation Authority, Sales Tax Rev., “A”, 5%, 7/01/24	9,445,000	11,804,172
Massachusetts Bay Transportation Authority, Sales Tax Rev., Capital Appreciation, “A-2”, 0%, 7/01/28	6,930,000	3,899,927
Massachusetts College Building Authority Rev., “A”, 5%, 5/01/31	2,395,000	2,781,266
Massachusetts College Building Authority Rev., “C”, 3%, 5/01/42	835,000	747,275
Massachusetts Development Finance Agency (Visual & Performing Arts), 6%, 8/01/21	1,000,000	1,177,630
Massachusetts Development Finance Agency Rev. (Milford Regional Medical Center), “F”, 5.75%, 7/15/43	460,000	518,015
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 11/15/33	275,000	294,052
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 11/15/43	435,000	467,603
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/31	2,780,000	3,184,935
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “L”, 5%, 7/01/36	1,670,000	1,891,526
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 10/01/33	420,000	501,014
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 11/01/27	2,380,000	2,453,566
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 11/01/42	1,150,000	1,191,768
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 12/01/42 (Prerefunded 5/01/19)	670,000	792,007
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 1/01/30	1,880,000	1,984,114
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 1/01/22	225,000	256,887
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 5%, 7/01/21	1,255,000	1,421,902
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 7/01/26	2,255,000	2,410,730

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Massachusetts - continued
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 7/01/28	$2,340,000	$2,494,089
Massachusetts Educational Financing Authority, Education Loan Rev., “K”, 5.25%, 7/01/29	4,400,000	4,844,576
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 11/15/36 (u)	25,000,000	28,947,250
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/29 (Prerefunded 10/01/15)	835,000	867,490
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 10/01/29	1,195,000	1,241,103
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 7/01/30	4,055,000	4,751,892
Massachusetts Housing Finance Agency, Single Family Housing Rev., “177”, 4%, 6/01/39	1,600,000	1,719,792
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 7/01/41	465,000	516,155
Massachusetts Port Authority Rev., “A”, 5%, 7/01/37	470,000	526,917
Massachusetts School Building Authority, Sales Tax Rev., “A”, 5%, 8/15/26	12,500,000	15,036,000
Massachusetts Water Resources Authority, “B”, AGM, 5.25%, 8/01/29	4,215,000	5,491,176
Massachusetts Water Resources Authority, ETM, 6.5%, 7/15/19	4,340,000	4,811,715

		$128,275,310
Michigan - 2.7%
Detroit, MI, Distributable State Aid, 5.25%, 11/01/35	$5,000,000	$5,421,650
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “A”, 5.25%, 7/01/39	5,920,000	6,412,366
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/19	1,730,000	1,922,480
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, 5%, 7/01/20	1,725,000	1,943,592
Detroit, MI, Water & Sewerage Department, Senior Lien Sewage Disposal System Rev., “A”, AGM, 5%, 7/01/16	1,560,000	1,643,928
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/23	930,000	962,029
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, AGM, 5%, 7/01/25	130,000	133,840
Detroit, MI, Water Supply System Rev., Senior Lien, “A”, 5%, 7/01/36	295,000	313,331
Detroit, MI, Water Supply System Rev., Senior Lien, “C”, 5%, 7/01/41	410,000	434,079
Grand Valley, MI, State University Rev., 5.5%, 12/01/27	985,000	1,067,346
Grand Valley, MI, State University Rev., 5.625%, 12/01/29	480,000	521,122

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Michigan - continued
Michigan Finance Authority State Aid Rev. (School District of the City of Detroit), 2.85%, 8/20/15	$1,965,000	$1,972,840
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-1”, 5%, 7/01/44	450,000	478,926
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “C-7”, NATL, 5%, 7/01/32	580,000	642,408
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/35	240,000	266,422
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-1”, AGM, 5%, 7/01/37	570,000	631,805
Michigan Finance Authority Rev. (Detroit Water and Sewerage Department), “D-6”, NATL, 5%, 7/01/36	485,000	532,389
Michigan Finance Authority Rev. (School District of the City of Detroit), 5.5%, 6/01/21	2,045,000	2,349,910
Michigan Finance Authority Rev. (Trinity Health Corp.), 5%, 12/01/35	3,195,000	3,609,264
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 11/15/39	7,165,000	8,145,100
Michigan Housing Development Authority, GNMA, 5.2%, 8/20/38	1,200,000	1,219,008
Michigan Strategic Fund (Waste Management, Inc.), 1.5%, 8/01/27 (Put Date 8/01/17)	5,495,000	5,481,372
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 7/01/20	985,000	1,165,324
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.5%, 8/01/29 (Put Date 8/01/16)	1,970,000	2,078,429
Regents of the University of Michigan General Rev., “C”, 5%, 4/01/17	5,220,000	5,684,162
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), “V”, 8.25%, 9/01/39 (Prerefunded 9/01/18)	2,325,000	2,889,138
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, 5%, 12/01/44	1,000,000	1,111,670
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “B”, BAM, 5%, 12/01/39	610,000	697,919
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/39	470,000	521,268
Wayne County, MI, Airport Authority Rev. (Detroit Metropolitan Wayne County Airport), “C”, 5%, 12/01/44	1,020,000	1,128,640

		$61,381,757
Minnesota - 0.4%
St. Louis Park, MN, Health Care Facilities Rev. (Nicollet Health Services), 5.75%, 7/01/39	$6,445,000	$7,433,341
University of Minnesota, “A”, 5%, 12/01/25	710,000	845,553

		$8,278,894

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Mississippi - 0.9%
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.125%, 9/01/34	$2,500,000	$2,839,200
Alcorn State University, MS, Educational Building Corp. Rev. (Student Housing Project), “A”, 5.25%, 9/01/39	1,625,000	1,849,608
Lowndes County, MS, Solid Waste Disposal & Pollution Control Rev. (Weyerhaeuser Co.), 6.8%, 4/01/22	110,000	139,314
Mississippi Development Bank Special Obligation (City of Jackson Water and Sewer System Rev. Bond Project), AGM, 6.875%, 12/01/40	495,000	649,133
Mississippi Development Bank Special Obligation (Harrison County Coliseum), “A”, 5.25%, 1/01/34	2,455,000	3,140,215
Mississippi Development Bank Special Obligation (Marshall County Industrial Development Authority Mississippi Highway Construction Project), 5%, 1/01/28	1,450,000	1,653,508
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/22	1,445,000	1,665,232
Mississippi Hospital Equipment & Facilities Authority Rev. (Baptist Memorial Healthcare), “A”, 5%, 9/01/23	3,765,000	4,357,686
Mississippi State University, Educational Building Corp. Rev., 5.25%, 8/01/38	1,250,000	1,447,975
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.25%, 9/01/32	1,665,000	1,865,166
University of Southern Mississippi Educational Building Corp. Rev. (Campus Facilities Project), 5.375%, 9/01/36	610,000	688,702

		$20,295,739
Missouri - 0.6%
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 9/01/34	$1,410,000	$1,543,400
Missouri Health & Educational Facilities Authority Rev. (A.T. Still University Health Services), 5%, 10/01/39	730,000	830,025
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/35	4,145,000	4,498,859
Missouri Health & Educational Facilities Authority Rev. (Lutheran Senior Service Projects), “A”, 5%, 2/01/44	1,035,000	1,116,920
Missouri Health & Educational Facilities Authority Rev. (SSM Health Care), “A”, 5%, 6/01/31	2,615,000	3,008,714
Missouri Housing Development Commission, Single Family Mortgage Rev. (Special Home Ownership Loan Program), “B”, GNMA, 4%, 11/01/40	1,760,000	1,915,549

		$12,913,467

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Montana - 0.1%
Montana Board of Housing Single Family Program (Federally Insured or Guaranteed Mortgage Loans), “A-2”, 3%, 12/01/43	$2,430,000	$2,511,794

Nebraska - 1.0%
Douglas County, NE, Educational Facilities Rev. (Creighton University), “A”, 5.875%, 7/01/40	$6,355,000	$7,492,990
Nebraska Investment Finance Authority Rev., Single Family Housing, “E”, 3%, 3/01/43	1,380,000	1,422,739
Nebraska Investment Finance Authority, Housing Rev., “A”, 3%, 3/01/44	1,790,000	1,857,053
Nebraska Investment Finance Authority, Housing Rev., “A”, 4%, 9/01/44	3,320,000	3,607,877
Nebraska Public Power District Rev., “C”, NATL, 5%, 1/01/18 (Prerefunded 1/01/16)	800,000	828,640
Nebraska Public Power District Rev., Unrefunded, “C”, NATL, 5%, 1/01/18	7,535,000	7,805,280

		$23,014,579
New Hampshire - 0.3%
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 10/01/27	$4,610,000	$5,240,095
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 10/01/39	480,000	519,682
New Hampshire Business Finance Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc. Project), 4%, 4/01/29 (Put Date 10/01/19)	185,000	187,205

		$5,946,982
New Jersey - 3.5%
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/29	$555,000	$624,192
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/30	850,000	950,088
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/31	555,000	618,442
New Jersey Casino Reinvestment Development Authority, Luxury Tax Rev., AGM, 5%, 11/01/32	555,000	616,061
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 1/01/27	470,000	549,562
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 1/01/28	470,000	527,993
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 1/01/31	1,415,000	1,587,319
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 1/01/39	870,000	964,230

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New Jersey - continued
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5.125%, 7/01/42	$435,000	$479,922
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 9/15/19	1,365,000	1,437,755
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 9/15/29	3,405,000	3,727,590
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “A”, 5.625%, 11/15/30	400,000	453,128
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), “B”, 5.625%, 11/15/30	370,000	421,241
New Jersey Economic Development Authority, Water Facilities Rev. (New Jersey American Water Co.), “A”, 5.7%, 10/01/39	5,000,000	5,767,450
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 12/01/32 (Prerefunded 6/01/19)	4,195,000	5,257,761
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 6/01/23	28,440,000	28,508,256
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 6/01/34	7,960,000	6,083,669
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 6/01/41	5,000,000	3,834,850
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-B”, 0%, 6/01/41	27,535,000	6,719,641
New Jersey Tobacco Settlement Financing Corp., Capital Appreciation, “1-C”, 0%, 6/01/41	365,000	85,812
New Jersey Transportation Trust Fund Authority Rev., “D”, 5.25%, 12/15/23	7,500,000	8,668,650

		$77,883,612
New Mexico - 1.1%
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 6/01/40	$9,975,000	$11,167,013
New Mexico Mortgage Finance Authority Rev., GNMA, 5.95%, 7/01/37	205,000	208,397
New Mexico Mortgage Finance Authority Rev., “I”, GNMA, 5.75%, 7/01/38	415,000	435,912
New Mexico Municipal Energy Acquisition Authority, Gas Supply Rev., “A”, 5%, 11/01/39 (Put Date 8/01/19)	11,435,000	13,030,297

		$24,841,619
New York - 5.2%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 7/15/30	$2,015,000	$2,360,149
Build NYC Resource Corp. Solid Waste Disposal Rev. (Pratt Paper, Inc. Project), 5%, 1/01/35	1,455,000	1,571,429

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New York - continued
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/25	$1,450,000	$1,664,397
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/26	1,080,000	1,230,952
Hempstead, NY, Local Development Corp. Rev. (Hofstra University Project), 5%, 7/01/28	275,000	309,375
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2/15/47	3,950,000	4,603,093
Liberty, NY, Development Corp. Rev. (Goldman Sachs Headquarters), 5.25%, 10/01/35	6,010,000	7,262,544
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 8/15/30	1,475,000	1,721,089
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2/15/35	1,395,000	1,609,174
New York Dormitory Authority Rev., State Personal Income Tax, “A”, 5%, 12/15/25	5,000,000	6,106,400
New York Environmental Facilities Corp., Municipal Water Finance Authority Project, 5%, 6/15/25	2,300,000	2,723,660
New York Environmental Facilities, “C”, 5%, 5/15/41	2,745,000	3,098,995
New York Environmental Facilities, ETM, 5%, 6/15/16	570,000	588,696
New York Housing Finance Agency Affordable Housing Rev., “D”, 0.8%, 11/01/16	1,470,000	1,474,043
New York Housing Finance Agency Affordable Housing Rev., “D”, 0.8%, 11/01/16	1,460,000	1,464,818
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “1”, 5%, 11/15/44	4,275,000	4,499,267
New York Liberty Development Corp., Liberty Rev. (3 World Trade Center Project), “2”, 5.375%, 11/15/40	3,190,000	3,526,067
New York Liberty Development Corp., Liberty Rev. (World Trade Center Project), 5%, 11/15/31	2,300,000	2,609,787
New York Thruway Authority General Rev., Junior Indebtedness Obligation, “A”, 5%, 5/01/19	3,325,000	3,802,703
New York Tobacco Settlement Financing Corp., Asset-Backed Rev., “B”, 5%, 6/01/21	5,740,000	6,052,887
New York, NY, “B”, 5%, 8/01/20	10,730,000	12,567,620
New York, NY, “J-4”, FRN, 0.57%, 8/01/25	1,715,000	1,713,388
New York, NY, “J-9”, FRN, 0.42%, 8/01/27	5,645,000	5,645,113
New York, NY, City Housing Development Corp. (8 Spruce Street), “F”, 4.5%, 2/15/48	574,420	586,667
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.625%, 8/01/25	3,375,000	3,673,316
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 8/01/31	1,190,000	1,297,528

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
New York - continued
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), “B”, 8.5%, 8/01/28	$1,875,000	$1,925,850
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-A”, 0.75%, 11/01/16	2,795,000	2,795,559
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “E-1-B”, 1.2%, 11/01/17	2,915,000	2,917,594
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/18	3,945,000	4,263,835
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/19	2,795,000	3,109,242
New York, NY, Municipal Water Finance Authority, Water & Sewer Systems Rev., “CC”, 5%, 6/15/47	1,085,000	1,240,546
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 11/01/42	1,170,000	1,216,800
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5%, 7/01/25	110,000	118,803
Onondaga, NY, Civic Development Corp. Rev. (St. Joseph’s Hospital Health Center), 5.125%, 7/01/31	110,000	118,392
Port Authority of NY & NJ, (170th Series), 5%, 12/01/16	1,815,000	1,947,205
Port Authority of NY & NJ, (170th Series), 5%, 12/01/17	1,795,000	1,982,757
Port Authority of NY & NJ, (170th Series), 5%, 12/01/18	1,025,000	1,156,405
Port Authority of NY & NJ, (170th Series), 5%, 12/01/19	1,765,000	2,027,456
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 12/01/36	2,315,000	2,732,487
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 12/01/23 (n)	3,995,000	4,171,499

		$115,487,587
North Carolina - 0.5%
North Carolina Eastern Municipal Power Agency, “A”, NATL, 6.5%, 1/01/18	$9,250,000	$10,615,485
North Carolina Medical Care Commission, Retirement Facilities First Mortgage Rev. (United Church Homes and Services), “A”, 5%, 9/01/37	100,000	100,968

		$10,716,453
North Dakota - 0.1%
North Dakota Housing Finance Agency Rev. (Home Mortgage Finance Program), “A”, 4%, 7/01/34	$1,530,000	$1,652,660

Ohio - 1.7%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2/15/24	$1,500,000	$1,765,575

37

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Ohio - continued
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 6/01/47	$5,000,000	$4,437,250
Cleveland-Cuyahoga County, OH, Port Authority Development Rev. (Euclid Avenue Development Corp. Project), 5%, 8/01/44	1,225,000	1,324,335
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 5/15/40	1,100,000	1,279,828
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 4/01/30	1,915,000	2,099,280
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 4/01/40	2,770,000	3,069,132
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2/15/33	645,000	676,166
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2/15/44	480,000	497,347
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2/15/48	645,000	667,646
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2/15/31	1,095,000	1,210,731
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2/15/38	4,195,000	4,629,392
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/29	130,000	141,046
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/35	720,000	737,705
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5%, 12/01/43	925,000	940,549
Southeastern Ohio Port Authority, Hospital Facilities Improvement Rev. (Memorial Health System Obligated Group Project), 5.5%, 12/01/43	1,130,000	1,195,009
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 5/15/40	415,000	474,743
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 5/15/25	150,000	150,158
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/38 (u)	3,355,000	3,821,781
The Ohio State University, Special Purpose Rev., “A”, 5%, 6/01/43 (u)	8,150,000	9,252,369

		$38,370,042
Oklahoma - 0.7%
Oklahoma County, OK, Home Finance Authority, Single Family Mortgage Rev., “A”, GNMA, 5.4%, 10/01/38	$460,000	$460,000

38

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Oklahoma - continued
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation Project), 5.5%, 7/01/29	$4,400,000	$4,893,108
Tulsa OK, Airport Improvement Trust Rev., “A”, BAM, 5%, 6/01/45	755,000	817,242
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 10/01/27	4,670,000	5,405,478
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 6/01/35	1,910,000	2,070,574
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 12/01/35	1,440,000	1,576,541

		$15,222,943
Oregon - 0.1%
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 3/01/37	$2,445,000	$2,537,568

Pennsylvania - 4.4%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 10/15/28	$1,195,000	$1,315,576
Clarion County, PA, Industrial Development Authority, Student Housing Rev. (Clarion University Foundation, Inc.), 5%, 7/01/34	490,000	527,152
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 4/01/28	1,870,000	2,074,971
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/30	715,000	777,219
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 1/01/40	1,910,000	2,053,957
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 1/01/29	830,000	923,168
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 1/01/39	5,045,000	5,631,078
Dallas, PA, Area Municipal Authority Rev. (Misericordia University Project), 5%, 5/01/29	1,005,000	1,115,620
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 10/01/25	490,000	558,046
Delaware County, PA, Industrial Development Authority, Resource Recovery Facilities Rev. (American Ref-Fuel Co.), “A”, 6.2%, 7/01/19	1,310,000	1,311,336
Delaware Valley, PA, Regional Finance Authority, 5.75%, 7/01/17	3,255,000	3,583,495
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 8/01/18	9,640,000	10,810,778
Delaware Valley, PA, Regional Finance Authority, “C”, FRN, 0.925%, 6/01/37	7,000,000	5,925,920

39

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Pennsylvania - continued
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/39	$485,000	$518,678
East Hempfield, PA, Industrial Development Authority Rev. (Millersville University Student Services), 5%, 7/01/46	265,000	281,931
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/27	670,000	791,371
Lancaster County, PA, Hospital Authority Health System Rev. (Masonic Villages Project), 5%, 11/01/35	250,000	283,213
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 11/15/28	1,700,000	1,701,394
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 12/01/43	9,610,000	10,925,417
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/36	12,095,000	4,710,519
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), Capital Appreciation, “B”, 0%, 12/01/37	9,795,000	3,652,262
Luzerne County, PA, AGM, 6.75%, 11/01/23	1,140,000	1,377,758
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 4/01/36	720,000	748,944
Montgomery County, PA, Industrial Development Authority Rev. (Whitemarsh Continuing Care Retirement Community Project), 5.375%, 1/01/50	1,015,000	1,025,465
Pennsylvania Convention Center Authority Rev., ETM, FGIC, 6.7%, 9/01/16	7,860,000	8,272,178
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 1/01/23	3,230,000	3,343,631
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 7/01/23	1,940,000	1,963,086
Pennsylvania Economic Development Financing Authority, (The Pennsylvania Rapid Bridge Replacement Project), 5%, 12/31/34	8,635,000	9,550,914
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 1/01/32	3,110,000	3,439,505
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 7/01/30	510,000	555,064
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 8/01/35	415,000	456,782
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 6/15/33	2,425,000	2,483,685
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 6/15/43	1,175,000	1,206,913

40

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Pennsylvania - continued
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 6/15/33	$150,000	$166,041
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 6/15/43	355,000	396,702
Philadelphia, PA, Municipal Authority Rev., 6.5%, 4/01/34	1,020,000	1,177,865
Philadelphia, PA, Redevelopment Authority Rev., BAM, 5%, 4/15/24	1,900,000	2,187,223
Reading, PA, School District, “A”, 5%, 4/01/20	1,000,000	1,115,830
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 7/01/35	265,000	270,242

		$99,210,929
Puerto Rico - 0.7%
Commonwealth of Puerto Rico Highway & Transportation Authority Rev., AGM, 5.5%, 7/01/29	$70,000	$75,461
Commonwealth of Puerto Rico, “A”, ETM, FGIC, 5.5%, 7/01/15	5,585,000	5,659,225
Commonwealth of Puerto Rico, Public Improvement, “A”, NATL, 5.5%, 7/01/16	295,000	301,699
Puerto Rico Electric Power Authority Rev., NATL, 5%, 7/01/19	640,000	654,694
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.625%, 7/01/23	445,000	415,470
Puerto Rico Electric Power Authority Rev., “DDD”, AGM, 3.65%, 7/01/24	1,915,000	1,776,354
Puerto Rico Electric Power Authority Rev., “KK”, NATL, 5.5%, 7/01/16	150,000	154,916
Puerto Rico Electric Power Authority Rev., “LL”, NATL, 5.5%, 7/01/17	120,000	123,830
Puerto Rico Electric Power Authority Rev., “MM”, NATL, 5%, 7/01/20	50,000	51,154
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/24	60,000	59,995
Puerto Rico Electric Power Authority Rev., “SS”, ASSD GTY, 4.375%, 7/01/30	230,000	210,627
Puerto Rico Electric Power Authority Rev., “UU”, NATL, 4.5%, 7/01/18	135,000	136,007
Puerto Rico Electric Power Authority Rev., “UU”, AGM, 5%, 7/01/22	225,000	227,079
Puerto Rico Electric Power Authority Rev., “UU”, ASSD GTY, 4.25%, 7/01/27	1,385,000	1,296,651
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/17	465,000	468,074

41

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Puerto Rico - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/18	$305,000	$305,756
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 4/01/20	150,000	141,785
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/21	520,000	509,200
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/22	600,000	579,048
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5%, 4/01/27	1,010,000	922,857
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 4/01/32	390,000	343,715
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 4/01/42	545,000	469,294
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “A”, 5.5%, 8/01/28 (Prerefunded 8/01/19)	45,000	53,118

		$14,936,009
Rhode Island - 1.1%
Providence, RI, “A”, 5%, 1/15/25	$1,345,000	$1,544,329
Rhode Island Health & Educational Building Corp. Rev., Hospital Financing (Lifespan Obligated Group), “A”, ASSD GTY, 7%, 5/15/39	7,645,000	9,146,707
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3%, 12/01/21	4,890,000	4,880,269
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.25%, 12/01/22	1,500,000	1,513,710
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.375%, 12/01/23	2,500,000	2,514,250

42

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Rhode Island - continued
Rhode Island Student Loan Authority, Student Loan Rev., “A”, 3.625%, 12/01/25	$4,115,000	$4,137,921

		$23,737,186
South Carolina - 1.3%
Chesterfield County, SC, School District, 5%, 3/01/25	$2,250,000	$2,651,400
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 12/01/37	40,000	40,339
Piedmont, SC, Municipal Power Agency, NATL, 6.25%, 1/01/21	4,150,000	5,143,469
Richland County, SC, Environmental Improvement Rev. (International Paper), “A”, 3.875%, 4/01/23	5,750,000	6,207,413
South Carolina Public Service Authority Rev., “A”, 5.125%, 12/01/43	2,745,000	3,116,069
South Carolina Public Service Authority Rev., “B”, 5.125%, 12/01/43	6,550,000	7,435,429
South Carolina Public Service Authority Rev., “C”, 5%, 12/01/36	2,920,000	3,323,310

		$27,917,429
South Dakota - 0.2%
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/24	$1,000,000	$1,159,440
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/25	1,000,000	1,152,230
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 6/01/26	1,400,000	1,602,160
South Dakota Health & Educational Facilities Authority Rev. (Avera Health), “A”, 5%, 7/01/42	1,205,000	1,342,093

		$5,255,923
Tennessee - 2.1%
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5%, 10/01/44	$1,420,000	$1,561,957
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 1/01/45	10,310,000	11,674,425
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 10/01/40	3,000,000	3,277,920
Hardeman County, TN, Correctional Facilities Corp. (Corrections Corp. of America), 7.375%, 8/01/17	275,000	275,688
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/29	4,765,000	5,538,502
Metropolitan Government of Nashville & Davidson County, TN, Electric Rev., “A”, 5%, 5/15/30	2,500,000	2,902,125
Metropolitan Government of Nashville & Davidson County, TN, Health & Educational Facilities Board Rev. (Meharry Medical College), AMBAC, 6%, 12/01/16	1,905,000	1,978,838

43

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tennessee - continued
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/17	$1,575,000	$1,725,444
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/19	1,500,000	1,704,390
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/22	1,665,000	1,940,091
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/23	2,385,000	2,804,760
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/24	2,215,000	2,611,197
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 9/01/26	2,805,000	3,336,435
Tennessee Housing Development Agency, Residential Financing Program Rev., “2-C”, 4%, 1/01/45	2,645,000	2,880,405
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/33 (Prerefunded 5/01/18)	270,000	304,260
Tennessee School Board Authority, Higher Education Facilities Rev., 5.125%, 5/01/33 (Prerefunded 5/01/18)	1,230,000	1,378,363

		$45,894,800
Texas - 7.5%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/17	$995,000	$1,055,178
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/19	1,375,000	1,445,950
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/20	1,120,000	1,177,915
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 1/01/24	2,230,000	2,306,132
Austin, TX, Water & Wastewater System Rev., 5%, 11/15/27	3,000,000	3,571,650
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 12/15/36 (d)(q)	1,595,000	16
Brazos River, TX, Brazoria County Environmental Rev. (Dow Chemical, Co.), “A-3”, 5.125%, 5/15/33	2,100,000	2,251,221
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 5/15/33	7,310,000	8,188,589
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5%, 8/15/42	4,325,000	4,673,984
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 12/01/40	2,355,000	2,741,102
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 12/01/45	1,425,000	1,663,816
Dallas and Fort Worth, TX, International Airport Rev., “B”, 5%, 11/01/44	2,730,000	3,050,693
Dallas and Fort Worth, TX, International Airport Rev., “C”, 5%, 11/01/45	1,875,000	2,086,819
Dallas, TX, Independent School District, PSF, 5%, 8/15/23	6,000,000	7,310,340
Dallas, TX, Waterworks & Sewer System Rev., 5%, 10/01/39	10,000,000	11,543,800
Decatur Hospital Authority Rev. (Wise Regional Health System), “A”, 5.25%, 9/01/44	415,000	445,913

44

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
El Paso, TX, Water & Sewer Rev., 5%, 3/01/28	$455,000	$528,401
Fort Worth, TX, Independent School District, Unlimited Tax School Building, PSF, 5%, 2/15/39	3,685,000	4,283,297
Gregg County, TX, Health Facilities Development Corp. Hospital Rev., (Good Shepherd Obligated Group), “A”, FRN, 4.02%, 10/01/29 (Put Date 3/01/17)	1,400,000	1,422,666
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 5/01/28	300,000	313,134
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 12/01/36 (a)(d)	116,013	1
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 11/15/32	8,235,000	9,158,885
Harris County, TX, Cultural Education Facilities Financial Corp., Thermal Utilities Rev. (Teco Project), “A”, 5.25%, 11/15/35	1,560,000	1,776,731
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7%, 12/01/27 (Prerefunded 12/01/18)	1,795,000	2,176,922
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 12/01/35 (Prerefunded 12/01/18)	2,050,000	2,504,567
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/31	225,000	253,931
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/32	225,000	252,754
Harris County-Houston, TX, Sports Authority Rev., “C”, 5%, 11/15/33	545,000	610,329
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/41	900,000	273,186
Harris County-Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, AGM, 0%, 11/15/46	2,250,000	525,420
Houston, TX, Airport System Rev., “B”, 5%, 7/01/26	1,855,000	2,144,417
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.75%, 7/01/24	1,080,000	1,183,691
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 5%, 7/01/29	2,135,000	2,303,729
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal E Project), 4.5%, 7/01/20	535,000	577,035
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-1”, 5%, 7/15/30	725,000	771,139
Houston, TX, Airport System Rev., Special Facilities Rev. (United Airlines, Inc. Terminal Improvement Projects), “B-2”, 5%, 7/15/20	1,715,000	1,843,282
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 7/01/31	2,310,000	2,578,607

45

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 3/01/23	$165,000	$166,769
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 8/15/39 (Prerefunded 8/15/19)	1,470,000	1,673,389
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 8/15/41 (Prerefunded 8/15/19)	4,230,000	5,318,548
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2/15/37 (Prerefunded 2/15/17)	310,000	338,328
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 11/01/29	2,520,000	2,902,536
New Hope, TX, Cultural Education Facilities Finance Corp. Student Housing Rev. (Texas A&M University Project), “A”, AGM, 5%, 4/01/46	1,585,000	1,743,976
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/30	355,000	392,971
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/35	355,000	386,467
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Rev. (CHF - Collegiate Housing Stephenville III, L.L.C. - Tarleton State University Project), 5%, 4/01/47	895,000	964,345
Nortex, TX, Housing Finance Corp., Single Family Mortgage Rev., “A”, GNMA, 5.5%, 7/01/38	950,000	968,411
North Texas Tollway Authority Rev. (Special Projects System), “D”, 5%, 9/01/29	15,000,000	17,660,550
North Texas Tollway Authority Rev., “C”, 1.95%, 1/01/38 (Put Date 1/01/19)	8,000,000	8,114,880
Permian Basin Housing Finance Corp., TX, Single Family Mortgage Backed Securities (Mortgage Backed Project) “A”, GNMA, 5.65%, 1/01/38	930,000	950,637
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 11/01/30	1,200,000	1,204,188
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (MRC The Crossings Project), “B-2”, 5%, 11/15/19	80,000	80,198
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 8/15/40	2,795,000	3,318,196
Schertz-Cibolo-Universal City, TX, Independent School District, PSF, 5%, 2/01/36	10,000,000	10,373,400
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.125%, 11/15/29	395,000	435,863

46

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Texas - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.375%, 11/15/44	$3,100,000	$3,433,932
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 11/15/44	4,500,000	4,459,950
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/44	785,000	843,969
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Trinity Terrace Project), “A-1”, 5%, 10/01/49	375,000	402,881
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 9/01/39	235,000	242,045
Texas City, TX, Industrial Development Corp. Rev. (NRG Energy, Inc. Project), 4.125%, 12/01/45	2,590,000	2,570,264
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 12/31/38	1,495,000	1,865,521
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 6/30/43	1,195,000	1,462,298
Texas Transportation Commission, Central Texas Turnpike System Rev., Capital Appreciation, “B”, 0%, 8/15/36	4,615,000	1,861,737
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 11/01/30	735,000	864,823
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 11/01/40	2,575,000	3,004,227

		$167,000,541
U.S. Virgin Islands - 0.1%
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 10/01/37	$2,200,000	$2,518,956

Utah - 0.1%
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 7/01/22	$1,250,000	$1,397,375

Vermont - 0.2%
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/24	$135,000	$158,138
Burlington, VT, Airport Rev., “A”, AGM, 5%, 7/01/30	230,000	256,857
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 4/01/36 (Put Date 4/02/18)	1,805,000	1,843,410
Vermont Housing Finance Agency, Multi-Purpose Rev., “C”, 4%, 11/01/43	1,325,000	1,427,966

		$3,686,371

47

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Virginia - 0.7%
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 5/15/20	$4,870,000	$5,729,896
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 3/01/43	2,135,000	2,242,134
Henrico County, VA, Industrial Development Authority Rev. (Bon Secours Health Systems, Inc.), RIBS, FRN, AGM, 11.257%, 8/23/27 (p)	4,350,000	5,527,371
Manassas Park, VA, Economic Development Authority Lease Rev., “A”, 6%, 7/15/35	845,000	967,195
Virginia Small Business Financing Authority Rev. (Hampton University), 5.25%, 10/01/29	625,000	735,406
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 3/01/19 (a)(d)	529,028	5

		$15,202,007
Washington - 6.8%
FYI Properties Lease Rev. (Washington State Project), 5.5%, 6/01/34	$2,255,000	$2,584,613
Seattle, WA, Port Rev., “B”, 5%, 8/01/24	3,000,000	3,503,400
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.625%, 12/01/25	1,000,000	1,092,850
Snohomish County, WA, Public Hospital District No. 3, 5%, 12/01/31	5,655,000	6,085,572
State of Washington, “A”, 5%, 7/01/33	5,000,000	5,643,050
Tacoma, WA, Housing Authority Multi-Family Rev. (Redwood), GNMA, 5%, 5/20/25	280,000	280,221
Tacoma, WA, Housing Authority Multi-Family Rev. (Redwood/Juniper, Pine Tree Harbor, & Conifer South), GNMA, 5.05%, 11/20/37	280,000	280,073
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 7/01/29	1,450,000	1,688,656
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 7/01/39	3,690,000	4,303,463
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 8/01/36 (Prerefunded 8/01/18)	5,285,000	6,170,766
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “A”, 5%, 10/01/27	14,095,000	16,251,676
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 8/15/42	3,955,000	4,303,000
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 10/01/34	2,165,000	2,383,059
Washington Housing Finance Community Nonprofit Housing Rev. (Rockwood Retirement Communities), 5.125%, 1/01/20	3,905,000	3,907,187
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 7/01/32 (Prerefunded 7/01/17) (u)	25,010,000	27,447,725

48

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Washington - continued
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/37	$16,315,000	$18,884,776
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/38	17,130,000	19,799,368
Washington Motor Vehicle Fuel Tax, “E”, 5%, 2/01/39	17,985,000	20,742,280
Washington Public Power Supply System Rev. (Nuclear Project #3), 7.125%, 7/01/16	5,145,000	5,579,341

		$150,931,076
West Virginia - 0.3%
Monongalia County, WV, Board of Education, 5%, 5/01/29	$1,445,000	$1,673,064
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Rev. (Appalachian Power Company- Amos Project), “A”, FRN, 1.9%, 3/01/40 (Put Date 4/01/19)	2,000,000	1,988,160
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 10/01/38	2,110,000	2,217,378
West Virginia Housing Development Fund, “A”, 1.2%, 11/01/17	1,345,000	1,348,793

		$7,227,395
Wisconsin - 0.7%
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/26	$2,215,000	$2,530,128
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Health Care, Inc.), “A”, 5%, 7/15/28	665,000	747,573
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “B-1”, 1.25%, 8/15/25 (Put Date 8/15/17)	2,075,000	2,089,442
Wisconsin Health & Educational Facilities Authority Rev. (ProHealth Care, Inc. Obligated Group), 6.625%, 2/15/39 (Prerefunded 2/15/19)	1,220,000	1,470,442
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 9/15/29	430,000	505,856
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 9/15/39	1,390,000	1,649,847
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 8/15/18	1,500,000	1,589,265
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 4%, 9/01/20	155,000	161,536
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/25	100,000	107,039
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/30	165,000	168,851
Wisconsin Public Finance Authority Healthcare Facility (Church Home of Hartford, Inc. Project), “A”, 5%, 9/01/38	220,000	221,140
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.125%, 11/15/29	490,000	506,616
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.5%, 11/15/34	455,000	476,785

49

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Wisconsin - continued
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 5.75%, 11/15/44	$375,000	$396,398
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “A”, 6%, 11/15/49	295,000	316,140
Wisconsin Public Finance Authority Senior Living Rev. (Rose Villa Project), “B-3”, 3.75%, 11/15/19	475,000	479,831
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/22	1,365,000	1,508,844
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 7/01/42	1,600,000	1,694,160

		$16,619,893
Total Municipal Bonds (Identified Cost, $2,008,508,488)		$2,181,094,955

Floating Rate Demand Notes - 0.1%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.01%, due 4/01/15	$580,000	$580,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.01%, due 4/01/15	910,000	910,000
Total Floating Rate Demand Notes, at Cost and Value		$1,490,000

Money Market Funds - 3.9%
MFS Institutional Money Market Portfolio, 0.1%, at Cost and Net Asset Value (v)	87,268,558	$87,268,558
Total Investments (Identified Cost, $2,097,267,046)		$2,269,853,513

Other Assets, Less Liabilities - (1.5)%		(32,573,704)
Net Assets - 100.0%		$2,237,279,809

(a)	Non-income producing security.
(d)	In default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,841,148 representing 0.5% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

50

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
AGM	Assured Guaranty Municipal	RIBS	Residual Interest Bonds
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
BAM	Build America Mutual
BHAC	Berkshire Hathaway Assurance Corp.
CALHF	California Health Facility Construction Loan Insurance Program
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

51

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 3/31/15

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,009,998,488)	$2,182,584,955
Underlying affiliated funds, at cost and value	87,268,558
Total investments, at value (identified cost, $2,097,267,046)	$2,269,853,513
Cash	2,777
Receivables for
Investments sold	3,201,140
Fund shares sold	3,498,602
Interest	27,789,028
Receivable from investment adviser	72,986
Other assets	9,883
Total assets	$2,304,427,929
Liabilities
Payables for
Distributions	$799,344
Investments purchased	19,636,446
Interest expense and fees	79,300
Fund shares reacquired	2,817,688
Payable to the holders of the floating rate certificates from trust assets	42,886,252
Payable to affiliates
Shareholder servicing costs	704,057
Distribution and service fees	17,824
Payable for independent Trustees’ compensation	21,692
Accrued expenses and other liabilities	185,517
Total liabilities	$67,148,120
Net assets	$2,237,279,809
Net assets consist of
Paid-in capital	$2,090,918,772
Unrealized appreciation (depreciation) on investments	172,586,467
Accumulated net realized gain (loss) on investments	(29,015,258)
Undistributed net investment income	2,789,828
Net assets	$2,237,279,809
Shares of beneficial interest outstanding	252,833,090

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$781,629,661	88,337,460	$8.85
Class B	28,031,996	3,163,562	8.86
Class C	166,884,813	18,795,691	8.88
Class I	682,370,751	77,207,657	8.84
Class A1	577,992,091	65,286,910	8.85
Class B1	370,497	41,810	8.86

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A and Class A1, for which the maximum offering price per share was $9.24 [100 / 95.75 x $8.85] and $9.24 [100 / 95.75 x $8.85], respectively . On sales of $100,000 or more, the maximum offering prices of Class A and Class A1 shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class A1, and Class B1 shares.

See Notes to Financial Statements

52

Financial Statements

STATEMENT OF OPERATIONS

Year ended 3/31/15

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$95,539,928
Dividends from underlying affiliated funds	57,998
Total investment income	$95,597,926
Expenses
Management fee	$8,595,369
Distribution and service fees	3,804,641
Shareholder servicing costs	1,885,341
Administrative services fee	325,254
Independent Trustees’ compensation	39,245
Custodian fee	210,313
Shareholder communications	134,566
Audit and tax fees	57,790
Legal fees	22,184
Interest expense and fees	288,529
Miscellaneous	268,452
Total expenses	$15,631,684
Fees paid indirectly	(50)
Reduction of expenses by investment adviser and distributor	(1,214,170)
Net expenses	$14,417,464
Net investment income	$81,180,462
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$3,357,222
Futures contracts	454,504
Net realized gain (loss) on investments	$3,811,726
Change in unrealized appreciation (depreciation) on investments	$80,069,145
Net realized and unrealized gain (loss) on investments	$83,880,871
Change in net assets from operations	$165,061,333

See Notes to Financial Statements

53

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 3/31
	2015	2014
Change in net assets
From operations
Net investment income	$81,180,462	$81,155,042
Net realized gain (loss) on investments	3,811,726	(37,959,177)
Net unrealized gain (loss) on investments	80,069,145	(91,426,776)
Change in net assets from operations	$165,061,333	$(48,230,911)
Distributions declared to shareholders
From net investment income	$(75,843,616)	$(77,388,318)
Change in net assets from fund share transactions	$89,538,603	$(156,666,308)
Total change in net assets	$178,756,320	$(282,285,537)
Net assets
At beginning of period	2,058,523,489	2,340,809,026
At end of period (including undistributed net investment income of $2,789,828 and $1,877,184, respectively)	$2,237,279,809	$2,058,523,489

See Notes to Financial Statements

54

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 3/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.48	$8.94	$8.68	$7.91	$8.32
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.33	$0.35	$0.39	$0.41
Net realized and unrealized gain (loss) on investments	0.35	(0.47)	0.24	0.76	(0.42)
Total from investment operations	$0.67	$(0.14)	$0.59	$1.15	$(0.01)
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.33)	$(0.38)	$(0.40)
Net asset value, end of period (x)	$8.85	$8.48	$8.94	$8.68	$7.91
Total return (%) (r)(s)(t)(x)	8.02	(1.52)	6.88	14.83	(0.24)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.80	0.79	0.81	0.81
Expenses after expense reductions (f)	0.74	0.75	0.76	0.77	0.78
Net investment income	3.71	3.92	3.90	4.69	4.95
Portfolio turnover	17	32	23	25	23
Net assets at end of period (000 omitted)	$781,630	$736,374	$1,027,992	$829,860	$764,621
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.73	0.73	0.74	0.74	0.74

See Notes to Financial Statements

55

Financial Highlights – continued

Class B	Years ended 3/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.49	$8.95	$8.70	$7.92	$8.34
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.27	$0.28	$0.33	$0.35
Net realized and unrealized gain (loss) on investments	0.35	(0.48)	0.23	0.77	(0.43)
Total from investment operations	$0.61	$(0.21)	$0.51	$1.10	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.26)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$8.86	$8.49	$8.95	$8.70	$7.92
Total return (%) (r)(s)(t)(x)	7.21	(2.26)	5.95	14.09	(1.10)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.54	1.56	1.56
Expenses after expense reductions (f)	1.49	1.51	1.51	1.52	1.53
Net investment income	2.95	3.16	3.15	3.91	4.21
Portfolio turnover	17	32	23	25	23
Net assets at end of period (000 omitted)	$28,032	$28,220	$37,759	$31,883	$22,842
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.49	1.48	1.49	1.49

See Notes to Financial Statements

56

Financial Highlights – continued

Class C	Years ended 3/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.51	$8.97	$8.71	$7.94	$8.35
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.27	$0.28	$0.33	$0.35
Net realized and unrealized gain (loss) on investments	0.35	(0.48)	0.24	0.76	(0.42)
Total from investment operations	$0.61	$(0.21)	$0.52	$1.09	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.26)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$8.88	$8.51	$8.97	$8.71	$7.94
Total return (%) (r)(s)(t)(x)	7.19	(2.26)	6.06	13.92	(0.97)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.54	1.56	1.56
Expenses after expense reductions (f)	1.49	1.51	1.51	1.52	1.52
Net investment income	2.94	3.15	3.14	3.92	4.19
Portfolio turnover	17	32	23	25	23
Net assets at end of period (000 omitted)	$166,885	$162,443	$234,735	$187,078	$149,727
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.48	1.49	1.48	1.49	1.49

See Notes to Financial Statements

57

Financial Highlights – continued

Class I	Years ended 3/31
	2015	2014	2013	2012 (i)
Net asset value, beginning of period	$8.47	$8.93	$8.67	$8.22
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.35	$0.37	$0.27
Net realized and unrealized gain (loss) on investments	0.34	(0.47)	0.24	0.44	(g)
Total from investment operations	$0.69	$(0.12)	$0.61	$0.71
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.35)	$(0.26)
Net asset value, end of period (x)	$8.84	$8.47	$8.93	$8.67
Total return (%) (r)(s)(x)	8.30	(1.29)	7.15	8.75	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55	0.55	0.55	(a)
Expenses after expense reductions (f)	0.49	0.50	0.51	0.52	(a)
Net investment income	3.95	4.13	4.13	4.70	(a)
Portfolio turnover	17	32	23	25
Net assets at end of period (000 omitted)	$682,371	$546,220	$334,033	$186,734
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.48	0.49	0.49	(a)

See Notes to Financial Statements

58

Financial Highlights – continued

Class A1	Years ended 3/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.49	$8.95	$8.69	$7.92	$8.33
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.35	$0.37	$0.41	$0.43
Net realized and unrealized gain (loss) on investments	0.33	(0.47)	0.24	0.76	(0.42)
Total from investment operations	$0.68	$(0.12)	$0.61	$1.17	$0.01
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.34)	$(0.35)	$(0.40)	$(0.42)
Net asset value, end of period (x)	$8.85	$8.49	$8.95	$8.69	$7.92
Total return (%) (r)(s)(t)(x)	8.16	(1.27)	7.14	15.11	0.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.55	0.55	0.56	0.56
Expenses after expense reductions (f)	0.50	0.51	0.51	0.52	0.53
Net investment income	3.96	4.17	4.18	4.96	5.22
Portfolio turnover	17	32	23	25	23
Net assets at end of period (000 omitted)	$577,992	$584,287	$703,916	$714,380	$689,074
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.48	0.49	0.49	0.49	0.49

See Notes to Financial Statements

59

Financial Highlights – continued

Class B1	Years ended 3/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$8.49	$8.95	$8.69	$7.92	$8.34
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.29	$0.31	$0.35	$0.37
Net realized and unrealized gain (loss) on investments	0.35	(0.48)	0.24	0.76	(0.43)
Total from investment operations	$0.63	$(0.19)	$0.55	$1.11	$(0.06)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.27)	$(0.29)	$(0.34)	$(0.36)
Net asset value, end of period (x)	$8.86	$8.49	$8.95	$8.69	$7.92
Total return (%) (r)(s)(t)(x)	7.46	(2.02)	6.34	14.24	(0.86)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.54	1.56	1.56
Expenses after expense reductions (f)	1.26	1.27	1.27	1.28	1.29
Net investment income	3.19	3.39	3.47	4.23	4.46
Portfolio turnover	17	32	23	25	23
Net assets at end of period (000 omitted)	$370	$980	$2,374	$4,304	$6,230
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.25	1.25	1.25	1.26	1.26

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, August 1, 2011, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

60

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Income Fund (the fund) is a diversified series of MFS Municipal Series Trust which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and distributions made by the fund could be taxable to shareholders.

In June 2014, FASB issued Accounting Standards Update 2014-11, Transfers and Servicing (Topic 860) – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). ASU 2014-11 changes the accounting for repurchase-to-maturity transactions (i.e., repurchase agreements that settle at the same time as the maturity of the transferred financial asset) and enhances the required disclosures for repurchase agreements and other similar transactions. Although still evaluating the potential impacts of ASU 2014-11 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures which would first be effective for interim reporting periods beginning after March 15, 2015.

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Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair

62

Notes to Financial Statements – continued

value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of March 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,181,094,955	$—	$2,181,094,955
Short Term Securities	—	1,490,000	—	1,490,000
Mutual Funds	87,268,558	—	—	87,268,558
Total Investments	$87,268,558	$2,182,584,955	$—	$2,269,853,513

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At March 31, 2015, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended March 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$454,504

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

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Notes to Financial Statements – continued

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

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Notes to Financial Statements – continued

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floaters transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At March 31, 2015, the fund’s payable to the holders of the floating rate certificates from trust assets was $42,886,252 and the interest rate on the floating rate certificates issued by the trust was 0.03%. For the year ended March 31, 2015, the average payable to the holders of the floating rate certificates from trust assets was $42,814,630 at a weighted average interest rate of 0.06%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended March 31, 2015, interest expense and fees related to self-deposited inverse floaters amounted to $288,529 and is included in “Interest expense and fees” in the Statement of Operations. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

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Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended March 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

66

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	3/31/15	3/31/14
Ordinary income (including any short-term capital gains)	$236,020	$217,925
Tax-exempt income	75,607,596	77,170,393
Total distributions	$75,843,616	$77,388,318

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 3/31/15
Cost of investments	$2,042,212,585
Gross appreciation	188,264,104
Gross depreciation	(3,509,428)
Net unrealized appreciation (depreciation)	$184,754,676
Undistributed tax-exempt income	9,494,321
Capital loss carryforwards	(41,183,467)
Other temporary differences	(6,704,493)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after March 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of March 31, 2015, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
3/31/18	$(937,881)
3/31/19	(7,352,883)
Total	$(8,290,764)

Post-enactment losses which are characterized as follows:
Short-Term	$(24,876,969)
Long-Term	(8,015,734)
Total	$(32,892,703)

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Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class B1 shares will convert to Class A and Class A1 shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 3/31/15	Year ended 3/31/14
Class A	$26,009,877	$31,460,760
Class B	765,627	940,625
Class C	4,407,687	5,612,258
Class I	22,937,868	14,420,196
Class A1	21,704,094	24,906,692
Class B1	18,463	47,787
Total	$75,843,616	$77,388,318

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.37% of the fund’s average daily net assets in excess of $1.3 billion up to $2.0 billion and 0.35% of average daily net assets in excess of $2.0 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2015. For the year ended March 31, 2015, this management fee reduction amounted to $284,419, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended March 31, 2015, this management fee reduction amounted to $119,558, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended March 31, 2015 was equivalent to an annual effective rate of 0.38% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at

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Notes to Financial Statements – continued

least until July 31, 2015. For the year ended March 31, 2015, this reduction amounted to $784,028, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $366,043 and $17,148 for the year ended March 31, 2015, as its portion of the initial sales charge on sales of Class A and Class A1 shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,879,912
Class B	0.75%	0.25%	1.00%	1.00%	283,048
Class C	0.75%	0.25%	1.00%	1.00%	1,635,427
Class B1	0.75%	0.25%	1.00%	0.77%	6,254
Total Distribution and Service Fees					$3,804,641

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended March 31, 2015 based on each class’s average daily net assets. The service fee rate attributable to Class B1 shares within the first year of purchase is 0.25%. The service fee rate attributable to all other Class B1 shares has been reduced by MFD to 0.00% under a written agreement that will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until July 31, 2015. For the year ended March 31, 2015 this reduction amounted to $1,454 and is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended March 31, 2015, this rebate amounted to $22,182, $1, and $31 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A and A1 shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class B1

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Notes to Financial Statements – continued

shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended March 31, 2015, were as follows:

Amount
Class A	$9,813
Class B	42,055
Class C	10,991
Class A1	—
Class B1	661

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended March 31, 2015, the fee was $248,694, which equated to 0.0116% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended March 31, 2015, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,636,647.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended March 31, 2015 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $3,486 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended March 31, 2015. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $21,666 at March 31, 2015, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – Effective November 1, 2014, this fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which

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Notes to Financial Statements – continued

provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. Prior to November 1, 2014, the funds had entered into services agreements (the Compliance Officer Agreements) which provided for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. Prior to November 1, 2014, Frank L. Tarantino served as the ICCO. Effective October 31, 2014, Mr. Tarantino resigned as ICCO and the Compliance Officer Agreement between the funds and Tarantino LLC was terminated. Prior to June 1, 2014, Robyn L. Griffin served as the Assistant ICCO and was an officer of the funds. Ms. Griffin is the sole member of Griffin Compliance LLC. Effective May 31, 2014, Ms. Griffin resigned as Assistant ICCO and the Compliance Officer Agreement between the funds and Griffin Compliance LLC was terminated. For the year ended March 31, 2015, the aggregate fees paid by the fund under these agreements were $8,946 and are included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to reimburse the fund for a portion of the payments made by the fund for the services under the Compliance Officer Agreements in the amount of $2,497, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO, Assistant ICCO, and ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended March 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $478,448,209 and $357,209,991, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount
Shares sold
Class A	15,837,710	$138,752,687	16,698,114	$142,378,298
Class B	237,241	2,082,056	285,299	2,417,714
Class C	2,551,278	22,423,106	2,570,610	22,049,319
Class I	20,712,389	180,707,432	48,561,475	408,726,226
Class A1	553,055	4,842,592	522,908	4,464,650
Class B1	2,023	17,714	2,760	23,426
	39,893,696	$348,825,587	68,641,166	$580,059,633

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Notes to Financial Statements – continued

	Year ended 3/31/15		Year ended 3/31/14
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,720,057	$23,851,304	3,305,143	$27,934,427
Class B	76,521	671,674	95,723	809,735
Class C	424,331	3,733,240	532,886	4,517,825
Class I	2,312,424	20,265,429	1,290,841	10,873,874
Class A1	1,963,569	17,220,966	2,265,384	19,141,145
Class B1	1,467	12,841	4,248	36,066
	7,498,369	$65,755,454	7,494,225	$63,313,072

Shares reacquired
Class A	(17,045,156)	$(148,706,171)	(48,149,446)	$(405,605,754)
Class B	(472,755)	(4,138,153)	(1,275,436)	(10,763,014)
Class C	(3,266,864)	(28,578,647)	(10,178,906)	(86,043,859)
Class I	(10,293,227)	(89,765,156)	(22,776,518)	(189,795,718)
Class A1	(6,083,099)	(53,181,630)	(12,617,892)	(106,482,583)
Class B1	(77,013)	(672,681)	(156,794)	(1,348,085)
	(37,238,114)	$(325,042,438)	(95,154,992)	$(800,039,013)

Net change
Class A	1,512,611	$13,897,820	(28,146,189)	$(235,293,029)
Class B	(158,993)	(1,384,423)	(894,414)	(7,535,565)
Class C	(291,255)	(2,422,301)	(7,075,410)	(59,476,715)
Class I	12,731,586	111,207,705	27,075,798	229,804,382
Class A1	(3,566,475)	(31,118,072)	(9,829,600)	(82,876,788)
Class B1	(73,523)	(642,126)	(149,786)	(1,288,593)
	10,153,951	$89,538,603	(19,019,601)	$(156,666,308)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended March 31, 2015, the fund’s commitment fee and interest expense were $7,428 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

72

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	131,256,843	395,275,133	(439,263,418)	87,268,558

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$57,998	$87,268,558

73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Municipal Series Trust and the Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series of MFS Municipal Series Trust) (the “Fund”) as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Income Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

May 13, 2015

74

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of May 1, 2015, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 51)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director; Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 53)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 72)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 63)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

75

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 73)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 73)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 70)	Trustee	December 2004	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 60)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 57)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 73)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 41)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 46)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

76

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 55)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 46)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Timothy M. Fagan (k) (age 46)	Chief Compliance Officer	November 2014	Massachusetts Financial Services Company, Chief Compliance Officer; Vice President and Senior Counsel (until 2012)	N/A
Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 65)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Kenneth Paek (k) (age 40)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

77

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Susan A. Pereira (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 44)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 62)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 54)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

78

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Mses. Thomsen and Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of May 1, 2015, the Trustees served as board members of 132 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Richard Gable

79

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2015 income tax forms in January 2016. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 99.69% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

80

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

81

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

82

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended March 31, 2015 and 2014, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Alabama Municipal Bond Fund	44,077	43,354
MFS Arkansas Municipal Bond Fund	44,077	43,354
MFS California Municipal Bond Fund	44,077	43,354
MFS Georgia Municipal Bond Fund	44,077	43,354
MFS Maryland Municipal Bond Fund	44,077	43,354
MFS Massachusetts Municipal Bond Fund	44,077	43,354
MFS Mississippi Municipal Bond Fund	44,077	43,354
MFS Municipal Income Fund	50,241	49,415
MFS New York Municipal Bond Fund	44,077	43,354
MFS North Carolina Municipal Bond Fund	44,077	43,354
MFS Pennsylvania Municipal Bond Fund	44,077	43,354
MFS South Carolina Municipal Bond Fund	44,077	43,354
MFS Tennessee Municipal Bond Fund	44,077	43,354
MFS Virginia Municipal Bond Fund	44,077	43,354
MFS West Virginia Municipal Bond Fund	44,077	43,354

Total	667,319	656,371

For the fiscal years ended March 31, 2015 and 2014, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund	0	0	5,779	5,682	1,012	1,008
To MFS Arkansas Municipal Bond Fund	0	0	5,779	5,682	1,040	1,029
To MFS California Municipal Bond Fund	0	0	5,779	5,682	1,061	1,039
To MFS Georgia Municipal Bond Fund	0	0	5,779	5,682	1,014	1,010
To MFS Maryland Municipal Bond Fund	0	0	5,779	5,682	1,021	1,014
To MFS Massachusetts Municipal Bond Fund	0	0	5,779	5,682	1,053	1,036
To MFS Mississippi Municipal Bond Fund	0	0	5,779	5,682	1,020	1,014
To MFS Municipal Income Fund	0	0	5,840	5,742	1,465	1,282
To MFS New York Municipal Bond Fund	0	0	5,779	5,682	1,042	1,028
To MFS North Carolina Municipal Bond Fund	0	0	5,779	5,682	1,076	1,056
To MFS Pennsylvania Municipal Bond Fund	0	0	5,779	5,682	1,026	1,019
To MFS South Carolina Municipal Bond Fund	0	0	5,779	5,682	1,039	1,027
To MFS Tennessee Municipal Bond Fund	0	0	5,779	5,682	1,024	1,016
To MFS Virginia Municipal Bond Fund	0	0	5,779	5,682	1,064	1,045
To MFS West Virginia Municipal Bond Fund	0	0	5,779	5,682	1,027	1,019
Total fees billed by Deloitte to above Funds:	0	0	86,746	85,290	15,984	15,642

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Alabama Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS Arkansas Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS California Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS Georgia Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS Maryland Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS Massachusetts Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS Mississippi Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS Municipal Income Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS New York Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS North Carolina Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS Pennsylvania Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS South Carolina Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS Tennessee Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS Virginia Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0
To MFS and MFS Related Entities of MFS West Virginia Municipal Bond Fund*	1,294,130	1,934,406	0	0	0	0

	Aggregate fees for non-audit services
	2015	2014
Fees billed by Deloitte:
To MFS Alabama Municipal Bond Fund, MFS and MFS Related Entities#	1,300,921	1,944,554
To MFS Arkansas Municipal Bond Fund, MFS and MFS Related Entities#	1,300,949	1,944,575
To MFS California Municipal Bond Fund, MFS and MFS Related Entities#	1,300,970	1,944,585
To MFS Georgia Municipal Bond Fund, MFS and MFS Related Entities#	1,300,923	1,944,556
To MFS Maryland Municipal Bond Fund, MFS and MFS Related Entities#	1,300,930	1,944,560
To MFS Massachusetts Municipal Bond Fund, MFS and MFS Related Entities#	1,300,962	1,944,582
To MFS Mississippi Municipal Bond Fund, MFS and MFS Related Entities#	1,300,929	1,944,560
To MFS Municipal Income Fund, MFS and MFS Related Entities#	1,301,435	1,944,888
To MFS New York Municipal Bond Fund, MFS and MFS Related Entities#	1,300,951	1,944,574
To MFS North Carolina Municipal Bond Fund, MFS and MFS Related Entities#	1,300,985	1,944,602
To MFS Pennsylvania Municipal Bond Fund, MFS and MFS Related Entities#	1,300,935	1,944,565
To MFS South Carolina Municipal Bond Fund, MFS and MFS Related Entities#	1,300,948	1,944,573
To MFS Tennessee Municipal Bond Fund, MFS and MFS Related Entities#	1,300,933	1,944,562
To MFS Virginia Municipal Bond Fund, MFS and MFS Related Entities#	1,300,973	1,944,591
To MFS West Virginia Municipal Bond Fund, MFS and MFS Related Entities#	1,300,936	1,944,565

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS MUNICIPAL SERIES TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: May 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: May 13, 2015

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: May 13, 2015

*	Print name and title of each signing officer under his or her signature.